UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08194

FINANCIAL INVESTORS TRUST

 (Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Karen Gilomen, Esq., Secretary

 Financial Investors Trust

1290 Broadway, Suite 1100

 Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: April 30

Date of reporting period: April 30, 2019

Item 1. Reports to Stockholders.

DISCIPLINED GROWTH INVESTORS

2019

DGIFUND

ANNUAL REPORT

THIS REPORT CONTAINS A LETTER TO SHAREHOLDERS AND IMPORTANT FINANCIAL INFORMATION ABOUT THE DISCIPLINED GROWTH INVESTORS FUND. THE FUND'S FISCAL YEAR RUNS FROM MAY 1ST THROUGH THE FOLLOWING APRIL 30TH. FINANCIAL REPORTS ARE PREPARED ON A SEMI-ANNUAL AND ANNUAL BASIS. FOR OTHER REPORTS, ARTICLES, AND INFORMATION VISIT WWW.DGIFUND.COM.

PHONE: 855.344.3863 - FAX: 866.205.1499 - PO BOX 275 - DENVER, CO 80201

APRIL 30, 2019 / DGINV.COM

ANNUAL REPORT

SHAREHOLDER LETTER	1
PERFORMANCE UPDATE	3
DISCLOSURE OF FUND EXPENSES	5
PORTFOLIO OF INVESTMENTS	6
STATEMENT OF ASSETS AND LIABILITIES	18
STATEMENT OF OPERATIONS	19
STATEMENTS OF CHANGES IN NET ASSETS	20
FINANCIAL HIGHLIGHTS	22
NOTES TO FINANCIAL STATEMENTS	24
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32
ADDITIONAL INFORMATION	33
DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AGREEMENTS	34
TRUSTEES AND OFFICERS	37
PRIVACY POLICY	42

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.dgifund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1.855.DGI.FUND (1-855-344-3863) to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.dgifund.com.

Disciplined Growth Investors’ goal is to communicate clearly and transparently with our clients and mutual fund shareholders. It is mutually beneficial when our shareholders understand how we invest, what we are currently thinking and forecasting, and the specific investment decisions we have made. Our views and opinions regarding the investment prospects of our portfolio holdings and the Fund are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for these forecasts and have confidence in our investment team’s views, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements as those including words such as “believe”, “expect”, “anticipate”, “forecast”, and similar statement. We cannot assure future performance. These forward-looking statements are made only as-of the date of this report. Following the publication of this report, we will not update any of the forward-looking statements included here.

This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

APRIL 30, 2019	DGINV.COM

The Disciplined Growth Investors Fund	Shareholder Letter

April 30, 2019 (Unaudited)

Fund Performance and Asset Mix:

The DGI Fund’s fiscal year ended on April 30th. For the 2018 fiscal year (5/1/18-4/30/19), The DGI Fund returned 14.74%.

Stocks in The DGI Fund increased 19.45% and outperformed the S&P 500® Index, which increased 13.49%. The DGI Fund held 38 stocks that increased in value and 15 stocks that declined in value.

Bonds in the Fund returned 6.20%, outperforming the Barclays Government & Corporate Credit Index which gained 5.29% during the fiscal year. This represented the highest bond performance in the Fund for any fiscal year since inception (2011).

This fiscal year included a bear market during the fourth quarter of the 2018 calendar year, when the S&P 500 fell over 20% below its previous high point. The DGI Fund’s equities declined in a similar magnitude to the S&P 500. To start the 2019 calendar year, The DGI Fund rebounded and set new all-time high NAV of $21.26 on April 16th.

With 70.0% stocks and 30.0% bonds & cash as of 4/30/19, we have positioned the Fund to reflect our work which shows expected returns for the Fund’s stocks materially in excess of expected returns for bonds.

You can find additional performance information and a full list of the Fund’s holdings in this report and at www.dgifund.com.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1.855.DGI.FUND.

Portfolio Activity:

Since we last wrote to you at the end of October, 2018, we have added two new stocks to The DGI Fund.

IPG Photonics (IPGP) is the leader in the design and production of fiber lasers, with about 70% market share. Fiber lasers are revolutionizing industrial production. This technology is displacing legacy CO2, direct diode, and other solid-state lasers in the areas of cutting, welding/brazing, and marking/engraving. As fiber lasers continue displacing traditional machine tools, they are also making inroads into several brand new applications, including additive manufacturing. Trade tensions with China caused a slowdown in sales and we took advantage of stock price weakness to make an initial investment.

Stamps.com, Inc. (STMP) enables individuals and businesses to purchase and print U.S. Postal Service-approved postage. Its success has driven most of the growth in USPS shipping over the past several years. In addition to U.S. postage, Stamps.com has expanded to enabling shipping across multiple providers (FedEx, UPS, and others). The company recently focused its attention internationally – a market it has not yet tapped and we believe holds significant potential. These two shifts caused a backlash from the USPS and the stock price declined as a result. We have nearly two decades of investment experience with Stamps.com prior to its addition to The DGI

Annual Report | April 30, 2019	1

The Disciplined Growth Investors Fund	Shareholder Letter

April 30, 2019 (Unaudited)

Fund. We consider both international expansion and multiple-vendor shipping to be long-term opportunities the company has created for which the market punished the stock price in the short term. We took advantage of this situation to add the holding to The DGI Fund.

In the last six months we also added to the Fund’s existing position in Medidata Solutions (MDSO) and RealPage (RP).

Finally, we sold the remaining position in both Seagate Technology (STX) and Synaptics (SYNA).

Sincerely,

Portfolio Manager
Disciplined Growth Investors, Inc.

Asset class-specific performance is before fees. The Fund’s single fee – the management fee – is paid from the Fund’s holding of cash. Total Fund net-of-fees performance is presented in this letter, later in this annual report, and is updated monthly on the Fund’s website, www.dgifund.com.

The views of Disciplined Growth Investors, Inc. and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Disciplined Growth Investors, Inc. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

Fred Martin is a registered representative of ALPS Distributors, Inc. CFA Institute Marks are trademarks owned by the CFA Institute.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

2	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Performance Update

April 30, 2019 (Unaudited)

Annualized Total Return Performance (for the period ended April 30, 2019)

	6 month	Calendar YTD	1 Year	3 Year	5 Year	Since Inception*
The Disciplined Growth Investors Fund	11.26%	17.74%	14.74%	13.13%	9.86%	12.38%
S&P 500® Total Return Index(1)	9.76%	18.25%	13.49%	14.87%	11.63%	14.99%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1.855.DGI.FUND.

The table does not reflect the deductions of taxes a shareholder would pay on Fund distributions or redemptions of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested. Returns for periods less than 1 year are cumulative.

*	Fund Inception date of August 12, 2011.

(1)	The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Annual Report | April 30, 2019	3

The Disciplined Growth Investors Fund	Performance Update

April 30, 2019 (Unaudited)

Growth of $10,000 Investment in the Fund (for the period ended April 30, 2019)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Sector Allocation

(as a % of Net Assets)*

Technology	33.04%
Consumer Discretionary	14.02%
Health Care	13.19%
Industrials	6.85%
Energy	1.24%
Financials	0.52%
Communications	0.55%
Consumer, Cyclical	0.71%
Corporate Bonds	20.77%
Foreign Corporate Bonds	0.61%
Foreign Government Bonds	0.45%
Government & Agency Obligations	7.40%
Other Assets in Excess of Liabilities	0.65%

Top Ten Holdings

(as a % of Net Assets)*

Edwards Lifesciences Corp.	4.66%
Ubiquiti Networks, Inc.	3.68%
TJX Cos., Inc.	3.60%
Align Technology, Inc.	3.46%
Intuit, Inc.	3.01%
U.S. Treasury Note	2.68%
Middleby Corp.	2.44%
FactSet Research Systems, Inc.	2.32%
Intuitive Surgical, Inc.	2.29%
Autodesk, Inc.	2.24%
Top Ten Holdings	30.38%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

4	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Disclosure of Fund Expenses

April 30, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2018 through April 30, 2019.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/2018	Ending Account Value 4/30/2019	Expense Ratio(a)	Expenses Paid During period 11/1/2018 - 4/30/2019(b)
Actual	$1,000.00	$1,112.60	0.78%	$4.09
Hypothetical (5% return before expenses)	$1,000.00	$1,020.93	0.78%	$3.91

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

Annual Report | April 30, 2019	5

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2019

	Shares	Value (Note 2)
COMMON STOCKS (70.12%)
COMMUNICATIONS (0.55%)
Internet (0.55%)
Stamps.com, Inc. (a)	15,502	$1,330,072

TOTAL COMMUNICATIONS		1,330,072

CONSUMER DISCRETIONARY (14.02%)
Apparel & Textile Products (1.43%)
Ralph Lauren Corp.	12,934	1,701,856
Under Armour, Inc. , Class A(a)	75,054	1,732,997
		3,434,853

Automotive (1.99%)
Gentex Corp.	141,545	3,259,781
Gentherm, Inc. (a)	35,826	1,517,590
		4,777,371

Gaming, Lodging & Restaurants (2.21%)
Cheesecake Factory, Inc.	22,470	1,114,961
Royal Caribbean Cruises, Ltd.	34,698	4,196,376
		5,311,337

Leisure (0.37%)
TripAdvisor, Inc. (a)	16,505	878,561

Passenger Transportation (1.25%)
JetBlue Airways Corp. (a)	162,328	3,011,184

Retail - Consumer Discretionary (6.77%)
L Brands, Inc.	68,551	1,757,648
Nordstrom, Inc.	49,463	2,028,972
Sleep Number Corp. (a)	83,681	2,912,099
TJX Cos., Inc.	157,601	8,649,143
Urban Outfitters, Inc. (a)	30,431	904,713
		16,252,575

TOTAL CONSUMER DISCRETIONARY		33,665,881

6	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2019

	Shares	Value (Note 2)
CONSUMER, CYCLICAL (0.71%)
Retail (0.71%)
MSC Industrial Direct Co., Inc. , Class A	20,443	$1,710,057

TOTAL CONSUMER, CYCLICAL		1,710,057

ENERGY (1.24%)
Oil, Gas & Coal (1.24%)
Core Laboratories NV	11,350	719,477
Southwestern Energy Co. (a)	535,154	2,113,858
Ultra Petroleum Corp. (a)	337,188	141,754
		2,975,089

TOTAL ENERGY		2,975,089

FINANCIALS (0.52%)
Banks (0.52%)
TCF Financial Corp.	55,847	1,235,894

TOTAL FINANCIALS		1,235,894

HEALTH CARE (13.19%)
Medical Equipment & Devices (13.19%)
Align Technology, Inc. (a)	25,576	8,304,016
Edwards Lifesciences Corp. (a)	63,633	11,203,862
Intuitive Surgical, Inc. (a)	10,754	5,491,315
Myriad Genetics, Inc. (a)	102,968	3,241,432
Varian Medical Systems, Inc. (a)	25,305	3,445,782
		31,686,407

TOTAL HEALTH CARE		31,686,407

INDUSTRIALS (6.85%)
Electrical Equipment (0.88%)
Cognex Corp.	41,899	2,112,966

Machinery (3.37%)
Graco, Inc.	43,386	2,223,533
Middleby Corp. (a)	44,439	5,871,725
		8,095,258

Manufactured Goods (1.20%)
Proto Labs, Inc. (a)	26,215	2,878,145

Annual Report | April 30, 2019	7

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2019

	Shares	Value (Note 2)
INDUSTRIALS (continued)
Transportation & Logistics (1.40%)
Landstar System, Inc.	30,964	$3,373,837

TOTAL INDUSTRIALS		16,460,206

TECHNOLOGY (33.04%)
Design, Manufacturing & Distribution (2.07%)
Plexus Corp. (a)	82,562	4,968,581

Hardware (10.85%)
Dolby Laboratories, Inc. , Class A	49,970	3,232,559
Garmin, Ltd.	49,173	4,216,093
Plantronics, Inc.	53,751	2,767,102
Super Micro Computer, Inc. (a)	144,011	3,228,727
Ubiquiti Networks, Inc.	51,883	8,843,457
ViaSat, Inc. (a)	41,592	3,777,385
		26,065,323

Semiconductors (3.89%)
IPG Photonics Corp. (a)	12,927	2,258,735
Microchip Technology, Inc.	31,555	3,152,029
Power Integrations, Inc.	49,825	3,937,171
		9,347,935

Software (11.72%)
Akamai Technologies, Inc. (a)	54,292	4,346,618
Autodesk, Inc. (a)	30,216	5,384,793
Intuit, Inc.	28,810	7,233,039
Manhattan Associates, Inc. (a)	30,170	2,034,967
Open Text Corp.	137,000	5,267,650
RealPage, Inc. (a)	59,502	3,880,125
		28,147,192

8	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2019

	Shares	Value (Note 2)
TECHNOLOGY (continued)
Technology Services (4.51%)
FactSet Research Systems, Inc.	20,188	$5,569,264
IHS Markit, Ltd. (a)	27,705	1,586,388
Medidata Solutions, Inc. (a)	22,400	2,023,616
Paychex, Inc.	19,487	1,642,949
		10,822,217

TOTAL TECHNOLOGY		79,351,248

TOTAL COMMON STOCKS
(Cost $99,554,799)		168,414,854

	Principal Amount	Value (Note 2)
CORPORATE BONDS (20.77%)
BASIC MATERIALS (0.30%)
Chemicals (0.30%)
DowDuPont, Inc.
4.725% 11/15/2028	$666,000	726,770

TOTAL BASIC MATERIALS		726,770

COMMUNICATIONS (1.28%)
Cable & Satellite (0.34%)
Comcast Corp.
3.375% 08/15/2025	810,000	823,559

Entertainment Content (0.31%)
CBS Corp.
4.000% 01/15/2026	726,000	740,350

Wireless Telecommunications Services (0.63%)
AT&T, Inc.
4.250% 03/01/2027	741,000	768,201
4.450% 04/01/2024	4,000	4,231
Verizon Communications, Inc.
4.125% 03/16/2027	698,000	736,305
		1,508,737

TOTAL COMMUNICATIONS		3,072,646

Annual Report | April 30, 2019	9

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2019

	Principal Amount	Value (Note 2)
CONSUMER DISCRETIONARY (1.94%)
Airlines (0.31%)
Southwest Airlines Co.
3.000% 11/15/2026	$756,000	$729,932

Apparel & Textile Products (0.30%)
Cintas Corp. No 2
3.700% 04/01/2027	710,000	728,380

Restaurants (0.31%)
McDonald's Corp., Series MTN
6.300% 03/01/2038	604,000	751,689

Retail - Consumer Discretionary (1.02%)
Advance Auto Parts, Inc.
4.500% 12/01/2023	685,000	718,926
Amazon.com, Inc.
5.200% 12/03/2025	885,000	1,006,506
Lowe's Cos., Inc.
2.500% 04/15/2026	770,000	731,559
		2,456,991

TOTAL CONSUMER DISCRETIONARY		4,666,992

CONSUMER STAPLES (0.62%)
Mass Merchants (0.32%)
Costco Wholesale Corp.
2.750% 05/18/2024	760,000	762,284

Supermarkets & Pharmacies (0.30%)
CVS Health Corp.
5.000% 12/01/2024	675,000	718,511

TOTAL CONSUMER STAPLES		1,480,795

CONSUMER, CYCLICAL (0.30%)
Auto Manufacturers (0.30%)
General Motors Financial Co., Inc.
3.500% 11/07/2024	720,000	709,599

TOTAL CONSUMER, CYCLICAL		709,599

10	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2019

	Principal Amount	Value (Note 2)
CONSUMER, NON-CYCLICAL (0.30%)
Pharmaceuticals (0.30%)
AbbVie, Inc.
4.250% 11/14/2028	$695,000	$712,477

TOTAL CONSUMER, NON-CYCLICAL		712,477

ENERGY (2.14%)
Exploration & Production (0.31%)
Conoco Funding Co.
7.250% 10/15/2031	551,000	748,301

Pipeline (1.83%)
Boardwalk Pipelines LP
5.950% 06/01/2026	670,000	721,950
Enbridge Energy Partners LP
4.200% 09/15/2021	4,000	4,106
5.875% 10/15/2025	643,000	729,163
Enterprise Products Operating LLC
3.950% 02/15/2027	710,000	737,063
MPLX LP
4.125% 03/01/2027	748,000	756,954
ONEOK Partners LP
4.900% 03/15/2025	680,000	725,157
Williams Cos., Inc.
3.750% 06/15/2027	718,000	718,668
		4,393,061

TOTAL ENERGY		5,141,362

FINANCIALS (3.95%)
Banks (1.50%)
Bank of America Corp., Series L
4.183% 11/25/2027	715,000	732,248
BB&T Corp., Series MTN
3.875% 03/19/2029	695,000	709,038
JPMorgan Chase & Co.
4.125% 12/15/2026	690,000	714,355
Morgan Stanley, Series GMTN
3.700% 10/23/2024	690,000	709,000
Wells Fargo & Co., Series GMTN
4.300% 07/22/2027	710,000	737,436
		3,602,077

Annual Report | April 30, 2019	11

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2019

	Principal Amount	Value (Note 2)
FINANCIALS (continued)
Consumer Finance (0.30%)
American Express Co.
3.625% 12/05/2024	$708,000	$730,476

Diversified Banks (0.62%)
Citigroup, Inc.
4.300% 11/20/2026	720,000	744,082
US Bancorp, Series MTN
3.100% 04/27/2026	739,000	734,829
		1,478,911

Financial Services (0.60%)
National Rural Utilities Cooperative Finance Corp.
2.950% 02/07/2024	707,000	712,334
Northern Trust Corp.
3.950% 10/30/2025	693,000	732,019
		1,444,353

Life Insurance (0.31%)
MetLife, Inc.
3.600% 11/13/2025	710,000	737,116

Property & Casualty Insurance (0.31%)
American International Group, Inc.
3.750% 07/10/2025	740,000	749,401

Real Estate (0.31%)
Welltower, Inc.
4.250% 04/01/2026	712,000	737,276

TOTAL FINANCIALS		9,479,610

HEALTH CARE (0.91%)
Managed Care (0.60%)
Anthem, Inc.
3.650% 12/01/2027	731,000	725,334
UnitedHealth Group, Inc.
3.750% 07/15/2025	691,000	718,982
		1,444,316

12	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2019

	Principal Amount	Value (Note 2)
HEALTH CARE (continued)
Pharmaceuticals (0.31%)
Johnson & Johnson
5.850% 07/15/2038	$572,000	$737,974

TOTAL HEALTH CARE		2,182,290

INDUSTRIALS (3.40%)
Aerospace & Defense (0.88%)
Lockheed Martin Corp.
3.100% 01/15/2023	680,000	687,456
Rockwell Collins, Inc.
3.500% 03/15/2027	730,000	723,216
United Technologies Corp.
3.950% 08/16/2025	680,000	710,425
		2,121,097

Commercial Services & Supplies (0.31%)
Waste Management, Inc.
3.150% 11/15/2027	745,000	741,205

Electrical Equipment Manufacturing (0.29%)
General Electric Co., Series MTN
5.875% 01/14/2038	653,000	706,520

Engineering & Construction (0.31%)
Fluor Corp.
4.250% 09/15/2028	725,000	736,147

Railroad (0.69%)
Burlington Northern Santa Fe LLC
3.000% 03/15/2023	2,000	2,022
3.400% 09/01/2024	875,000	901,494
Union Pacific Corp.
3.250% 08/15/2025	735,000	744,903
		1,648,419

Transportation (0.31%)
FedEx Corp.
3.300% 03/15/2027	756,000	752,880

Transportation & Logistics (0.30%)
United Parcel Service, Inc.
6.200% 01/15/2038	558,000	726,131

Annual Report | April 30, 2019	13

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2019

	Principal Amount	Value (Note 2)
INDUSTRIALS (continued)
Waste & Environmental Services & Equipment (0.31%)
Republic Services, Inc.
3.375% 11/15/2027	$735,000	$737,631
5.500% 09/15/2019	1,000	1,010
		738,641

TOTAL INDUSTRIALS		8,171,040

INFORMATION TECHNOLOGY (0.30%)
Semiconductors (0.30%)
Analog Devices, Inc.
3.900% 12/15/2025	711,000	730,541

TOTAL INFORMATION TECHNOLOGY		730,541

UTILITIES (5.33%)
Electric (0.30%)
American Electric Power Co., Inc.
3.200% 11/13/2027	731,000	715,665

Utilities (5.03%)
Black Hills Corp.
3.150% 01/15/2027	700,000	675,449
CenterPoint Energy, Inc.
3.850% 02/01/2024	700,000	718,133
CMS Energy Corp.
3.000% 05/15/2026	760,000	740,138
Dominion Energy, Inc., Series B
2.750% 09/15/2022	695,000	690,935
DTE Energy Co., Series C
3.500% 06/01/2024	715,000	724,978
Duke Energy Corp.
3.950% 10/15/2023	690,000	717,029
Edison International
2.400% 09/15/2022	745,000	708,654
Interstate Power & Light Co.
3.400% 08/15/2025	723,000	725,887
ITC Holdings Corp.
4.050% 07/01/2023	540,000	552,041
NiSource, Inc.
3.850% 02/15/2023	695,000	709,829
Potomac Electric Power Co.
3.600% 03/15/2024	698,000	718,459

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The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2019

	Principal Amount	Value (Note 2)
UTILITIES (continued)
Utilities (continued)
PPL Capital Funding, Inc.
3.100% 05/15/2026	$820,000	$792,805
PSEG Power LLC
4.300% 11/15/2023	675,000	701,633
Puget Energy, Inc.
3.650% 05/15/2025	725,000	724,268
Sempra Energy
2.875% 10/01/2022	720,000	715,455
Virginia Electric & Power Co., Series A
3.800% 04/01/2028	710,000	737,987
Wisconsin Electric Power Co.
3.100% 06/01/2025	735,000	734,775
		12,088,455

TOTAL UTILITIES		12,804,120

TOTAL CORPORATE BONDS
(Cost $49,117,331)		49,878,242

FOREIGN CORPORATE BONDS (0.61%)
ENERGY (0.31%)
Pipeline (0.31%)
TransCanada PipeLines, Ltd.
7.250% 08/15/2038	572,000	748,875

TOTAL ENERGY		748,875

INDUSTRIALS (0.30%)
Electrical Equipment Manufacturing (0.30%)
Tyco Electronics Group SA
3.500% 02/03/2022	708,000	719,209

TOTAL INDUSTRIALS		719,209

TOTAL FOREIGN CORPORATE BONDS
(Cost $1,458,884)		1,468,084

FOREIGN GOVERNMENT BONDS (0.45%)
Corp Andina de Fomento
8.125% 06/04/2019	375,000	376,721

Annual Report | April 30, 2019	15

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2019

	Principal Amount	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Province of Quebec Canada, Series NN
7.125% 02/09/2024	$590,000	$706,507
		1,083,228

TOTAL FOREIGN GOVERNMENT BONDS
(Cost $1,071,689)		1,083,228

GOVERNMENT & AGENCY OBLIGATIONS (7.40%)
U.S. Treasury Bonds
1.500% 08/15/2026	689,000	646,987
2.875% 05/15/2028	2,000,000	2,063,008
6.500% 11/15/2026	77,000	98,542
U.S. Treasury Notes
0.875% 07/31/2019	4,100,000	4,083,926
1.250% 01/31/2020	6,500,000	6,443,379
1.500% 04/15/2020	4,470,000	4,432,983

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $17,705,723)		17,768,825

	Yield		Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.67%)
MONEY MARKET FUND (0.67%)
Fidelity Investments Money Market Government Portfolio - Class I	2.303	%(b)	1,616,569	1,616,569

TOTAL SHORT TERM INVESTMENTS
(Cost $1,616,569)				1,616,569

TOTAL INVESTMENTS (100.02%)
(Cost $170,524,995)				$240,229,802

Liabilities In Excess Of Other Assets (-0.02%)				(58,278)

NET ASSETS (100.00%)				$240,171,524

(a)	Non-Income Producing Security.
(b)	Represents the 7-day yield.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group

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The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2019

indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2019	17

The Disciplined Growth Investors Fund	Statement of Assets and Liabilities

April 30, 2019

ASSETS
Investments, at value	$240,229,802
Receivable for shares sold	70,314
Dividends and interest receivable	631,854
Total assets	240,931,970

LIABILITIES
Payable for investments purchased	350,377
Payable for shares redeemed	256,800
Payable to adviser	153,269
Total liabilities	760,446
NET ASSETS	$240,171,524

NET ASSETS CONSIST OF
Paid-in capital (Note 5)	$167,397,042
Distributable Earnings	72,774,482
NET ASSETS	$240,171,524

INVESTMENTS, AT COST	$170,524,995

PRICING OF SHARES
Net Asset Value, offering and redemption price per share	$21.15
Shares of beneficial interest outstanding	11,353,354

See Notes to Financial Statements.

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The Disciplined Growth Investors Fund	Statement of Operations

For the Year Ended April 30, 2019
INVESTMENT INCOME
Dividends	$1,397,637
Foreign taxes withheld	(16,143)
Interest	2,117,957
Total investment income	3,499,451

EXPENSES
Investment advisory fees (Note 6)	1,732,520
Total expenses	1,732,520
NET INVESTMENT INCOME	1,766,931

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	7,977,814
Net change in unrealized appreciation on investments	21,055,807
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	29,033,621
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,800,552

See Notes to Financial Statements.

Annual Report | April 30, 2019	19

The Disciplined Growth Investors Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
OPERATIONS
Net investment income	$1,766,931	$1,179,799
Net realized gain	7,977,814	5,834,973
Net change in unrealized appreciation	21,055,807	9,802,428
Net increase in net assets resulting from operations	30,800,552	16,817,200

DISTRIBUTIONS (Note 3)
Total distributions to shareholders(a)	(7,508,119)	(8,118,741)
Net decrease in net assets from distributions	(7,508,119)	(8,118,741)

CAPITAL SHARE TRANSACTIONS (Note 5)
Proceeds from sales of shares	20,768,296	50,597,596
Issued to shareholders in reinvestment of distributions	7,471,582	8,084,564
Cost of shares redeemed, net of redemption fees	(15,429,264)	(23,086,274)
Net increase from capital share transactions	12,810,614	35,595,886

Net increase in net assets	36,103,047	44,294,345

NET ASSETS
Beginning of period	204,068,477	159,774,132
End of period	$240,171,524	$204,068,477 (b)

OTHER INFORMATION
Share Transactions
Issued	1,042,174	2,685,263
Issued to shareholders in reinvestment of distributions	410,272	428,168
Redeemed	(770,890)	(1,218,824)
Net increase in share transactions	681,556	1,894,607

(a)	For the prior year ended April 30, 2018, Total Distributions consisted of Net Investment Income of $1,134,526, and Net Realized Gains of $6,984,215.

(b)	For the prior year ended April 30, 2018, included accumulated net investment income of $76,473.

See Notes to Financial Statements.

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Page Intentionally Left Blank

The Disciplined Growth Investors Fund

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME FROM OPERATIONS
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

DISTRIBUTIONS
From net investment income
From net realized gain on investments
Total distributions

REDEMPTION FEES ADDED TO PAID-IN CAPITAL
INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)

RATIOS TO AVERAGE NET ASSETS
Expenses
Net investment income

PORTFOLIO TURNOVER RATE

(a)	Per share numbers have been calculated using the average shares method.
(b)	In 2018 the Fund's total return consists of a voluntary reimbursement by the advisor for a realized investment loss. Excluding this item, total return would not have been impacted.

See Notes to Financial Statements.

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Financial Highlights

For a share outstanding during the periods presented

For the Year Ended April 30, 2019	For the Year Ended April 30, 2018		For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015
$19.12	$18.20		$15.96	$16.75	$15.02

0.16	0.12		0.09	0.09	0.10
2.55	1.64		2.29	(0.44)	1.83
2.71	1.76		2.38	(0.35)	1.93

(0.12)	(0.12)		(0.09)	(0.10)	(0.09)
(0.56)	(0.72)		(0.05)	(0.34)	(0.11)
(0.68)	(0.84)		(0.14)	(0.44)	(0.20)

–	–		–	–	–
2.03	0.92		2.24	(0.79)	1.73
$21.15	$19.12		$18.20	$15.96	$16.75

14.74%	9.75	%(b)	14.96%	(2.05%)	12.87%

$240,172	$204,068		$159,774	$119,857	$113,342

0.78%	0.78%		0.78%	0.78%	0.78%
0.80%	0.64%		0.50%	0.59%	0.61%

22%	18%		16%	13%	14%

Annual Report | April 30, 2019	23

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2019

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes The Disciplined Growth Investors Fund (the “Fund”). The Fund seeks long-term capital growth and as a secondary objective, modest income with reasonable risk.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security. Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Corporate Bonds, U.S. Government & Agency, and U.S. Treasury Bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Publicly traded Foreign Government Debt securities and Foreign Corporate Bonds are typically

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The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2019

traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

When such prices or quotations are not available, or when Disciplined Growth Investors, Inc. (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Annual Report | April 30, 2019	25

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2019

The following is a summary of each input used to value the Fund as of April 30, 2019:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$168,414,854	$–	$–	$168,414,854
Corporate Bonds(a)	–	49,878,242	–	49,878,242
Foreign Corporate Bonds(a)	–	1,468,084	–	1,468,084
Foreign Government Bonds	–	1,083,228	–	1,083,228
Government & Agency Obligations	–	17,768,825	–	17,768,825
Short Term Investments	1,616,569	–	–	1,616,569
TOTAL	$170,031,423	$70,198,379	$–	$240,229,802

(a)	For detailed descriptions of the underlying industries, see the accompanying Portfolio of Investments.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value	Balance as of 04/30/2018	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer in and/or (out) of Level 3	Balance as of 04/30/2019	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at 04/30/2019
Common Stocks	$41,846	$–	$–	$224,254	$–	$(266,100)	$–	$–	$–
Total	$41,846	$–	$–	$224,254	$–	$(266,100)	$–	$–	$–

Net change in unrealized appreciation/depreciation on Level 3 securities is included on the Statement of Operations under Net change in unrealized appreciation on investments.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to the Fund are charged directly to the Fund.

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The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2019

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Fund normally pays dividends, if any, quarterly and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2019, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets.

The reclassifications as of April 30, 2019 were as follows:

Fund	Paid-in Capital	Distributable earnings
The Disciplined Growth Investors Fund	$–	$–

Tax Basis of Investments: As of April 30, 2019, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

The Disciplined Growth Investors Fund
Gross appreciation (excess of value over tax cost)	$76,062,855
Gross depreciation (excess of tax cost over value)	(6,358,048)
Net unrealized appreciation	$69,704,807
Cost of investments for income tax purposes	$170,524,995

Annual Report | April 30, 2019	27

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2019

Components of Earnings: As of April 30, 2019, components of distributable earnings were as follows:

Undistributed ordinary income	$53,895
Accumulated capital gains	3,021,472
Net unrealized appreciation on investments	69,704,807
Other cumulative effect of timing differences	(5,692)
Total	$72,774,482

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended April 30, 2019, were as follows:

	Ordinary Income	Long-Term Capital Gain
The Disciplined Growth Investors Fund	$1,871,972	$5,636,147

The tax character of distributions paid during the year ended April 30, 2018, were as follows:

	Ordinary Income	Long-Term Capital Gain
The Disciplined Growth Investors Fund	$1,182,759	$6,935,982

4. SECURITIES TRANSACTIONS

During the year ended April 30, 2019, equity holdings were transferred in-kind into the Fund. The intent of the transfers was to save on equity transaction costs both for the new shareholders at the institution they transferred from and for the Fund on the addition of assets. The assets of two separate accounts were transferred-in-kind into the Fund in the amount of $1,191,807.

The cost of purchases and proceeds from sales of securities (excluding short-term securities, transfers-in-kind, and U.S. Government Obligations) during the year ended April 30, 2019, were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
The Disciplined Growth Investors Fund	$43,140,201	$38,917,154

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The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2019

Investment transactions in U.S. Government Obligations (excluding transfers-in-kind) during the year ended April 30, 2019 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
The Disciplined Growth Investors Fund	$18,057,775	$7,894,211

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares or make contributions to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Prior to September 1, 2015, shares redeemed within 90 days of purchase may have incurred a 2% short-term redemption fee deducted from the redemption amount. Effective September 1, 2015, the Fund no longer imposes redemption fees. For the year ended April 30, 2019 and April 30, 2018, the Fund did not receive any redemption fees.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.78% of the Fund’s average daily net assets. The management fee is paid on a monthly basis.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, bookkeeping and pricing services, legal, audit and other services, except for interest expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Also included are Trustee fees which were $6,484 for the year ended April 30, 2019.

Fund Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Pursuant to an Administration Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. The Administrator is also reimbursed for certain out-of-pocket expenses. The administrative fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Annual Report | April 30, 2019	29

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2019

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed for certain out-of-pocket expenses. The fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses. The fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund. The fee is included in the unitary management fee paid to the Adviser.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. RECENT ACCOUNTING PRONOUNCEMENTS

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to U.S. GAAP for investment companies. Effective November 4, 2018, the Fund adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund’s adoption of those amendments, effective with the financial statements prepared as of April 30, 2019, had no effect on the Fund’s net assets or results of operations.

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is

30	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2019

permitted for any eliminated or modified disclosures. The Fund early adopted effective with the financial statements prepared as of April 30, 2019, and they had no effect on the Fund’s net assets or results of operations.

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Annual Report | April 30, 2019	31

The Disciplined Growth Investors Fund	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Disciplined Growth Investors Fund (the “Fund’), one of the funds constituting the Financial Investors Trust, as of April 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of The Disciplined Growth Investors Fund of Financial Investors Trust as of April 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado
June 25, 2019

We have served as the auditor of one or more investment companies advised by Disciplined Growth Investors, Inc. since 2012.

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The Disciplined Growth Investors Fund	Additional Information

April 30, 2019 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year within 60 days after the end of the period. Copies of the Fund’s previously filed Form N-Qs are available without charge on the SEC website at http://www.sec.gov.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 855-DGI-Fund and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2018:

Dividend Received Deduction	51.55%
Qualified Dividend Income	72.38%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Disciplined Growth Investors Fund designated $5,636,147 as long-term capital gain dividends.

In early 2019, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2018 via Form 1099. The Fund will notify shareholders in early 2020 of amounts paid to them by the Fund, if any, during the calendar year 2019.

Annual Report | April 30, 2019	33

The Disciplined Growth Investors Fund	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2019 (Unaudited)

On December 11, 2018, the Trustees met in person to discuss, among other things, the approval of the Investment Advisory Agreement between Disciplined Growth Investors, Inc. (“DGI”) and the Trust, with respect to The Disciplined Growth Investors Fund (the “DGI Fund”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Investment Advisory Agreement with DGI, the Trustees, including the Independent Trustees, considered the following factors with respect to the DGI Fund:

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the DGI Fund under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by DGI in its presentation, including its Form ADV.

The Trustees reviewed and considered DGI’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by DGI. The Trustees also reviewed the research and decision-making processes utilized by DGI, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the DGI Fund.

The Trustees considered the background and experience of DGI’s management in connection with the DGI Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the DGI Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, DGI’s insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees reviewed performance information for the DGI Fund for the 3-month, 1-year, 3-year, 5-year, and since inception periods ended September 30, 2018. That review included a comparison of the Highland Fund’s performance to the performance of a group of comparable funds selected by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the performance of the DGI Fund was above its Data Provider universe median performance for the 3-month, 1-year, 3-year, 5-year, and since inception periods ended September 30, 2018. The Trustees also considered DGI’s discussion of the DGI Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as DGI’s performance and reputation generally and its investment techniques, risk management controls, and decision-making processes.

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the DGI Fund, to DGI of 0.78% of the DGI Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by DGI to the DGI Fund.

The Board received and considered information including a comparison of the DGI Fund’s contractual and actual advisory fees and overall expenses with those of funds in the peer group and universe of funds selected by the Data Provider. The Trustees noted that the contractual

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The Disciplined Growth Investors Fund	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2019 (Unaudited)

advisory fee rate for the DGI Fund was below the Data Provider peer group median contractual advisory fee rate.

Total Expense Ratios: The Trustees further reviewed and considered the total expense ratio (after waivers) of 0.78% for the DGI Fund. The Trustees noted that the DGI Fund’s total expense ratio (after waivers) was below the Data Provider peer group median total expense ratio (after waivers).

Comparable Accounts: The Trustees noted certain information provided by DGI regarding fees charged to its other clients utilizing a strategy similar to that employed by the DGI Fund.

Profitability: The Trustees received and considered a retrospective and projected profitability analysis prepared by DGI based on the fees payable under the Investment Advisory Agreement with respect to the DGI Fund. The Trustees considered the profits, if any, anticipated to be realized by DGI in connection with the operation of the DGI Fund. The Board then reviewed DGI’s audited financial statements for the years ended December 31, 2017 and 2016, in order to analyze the financial condition and stability and profitability of DGI.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the DGI Fund will be passed along to the shareholders under the Investment Advisory Agreement.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by DGI from its relationship with the DGI Fund, including whether soft dollar arrangements were used.

In renewing DGI as the DGI Fund’s investment adviser and renewing the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the nature, extent and quality of services rendered by DGI under the Investment Advisory Agreement with respect to the DGI Fund were adequate;

●	the performance of the DGI Fund was above its Data Provider universe median performance for the 3-month, 1-year, 3-year, 5-year, and since inception periods ended September 30, 2018;
●	the contractual advisory fee rate for the DGI Fund was below the Data Provider peer group median contractual advisory fee rate;
●	the DGI Fund’s total expense ratio (after waivers) was below the Data Provider peer group median total expense ratio (after waivers);
●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to DGI’s other clients employing a comparable strategy to the DGI Fund was not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Fund;

Annual Report | April 30, 2019	35

The Disciplined Growth Investors Fund	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2019 (Unaudited)

●	the profit, if any, realized by DGI in connection with the operation of the DGI Fund is not unreasonable to such Fund; and

●	there were no material economies of scale or other incidental benefits accruing to DGI in connection with its relationship with the DGI Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that DGI’s compensation for investment advisory services is consistent with the best interests of the DGI Fund and its shareholders.

36	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Trustees and Officers

April 30, 2019 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-344-3863.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	31	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	31	Mr. Deems is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

Annual Report | April 30, 2019	37

The Disciplined Growth Investors Fund	Trustees and Officers

April 30, 2019 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	31	Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); and Clough Global Opportunities Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	31	None.

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The Disciplined Growth Investors Fund	Trustees and Officers

April 30, 2019 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee and President^	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and ALPS Advisors, Inc. (“AAI”) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	31	Mr. Burke is a Trustee of ALPS ETF Trust (20 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).
^	Effective June 12, 2019, Mr. Burke’s term as President of the Trust ended and Bradley J. Swenson was appointed President of the Trust.

Annual Report | April 30, 2019	39

The Disciplined Growth Investors Fund	Trustees and Officers

April 30, 2019 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and ALPS Series Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.
Karen S. Gilomen, 1970	Secretary	Ms. Gilomen was elected Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.	Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of Reaves Utility Income Fund and the Assistant Secretary of the WesMark Funds.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Axonic Alternative Income Fund, Boulder Growth & Income Fund, Inc., Centre Funds, Index Funds, Reality Shares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust.
Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.

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The Disciplined Growth Investors Fund	Trustees and Officers

April 30, 2019 (Unaudited)

OFFICERS (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of ALPS ETF Trust, Clough Funds Trust and Principal Real Estate Income Fund.
Jennifer Craig, 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Sareena Khwaja-Dixon, 1980	Assistant Secretary	Ms. Khwaja-Dixon was elected Assistant Secretary of the Trust at the December 12, 2017 meeting of the Board of Trustees.	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc., Clough Funds Trust, Clough Dividend and Income Fund, Clough Global Opportunities Fund, and Clough Global Equity Fund.
*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust (currently 31) and any other investment companies for which any Trustee serves as trustee for and which Disciplined Growth Investors, Inc. provides investment advisory services (currently none).

Annual Report | April 30, 2019	41

The Disciplined Growth Investors Fund	Privacy Policy

WHO WE ARE
Who is providing this notice?	The Disciplined Growth Investors Fund
WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes-information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund does not jointly market.

42	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Privacy Policy

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●     Social Security number and account transactions

●     Account balances and transaction history

●     Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DOES THE FUND SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

Annual Report | April 30, 2019	43

The Disciplined Growth Investors Fund	Privacy Policy

OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

44	1-855-DGI-FUND (344-3863) | www.DGIfund.com

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

THE DISCIPLINED GROWTH INVESTORS FUND IS DISTRIBUTED BY ALPS DISTRIBUTORS, INC.

EMERALD
MUTUAL FUNDS

DRIVEN BY RESEARCH

Emerald Growth Fund
Class A: HSPGX | Class C: HSPCX
Institutional Class: FGROX | Investor Class: FFGRX

Emerald Small Cap Value Fund
Class A: ELASX | Class C: ELCSX
Institutional Class: LSRYX | Investor Class: LSRIX

Emerald Insights Fund
Class A: EFCAX | Class C: EFCCX
Institutional Class: EFCIX | Investor Class: EFCNX

Emerald Banking and Finance Fund
Class A: HSSAX | Class C: HSSCX
Institutional Class: HSSIX | Investor Class: FFBFX

ANNUAL REPORT

April 30, 2019

Manager Commentary
Emerald Growth Fund	1
Emerald Small Cap Value Fund	6
Emerald Insights Fund	12
Emerald Banking and Finance Fund	17
Disclosure of Fund Expenses	23
Schedule of Investments
Emerald Growth Fund	25
Emerald Small Cap Value Fund	27
Emerald Insights Fund	29
Emerald Banking and Finance Fund	31
Statements of Assets and Liabilities	33
Statements of Operations	34
Statements of Changes in Net Assets
Emerald Growth Fund	35
Emerald Small Cap Value Fund	37
Emerald Insights Fund	39
Emerald Banking and Finance Fund	41
Financial Highlights
Emerald Growth Fund	43
Emerald Small Cap Value Fund	47
Emerald Insights Fund	51
Emerald Banking and Finance Fund	55
Notes to Financial Statements	59
Report of Independent Registered Public Accounting Firm	67
Disclosure Regarding Approval of Fund Advisory Agreement	68
Additional Information	71
Trustees and Officers	72
Privacy Policy	77

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.emeraldmutualfunds.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.855.828.9909 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.emeraldmutualfunds.com.

Emerald Growth Fund	Manager Commentary

April 30, 2019 (Unaudited)

April 30, 2019

Dear Shareholders:

Investment Results:

The performance of the Emerald Growth Fund Class A shares (without sales load), for the twelve months ended April 30, 2019, advanced by 11.79% outpacing the Russell 2000® Growth Index which appreciated by 6.91%.

After a dramatic slowdown in global manufacturing and industrial production over the course of the second half of 2018 that led to rising recession fears, and tremendous selling pressure across the broad market indices, the market staged an aggressive rally over the first four months of 2019. The massive reversal in market sentiment, from the record setting calendar fourth quarter 2018 market weakness, was driven by receding recession fears catalyzed by a more dovish tone from the Federal Reserve (the “Fed”), more optimism toward a trade resolution with China, greater confidence that global economic growth is stabilizing and a sense that negative revision corporate earnings growth are abating.

Growth as an investment style has demonstrated impressive resiliency, outperforming across the market capitalization spectrum over the last 12 months, despite the significant swings in recession expectations and downward revisions to corporate earnings growth. This outperformance appears to be reflective of the market’s gravitation toward those companies with secular growth drivers (which are not cyclical or seasonal) versus those that are more cyclical (reliant on the direction of economic growth) as trends in global Gross Domestic Product (GDP) growth have proven to be less certain.

Within the small capitalization universe, as measured by the Russell 2000, the Russell 2000® Growth Index gained 6.91% for the trailing period, while the Russell 2000® Value Index gained a more modest 2.19%. Within the Russell 2000® Growth Index, the significant relative outperformance of the technology and consumer discretionary sector were meaningful contributors to the Russell 2000® Growth Index’s outperformance and proved to be a solid tailwind for the Emerald Growth Fund over the same period.

Investment Analysis:

On a relative basis the portfolio outperformed the benchmark for the trailing period, driven by stock selection within the consumer discretionary, healthcare, technology, consumer staples and materials sectors. The positive contribution from these sectors, offset relative underperformance within the financial services, producer durables and utilities sectors.

The consumer discretionary sector was the largest positive contributor to return driven by stock selection within the educations services, leisure time, consumer services and specialty retail industries. The healthcare sector was also a top contributor to return for the period driven by stock selection within the biotechnology, medical equipment, medical services and pharmaceutical industries.

Performance within the technology sector was also a meaningful contributor to return driven by noteworthy outperformance within the software, electronic entertainment and communications technology industries.

Partially offsetting the aforementioned strength, was relative underperformance within the financial services and producer durables sectors. The financial services sector was the largest detractor to return driven by the portfolio’s relative overweight position and stock selection within the banking industry. Performance within the producer durables sector also proved challenging due to disappointing stock selection within the trucking, scientific instrument and engineering and contracting industries.

Exiting April 2019, the portfolio held the largest active exposures in the technology, consumer discretionary, and financial services sectors. Thoughts on those sectors and other notable areas of exposure are highlighted below.

●	The technology sector was the portfolio’s largest relative overweight position exiting the fiscal year. Within the sector, the computer software and services industry remains the portfolio’s largest total and active exposure. Emerald continues to see a strong secular growth opportunity in enterprise security and vertical software as we believe that large corporations are behind in their efforts to digitally transform their businesses. Within software we remain overweight the security end market given increased vigilance of corporate boards and ongoing upward pressure on security budgets as the threat landscape continues to broaden. We also continue to be optimistic regarding network infrastructure spending as consumer demand for bandwidth continues to drive network upgrades, and at this point, multiple segments (datacenter, telecom and cable companies) are in the early stages of network expansion/evolution.

●	The portfolio also exited the period with an overweight position in the consumer discretionary sector. The overweight is comprised of a diverse subset of companies within the casino & gambling, specialty retail, education services, home building, leisure time, diversified

Annual Report | April 30, 2019	1

Emerald Growth Fund	Manager Commentary

April 30, 2019 (Unaudited)

retail, consumer services, apparel & shoes, and restaurant industries. Emerald believes that, amidst an expansionary consumer backdrop each of these companies is positioned to benefit from company specific initiatives and opportunities.

●	The portfolio also maintains an overweight position to the financial services. Emerald continues to find opportunities in the financial services sector, with the Fed seemingly on hold for future interest rate hikes, small capitalization financials such as banks and real estate investment trusts (REITs) should provide a stable stream of earnings over the rest of 2019. Further complementing the aforementioned are niche opportunities within the financial data & systems, consumer lending and diversified financial services industries.

●	The healthcare sector, while underweight relative to the benchmark, also remains an area of meaningful exposure within the portfolio. At the industry level, the biotechnology industry remains the largest aggregate exposure. We continue to look for innovative therapeutics that can command premium pricing, though we note that competition for small niche patient populations is becoming a challenge. That being said there continues to be a high-level of successful innovation in the marketplace. Although there were only 6 drugs approved by the Food and Drug Administration (the “FDA”) during the first quarter (vs. 18 drugs approved by FDA during Q4-18), we believe the slower sequential approval rate was a fallout of the government shutdown which delayed the approval process. On average the FDA has approved approximately 10.8 drugs per quarter from 2015-2018. Further we also believe there is a developing opportunity in companies that have launched drugs in the past 2-3 years, as it often takes small companies several quarters to get their commercial organization running efficiently. Rounding out the portfolio’s healthcare sector exposure are niche opportunities within the healthcare services, medical equipment, medical & dental instruments and pharmaceutical industries.

Market Outlook:

As we look to the balance of 2019, we remain encouraged by the underlying strength in the U.S. economy. After weakening economic data points exiting 2018, first quarter domestic GDP growth expanded by 3.2% which was substantially better than what was anticipated in early March. The Institute for Supply Management’s (ISM) Manufacturing Index has rebounded, ISM Services index remains in expansion territory and while retail sales have proven volatile year-to-date, we believe the U.S. consumer remains in a good financial position. Consumer confidence remains encouraging, the savings rate at 7% remains high, the debt service ratio is down near a historical low, wage growth is continuing unabated, and unemployment remains low. All of which continues to give us confidence regarding the domestic macroeconomic backdrop.

The better than expected first quarter economic growth contributed to the broadly better than expected first quarter earnings growth, with companies that comprise the S&P 500 now expected to show a consolidated 2-3% gain in earnings for the period according to a recent report from Jonathon Golub of Credit Suisse, substantially outpacing original expectations of a 4% decline. We view the solid first quarter earnings performance and improvement in earnings revisions as particularly encouraging given the challenges that were broadly apparent in the global economy entering 2019.

Nonetheless, while we are certainly encouraged by stabilization in both earnings and economic growth in the U.S. and abroad, the outlook for growth remains anything but certain. The on again, off again trade resolution with China remains a case in point. Beyond China, a more disruptive than expected United Kingdom departure from the European Union (or “BREXIT”), a prolonged inversion of the yield curve, the return to more hawkish posturing from the Federal Reserve and rising geopolitical tensions all remain sources of risk. Encouragingly relative to mid-2018, central banks across the globe have now shifted to more accommodative policies, which add a further leg of support to the stabilization in global growth.

All that being said, Emerald continues to believe that those companies with secular growth drivers will continue to garner the attention of the investment community and we remain focused, as always, on executing on our fundamental bottom research process to identify the most attractive growth opportunities within the small capitalization universe.

Top Contributors	Top Detractors
Tandem Diabetes Care, Inc.	Adamas Pharmaceuticals Inc.
Chegg Inc.	Dycom Industries Inc.
Five Below Inc.	Karyopharm Therapeutics Inc.
Reata Pharmaceuticals Inc.	Cadence Bancorporation
Planet Fitness Inc.	Atlas Air Worldwide Holdings Inc.

Kenneth G. Mertz II, CFA	Stacey L. Sears	Joseph W. Garner
Chief Investment Officer	Portfolio Manager	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

2	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary

April 30, 2019 (Unaudited)

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Growth Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios (A ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.) and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates, and it is also used to predict changes in economic output and growth.

Annual Report | April 30, 2019	3

Emerald Growth Fund	Manager Commentary

April 30, 2019 (Unaudited)

TOP TEN HOLDINGS

(as a % of Net Assets)*

Chegg, Inc.	2.71%
Five Below, Inc.	2.26%
Planet Fitness, Inc.	2.12%
Rapid7, Inc.	2.00%
Trex Co., Inc.	1.96%
Varonis Systems, Inc.	1.79%
Ciena Corp.	1.75%
Cadence BanCorp	1.72%
NeoGenomics, Inc.	1.67%
ForeScout Technologies, Inc.	1.65%
Top Ten Holdings	19.63%

INDUSTRY SECTOR ALLOCATION
(as a % of Net Assets)

Health Care	22.95%
Technology	21.52%
Consumer Discretionary	20.31%
Financial Services	12.00%
Producer Durables	9.46%
Materials & Processing	4.27%
Utilities	2.68%
Consumer Staples	2.57%
Energy	1.55%
Consumer, Non-cyclical	1.12%
Cash, Cash Equivalents, & Other Net Assets	1.57%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the period ended April 30, 2019)

	1 Year	3 Year	5 Year	10 Year	Since Inception(1)	Expense Ratio
						Gross(2)	Net(2)
Class A (NAV)	11.79%	18.37%	11.99%	17.06%	11.41%	1.03%	1.03%
Class A (MOP)	6.47%	16.47%	10.91%	16.50%	11.20%	1.03%	1.03%
Russell 2000® Growth Index(3)	6.91%	15.64%	10.22%	15.24%	8.42%
Class C (NAV)	11.08%	17.62%	11.27%	16.31%	6.66%	1.68%	1.68%
Class C (CDSC)	10.11%	17.62%	11.27%	16.31%	6.66%	1.68%	1.68%
Russell 2000® Growth Index(3)	6.91%	15.64%	10.22%	15.24%	8.42%
Investor Class	11.81%	18.34%	11.95%	–	12.05%	1.08%	1.08%
Russell 2000® Growth Index(3)	6.91%	15.64%	10.22%	15.24%	8.42%
Institutional Class	12.17%	18.74%	12.35%	17.43%	15.40%	0.73%	0.73%
Russell 2000® Growth Index(3)	6.91%	15.64%	10.22%	15.24%	8.42%

Performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Growth Fund, a series of Forward Funds (as a result of a reorganization of the Forward Growth Fund into the Emerald Growth Fund).

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Dates - Class A: 10/01/1992, Class C: 07/01/2000, Institutional Class: 10/21/2008, Investor Class: 05/01/2011

(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2019 in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.29%, 1.94%, 0.99% and 1.34% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2019, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2018 and may differ from the ratios presented in the Financial Highlights.

(3)	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

4	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary

April 30, 2019 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended April 30, 2019)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Annual Report | April 30, 2019	5

Emerald Small Cap Value Fund	Manager Commentary

April 30, 2019 (Unaudited)

April 30, 2019

Dear Shareholders:

Investment Results:

The performance of the Emerald Small Cap Value Fund Investor Class shares (without sales load), for the twelve months ended April 30, 2019, reflected a loss of 6.99% underperforming the Russell 2000® Value Index (or “R2V”) which was up 2.19%.

It has been a tumultuous year in the market, with volatility spiking up from recent decades lows. Active small cap managers faced significant headwinds in the 4th calendar quarter of 2018, as small cap stocks went through an unrelenting bear market correction. Additional headwinds to active managers during the last quarter of 2018 came from large ETF outflows, algorithm selling of certain factors without consideration for individual fundamentals, hedge fund redemptions and firings, and value manager terminations. Also, due to new tax rules, many individual investors have lost meaningful tax deductions from their state and local taxes making stock losses more valuable than in prior years.

However, in the first 4 months of 2019 we saw a dramatic reversal in the stock market as small caps staged an impressive rally. The Russell 2000® Value Index had the best start to the new year since 1991. However, once again it was small cap growth that bested small cap value. Investors shrugged off continued political discourse post mid-term election, the longest government shut-down on record, as well as weaker than expected economic data from both domestic and abroad, as the Federal Reserve (the “Fed”) sent a strong signal to the market that it is effectively putting any rate hikes throughout 2019 on hold.

Investment Analysis:

The Emerald Small Cap Value Fund (without sales load) underperformed its benchmark for the 12-month period ended April 30, 2019. At the sector level, relative outperformance was driven by stock selection within the consumer discretionary and healthcare sectors, and our relative underweight in consumer staples. Relative underperformance was experienced within the financial services, technology and producer durables sectors.

We have reduced our overweight in banks, but still believe that the underlying fundamentals of small cap community bank stocks remain attractive. In recent weeks, parts of the Treasury yield curve have inverted, presenting a potential barrier to increased earnings power for the bank sector. Therefore, investors have soured on the sector given uncertainty in the market based on the yield curve, global growth concerns and select calls for rate cuts. We believe that if banks can deliver on a solid first quarter, which has been the case for the majority of banks reporting so far, there could be a rally in stock prices considering the recent selloff. While lower rates will dampen loan yields, banks could see some benefit from slower rise in deposit costs, and higher yields on repriced loans. Additionally, the sharp decrease in long term rates over the last six months should bolster growth in tangible book values (TBV) for many community banks during the first quarter earnings seasons a result of increase in value of their available for sale (AFS) securities portfolios. The vast majority of banks’ AFS portfolios comprise of fixed income securities, which benefit when the 10 year Treasury yield declines. We continue to expect relative outperformance from community banks with: 1) solid core deposit basis that have net interest margin defensible characteristics in the form of lower cost commercial deposits; 2) loan growth outlooks that are better than average but achievable; 3) good credit quality; and 4) reasonable ability to offset top line revenue weakness through expense pruning all while still investing in the franchise. We believe that 2019 will also see a robust merger and acquisitions activity in the banking sector. Recent large merger of equals should spur additional consolidation, as banks are looking to grow and provide more services to customers in a cost efficient manner. Valuations remain attractive with many community banks trading below historical levels despite the rebound in 1Q19.

The energy sector was the worst performer in the past 12 months, down over 40% in the 4th calendar quarter of 2018 alone. WTI crude dropped almost 40% during that quarter on fears of a global demand slowdown and excess supply. Even OPEC’s commitment to remove 1.3 million barrels a day in production from the market in early 2019 failed to curb crude’s dramatic decline. The 1.6 – 1.8 million barrel per day increase in US production in 2018, as well as the OPEC production ramp up on the expectation of a severe Iran sanction impact caused inventories to rise, thus leading to investor angst. Natural gas prices moved in opposition to WTI crude prices, ending 2018 almost where they started at the beginning of the year with just a slight decline. Colder than expected winter weather in the US for much of the 4th quarter of 2018 served to bolster prices, with New York Mercantile Exchange (NYMEX) natural gas prices hitting almost $5/MMBtu in November. Even this price action, however, failed to support natural gas focused equities.

We believe that the small cap value portfolio is well positioned to benefit from a slowing, yet growing, domestic economy and the eventual turnaround in domestically focused industries (such as Banks). We continue to search for and invest in high quality companies that generate prodigious amounts of free cash flow, as well as financial services enterprises that trade significantly below their terminal value.

6	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Manager Commentary

April 30, 2019 (Unaudited)

Market Outlook:

The strong rebound in the stock market, so far this year, was a welcomed relief for investors after being shell-shocked during calendar 4Q18. The markets rallied despite a change in Capitol Hill that guarantees political gridlock, so-so economic data, a lackluster housing market, continued negotiations with China on trade, and risks overseas (BREXIT, EU economic slowdown, China economic slowdown).

It seems that optimism abounds, as investors feel that the dark clouds are still far out on the horizon. The Fed definitely gave a big boost to the market by waiving the white flag on any future rate hikes. Also, employment data has been very strong with U.S. Job openings rising to 7.58 million in January, almost reaching back to the 20-year highest record of 7.63 million in November 2018 according to the Bureau of Labor Statistics (BLS). Currently, job openings are exceeding the unemployed by more than 1 million and this type of discrepancy has been present for 11 consecutive months. All the while, new claims for unemployment insurance broke below 200,000 number in early April to hit the lowest level since October 1969. The consumer is healthy and not stressed, given that credit card loan delinquencies are steady and have not deteriorated in almost two years. As for inflation, it seems that it is right about were the Fed’s target is (~2%).

While we still believe that the US business cycle is maturing, current market conditions are supportive of further growth and margin expansion in domestic companies. ISM Manufacturing and Non-Manufacturing Purchasing Managers Index (PMI) have been down sequentially year to date, but still well above 50 and signaling continued economic growth. National Federation of Independent Business (NFIB) Small Business Optimism Index has been above 100 despite government shut down earlier in the year, indicating that small businesses continue to power the economy. Also, it seems that labor slack is diminishing and wages continues to rise. The latest reading of the unemployment rate was 3.8%, and the U6 underemployment rate fell to 7.3%, which indicative of full employment (BLS).

Growth beats Value again so far in 2019, and it seems to be a recurring theme since the end of 2016. “Lower for longer” interest rates and a flattening yield curve (at some points on the curve even inverting), are becoming headwinds for financial services companies (banks, insurance), which are a significant portion of the R2V. “Lower for longer boosts longer duration assets like growth stocks, and lower rates tend to mean weaker GDP growth and that's not great for the cyclicals. The small cap value index has nearly 30% of its weight in the Financials versus less than 7% for growth. In addition, valuations not mattering also helps growth more than value”(1). With falling sales and earnings growth expectations for 2019, investors are willing to pay up for perceived scarcity of growth and gravitate towards secular themes in healthcare and technology, which represent a large chunk of the Russell 2000® Growth (R2G) benchmark. In other words, Since 2005, slow growth, low inflation, and low interest rates have placed a premium on growth and held back valuation’s power to produce positive relative returns. This dynamics eventually will change.

We believe that as value is cheaper relative to growth, valuation factors, which haven’t really mattered to investors thus far, will start to work, and value companies will exhibit greater improvement in earnings and sales as the domestic economy is expected to grow ~2.5% in 2019. We believe that companies that are generating prodigious amount of free cash flow are higher quality companies, and will outperform over a market cycle. We are confident in our ability to identify small banks that would outperform in challenging environments, by following our robust 10-step investment process and utilizing our long term relationships with executive management teams. You can learn more about our 10-step process at https://www.teamemerald.com/about-us/10-step-process.

In the past few quarters, companies that have low return on equity or "non-earners", which we consider lower quality companies, have done very well. We expect this trend to reverse as investors will start to focus on earnings growth and balance sheet strength as the valuation gap between growth and value widens, and concerns over an eventual economic slowdown increase.

As always, we will continue to seek attractive investment opportunities for our clients by focusing on high-quality companies identified and evaluated by our fundamental research and active portfolio management.

Top Contributors	Top Detractors
Innovative Industrial Properties Inc	Mammoth Energy Services, Inc.
Gray Television, Inc.	Tower Semiconductor Ltd
Meritor, Inc.	Elevate Credit, Inc.
Kirkland Lake Gold Ltd.	Live Oak Bancshares, Inc.
Eldorado Resorts Inc	Dycom Industries, Inc.

Sincerely,

Ori Elan	Steven E. Russell, Esq.
Vice President	Vice President
Portfolio Manager	Portfolio Manager

Emerald Mutual Fund Advisers Trust

Annual Report | April 30, 2019	7

Emerald Small Cap Value Fund	Manager Commentary

April 30, 2019 (Unaudited)

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Small Cap Value Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The term Russell 2000® Value Index refers to a composite of small cap companies located in the United States that also exhibit a value probability. The Russell 2000® Value is published does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates, and it is also used to predict changes in economic output and growth.

(1)	Jefferies, JEF's SMID-Cap Strategy—Lower for Longer Hurts Fin'ls, Downgrading to UW, 22 March, 2019

Tangible book value (TBV) is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company's balance sheet. The tangible book value number is equal to the company's total book value less the value of any intangible assets.

8	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Manager Commentary

April 30, 2019 (Unaudited)

TOP TEN HOLDINGS
(as a % of Net Assets)*

Innovative Industrial Properties, Inc.	2.89%
Aaron's, Inc.	2.43%
Koppers Holdings, Inc.	2.38%
Popular, Inc.	2.34%
Rexford Industrial Realty, Inc.	2.33%
Eldorado Resorts, Inc.	2.30%
OSI Systems, Inc.	2.21%
Meritor, Inc.	2.15%
Gray Television, Inc.	2.07%
Delek US Holdings, Inc.	2.05%
Top Ten Holdings	23.15%

INDUSTRY SECTOR ALLOCATION
(as a % of Net Assets)

Financial Services	40.56%
Consumer Discretionary	12.82%
Producer Durables	12.82%
Technology	11.71%
Materials & Processing	5.94%
Energy	5.20%
Industrial	3.84%
Health Care	2.47%
Utilities	1.55%
Consumer, Cyclical	1.28%
Consumer, Non-cyclical	1.00%
Cash, Cash Equivalents, & Other Net Assets	0.81%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the period ended April 30, 2019)(1),(2)

	1 Year	3 Years	5 Years	Since Inception(2)	Expense Ratio
					Gross(3)	Net(3)
Class A (NAV)	-7.30%	9.25%	5.90%	9.72%	2.56%	1.35%
Class A (MOP)	-11.70%	7.49%	4.87%	8.91%	2.56%	1.35%
Russell 2000® Value Index(4)	2.19%	11.46%	6.94%	10.68%
Class C (NAV)	-7.88%	8.53%	5.21%	9.01%	3.20%	2.00%
Class C (CDSC)	-8.57%	8.53%	5.21%	9.01%	3.20%	2.00%
Russell 2000® Value Index(4)	2.19%	11.46%	6.94%	10.68%
Investor Class	-6.99%	9.45%	6.09%	9.90%	2.44%	1.25%
Russell 2000® Value Index(4)	2.19%	11.46%	6.94%	10.68%
Institutional Class	-6.90%	9.65%	6.27%	10.11%	2.20%	1.00%
Russell 2000® Value Index(4)	2.19%	11.46%	6.94%	10.68%

Performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	As of June 26, 2015, the Emerald Small Cap Value Fund was reorganized as a successor to the Elessar Small Cap Value Fund (the Predecessor Fund), a series of Elessar Investment Trust. The performance shown for periods prior to June 26, 2015 reflects the performance of the Predecessor Fund's Institutional Class and Investor Class shares. The Predecessor Fund did not offer Class A or Class C shares. The performance shown for Class A and C shares prior to June 30, 2015 reflect the historical performance of the Predecessor Fund’s Institutional and Investor Shares since inception on October 15, 2012, calculated using the fees and expenses of Class A and C shares, respectively.

(2)	Commencement Dates - Class A: 06/30/2015, Class C: 06/30/2015, Institutional Class: 10/15/2012, Investor Class:10/15/2012

(3)	Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2019 in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.35%, 2.00%, 1.00% and 1.25% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2019, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2018 and may differ from the ratios presented in the Financial Highlights.

Annual Report | April 30, 2019	9

Emerald Small Cap Value Fund	Manager Commentary

April 30, 2019 (Unaudited)

(4)	The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Important Risks

Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

10	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Manager Commentary

April 30, 2019 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended April 30, 2019)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Annual Report | April 30, 2019	11

Emerald Insights Fund	Manager Commentary

April 30, 2019 (Unaudited)

April 30, 2019

Dear Shareholders:

Investment Results:

The performance of the Emerald Insights Fund Class A shares (without the sales load) for the 12 months ended April 30, 2019 reflected a return of 11.53%, trailing the Russell 3000® Growth Index benchmark return of 16.61%. Performance for the period was hampered by weak results in calendar Q4, which offset strong performance in both the first 5 months of the reporting period as well as the first calendar quarter of 2019. Strength in Healthcare and Consumer Discretionary was offset by weakness in the Energy, Financial Services, and Technology as part of a larger risk-off trade in late 2018.

Investment Analysis:

The last 12 months began with a belief in a global synchronized recovery, low volatility, investor bullishness and the widely-viewed potential for >20% S&P 500 earnings growth. Calendar 2018 ended with a global synchronized slowdown, high volatility, investor bearishness, concerns of a sharply slowing US economy and potential for flat earnings growth. As we expected, the final quarter of the last 12 fiscal months saw a recovery as economic indicators, corporate earnings, and global trade concerns began to moderate and fears of an earnings recession began to recede.

The Insights Fund took advantage of 4th fiscal calendar quarter volatility, using excess cash to make some well-timed purchases of names caught in the quarter’s liquidity-driven market sell off. The Fund was positioned with a modest degree of growth cyclical exposure, with overweights to Energy and Materials given our expectations of strong future earnings growth for those sectors. The first four months of 2019 started off with a significant reversal of the year-end equity decline with the Healthcare, Consumer and Financial sectors leading outperformance. Unfortunately for the full reporting period, in a continuation of a two year trend, expected growth rates and valuations failed to drive stock prices, as momentum and defensive characteristics were factors with more influence over equity returns.

Market Outlook:

We have maintained a bullish portfolio and market stance since it became clear to us last year that the market’s reaction to the Federal Reserve (the”Fed”), trade and an earnings slowdown was overblown. The Fed is clearly on hold at this point as the three rate hike scenario predicted by many for 2019 is far less likely, with a real possibility of a rate cut. We appear to be inching closer to a trade deal with China, although that failing, as well as a continued fall out from Brexit and some global economic slowing is a risk. Revenue and earnings expectations remain positive for 2019, and while the yield curve did momentarily invert and remains extremely flat, we think this is more of a flow-of-funds phenomenon rather than a precursor of domestic and global economic weakness.

We have built portfolios with what we call a cyclical growth flavor, but certainly still growth as evidenced by the portfolios’ expected 3-5 year Earnings Per Share (EPS) growth being 280 basis points ahead of the index. Portfolios remained overweight Energy and Materials, equal weight Consumer Staples and Technology.

We think the last two years have been an anomalous time in terms of the growth vs. value disparity of selected high growth names trading at discounted valuations. Given the portfolio’s excess projected 3-5 year growth rate vs. the benchmark has actually increased over the past few quarters while the valuation characteristics have remained steady, we like our positioning going forward and will continue to use pullbacks as opportunities to add to our favorite positions, particularly in the Technology sector. Interest rates, inflation and unemployment remain low and the consumer remains optimistic. Administration policy and global economies are in place for a continued equity advance in 2019. Through our fundamental bottom-up research process we will continue to look for names with strong growth prospects regardless of sector and industry.

Top Contributors	Top Detractors
Chegg, Inc.	Extraction Oil & Gas, Inc.
Microsoft Corporation	GMS Inc.
LendingTree, Inc.	Dycom Industries, Inc.
Rapid7 Inc.	Puma Biotechnology, Inc.
Amazon.com, Inc.	Patterson-UTI Energy, Inc.

David A. Volpe, CFA	Stephen L. Amsterdam	Joseph Hovorka
Deputy Chief Investment Officer	Associate Portfolio Manager	Associate Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

12	www.emeraldmutualfunds.com

Emerald Insights Fund	Manager Commentary

April 30, 2019 (Unaudited)

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Insights Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® index. The Russell 3000® Growth Index includes companies that display signs of above average growth. The index is used to provide a gauge of the performance of growth stocks in the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates, and it is also used to predict changes in economic output and growth.

Annual Report | April 30, 2019	13

Emerald Insights Fund	Manager Commentary

April 30, 2019 (Unaudited)

TOP TEN HOLDINGS

(as a % of Net Assets)*

Microsoft Corp.	5.50%
Amazon.com, Inc.	5.50%
Apple, Inc.	4.18%
Alphabet, Inc.	3.61%
SeaWorld Entertainment, Inc.	2.48%
LendingTree, Inc.	2.13%
Rapid7, Inc.	1.91%
Chegg, Inc.	1.85%
Malibu Boats, Inc.	1.85%
PlayAGS, Inc.	1.61%
Top Ten Holdings	30.62%

INDUSTRY SECTOR ALLOCATION

(as a % of Net Assets)

Technology	31.12%
Consumer Discretionary	18.55%
Health Care	14.20%
Financial Services	9.83%
Producer Durables	7.37%
Materials & Processing	5.87%
Energy	5.81%
Utilities	2.36%
Consumer, Cyclical	1.24%
Consumer Staples	1.02%
Industrial	0.65%
Consumer, Non-cyclical	0.25%
Cash, Cash Equivalents, & Other Net Assets	1.73%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the period ended April 30, 2019)

	1 Year	3 Year	Since Inception(1)	Expense Ratio
				Gross(2)	Net(2)
Class A (NAV)	11.53%	14.64%	8.30%	2.10%	1.35%
Class A (MOP)	6.25%	12.81%	7.19%	2.10%	1.35%
Russell MidCap® Growth Index(3)	17.64%	16.78%	12.28%
Russell 3000® Growth Index(4)	16.61%	18.40%	14.27%
Class C (NAV)	10.66%(5)	13.88%	7.54%	2.75%	2.00%
Class C (CDSC)	9.80%	13.88%	7.54%	2.75%	2.00%
Russell MidCap® Growth Index(3)	17.64%	16.78%	12.28%
Russell 3000® Growth Index(4)	16.61%	18.40%	14.27%
Investor Class	11.41%	14.56%	8.21%	2.17%	1.40%
Russell MidCap® Growth Index(3)	17.64%	16.78%	12.28%
Russell 3000® Growth Index(4)	16.61%	18.40%	14.27%
Institutional Class	11.81%	14.96%	8.58%	1.80%	1.05%
Russell MidCap® Growth Index(3)	17.64%	16.78%	12.28%
Russell 3000® Growth Index(4)	16.61%	18.40%	14.27%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Date – August 1, 2014.

(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2019 in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.35%, 2.00%, 1.05% and 1.40% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2019, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2018 and may differ from the ratios presented in the Financial Highlights.

(3)	The Russell MidCap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

14	www.emeraldmutualfunds.com

Emerald Insights Fund	Manager Commentary

April 30, 2019 (Unaudited)

(4)	The Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® index. The Russell 3000® Growth Index includes companies that display signs of above average growth. The index is used to provide a gauge of the performance of growth stocks in the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(5)	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

Important Risks

Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

Annual Report | April 30, 2019	15

Emerald Insights Fund	Manager Commentary

April 30, 2019 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended April 30, 2019)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

16	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Manager Commentary

April 30, 2019 (Unaudited)

April 30, 2019

Dear Shareholders:

Investment Results:

The Emerald Banking & Finance Fund Class A shares (without sales load) underperformed the Russell 2000® Index for the twelve months ended April 30, 2019, returning (-10.65)% vs. 4.61% for the Index. During the twelve months ended April 30, 2019, the Russell 2000® Financial Services Index returned 4.06%; the SNL Small Cap U.S. Bank & Thrift Index gained (-7.28)% versus a 13.21% gain delivered by the Standard & Poor’s 500® Index and a gain of 2.19% for the Russell 2000® Value Index.

Uncertainty continues to rule “bank land.” Will the yield curve invert? Will the Fed raise rates in 2019? Will the Federal Reserve (the “Fed”) cut rates? Will the strong U.S. dollar come home to roost? Will there be a trade deal with China? Iran...Venezuela…North Korea, etcetera, etcetera, etcetera.

The volatile ride continued in Q1’19 as the financial sector mounted a strong rebound from the dismal Q4’18 performance with the Emerald Banking and Finance Fund having rebounded 19.22% (without sales load) from the bottom of December 24, 2018 through February 22, 2019 before the yield curve inversion discussion took center stage and drove a late-quarter decline, resulting in a 6.09% Q1’19 return (-11.14% from the December 24th bottom) for the Emerald Banking and Finance Fund versus a 11.93% return for the Russell 2000® Value Index and a 4.47% return for the SNL Small Cap Bank Index.

Valuations remain attractive. Even at the peak of the rebound in Q1, valuations Price-to-Earnings (P/E) Ratio remained attractive with many community banks trading below historical levels and now have drifted back to levels seen at the end of 2018. Investors have soured on the sector given uncertainty in the market based on the yield curve, global growth concerns and select calls for rate cuts.

Investment Analysis:

After three consecutive quarters-over-quarter increases, net interest margins for U.S. banks and thrifts compressed in the first quarter, signaling that the sector already may be past a cyclical peak. In contrast to more recent quarters, banks were not able to offset escalating funding costs by ratcheting up yields. The aggregate first quarter yield on loans and leases was 5.49%, down 3 basis points from the fourth quarter of 2018.

Overall profitability has been in a relatively tight range in the last four quarters. Aggregate quarterly net income has held between $59 billion and $62 billion, while the industry’s return on average equity has ranged from 11.85% to 12.47%.

Similar to net interest margin, loan growth in the sector also may have reached a turning point in the first quarter. Total loans for the sector fell 0.1% on a quarter-over-quarter basis, representing the first quarterly decline in two years.

Credit quality across the industry continued to pose little near term concern. The early stage delinquency ratio declined 1 basis point quarter-over- quarter to 0.63%. The ratio for nonperforming assets and net charge offs were flat quarter-over-quarter. However, as we have stated many times, community banks, regional banks and money center banks are different animals and we must take a closer look at the community bank sector and how it has recently performed.

According to Standard & Poors Global Research, community banks under $10 billion in assets reported a year-over-year decrease in profitability for the first quarter of 2019, based on an analysis of results reported through April 26th.

The median return on average equity among the 226 publicly traded banks and thrifts in the analysis was 9.97% for the quarter, down from 10.20% in the year ago period. The group’s median net interest margin fell to 3.59% from 3.60%, and the median efficiency ratio was 62.43%, compared to 63.01% in the year ago quarter.

The group’s median net charge off ratio rose to 0.04% from 0.03%. As a group, the 226 banks posted a median 8.9% year-over-year increase in loans in the first quarter compared to a 10.9% increase in the prior year period. Deposits grew by a median 8.3% year-over-year, down from an 8.9% increase in the year ago quarter.

Market Outlook:

We believe that the set-up for the next 12 months for the bank sector is the “haziest” we have seen in some time. While we believe that deregulation, solid credit quality, strong earnings power and merger activity remains intact, there are several exogenous factors that may over shadow the fundamentals in the banking sector.

At the end of April, another round of weaker inflation figures began once again the debate about whether the Fed would cut interest rates in 2019. The recent report revealed that inflation slowed to 1.6% in March, its third consecutive decline and was once again below the central bank’s 2% goal. Since then, a tool from the CME Group shows a majority of interest rate traders expect a rate cut from the current range of 2.25% to 2.50% as

Annual Report | April 30, 2019	17

Emerald Banking and Finance Fund	Manager Commentary

April 30, 2019 (Unaudited)

soon as September. However, we do not expect the Fed to react to one or two soft core inflation readings. We believe that inflation will gradually trend back to the Fed’s 2% target.

We believe that the U.S. economy has continued growing despite concerns in recent months that the expansion was nearing an end. In recent weeks, the spread between the 10-year Treasury note and the 3-month bills were negative between March 22nd and March 28th, sparking fears of a recession and concern for banks’ profitability, which relies to a certain extent on their ability to borrow at the short end of the curve and lend at the longer end. Yes, an inverted curve has historically preceded recessions but the inversion was short lived this time and the yield on the 10-year Treasury note was 2.51% on April 30th, 8 basis points above 3-month bills, compared with a spread of 1 basis point a month earlier.

Bank merger and acquisition (M&A) activity remains robust albeit slower than what we experienced in 2018. Year to date through May 2nd, 68 U.S. bank and thrift deals have been announced, down from 85 in the same period in 2018, while total deal value has surged to $35.84 billion from $6.38 billion in the same period of 2018, thanks to the $28.19 billion merger of BB&T Corp. and SunTrust Banks, Inc. announced February 7th. At the same time, the median deal value to tangible book value has decreased to 158.2% from 174.4% from the 2018 period.

We do believe that deal pace will gain strength as the year continues. From April 1st through May 2nd, 16 deals were announced, for a combined deal value of $928.3 million and a median deal value to tangible book value ratio of 156.3%. We believe deal values have trended lower given the lower price to tangible book value in the bank space.

With the increase in short term rates over the last few years, many CDs now carry rates that gain attention from potential deposits. Banks increasingly have relied on certificate of deposits as they seek to attract new funds and meet growing customer demands. In the fourth quarter of 2018, CD’s grew by 23.4% for banks with assets between $10 billion in assets and $50 billion but only 10% for community banks between $1 billion in assets and up to $10 billion. We believe the recent cost has come at a price to net interest margins since CDs usually carry higher rates than deposit products and tend to be more rate sensitive when they mature. Among banks with assets between $1 billion and $10 billion, the average rate on a 1-year CD rose by 7 basis points between December 14, 2018 and March 8, 2019. That compares to only a 1 basis point increase in the 1-year CD rate for banks between $10 billion in assets and $50 billion. We would highlight banks between $1 billion in assets and $5 billion in assets were the only sub category (by asset size) to increase their net interest margin during the first quarter of 2019 as deposit beats slowed overall. We believe that the growth in deposit betas for community banks will continue to slow for the remainder of 2019 and do not expect much further deterioration in net interest margins for the group.

On several positive notes we remain upbeat on our expectation for loan and deposit growth. While loan growth will slow slightly from 2018 we believe that double digit loan growth is achievable for community banks with assets below $10 billion. Despite the first quarter being historically a seasonally slow quarter banks with assets between $1 billion and $5 billion were able to post 9.1% loan growth. This gives us confidence in our 2019 expectations for loan growth. Even more impressive was that the same community banks were able to generate 8.7% in deposit growth in the first quarter to fund the loan growth all while improving net interest margin, according to S&P Global.

Bank stocks are lacking momentum, trading at less than 11x forward earnings despite net interest margins holding steady, double digit loan growth expectations for the year, clean credit quality, slowing deposit betas, and profitability that although down slightly for the group year-over-year we expect return on average assets to hang steady with Q1’19 results for the most part in 2019. We believe bank multiples are more attractive than this time last year and while there has been some slow-down in growth, we cannot overlook the strong returns on capital and active capital deployment by many that should provide upside to the sector.

Our focus remains on seeking companies capable of producing above average organic growth, relatively stable net interest margins, and improving earnings power aided by lower efficiency ratios, with potential for accretive mergers & acquisitions activity, as we deploy Emerald’s 10-Step research process to seek out companies in this market environment that is poised for the potential of higher short-term interest rates.

Top Contributors	Top Detractors
LendingTree, Inc.	FCB Financial Holdings, Inc. Class A
Innovative Industrial Properties Inc	First Internet Bancorp
NMI Holdings, Inc. Class A	Equity Bancshares, Inc. Class A
Q2 Holdings, Inc.	RBB Bancorp
Worldpay, Inc. Class A	CURO Group Holdings Corp.

Kenneth G. Mertz II, CFA	Steven E. Russell, Esq.
Chief Investment Officer	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

18	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Manager Commentary

April 30, 2019 (Unaudited)

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Banking and Finance Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly into the Index.

The Russell 2000® Financial Services Index – is comprised of the smallest financial services companies in the Russell 3000 Index. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

SNL Small Cap Bank & Thrift Index: Includes all publicly traded (NYSE, NYSE Amex, NASDAQ, OTC BB, Pink Sheets) Banks and Thrifts in SNL's coverage universe with $250M to $1B Total Common Market Capitalization as of most recent pricing data. Source: SNL Financial, data as of April 30, 2019.

The Standard & Poor’s 500® Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios (A ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.) and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates, and it is also used to predict changes in economic output and growth.

Annual Report | April 30, 2019	19

Emerald Banking and Finance Fund	Manager Commentary

April 30, 2019 (Unaudited)

TOP TEN HOLDINGS

(as a % of Net Assets)*

Meta Financial Group, Inc.	3.41%
Innovative Industrial Properties, Inc.	3.26%
Merchants Bancorp	3.08%
Mercantil Bank Holding Corp.	2.95%
Triumph Bancorp, Inc.	2.92%
Bank of NT Butterfield & Son, Ltd.	2.91%
CBTX, Inc.	2.80%
Bancorp, Inc.	2.73%
Metropolitan Bank Holding Corp.	2.68%
Esquire Financial Holdings, Inc.	2.59%
Top Ten Holdings	29.33%

INDUSTRY SECTOR ALLOCATION

(as a % of Net Assets)

Banks: Diversified	73.37%
Banks: Savings, Thrift & Mortgage Lending	9.90%
Consumer Lending	4.22%
Equity REIT - Industrial	3.26%
Computer Services Software & Systems	2.09%
Insurance: Property-Casualty	1.36%
Diversified Financial Services	1.32%
Precious Metals & Minerals	1.32%
Commercial Finance & Mortgage Companies	1.15%
Financial Data & Systems	0.97%
Insurance: Multi-Line	0.42%
Banks	0.17%
Commercial Services	0.02%
Cash, Cash Equivalents, & Other Net Assets	0.43%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the period ended April 30, 2019)

					Since	Expense Ratio
	1 Year	3 Year	5 Year	10 Year	Inception(1)	Gross(2)	Net(2)
Class A (NAV)	-10.65%	10.54%	10.10%	12.50%	8.71%	1.42%	1.42%
Class A (MOP)	-14.89%	8.76%	9.03%	11.95%	8.47%	1.42%	1.42%
Russell 2000® Index(3)	4.61%	13.60%	8.63%	14.10%	8.21%
Russell 2000® Financial Services Index(4)	4.06%	12.14%	9.94%	13.19%	8.58%
Class C (NAV)	-11.21%	9.83%	9.39%	11.78%	8.74%	2.07%	2.07%
Class C (CDSC)	-11.89%	9.83%	9.39%	11.78%	8.74%	2.07%	2.07%
Russell 2000® Index(3)	4.61%	13.60%	8.63%	14.10%	8.21%
Russell 2000® Financial Services Index(4)	4.06%	12.14%	9.94%	13.19%	8.58%
Investor Class	-10.64%	10.57%	10.11%	–	11.62%	1.47%	1.47%
Russell 2000® Index(3)	4.61%	13.60%	8.63%	14.10%	8.21%
Russell 2000® Financial Services Index(4)	4.06%	12.14%	9.94%	13.19%	8.58%
Institutional Class	-10.30%	10.92%	10.46%	–	14.16%	1.12%	1.12%
Russell 2000® Index(3)	4.61%	13.60%	8.63%	14.10%	8.21%
Russell 2000® Financial Services Index(4)	4.06%	12.14%	9.94%	13.19%	8.58%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Banking & Finance Fund, a series of Forward Funds (as a result of a reorganization of the Forward Banking & Finance Fund into the Emerald Banking & Finance Fund).

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Dates - Class A: 02/18/1997, Class C: 07/01/2000, Institutional Class: 03/19/2012, Investor Class: 03/16/2010

(2)	Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2019 in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.84%, 2.49%, 1.54% and 1.89% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent

20	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Manager Commentary

April 30, 2019 (Unaudited)

that the Fund's expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2019, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2018 and may differ from the ratios presented in the Financial Highlights.

(3)	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into an index.

(4)	The Russell 2000® Financial Services Index is an additional index, and is comprised of the smallest financial services companies in the Russell 3000 Index. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Important Risks

A fund that concentrates in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio. Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

Annual Report | April 30, 2019	21

Emerald Banking and Finance Fund	Manager Commentary

April 30, 2019 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended April 30, 2019)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

22	www.emeraldmutualfunds.com

Emerald Funds	Disclosure of Fund Expenses

April 30, 2019 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period November 1, 2018 through April 30, 2019.

Actual Expenses

The first line for each share class of the Fund in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of the Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Emerald Growth Fund	Beginning Account Value 11/01/18	Ending Account Value 04/30/19	Expense Ratio(a)	Expense Paid During Period 11/01/18 - 4/30/19(b)
Class A
Actual	$1,000.00	$1,117.10	1.02%	$5.35
Hypothetical (5% return before expenses)	$1,000.00	$1,019.74	1.02%	$5.11
Class C
Actual	$1,000.00	$1,113.80	1.67%	$8.75
Hypothetical (5% return before expenses)	$1,000.00	$1,016.51	1.67%	$8.35
Institutional Class
Actual	$1,000.00	$1,119.20	0.70%	$3.68
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51
Investor Class
Actual	$1,000.00	$1,117.20	1.05%	$5.51
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	1.05%	$5.26

Emerald Small Cap Value Fund
Class A
Actual	$1,000.00	$1,034.90	1.35%	$6.81
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	1.35%	$6.76
Class C
Actual	$1,000.00	$1,032.00	2.00%	$10.08
Hypothetical (5% return before expenses)	$1,000.00	$1,014.88	2.00%	$9.99
Institutional Class
Actual	$1,000.00	$1,036.80	1.00%	$5.05
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	1.00%	$5.01
Investor Class
Actual	$1,000.00	$1,036.10	1.26%	$6.36
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	1.26%	$6.31

Annual Report | April 30, 2019	23

Emerald Funds	Disclosure of Fund Expenses

April 30, 2019 (Unaudited)

Emerald Insights Fund	Beginning Account Value 11/01/18	Ending Account Value 04/30/19	Expense Ratio(a)	Expense Paid During Period 11/01/18 - 4/30/19(b)
Class A
Actual	$1,000.00	$1,113.60	1.35%	$7.07
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	1.35%	$6.76
Class C
Actual	$1,000.00	$1,109.20	2.00%	$10.46
Hypothetical (5% return before expenses)	$1,000.00	$1,014.88	2.00%	$9.99
Institutional Class
Actual	$1,000.00	$1,114.70	1.05%	$5.51
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	1.05%	$5.26
Investor Class
Actual	$1,000.00	$1,113.30	1.40%	$7.34
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	1.40%	$7.00

Emerald Banking and Finance Fund
Class A
Actual	$1,000.00	$972.80	1.46%	$7.14
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	1.46%	$7.30
Class C
Actual	$1,000.00	$969.80	2.11%	$10.31
Hypothetical (5% return before expenses)	$1,000.00	$1,014.33	2.11%	$10.54
Institutional Class
Actual	$1,000.00	$974.90	1.11%	$5.44
Hypothetical (5% return before expenses)	$1,000.00	$1,019.29	1.11%	$5.56
Investor Class
Actual	$1,000.00	$972.80	1.48%	$7.24
Hypothetical (5% return before expenses)	$1,000.00	$1,017.46	1.48%	$7.40

(a)	The Fund's expense ratios have been based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

24	www.emeraldmutualfunds.com

Emerald Growth Fund	Schedule of Investments

April 30, 2019

Shares		Value (Note 2)
COMMON STOCKS: 98.43%
Consumer Discretionary: 20.31%
768,349	American Eagle Outfitters, Inc.	$18,271,339
1,044,667	Chegg, Inc.(a)	37,242,379
164,826	Children's Place, Inc.	18,595,669
163,065	Churchill Downs, Inc.	16,445,105
202,299	Chuy's Holdings, Inc.(a)	4,023,727
512,123	Del Taco Restaurants, Inc.(a)	5,146,836
144,218	Eldorado Resorts, Inc.(a)	7,120,043
159,521	Etsy, Inc.(a)	10,774,048
211,882	Five Below, Inc.(a)	31,017,406
121,037	Instructure, Inc.(a)	5,214,274
74,934	Jack in the Box, Inc.	5,777,412
249,281	Marcus Corp.	9,377,951
161,103	Meritage Homes Corp.(a)	8,240,419
575,849	Noodles & Co.(a)	4,117,320
198,716	Ollie's Bargain Outlet Holdings, Inc.(a)	19,005,198
385,313	Planet Fitness, Inc., Class A(a)	29,168,194
644,198	SeaWorld Entertainment, Inc.(a)	17,148,551
455,511	Steven Madden, Ltd.	16,557,825
370,375	Tilly's, Inc., Class A	4,355,610
105,120	Urban Outfitters, Inc.(a)	3,125,218
232,706	YETI Holdings, Inc.(a)	8,302,950
		279,027,474

Consumer Staples: 2.57%
469,817	Freshpet, Inc.(a)	20,982,027
637,889	Simply Good Foods Co.(a)	14,326,987
		35,309,014

Consumer, Non-cyclical: 1.12%
31,159	Addus HomeCare Corp.(a)	2,115,696
853,513	ArQule, Inc.(a)	5,095,473
373,347	Radius Health, Inc.(a)	8,221,101
		15,432,270

Energy: 1.55%
204,967	Callon Petroleum Co.(a)	1,539,302
113,096	Delek US Holdings, Inc.	4,191,338
425,000	Enphase Energy, Inc.(a)	4,267,000
478,011	New Fortress Energy LLC(a)	6,003,818
158,100	Viper Energy Partners LP	5,315,322
		21,316,780

Financial Services: 12.00%
98,484	Bryn Mawr Bank Corp.	3,751,256
1,040,117	Cadence BanCorp	23,662,662
442,061	CenterState Bank Corp.	10,910,065
55,159	CNB Financial Corp.	1,570,928
165,316	eHealth, Inc.(a)	10,041,294
1,011,100	Everi Holdings, Inc.(a)	10,404,219
146,592	Evo Payments, Inc., Class A(a)	4,355,248
122,502	First Choice Bancorp	2,604,393
Shares		Value (Note 2)
Financial Services (continued)
218,570	Green Dot Corp., Class A(a)	$13,938,209
439,087	Industrial Logistics Properties Trust	8,715,877
58,041	LendingTree, Inc.(a)	22,335,338
303,990	Moelis & Co., Class A	12,448,390
544,605	Monmouth Real Estate Investment Corp.	7,482,873
349,268	OceanFirst Financial Corp.	8,794,568
172,312	Opus Bank	3,768,463
448,774	Pacific Premier Bancorp, Inc.	13,045,860
191,196	Union Bankshares Corp.	6,978,654
		164,808,297

Health Care: 22.95%
125,000	Acer Therapeutics, Inc.(a)	2,446,250
347,439	Adamas Pharmaceuticals, Inc.(a)	2,195,814
485,065	Aimmune Therapeutics, Inc.(a)	9,769,209
231,410	Arena Pharmaceuticals, Inc.(a)	10,587,008
251,404	Assembly Biosciences, Inc.(a)	3,967,155
269,960	AtriCure, Inc.(a)	8,104,199
318,288	Avrobio, Inc.(a)	5,986,997
1,035,252	BioDelivery Sciences International, Inc.(a)	5,000,267
286,770	Biohaven Pharmaceutical Holding Co., Ltd.(a)	17,163,185
224,593	Deciphera Pharmaceuticals, Inc.(a)	5,165,639
552,950	Dicerna Pharmaceuticals, Inc.(a)	7,166,232
200,000	Eloxx Pharmaceuticals, Inc.(a)	2,388,000
89,307	Haemonetics Corp.(a)	7,794,715
725,347	Horizon Pharma PLC(a)	18,518,109
28,843	Inogen, Inc.(a)	2,517,994
511,830	Insmed, Inc.(a)	15,580,105
199,283	Integer Holdings Corp.(a)	13,768,462
84,038	Intercept Pharmaceuticals, Inc.(a)	7,242,395
175,400	IntriCon Corp.(a)	4,099,098
833,486	Karyopharm Therapeutics, Inc.(a)	3,892,380
49,481	LivaNova PLC(a)	3,408,746
145,140	Merit Medical Systems, Inc.(a)	8,153,965
1,102,288	NeoGenomics, Inc.(a)	22,960,659
2,490,000	Oncocyte Corp.(a)	10,707,000
305,344	Portola Pharmaceuticals, Inc.(a)	10,778,643
166,960	PTC Therapeutics, Inc.(a)	6,247,643
221,586	Reata Pharmaceuticals, Inc., Class A(a)	17,385,638
457,185	Replimune Group, Inc.(a)	7,666,992
24,665	Sarepta Therapeutics, Inc.(a)	2,884,325
186,939	Savara, Inc.(a)	1,996,509
104,781	Tabula Rasa HealthCare, Inc.(a)	5,580,636
326,979	Tandem Diabetes Care, Inc.(a)	20,079,780
348,054	Teladoc Health, Inc.(a)	19,797,312
142,964	Twist Bioscience Corp.(a)	3,382,528
183,015	Varex Imaging Corp.(a)	6,010,213
400,000	Vericel Corp.(a)	6,796,000

Annual Report | April 30, 2019	25

Emerald Growth Fund	Schedule of Investments

April 30, 2019

Shares		Value (Note 2)
Health Care(continued)
206,523	Zogenix, Inc.(a)	$8,052,332
		315,242,134

Materials & Processing: 4.27%
362,391	Allegheny Technologies, Inc.(a)	9,030,784
115,799	Carpenter Technology Corp.	5,751,736
56,752	Innospec, Inc.	4,813,705
465,340	Livent Corp.(a)	5,016,365
451,602	PQ Group Holdings, Inc.(a)	7,139,827
389,399	Trex Co., Inc.(a)	26,973,669
		58,726,086

Producer Durables: 9.46%
247,696	Air Transport Services Group, Inc.(a)	5,828,287
30,109	Applied Industrial Technologies, Inc.	1,804,733
151,938	Chart Industries, Inc.(a)	13,411,567
280,817	H&E Equipment Services, Inc.	8,539,645
117,135	Insperity, Inc.	14,004,661
164,637	Knoll, Inc.	3,595,672
1,161,756	Kratos Defense & Security Solutions, Inc.(a)	18,448,685
179,333	NV5 Global, Inc.(a)	11,358,952
147,190	Spirit Airlines, Inc.(a)	8,004,192
215,416	Tetra Tech, Inc.	13,941,724
319,956	TriNet Group, Inc.(a)	19,946,057
415,770	Tutor Perini Corp.(a)	8,302,927
422,647	US Xpress Enterprises, Inc., Class A(a)	2,848,641
		130,035,743

Technology: 21.52%
187,500	Alarm.com Holdings, Inc.(a)	13,290,000
626,079	Ciena Corp.(a)	24,016,391
413,771	Cray, Inc.(a)	10,865,627
96,990	EPAM Systems, Inc.(a)	17,396,126
538,431	ForeScout Technologies, Inc.(a)	22,635,639
1,308,511	Glu Mobile, Inc.(a)	14,315,110
730,058	Leaf Group, Ltd.(a)	6,125,187
157,913	Lumentum Holdings, Inc.(a)	9,785,869
237,027	Mercury Systems, Inc.(a)	17,307,712
362,060	Model N, Inc.(a)	6,712,592
80,529	New Relic, Inc.(a)	8,474,872
469,206	PlayAGS, Inc.(a)	11,317,249
382,059	Pluralsight, Inc., Class A(a)	13,559,274
109,050	Proofpoint, Inc.(a)	13,677,051
275,369	Pure Storage, Inc., Class A(a)	6,294,935
110,046	Q2 Holdings, Inc.(a)	8,299,669
506,463	Rapid7, Inc.(a)	27,521,199
310,063	SailPoint Technologies Holding, Inc.(a)	8,762,380
386,378	SVMK, Inc.(a)	6,916,166
696,516	USA Technologies, Inc.(a)	3,949,246
346,261	Varonis Systems, Inc.(a)	24,636,470
408,830	Vocera Communications, Inc.(a)	13,021,236
Shares		Value (Note 2)
Technology (continued)
98,586	Zscaler, Inc.(a)	$6,734,410
		295,614,410

Utilities: 2.68%
345,772	Boingo Wireless, Inc.(a)	7,862,855
205,625	Cogent Communications Holdings, Inc.	11,356,669
50,565	Shenandoah Telecommunications Co.	2,089,851
1,590,055	Vonage Holdings Corp.(a)	15,455,335
		36,764,710

	Total Common Stocks
	(Cost $971,663,565)	1,352,276,918

SHORT TERM INVESTMENTS: 1.76%
24,179,170	Dreyfus Government Cash Management Fund - Institutional Class 2.303% (7-Day Yield)	24,179,170

	Total Short Term Investments
	(Cost $24,179,170)	24,179,170

Total Investments: 100.19%
(Cost $995,842,735)		1,376,456,088

Liabilities In Excess Of Other Assets: (0.19)%		(2,657,824)
Net Assets: 100.00%		$1,373,798,264

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

26	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Schedule of Investments

April 30, 2019

Shares		Value (Note 2)
COMMON STOCKS: 99.19%
Consumer Discretionary: 12.82%
1,780	Aaron's, Inc.	$99,128
1,902	Eldorado Resorts, Inc.(a)	93,902
5,025	GameStop Corp.	43,466
3,609	Gray Television, Inc.(a)	84,559
1,488	Malibu Boats, Inc., Class A(a)	61,931
3,617	Meritor, Inc.(a)	87,748
6,408	ZAGG, Inc.(a)	52,802
		523,536

Consumer, Cyclical: 1.28%
588	Dine Brands Global, Inc.	52,132

Consumer, Non-cyclical: 1.00%
1,181	SP Plus Corp.(a)	40,768

Energy: 5.20%
2,261	Delek US Holdings, Inc.	83,793
5,141	Magnolia Oil & Gas Corp.(a)	67,758
2,221	Whiting Petroleum Corp.(a)	60,833
		212,384

Financial Services: 40.56%
3,378	Amalgamated Bank, Class A	57,257
952	Americold Realty Trust	30,474
1,094	Ameris Bancorp	39,887
2,373	Ares Management Corp.	58,020
5,728	Bancorp, Inc.(a)	58,483
4,021	Bank7 Corp.(a)	69,644
3,447	Baycom Corp.(a)	79,453
4,239	Bridgewater Bancshares, Inc.(a)	45,315
1,943	Capital Bancorp, Inc.(a)	22,092
2,000	CNB Financial Corp.	56,960
1,441	Employers Holdings, Inc.	61,848
439	Euronet Worldwide, Inc.(a)	65,802
6,485	Everi Holdings, Inc.(a)	66,730
3,906	First BanCorp	44,138
657	First Merchants Corp.	24,092
5,048	Heritage Insurance Holdings, Inc.	68,854
1,388	Innovative Industrial Properties, Inc.	118,174
2,749	Investar Holding Corp.	63,997
4,146	Mercantil Bank Holding Corp.(a)	47,347
3,055	Meta Financial Group, Inc.	78,697
1,274	Moelis & Co., Class A	52,170
2,040	People's Utah Bancorp	58,038
2,843	Plymouth Industrial REIT, Inc.	53,363
1,657	Popular, Inc.	95,626
2,511	Rexford Industrial Realty, Inc.	95,142
1,135	Synovus Financial Corp.	41,836
2,864	TPG RE Finance Trust, Inc.	56,449
1,525	Triumph Bancorp, Inc.(a)	47,290
		1,657,178
Shares		Value (Note 2)
Health Care: 2.47%
4,455	Karyopharm Therapeutics, Inc.(a)	$20,805
2,433	Varex Imaging Corp.(a)	79,900
		100,705

Industrial: 3.84%
1,402	Allied Motion Technologies, Inc.	51,327
871	Applied Industrial Technologies, Inc.	52,208
1,714	Arcosa, Inc.	53,357
		156,892

Materials & Processing: 5.94%
2,185	Kirkland Lake Gold, Ltd.	70,619
3,639	Koppers Holdings, Inc.(a)	97,307
2,026	Universal Forest Products, Inc.	74,861
		242,787

Producer Durables: 12.82%
1,906	Air Lease Corp.	73,495
2,013	Columbus McKinnon Corp.	79,232
1,137	Cubic Corp.	64,559
1,052	ICF International, Inc.	81,919
1,845	Kennametal, Inc.	75,092
1,003	OSI Systems, Inc.(a)	90,400
8,747	US Xpress Enterprises, Inc., Class A(a)	58,955
		523,652

Technology: 11.71%
1,588	Blucora, Inc.(a)	55,580
706	Ebix, Inc.	35,639
3,434	Kulicke & Soffa Industries, Inc.	79,909
432	MicroStrategy, Inc., Class A(a)	64,670
542	MKS Instruments, Inc.	49,327
8,742	Photronics, Inc.(a)	81,651
2,892	PlayAGS, Inc.(a)	69,755
4,090	Turtle Beach Corp.(a)	41,882
		478,413

Utilities: 1.55%
6,522	Vonage Holdings Corp.(a)	63,394

	Total Common Stocks
	(Cost $3,506,756)	4,051,841

SHORT TERM INVESTMENTS: 1.19%
48,608	Dreyfus Government Cash Management Fund - Institutional Class 2.303% (7-Day Yield)	48,608

	Total Short Term Investments
	(Cost $48,608)	48,608

Annual Report | April 30, 2019	27

Emerald Small Cap Value Fund	Schedule of Investments

April 30, 2019

Shares	Value (Note 2)
Total Investments: 100.38%
(Cost $3,555,364)	4,100,449

Liabilities In Excess Of Other Assets: (0.38)%	(15,524)
Net Assets: 100.00%	$4,084,925

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

28	www.emeraldmutualfunds.com

Emerald Insights Fund	Schedule of Investments

April 30, 2019

Shares		Value (Note 2)
COMMON STOCKS: 98.27%
Consumer Discretionary: 18.55%
317	Amazon.com, Inc.(a)	$610,707
604	Burlington Stores, Inc.(a)	102,022
5,768	Chegg, Inc.(a)	205,629
3,414	Cinemark Holdings, Inc.	143,559
2,342	Eldorado Resorts, Inc.(a)	115,624
484	Home Depot, Inc.	98,591
4,938	Malibu Boats, Inc., Class A(a)	205,519
1,702	Overstock.com, Inc.(a)	22,432
280	Polaris Industries, Inc.	26,992
737	PVH Corp.	95,066
1,297	Royal Caribbean Cruises, Ltd.	156,859
10,348	SeaWorld Entertainment, Inc.(a)	275,464
		2,058,464

Consumer Staples: 1.02%
364	Boston Beer Co., Inc., Class A(a)	112,844

Consumer, Cyclical: 1.23%
917	Dine Brands Global, Inc.	81,301
1,069	Lennar Corp., Class A	55,620
		136,921

Consumer, Non-cyclical: 0.25%
4,534	ArQule, Inc.(a)	27,068

Energy: 5.82%
1,267	Diamondback Energy, Inc.	134,796
4,033	Magnolia Oil & Gas Corp.(a)	53,155
2,765	Oil States International, Inc.(a)	53,420
4,251	Patterson-UTI Energy, Inc.	57,771
1,199	ProPetro Holding Corp.(a)	26,534
21,930	TETRA Technologies, Inc.(a)	52,194
682	Valero Energy Corp.	61,830
4,470	Viper Energy Partners LP	150,281
3,992	WPX Energy, Inc.(a)	55,449
		645,430

Financial Services: 9.83%
400	Alliance Data Systems Corp.	64,040
2,881	Bank of America Corp.	88,101
2,376	Citigroup, Inc.	167,983
1,180	Evo Payments, Inc., Class A(a)	35,058
2,006	First Data Corp., Class A(a)	51,875
632	Fiserv, Inc.(a)	55,136
931	Independent Bank Group, Inc.	53,067
613	LendingTree, Inc.(a)	235,895
384	SVB Financial Group(a)	96,660
827	Visa, Inc., Class A	135,984
2,244	Western Alliance Bancorp(a)	107,218
		1,091,017
Shares		Value (Note 2)
Health Care: 14.20%
1,123	Abbott Laboratories	$89,346
780	AbbVie, Inc.	61,924
988	Alnylam Pharmaceuticals, Inc.(a)	88,268
9,607	BioDelivery Sciences International, Inc.(a)	46,402
1,361	Biohaven Pharmaceutical Holding Co., Ltd.(a)	81,456
1,601	BioTelemetry, Inc.(a)	87,094
1,353	Catalent, Inc.(a)	60,641
1,571	Deciphera Pharmaceuticals, Inc.(a)	36,133
9,133	Dicerna Pharmaceuticals, Inc.(a)	118,364
2,376	Horizon Pharma PLC(a)	60,659
3,186	Insmed, Inc.(a)	96,982
1,673	Integer Holdings Corp.(a)	115,588
1,512	PTC Therapeutics, Inc.(a)	56,579
1,507	Reata Pharmaceuticals, Inc., Class A(a)	118,239
998	Sarepta Therapeutics, Inc.(a)	116,706
1,319	Tabula Rasa HealthCare, Inc.(a)	70,250
794	Tandem Diabetes Care, Inc.(a)	48,760
2,253	Teladoc Health, Inc.(a)	128,151
675	Veeva Systems, Inc., Class A(a)	94,412
		1,575,954

Industrial: 0.65%
743	Allied Motion Technologies, Inc.	27,201
119	Boeing Co.	44,945
		72,146

Materials & Processing: 5.87%
1,188	Berry Global Group, Inc.(a)	69,854
5,951	GMS, Inc.(a)	104,856
1,096	Innospec, Inc.	92,963
3,708	Koppers Holdings, Inc.(a)	99,152
4,647	Livent Corp.(a)	50,095
913	Scotts Miracle-Gro Co.	77,623
2,263	Trex Co., Inc.(a)	156,758
		651,301

Producer Durables: 7.37%
1,123	Chart Industries, Inc.(a)	99,127
227	CoStar Group, Inc.(a)	112,649
3,866	Kratos Defense & Security Solutions, Inc.(a)	61,392
1,328	NV5 Global, Inc.(a)	84,116
1,507	OSI Systems, Inc.(a)	135,826
837	Parker-Hannifin Corp.	151,564
960	Spirit Airlines, Inc.(a)	52,205
962	TopBuild Corp.(a)	68,523
706	Wabtec Corp.	52,293
		817,695

Technology: 31.12%
102	Adobe, Inc.(a)	29,503
1,569	Alarm.com Holdings, Inc.(a)	111,211

Annual Report | April 30, 2019	29

Emerald Insights Fund	Schedule of Investments

April 30, 2019

Shares		Value (Note 2)
Technology (continued)
334	Alphabet, Inc., Class A(a)	$400,453
2,313	Apple, Inc.	464,150
927	DocuSign, Inc.(a)	52,533
2,098	Dropbox, Inc., Class A(a)	51,149
645	Facebook, Inc., Class A(a)	124,743
715	Fidelity National Information Services, Inc.	82,890
1,057	Fortinet, Inc.(a)	98,745
11,212	Glu Mobile, Inc.(a)	122,659
918	Lumentum Holdings, Inc.(a)	56,888
4,677	Microsoft Corp.	610,816
681	NVIDIA Corp.	123,261
4,445	ON Semiconductor Corp.(a)	102,502
478	Palo Alto Networks, Inc.(a)	118,941
7,386	PlayAGS, Inc.(a)	178,150
1,026	Proofpoint, Inc.(a)	128,681
3,902	Rapid7, Inc.(a)	212,035
228	RealPage, Inc.(a)	14,868
365	salesforce.com, Inc.(a)	60,353
291	ServiceNow, Inc.(a)	79,009
930	Take-Two Interactive Software, Inc.(a)	90,052
1,967	Varonis Systems, Inc.(a)	139,952
		3,453,544

Utilities: 2.36%
2,260	Aqua America, Inc.	88,276
17,888	Vonage Holdings Corp.(a)	173,871
		262,147

	Total Common Stocks
	(Cost $8,719,176)	10,904,531

SHORT TERM INVESTMENTS: 1.91%
212,495	Dreyfus Government Cash Management Fund - Institutional Class 2.303% (7-Day Yield)	212,495

	Total Short Term Investments
	(Cost $212,495)	212,495

Total Investments: 100.18%
(Cost $8,931,671)		11,117,026

Liabilities In Excess Of Other Assets: (0.18)%		(20,478)
Net Assets: 100.00%		$11,096,548

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

30	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Schedule of Investments

April 30, 2019

Shares		Value (Note 2)
COMMON STOCKS: 99.57%
Consumer, Non-cyclical: 0.02%
Commercial Services: 0.02%
34,921	CPI Card Group, Inc.(a)	$84,160

Financial Services: 96.14%
Banks: 0.17%
26,842	Community Heritage Financial, Inc.	575,761

Banks: Diversified: 73.37%
100,000	1st Source Corp.	4,683,000
162,101	Amalgamated Bank, Class A	2,747,612
69,178	American Business Bank(a)	2,507,709
185,488	American Riviera Bank(a)	3,348,058
80,890	Ameris Bancorp	2,949,249
913,279	Bancorp, Inc.(a)	9,324,579
424,577	Bank of Commerce Holdings	4,593,923
248,623	Bank of NT Butterfield & Son, Ltd.	9,949,892
495,424	Bank7 Corp.(a)	8,580,744
241,551	Baycom Corp.(a)	5,567,751
722,896	Bridgewater Bancshares, Inc.(a)	7,727,758
224,440	Business First Bancshares, Inc.	5,711,998
99,330	Cadence BanCorp	2,259,758
32,880	Capital Bancorp, Inc.(a)	373,846
302,108	CBTX, Inc.	9,576,824
178,444	CenterState Bank Corp.	4,403,998
97,000	Centric Financial Corp.(a)	1,001,525
118,810	Civista Bancshares, Inc.	2,613,820
150,002	CNB Financial Corp.	4,272,057
434,321	Coastal Financial Corp.(a)	6,927,420
351,830	Esquire Financial Holdings, Inc.(a)	8,845,006
83,770	First BanCorp	946,601
113,927	First Bancshares, Inc.	3,518,066
63,498	First Choice Bancorp	1,349,967
134,051	First Mid Bancshares, Inc.	4,623,419
66,405	FS Bancorp, Inc.	3,432,474
288,277	FVCBankcorp, Inc.(a)	4,727,743
200,000	Guaranty Bancshares, Inc.	5,614,000
211,862	Heritage Commerce Corp.	2,652,512
188,116	Investar Holding Corp.	4,379,340
36,553	Live Oak Bancshares, Inc.	638,581
53	Mechanics Bank/Walnut Creek CA(a)	1,537,000
576,000	Mercantil Bank Holding Corp.(a)	10,085,760
434,759	Merchants Bancorp	10,512,473
229,276	Metropolitan Bank Holding Corp.(a)	9,150,405
133,139	Old Line Bancshares, Inc.	3,328,475
121,519	Opus Bank	2,657,621
150,710	Origin Bancorp, Inc.	5,250,736
127,472	People's Utah Bancorp	3,626,578
57,190	Popular, Inc.	3,300,435
279,177	Professional Holding Corp.(a)	4,885,598
254,684	Seacoast Commerce Banc Holdings	5,045,290
243,750	ServisFirst Bancshares, Inc.	8,272,875
71,032	Southern First Bancshares, Inc.(a)	2,614,688
Shares		Value (Note 2)
Banks: Diversified (continued)
262,100	Spirit of Texas Bancshares, Inc.(a)	$5,889,387
300,000	Stewardship Financial Corp.	2,730,000
27,120	SVB Financial Group(a)	6,826,646
52,620	Synovus Financial Corp.	1,939,573
139,935	TriState Capital Holdings, Inc.(a)	3,254,888
321,966	Triumph Bancorp, Inc.(a)	9,984,166
168,750	Unity Bancorp, Inc.	3,645,000
135,517	Veritex Holdings, Inc.	3,592,556
117,942	West Town Bancorp, Inc.(a)	2,707,948
		250,687,328

Banks: Savings, Thrift & Mortgage Lending: 9.90%
230,146	Heritage Financial Corp.	6,966,519
262,103	Malvern Bancorp, Inc.(a)	5,553,963
451,878	Meta Financial Group, Inc.	11,640,377
778,700	Sterling Bancorp, Inc.	7,623,473
250,000	University Bancorp, Inc./Ann Arbor MI(a)	2,057,500
		33,841,832

Commercial Finance & Mortgage Companies: 1.15%
1,222,440	ECN Capital Corp.	3,915,964

Consumer Lending: 4.22%
657,262	Curo Group Holdings Corp.(a)	8,754,730
82,995	Enova International, Inc.(a)	2,276,553
99,650	OneMain Holdings, Inc.	3,385,110
		14,416,393

Diversified Financial Services: 1.32%
176,340	Cannae Holdings, Inc.(a)	4,526,648

Equity REIT - Industrial: 3.26%
130,630	Innovative Industrial Properties, Inc.	11,121,838

Financial Data & Systems: 0.97%
51,976	Green Dot Corp., Class A(a)	3,314,510

Insurance: Multi-Line: 0.42%
33,648	James River Group Holdings, Ltd.	1,420,619

Insurance: Property-Casualty: 1.36%
151,397	Kingstone Cos., Inc.	1,757,719
19,853	Kinsale Capital Group, Inc.	1,441,328
51,270	NMI Holdings, Inc., Class A(a)	1,439,662
		4,638,709

Materials & Processing: 1.32%
Precious Metals & Minerals: 1.32%
139,458	Kirkland Lake Gold, Ltd.	4,507,282

Technology: 2.09%
Computer Service Software & Systems: 1.56%
105,680	Ebix, Inc.	5,334,726

Annual Report | April 30, 2019	31

Emerald Banking and Finance Fund	Schedule of Investments

April 30, 2019

Shares		Value (Note 2)
Computer Services Software & Systems: 0.53%
51,300	Blucora, Inc.(a)	$1,795,500

	Total Common Stocks
	(Cost $299,327,418)	340,181,270
SHORT TERM INVESTMENTS: 0.60%
2,048,281	Dreyfus Government Cash Management Fund - Institutional Class 2.303% (7-Day Yield)	2,048,281

	Total Short Term Investments
	(Cost $2,048,281)	2,048,281

Total Investments: 100.17%
(Cost $301,375,699)		342,229,551

Liabilities In Excess Of Other Assets: (0.17)%		(564,635)
Net Assets: 100.00%		$341,664,916

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

32	www.emeraldmutualfunds.com

Emerald Funds	Statements of Assets and Liabilities

April 30, 2019

	Emerald Growth Fund	Emerald Small Cap Value Fund	Emerald Insights Fund	Emerald Banking and Finance Fund
ASSETS:
Investments, at value	$1,376,456,088	$4,100,449	$11,117,026	$342,229,551
Receivable for investments sold	1,609,164	–	76,652	–
Receivable for shares sold	717,097	–	–	323,426
Receivable due from advisor	–	5,050	298	–
Interest and dividends receivable	292,950	3	1,427	22,199
Other assets	26,543	12,339	12,505	28,690
Total Assets	1,379,101,842	4,117,841	11,207,908	342,603,866
LIABILITIES:
Payable for investments purchased	3,047,658	–	84,038	–
Payable for shares redeemed	1,254,771	9,132	–	458,897
Investment advisory fees payable	623,527	–	–	258,225
Payable to fund accounting and administration	46,775	2,113	2,367	13,246
Payable for distribution and service fees	220,384	930	3,133	139,292
Payable for trustee fees and expenses	12,138	43	99	3,174
Payable for transfer agency fees	21,613	3,250	3,383	20,011
Payable for chief compliance officer fee	3,960	14	32	1,036
Payable for principal financial officer fee	655	2	5	171
Payable for professional fees	25,159	16,365	16,385	21,652
Accrued expenses and other liabilities	46,938	1,067	1,918	23,246
Total Liabilities	5,303,578	32,916	111,360	938,950
NET ASSETS	$1,373,798,264	$4,084,925	$11,096,548	$341,664,916
NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$979,745,446	$3,947,156	$9,262,935	$310,247,191
Total distributable earnings	394,052,818	137,769	1,833,613	31,417,725
NET ASSETS	$1,373,798,264	$4,084,925	$11,096,548	$341,664,916
INVESTMENTS, AT COST	$995,842,735	$3,555,364	$8,931,671	$301,375,699
PRICING OF SHARES
Class A: (a)
Net Asset Value, offering and redemption price per share	$26.00	$7.29	$11.51	$32.71
Net Assets	$188,882,734	$2,664,120	$9,397,447	$87,266,513
Shares of beneficial interest outstanding	7,264,690	365,447	816,814	2,667,689
Maximum offering price per share (NAV/.9525, based on maximum sales charge of 4.75% of the offering price)	$27.30	$7.65	$12.08	$34.34
Class C: (a)
Net Asset Value, offering and redemption price per share	$21.59	$6.96	$11.04	$27.87
Net Assets	$29,974,866	$37,894	$141,341	$50,078,529
Shares of beneficial interest outstanding	1,388,635	5,445	12,797	1,797,106
Institutional Class:
Net Asset Value, offering and redemption price per share	$27.16	$7.46	$11.69	$33.70
Net Assets	$1,050,537,961	$873,792	$1,383,407	$162,909,647
Shares of beneficial interest outstanding	38,685,193	117,171	118,325	4,834,690
Investor Class:
Net Asset Value, offering and redemption price per share	$25.88	$7.33	$11.45	$30.96
Net Assets	$104,402,703	$509,119	$174,353	$41,410,227
Shares of beneficial interest outstanding	4,034,856	69,485	15,233	1,337,741

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Funds' Prospectus.

See Notes to Financial Statements.

Annual Report | April 30, 2019	33

Emerald Funds	Statements of Operations

For the Year Ended April 30, 2019

	Emerald Growth Fund	Emerald Small Cap Value Fund	Emerald Insights Fund	Emerald Banking and Finance Fund
INVESTMENT INCOME:
Dividends	$6,704,530	$76,678	$70,087	$4,050,896
Foreign taxes withheld	–	(44)	–	(5,735)
Total Investment Income	6,704,530	76,634	70,087	4,045,161

EXPENSES:
Investment advisory fee (Note 6)	7,401,263	49,803	81,891	4,458,419
Administration fee	515,768	12,096	13,904	195,529
Custodian fee	112,201	5,016	5,016	55,969
Professional fees	35,032	17,549	17,593	26,353
Transfer agent fee	214,335	30,939	32,452	210,556
Delegated transfer agent equivalent services fees
Class A	2,502	–	–	10,402
Class C	965	–	–	2,666
Institutional Class	861	149	–	–
Investor Class	2,216	21	–	36
Trustee fees and expenses	45,068	213	365	15,051
Registration/filing fees	67,371	42,544	38,095	73,117
Reports to shareholder and printing fees	109,783	1,429	2,065	66,908
Distribution and service fees
Class A	739,396	14,452	32,536	503,612
Class C	320,172	653	1,216	679,540
Institutional Class	332,461	–	471	225
Investor Class	401,836	1,405	373	233,924
Chief compliance officer fee	46,416	234	386	16,927
Principal financial officer fee	7,255	37	60	2,648
Other	36,745	6,812	8,405	19,368
Total expenses before waiver	10,391,646	183,352	234,828	6,571,250
Less fees waived/reimbursed by investment advisor (Note 6)	–	(100,449)	(90,577)	–
Total Net Expenses	10,391,646	82,903	144,251	6,571,250

NET INVESTMENT INCOME/(LOSS):	(3,687,116)	(6,269)	(74,164)	(2,526,089)

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss)	65,609,700	(289,525)	165,436	39,986,242
Net realized gain on foreign currency transactions	–	3	–	109
Net change in unrealized appreciation/(depreciation)	79,706,677	(513,409)	1,129,078	(104,241,265)
NET REALIZED AND UNREALIZED GAIN/(LOSS)	145,316,377	(802,931)	1,294,514	(64,254,914)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$141,629,261	$(809,200)	$1,220,350	$(66,781,003)

See Notes to Financial Statements.

34	www.emeraldmutualfunds.com

Emerald Growth Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2019	Year Ended April 30, 2018
OPERATIONS:
Net investment loss	$(3,687,116)	$(5,367,786)
Net realized gain	65,609,700	124,517,595
Net change in unrealized appreciation	79,706,677	72,091,969
Net increase in net assets resulting from operations	141,629,261	191,241,778
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total amount of distributions
Class A	(18,783,708)	–
Class C	(3,291,825)	–
Institutional Class	(85,437,977)	–
Investor Class	(9,170,727)	–
Net decrease in net assets from distributions	(116,684,237)	–
SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	28,831,338	37,090,912
Issued to shareholders in reinvestment of distributions	17,242,400	–
Cost of shares redeemed	(100,627,275)	(116,095,204)
Net decrease from share transactions	(54,553,537)	(79,004,292)
Class C
Proceeds from sale of shares	1,048,239	725,120
Issued to shareholders in reinvestment of distributions	2,913,276	–
Cost of shares redeemed	(7,089,084)	(8,056,239)
Net decrease from share transactions	(3,127,569)	(7,331,119)
Institutional Class
Proceeds from sale of shares	294,328,397	259,029,418
Issued to shareholders in reinvestment of distributions	76,474,139	–
Cost of shares redeemed	(176,456,213)	(135,414,218)
Net increase from share transactions	194,346,323	123,615,200
Investor Class
Proceeds from sale of shares	30,586,078	22,305,690
Issued to shareholders in reinvestment of distributions	3,282,222	–
Cost of shares redeemed	(40,897,792)	(47,223,965)
Net decrease from share transactions	(7,029,492)	(24,918,275)
Net increase in net assets	$154,580,749	$203,603,292
NET ASSETS:
Beginning of period	1,219,217,515	1,015,614,223
End of period	$1,373,798,264	$1,219,217,515

Annual Report | April 30, 2019	35

Emerald Growth Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2019	Year Ended April 30, 2018
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	1,099,455	1,523,709
Distributions reinvested	819,116	–
Redeemed	(3,863,070)	(4,700,055)
Net decrease in shares outstanding	(1,944,499)	(3,176,346)
Class C
Sold	52,709	34,568
Distributions reinvested	166,283	–
Redeemed	(327,363)	(385,002)
Net decrease in shares outstanding	(108,371)	(350,434)
Institutional Class
Sold	10,623,887	9,981,574
Distributions reinvested	3,482,429	–
Redeemed	(6,569,755)	(5,275,531)
Net increase in shares outstanding	7,536,561	4,706,043
Investor Class
Sold	1,272,243	888,563
Distributions reinvested	156,669	–
Redeemed	(1,552,305)	(1,972,720)
Net decrease in shares outstanding	(123,393)	(1,084,157)

See Notes to Financial Statements.

36	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2019	Year Ended April 30, 2018
OPERATIONS:
Net investment loss	$(6,269)	$(13,355)
Net realized gain/(loss)	(289,522)	1,207,917
Net change in unrealized depreciation	(513,409)	(267,114)
Net increase/(decrease) in net assets resulting from operations	(809,200)	927,448
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):(a)
Total amount of distributions
Class A	(832,298)	(1,059,065)
Class C	(2,956)	(47,326)
Institutional Class	(268,960)	(2,006,350)
Investor Class	(122,718)	(306,751)
Net decrease in net assets from distributions	(1,226,932)	(3,419,492)
SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	1,888,438	2,516,038
Issued to shareholders in reinvestment of distributions	832,298	1,059,065
Cost of shares redeemed	(2,655,284)	(740,130)
Net increase from share transactions	65,452	2,834,973
Class C
Proceeds from sale of shares	26,343	9,102
Issued to shareholders in reinvestment of distributions	2,956	47,327
Cost of shares redeemed	(88,998)	(123,065)
Net decrease from share transactions	(59,699)	(66,636)
Institutional Class
Proceeds from sale of shares	340,310	2,040,666
Issued to shareholders in reinvestment of distributions	268,960	2,006,349
Cost of shares redeemed	(2,426,213)	(4,415,382)
Net decrease from share transactions	(1,816,943)	(368,367)
Investor Class
Proceeds from sale of shares	134,280	72,427
Issued to shareholders in reinvestment of distributions	122,718	306,751
Cost of shares redeemed	(125,199)	(210,226)
Net increase from share transactions	131,799	168,952
Net increase/(decrease) in net assets	$(3,715,523)	$76,878
NET ASSETS:
Beginning of period	7,800,448	7,723,570
End of period	$4,084,925	$7,800,448

Annual Report | April 30, 2019	37

Emerald Small Cap Value Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2019	Year Ended April 30, 2018
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	193,926	204,655
Distributions reinvested	131,485	100,671
Redeemed	(338,910)	(43,758)
Net increase/(decrease) in shares outstanding	(13,499)	261,568
Class C
Sold	4,031	565
Distributions reinvested	488	4,622
Redeemed	(9,693)	(7,663)
Net decrease in shares outstanding	(5,174)	(2,476)
Institutional Class
Sold	31,414	131,987
Distributions reinvested	41,570	188,390
Redeemed	(255,759)	(325,646)
Net decrease in shares outstanding	(182,775)	(5,269)
Investor Class
Sold	12,696	5,844
Distributions reinvested	19,295	29,131
Redeemed	(15,655)	(19,594)
Net increase in shares outstanding	16,336	15,381

(a)	For the year ended April 30, 2018, total distributions consisted of Net Investment Income of $–, and Net Realized Gains of $3,419,492.

See Notes to Financial Statements.

38	www.emeraldmutualfunds.com

Emerald Insights Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2019	Year Ended April 30, 2018
OPERATIONS:
Net investment loss	$(74,164)	$(62,064)
Net realized gain	165,436	2,535,047
Net change in unrealized appreciation/(depreciation)	1,129,078	(848,799)
Net increase in net assets resulting from operations	1,220,350	1,624,184
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total amount of distributions
Class A	(1,601,857)	–
Class C	(21,254)	–
Institutional Class	(260,149)	–
Investor Class	(27,338)	–
Net decrease in net assets from distributions	(1,910,598)	–
SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	875,418	842,288
Issued to shareholders in reinvestment of distributions	1,591,552	–
Cost of shares redeemed	(1,860,087)	(3,072,936)
Net increase/(decrease) from share transactions	606,883	(2,230,648)
Class C
Proceeds from sale of shares	17,884	614
Issued to shareholders in reinvestment of distributions	21,254	–
Cost of shares redeemed	(22,797)	–
Net increase from share transactions	16,341	614
Institutional Class
Proceeds from sale of shares	282,451	103,001
Issued to shareholders in reinvestment of distributions	260,149	–
Cost of shares redeemed	(242,872)	(90,992)
Net increase from share transactions	299,728	12,009
Investor Class
Proceeds from sale of shares	53,100	24,500
Issued to shareholders in reinvestment of distributions	27,338	–
Cost of shares redeemed	(20,835)	–
Net increase from share transactions	59,603	24,500
Net increase/(decrease) in net assets	$292,307	$(569,341)
NET ASSETS:
Beginning of period	10,804,241	11,373,582
End of period	$11,096,548	$10,804,241

Annual Report | April 30, 2019	39

Emerald Insights Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2019	Year Ended April 30, 2018
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	83,189	67,803
Distributions reinvested	169,134	–
Redeemed	(147,542)	(249,908)
Net increase/(decrease) in shares outstanding	104,781	(182,105)
Class C
Sold	2,031	49
Distributions reinvested	2,349	–
Redeemed	(1,680)	–
Net increase in shares outstanding	2,700	49
Institutional Class
Sold	19,447	8,256
Distributions reinvested	27,241	–
Redeemed	(21,265)	(7,228)
Net increase in shares outstanding	25,423	1,028
Investor Class
Sold	4,162	1,890
Distributions reinvested	2,921	–
Redeemed	(1,500)	–
Net increase in shares outstanding	5,583	1,890

See Notes to Financial Statements.

40	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2019	Year Ended April 30, 2018
OPERATIONS:
Net investment loss	$(2,526,089)	$(3,180,919)
Net realized gain	39,986,351	59,497,046
Net change in unrealized appreciation/(depreciation)	(104,241,265)	6,208,469
Net increase/(decrease) in net assets resulting from operations	(66,781,003)	62,524,596
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):(a)
Total amount of distributions
Class A	(24,656,256)	(4,810,448)
Class C	(13,297,550)	(2,417,291)
Institutional Class	(37,095,621)	(5,388,614)
Investor Class	(11,056,960)	(1,956,089)
Net decrease in net assets from distributions	(86,106,387)	(14,572,442)
SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	42,099,315	61,794,273
Issued to shareholders in reinvestment of distributions	20,425,832	4,334,289
Cost of shares redeemed	(101,578,106)	(82,932,615)
Net decrease from share transactions	(39,052,959)	(16,804,053)
Class C
Proceeds from sale of shares	8,581,109	11,650,753
Issued to shareholders in reinvestment of distributions	11,494,938	2,128,924
Cost of shares redeemed	(26,316,417)	(17,500,493)
Net decrease from share transactions	(6,240,370)	(3,720,816)
Institutional Class
Proceeds from sale of shares	96,435,931	109,407,696
Issued to shareholders in reinvestment of distributions	24,683,933	3,157,033
Cost of shares redeemed	(115,500,368)	(42,560,350)
Net increase from share transactions	5,619,496	70,004,379
Investor Class
Proceeds from sale of shares	16,871,872	41,406,943
Issued to shareholders in reinvestment of distributions	10,138,517	1,838,759
Cost of shares redeemed	(36,983,304)	(64,240,554)
Net decrease from share transactions	(9,972,915)	(20,994,852)
Net increase/(decrease) in net assets	$(202,534,138)	$76,436,812
NET ASSETS:
Beginning of period	544,199,054	467,762,242
End of period	$341,664,916	$544,199,054

Annual Report | April 30, 2019	41

Emerald Banking and Finance Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2019	Year Ended April 30, 2018
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	975,875	1,390,894
Distributions reinvested	679,954	92,023
Redeemed	(2,733,766)	(1,873,252)
Net decrease in shares outstanding	(1,077,937)	(390,335)
Class C
Sold	233,767	291,776
Distributions reinvested	448,146	50,822
Redeemed	(819,451)	(448,025)
Net decrease in shares outstanding	(137,538)	(105,427)
Institutional Class
Sold	2,318,054	2,429,922
Distributions reinvested	798,833	65,771
Redeemed	(3,002,806)	(943,291)
Net increase in shares outstanding	114,081	1,552,402
Investor Class
Sold	392,263	976,209
Distributions reinvested	356,613	40,807
Redeemed	(1,028,361)	(1,546,423)
Net decrease in shares outstanding	(279,485)	(529,407)

(a)	For the year ended April 30, 2018, total distributions consisted of Net Investment Income of $–, and Net Realized Gains of $14,572,442.

See Notes to Financial Statements.

42	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS A
	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$25.99	$21.83	$17.52	$20.02	$18.11
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.13)	(0.16)	(0.11)	(0.15)	(0.18)
Net realized and unrealized gain/(loss) on investments	2.61	4.32	4.42	(1.88)	3.43
Total from Investment Operations	2.48	4.16	4.31	(2.03)	3.25

LESS DISTRIBUTIONS:
From capital gains	(2.47)	–	–	(0.47)	(1.34)
Total Distributions	(2.47)	–	–	(0.47)	(1.34)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.01	4.16	4.31	(2.50)	1.91
NET ASSET VALUE, END OF PERIOD	$26.00	$25.99	$21.83	$17.52	$20.02

TOTAL RETURN(b)	11.79%	19.06%	24.60%	(10.28)%	18.38%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$188,883	$239,316	$270,389	$323,603	$123,828
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.50)%	(0.64)%	(0.57)%	(0.81)%	(0.93)%
Operating expenses excluding reimbursement/waiver	1.01%	1.03%	1.08%	1.17%	1.29%
Operating expenses including reimbursement/waiver	1.01%	1.03%	1.08%	1.17%	1.29%
PORTFOLIO TURNOVER RATE	64%	66%	54%	45%	68%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

Annual Report | April 30, 2019	43

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS C
	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$22.18	$18.75	$15.14	$17.48	$16.07
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.26)	(0.27)	(0.21)	(0.24)	(0.27)
Net realized and unrealized gain/(loss) on investments	2.14	3.70	3.82	(1.63)	3.02
Total from Investment Operations	1.88	3.43	3.61	(1.87)	2.75

LESS DISTRIBUTIONS:
From capital gains	(2.47)	–	–	(0.47)	(1.34)
Total Distributions	(2.47)	–	–	(0.47)	(1.34)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.59)	3.43	3.61	(2.34)	1.41
NET ASSET VALUE, END OF PERIOD	$21.59	$22.18	$18.75	$15.14	$17.48

TOTAL RETURN(b)	11.08%	18.29%	23.84%	(10.87)%	17.58%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$29,975	$33,197	$34,642	$42,075	$15,427
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.15)%	(1.30)%	(1.22)%	(1.46)%	(1.58)%
Operating expenses excluding reimbursement/waiver	1.66%	1.68%	1.73%	1.81%	1.94%
Operating expenses including reimbursement/waiver	1.66%	1.68%	1.73%	1.81%	1.94%
PORTFOLIO TURNOVER RATE	64%	66%	54%	45%	68%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

44	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$26.94	$22.56	$18.04	$20.54	$18.49
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.05)	(0.09)	(0.05)	(0.10)	(0.12)
Net realized and unrealized gain/(loss) on investments	2.74	4.47	4.57	(1.93)	3.51
Total from Investment Operations	2.69	4.38	4.52	(2.03)	3.39

LESS DISTRIBUTIONS:
From capital gains	(2.47)	–	–	(0.47)	(1.34)
Total Distributions	(2.47)	–	–	(0.47)	(1.34)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.22	4.38	4.52	(2.50)	2.05
NET ASSET VALUE, END OF PERIOD	$27.16	$26.94	$22.56	$18.04	$20.54

TOTAL RETURN	12.17%	19.41%	25.06%	(9.97)%	18.77%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$1,050,538	$839,076	$596,550	$453,190	$174,107
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.18)%	(0.33)%	(0.26)%	(0.51)%	(0.63)%
Operating expenses excluding reimbursement/waiver	0.69%	0.72%	0.77%	0.87%	0.99%
Operating expenses including reimbursement/waiver	0.69%	0.72%	0.77%	0.87%	0.99%
PORTFOLIO TURNOVER RATE	64%	66%	54%	45%	68%

(a)	Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements.

Annual Report | April 30, 2019	45

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	INVESTOR CLASS
	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$25.88	$21.75	$17.46	$19.97	$18.06
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.14)	(0.17)	(0.12)	(0.16)	(0.17)
Net realized and unrealized gain/(loss) on investments	2.61	4.30	4.41	(1.88)	3.42
Total from Investment Operations	2.47	4.13	4.29	(2.04)	3.25

LESS DISTRIBUTIONS:
From capital gains	(2.47)	–	–	(0.47)	(1.34)
Total Distributions	(2.47)	–	–	(0.47)	(1.34)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.00	4.13	4.29	(2.51)	1.91
NET ASSET VALUE, END OF PERIOD	$25.88	$25.88	$21.75	$17.46	$19.97

TOTAL RETURN	11.81%	18.99%	24.57%	(10.36)%	18.44%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$104,403	$107,629	$114,033	$112,526	$23,517
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.53)%	(0.68)%	(0.61)%	(0.84)%	(0.91)%
Operating expenses excluding reimbursement/waiver	1.04%	1.07%	1.12%	1.19%	1.27%
Operating expenses including reimbursement/waiver	1.04%	1.07%	1.12%	1.19%	1.27%
PORTFOLIO TURNOVER RATE	64%	66%	54%	45%	68%

(a)	Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements.

46	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Financial Highlights

For a share outstanding throughout the periods presented

	CLASS A
	Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017		For the Period October 1, 2015 to April 30, 2016(a)		Period Ended September 30, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.45	$16.27		$13.00		$12.70		$14.12
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(c)	(0.02)	(0.06	)(d)	(0.07	)(d)	(0.09)		(0.01)
Net realized and unrealized gain/(loss) on investments	(1.06)	2.13		3.34		0.44		(1.03)
Total from Investment Operations	(1.08)	2.07		3.27		0.35		(1.04)

LESS DISTRIBUTIONS:
From investment income	–	–		–		(0.05)		–
From capital gains	(2.08)	(7.89)		–		–		(0.38)
Total Distributions	(2.08)	(7.89)		–		(0.05)		(0.38)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(3.16)	(5.82)		3.27		0.30		(1.42)
NET ASSET VALUE, END OF PERIOD	$7.29	$10.45		$16.27		$13.00		$12.70

TOTAL RETURN(e)	(7.30)%	12.41%		25.15%		2.77	%(f)	(7.49	)%(f)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$2,664	$3,959		$1,909		$340		$14
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.19)%	(0.42)%		(0.46)%		(1.13	)%(g)	(0.24	)%(g)
Operating expenses excluding reimbursement/waiver	2.89%	2.56%		2.26%		2.69	%(g)	2.16	%(g)
Operating expenses including reimbursement/waiver	1.35%	1.35%		1.35%		1.35	%(g)	1.35	%(g)
PORTFOLIO TURNOVER RATE	101%	71%		66%		31	%(f)	69	%(f)(h)

(a)	Effective March 3, 2015 the Board approved changing the fiscal year-end of the Fund from September 30 to April 30.

(b)	Class A commenced operations on June 30, 2015.

(c)	Per share amounts are based upon average shares outstanding.

(d)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(e)	Total return does not reflect the effect of sales charges.

(f)	Not Annualized.

(g)	Annualized.

(h)	Portfolio turnover rate is calculated at the Fund level and represents the year ended September 30, 2015.

See Notes to Financial Statements.

Annual Report | April 30, 2019	47

Emerald Small Cap Value Fund	Financial Highlights

For a share outstanding throughout the periods presented

	CLASS C
	Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017		For the Period October 1, 2015 to April 30, 2016(a)		Period Ended September 30, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.15	$16.10		$12.94		$12.68		$14.12
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(c)	(0.08)	(0.13	)(d)	(0.13	)(d)	(0.14)		(0.03)
Net realized and unrealized gain/(loss) on investments	(1.03)	2.07		3.29		0.43		(1.03)
Total from Investment Operations	(1.11)	1.94		3.16		0.29		(1.06)

LESS DISTRIBUTIONS:
From investment income	–	–		–		(0.03)		–
From capital gains	(2.08)	(7.89)		–		–		(0.38)
Total Distributions	(2.08)	(7.89)		–		(0.03)		(0.38)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(3.19)	(5.95)		3.16		0.26		(1.44)
NET ASSET VALUE, END OF PERIOD	$6.96	$10.15		$16.10		$12.94		$12.68

TOTAL RETURN(e)	(7.88)%	11.63%		24.42%		2.28	%(f)	(7.63	)%(f)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$38	$108		$211		$566		$14
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.88)%	(0.98)%		(0.93)%		(2.06	)%(g)	(0.89	)%(g)
Operating expenses excluding reimbursement/waiver	3.44%	3.20%		2.70%		3.37	%(g)	2.81	%(g)
Operating expenses including reimbursement/waiver	2.00%	2.00%		2.00%		2.00	%(g)	2.00	%(g)
PORTFOLIO TURNOVER RATE	101%	71%		66%		31	%(f)	69	%(f)(h)

(a)	Effective March 3, 2015 the Board approved changing the fiscal year-end of the Fund from September 30 to April 30.

(b)	Class C commenced operations on June 30, 2015.
(c)	Per share amounts are based upon average shares outstanding.

(d)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(e)	Total return does not reflect the effect of sales charges.

(f)	Not Annualized.

(g)	Annualized.

(h)	Portfolio turnover rate is calculated at the Fund level and represents the year ended September 30, 2015.

See Notes to Financial Statements.

48	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Financial Highlights

For a share outstanding throughout the periods presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	For the Period October 1, 2015 to April 30, 2016(a)		Year Ended September 30, 2015(b)	Year Ended September 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$10.59	$16.35	$13.02	$12.71		$12.76	$12.56
INCOME FROM OPERATIONS:
Net investment income/(loss)(c)	0.01	0.00 (d)	0.02	(0.01)		0.06	0.09
Net realized and unrealized gain/(loss) on investments	(1.06)	2.13	3.31	0.38		0.33	0.76
Total from Investment Operations	(1.05)	2.13	3.33	0.37		0.39	0.85

LESS DISTRIBUTIONS:
From investment income	–	–	–	(0.06)		(0.06)	(0.01)
From capital gains	(2.08)	(7.89)	–	–		(0.38)	(0.64)
Total Distributions	(2.08)	(7.89)	–	(0.06)		(0.44)	(0.65)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(3.13)	(5.76)	3.33	0.31		(0.05)	0.20
NET ASSET VALUE, END OF PERIOD	$7.46	$10.59	$16.35	$13.02		$12.71	$12.76

TOTAL RETURN	(6.90)%	12.76%	25.58%	2.94	%(e)	2.93%	6.64%
SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$874	$3,177	$4,989	$13,691		$16,507	$24,343
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	0.13%	0.02%	0.13%	(0.07	)%(f)	0.45%	0.65%
Operating expenses excluding reimbursement/waiver	2.44%	2.20%	1.56%	1.75	%(f)	1.43%	1.29%
Operating expenses including reimbursement/waiver	1.00%	1.00%	1.00%	1.00	%(f)	1.00%	1.00%
PORTFOLIO TURNOVER RATE	101%	71%	66%	31	%(e)	69%	49%

(a)	Effective March 3, 2015 the Board approved changing the fiscal year-end of the Fund from September 30 to April 30.

(b)	Prior to its June 26, 2015 reorganization with and into the Emerald Small Cap Value Fund, the Fund was known as the Elessar Small Cap Value Fund.

(c)	Per share amounts are based upon average shares outstanding.

(d)	Less than $0.005 per share.

(e)	Not Annualized.

(f)	Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2019	49

Emerald Small Cap Value Fund	Financial Highlights

For a share outstanding throughout the periods presented

	INVESTOR CLASS
	Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017		For the Period October 1, 2015 to April 30, 2016(a)		Year Ended September 30, 2015(b)	Year Ended September 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$10.46	$16.26		$12.98		$12.68		$12.73	$12.54
INCOME FROM OPERATIONS:
Net investment income/(loss)(c)	(0.01)	(0.04	)(d)	(0.02	)(d)	(0.02)		0.03	0.07
Net realized and unrealized gain/(loss) on investments	(1.04)	2.13		3.30		0.37		0.35	0.76
Total from Investment Operations	(1.05)	2.09		3.28		0.35		0.38	0.83

LESS DISTRIBUTIONS:
From investment income	–	–		–		(0.05)		(0.05)	–
From capital gains	(2.08)	(7.89)		–		–		(0.38)	(0.64)
Total Distributions	(2.08)	(7.89)		–		(0.05)		(0.43)	(0.64)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(3.13)	(5.80)		3.28		0.30		(0.05)	0.19
NET ASSET VALUE, END OF PERIOD	$7.33	$10.46		$16.26		$12.98		$12.68	$12.73

TOTAL RETURN	(6.99)%	12.54%		25.27%		2.80	%(e)	2.82%	6.46%
SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$509	$556		$614		$1,946		$399	$474
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.10)%	(0.25)%		(0.11)%		(0.25	)%(f)	0.22%	0.52%
Operating expenses excluding reimbursement/waiver	2.83%	2.44%		1.83%		2.14	%(f)	1.67%	1.56%
Operating expenses including reimbursement/waiver	1.25%	1.25%		1.25%		1.25	%(f)	1.25%	1.25%
PORTFOLIO TURNOVER RATE	101%	71%		66%		31	%(e)	69%	49%

(a)	Effective March 3, 2015 the Board approved changing the fiscal year-end of the Fund from September 30 to April 30.

(b)	Prior to its June 26, 2015 reorganization with and into the Emerald Small Cap Value Fund, the Fund was known as the Elessar Small Cap Value Fund.

(c)	Per share amounts are based upon average shares outstanding.

(d)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(e)	Not Annualized.

(f)	Annualized.

See Notes to Financial Statements.

50	www.emeraldmutualfunds.com

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the periods presented

	CLASS A
	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	For the Period August 1, 2014 (Inception) to April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$13.09	$11.33	$9.69	$10.98	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.09)	(0.07)	(0.06)	(0.05)	(0.05)
Net realized and unrealized gain/(loss) on investments	1.04	1.83	1.70	(1.24)	1.03
Total from Investment Operations	0.95	1.76	1.64	(1.29)	0.98

LESS DISTRIBUTIONS:
From capital gains	(2.53)	–	–	–	–
Total Distributions	(2.53)	–	–	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.58)	1.76	1.64	(1.29)	0.98
NET ASSET VALUE, END OF PERIOD	$11.51	$13.09	$11.33	$9.69	$10.98

TOTAL RETURN(b)	11.53%	15.53%	16.92%	(11.75%)	9.80	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$9,397	$9,321	$10,127	$11,388	$6,493
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.71%)	(0.58%)	(0.57%)	(0.54%)	(0.66	%)(d)
Operating expenses excluding reimbursement/waiver	2.18%	2.10%	2.10%	2.01%	2.57	%(d)(e)
Operating expenses including reimbursement/waiver	1.35%	1.35%	1.35%	1.35%	1.35	%(d)(e)
PORTFOLIO TURNOVER RATE	63%	138%	75%	99%	88	%(c)

(a)	Per share amounts are based upon average shares outstanding.

(b)	Total return does not reflect the effect of sales charges.

(c)	Not Annualized.

(d)	Annualized.

(e)	Expense ratios before reductions for startup costs may not be representative of longer term operating periods.

See Notes to Financial Statements.

Annual Report | April 30, 2019	51

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the periods presented

	CLASS C
	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	For the Period August 1, 2014 (Inception) to April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$12.75	$11.11	$9.56	$10.92	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.16)	(0.15)	(0.13)	(0.11)	(0.10)
Net realized and unrealized gain/(loss) on investments	0.98	1.79	1.68	(1.25)	1.02
Total from Investment Operations	0.82	1.64	1.55	(1.36)	0.92

LESS DISTRIBUTIONS:
From capital gains	(2.53)	–	–	–	–
Total Distributions	(2.53)	–	–	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.71)	1.64	1.55	(1.36)	0.92
NET ASSET VALUE, END OF PERIOD	$11.04	$12.75	$11.11	$9.56	$10.92

TOTAL RETURN(b)	10.75%	14.76%	16.21%	(12.45%)	9.20	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$141	$129	$112	$101	$27
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.36%)	(1.24%)	(1.22%)	(1.17%)	(1.34	%)(d)
Operating expenses excluding reimbursement/waiver	2.84%	2.75%	2.76%	2.70%	7.25	%(d)(e)
Operating expenses including reimbursement/waiver	2.00%	2.00%	2.00%	2.00%	2.00	%(d)(e)
PORTFOLIO TURNOVER RATE	63%	138%	75%	99%	88	%(c)

(a)	Per share amounts are based upon average shares outstanding.

(b)	Total return does not reflect the effect of sales charges.

(c)	Not Annualized.

(d)	Annualized.

(e)	Expense ratios before reductions for startup costs may not be representative of longer term operating periods.

See Notes to Financial Statements.

52	www.emeraldmutualfunds.com

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the periods presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016		For the Period August 1, 2014 (Inception) to April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$13.22	$11.41	$9.73	$10.99		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.05)	(0.04)	(0.03)	(0.00	)(b)	(0.03)
Net realized and unrealized gain/(loss) on investments	1.05	1.85	1.71	(1.26)		1.02
Total from Investment Operations	1.00	1.81	1.68	(1.26)		0.99

LESS DISTRIBUTIONS:
From capital gains	(2.53)	–	–	–		–
Total Distributions	(2.53)	–	–	–		–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.53)	1.81	1.68	(1.26)		0.99
NET ASSET VALUE, END OF PERIOD	$11.69	$13.22	$11.41	$9.73		$10.99

TOTAL RETURN	11.81%	15.86%	17.27%	(11.46%)		9.90	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$1,383	$1,228	$1,048	$1,729		$279
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.41%)	(0.29%)	(0.28%)	(0.05%)		(0.34	%)(d)
Operating expenses excluding reimbursement/waiver	1.87%	1.77%	1.78%	1.90%		4.66	%(d)(e)
Operating expenses including reimbursement/waiver	1.05%	1.05%	1.05%	1.05%		1.05	%(d)(e)
PORTFOLIO TURNOVER RATE	63%	138%	75%	99%		88	%(c)

(a)	Per share amounts are based upon average shares outstanding.

(b)	Less than $0.005 per share.

(c)	Not Annualized.

(d)	Annualized.

(e)	Expense ratios before reductions for startup costs may not be representative of longer term operating periods.

See Notes to Financial Statements.

Annual Report | April 30, 2019	53

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the periods presented

	INVESTOR CLASS
	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	For the Period August 1, 2014 (Inception) to April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$13.05	$11.29	$9.67	$10.96	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.10)	(0.08)	(0.07)	(0.08)	(0.05)
Net realized and unrealized gain/(loss) on investments	1.03	1.84	1.69	(1.21)	1.01
Total from Investment Operations	0.93	1.76	1.62	(1.29)	0.96

LESS DISTRIBUTIONS:
From capital gains	(2.53)	–	–	–	–
Total Distributions	(2.53)	–	–	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.60)	1.76	1.62	(1.29)	0.96
NET ASSET VALUE, END OF PERIOD	$11.45	$13.05	$11.29	$9.67	$10.96

TOTAL RETURN	11.41%	15.59%	16.75%	(11.77%)	9.60	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$174	$126	$88	$86	$448
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.77%)	(0.65%)	(0.63%)	(0.72%)	(0.67	%)(c)
Operating expenses excluding reimbursement/waiver	2.08%	2.07%	2.09%	1.91%	2.96	%(c)(d)
Operating expenses including reimbursement/waiver	1.40%	1.40%	1.40%	1.40%	1.40	%(c)(d)
PORTFOLIO TURNOVER RATE	63%	138%	75%	99%	88	%(b)

(a)	Per share amounts are based upon average shares outstanding.

(b)	Not Annualized.

(c)	Annualized.

(d)	Expense ratios before reductions for startup costs may not be representative of longer term operating periods.

See Notes to Financial Statements.

54	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS A
	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$46.01	$41.61	$31.27	$28.85	$26.11
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.24)	(0.29)	(0.17)	(0.06)	(0.16)
Net realized and unrealized gain/(loss) on investments	(5.35)	5.98	10.51	2.48	2.90
Total from Investment Operations	(5.59)	5.69	10.34	2.42	2.74

LESS DISTRIBUTIONS:
From capital gains	(7.71)	(1.29)	–	–	–
Total Distributions	(7.71)	(1.29)	–	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(13.30)	4.40	10.34	2.42	2.74
NET ASSET VALUE, END OF PERIOD	$32.71	$46.01	$41.61	$31.27	$28.85

TOTAL RETURN(b)	(10.65)%	13.59%	33.07%	8.39%	10.49%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$87,267	$172,338	$172,106	$110,601	$48,575
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.58)%	(0.65)%	(0.46)%	(0.21)%	(0.58)%
Operating expenses excluding reimbursement/waiver	1.42%	1.41%	1.43%	1.48%	1.60%
Operating expenses including reimbursement/waiver	1.42%	1.41%	1.43%	1.48%	1.60%
PORTFOLIO TURNOVER RATE	55%	62%	36%	30%	33%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

Annual Report | April 30, 2019	55

Emerald Banking and Finance Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS C
	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$40.83	$37.29	$28.20	$26.19	$23.86
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.44)	(0.51)	(0.36)	(0.24)	(0.30)
Net realized and unrealized gain/(loss) on investments	(4.81)	5.34	9.45	2.25	2.63
Total from Investment Operations	(5.25)	4.83	9.09	2.01	2.33

LESS DISTRIBUTIONS:
From capital gains	(7.71)	(1.29)	–	–	–
Total Distributions	(7.71)	(1.29)	–	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(12.96)	3.54	9.09	2.01	2.33
NET ASSET VALUE, END OF PERIOD	$27.87	$40.83	$37.29	$28.20	$26.19

TOTAL RETURN(b)	(11.21)%	12.85%	32.23%	7.67%	9.77%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$50,079	$78,988	$76,072	$52,366	$31,862
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.23)%	(1.30)%	(1.11)%	(0.87)%	(1.23)%
Operating expenses excluding reimbursement/waiver	2.07%	2.06%	2.08%	2.13%	2.25%
Operating expenses including reimbursement/waiver	2.07%	2.06%	2.08%	2.13%	2.25%
PORTFOLIO TURNOVER RATE	55%	62%	36%	30%	33%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

56	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Financial Highlights

For a share outstanding throughout the years presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$46.95	$42.30	$31.69	$29.15	$26.29
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.09)	(0.15)	(0.05)	0.03	(0.07)
Net realized and unrealized gain/(loss) on investments	(5.45)	6.09	10.66	2.51	2.93
Total from Investment Operations	(5.54)	5.94	10.61	2.54	2.86

LESS DISTRIBUTIONS:
From capital gains	(7.71)	(1.29)	–	–	–
Total Distributions	(7.71)	(1.29)	–	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(13.25)	4.65	10.61	2.54	2.86
NET ASSET VALUE, END OF PERIOD	$33.70	$46.95	$42.30	$31.69	$29.15

TOTAL RETURN	(10.30)%	13.97%	33.48%	8.71%	10.88%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$162,910	$221,638	$134,027	$61,654	$23,730
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.23)%	(0.34)%	(0.14)%	0.11%	(0.25)%
Operating expenses excluding reimbursement/waiver	1.06%	1.09%	1.11%	1.15%	1.27%
Operating expenses including reimbursement/waiver	1.06%	1.09%	1.11%	1.15%	1.27%
PORTFOLIO TURNOVER RATE	55%	62%	36%	30%	33%

(a)	Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements.

Annual Report | April 30, 2019	57

Emerald Banking and Finance Fund	Financial Highlights

For a share outstanding throughout the years presented

	INVESTOR CLASS
	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$44.05	$39.86	$29.95	$27.64	$25.01
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.23)	(0.25)	(0.16)	(0.07)	(0.15)
Net realized and unrealized gain/(loss) on investments	(5.15)	5.73	10.07	2.38	2.78
Total from Investment Operations	(5.38)	5.48	9.91	2.31	2.63

LESS DISTRIBUTIONS:
From capital gains	(7.71)	(1.29)	–	–	–
Total Distributions	(7.71)	(1.29)	–	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(13.09)	4.19	9.91	2.31	2.63
NET ASSET VALUE, END OF PERIOD	$30.96	$44.05	$39.86	$29.95	$27.64

TOTAL RETURN	(10.64)%	13.67%	33.09%	8.36%	10.52%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$41,410	$71,236	$85,557	$80,404	$27,440
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.60)%	(0.60)%	(0.46)%	(0.23)%	(0.56)%
Operating expenses excluding reimbursement/waiver	1.43%	1.37%	1.43%	1.48%	1.58%
Operating expenses including reimbursement/waiver	1.43%	1.37%	1.43%	1.48%	1.58%
PORTFOLIO TURNOVER RATE	55%	62%	36%	30%	33%

(a)	Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements.

58	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements

April 30, 2019

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Emerald Growth Fund, Emerald Small Cap Value Fund, Emerald Insights Fund, and Emerald Banking and Finance Fund (each a “Fund” and collectively, the “Funds”). The Emerald Small Cap Value Fund is a successor to a previously operational fund which was a series of Elessar Funds Investment Trust, a Delaware statutory trust, and was organized into a series of the Trust effective as of the close of business on June 26, 2015. Effective March 3, 2015, the Board approved changing the fiscal year end of the Emerald Small Cap Value Fund from September 30 to April 30.

The Emerald Growth Fund and Emerald Insights Fund seek to achieve long-term growth through capital appreciation. The Emerald Small Cap Value Fund seeks long-term capital appreciation. The Emerald Banking and Finance Fund seeks to achieve long term growth through capital appreciation with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally, 4:00 p.m. Eastern Time, on each business day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

Equity securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

When such prices or quotations are not available, or when Emerald Mutual Fund Advisers Trust, (the “Adviser”), believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

Annual Report | April 30, 2019	59

Emerald Funds	Notes to Financial Statements

April 30, 2019

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Funds as of April 30, 2019:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Growth Fund
Common Stocks(a)	$1,352,276,918	$–	$–	$1,352,276,918
Short Term Investments	24,179,170	–	–	24,179,170
TOTAL	$1,376,456,088	$–	$–	$1,376,456,088

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Small Cap Value Fund
Common Stocks(a)	$4,051,841	$–	$–	$4,051,841
Short Term Investments	48,608	–	–	48,608
TOTAL	$4,100,449	$–	$–	$4,100,449

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Insights Fund
Common Stocks(a)	$10,904,531	$–	$–	$10,904,531
Short Term Investments	212,495	–	–	212,495
TOTAL	$11,117,026	$–	$–	$11,117,026

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Banking and Finance Fund
Common Stocks
Banks	$–	$575,761	$–	$575,761
Banks: Diversified	237,046,967	13,640,361	–	250,687,328
Banks: Savings, Thrift & Mortgage Lending	31,784,332	2,057,500	–	33,841,832
Other(a)	55,076,349	–	–	55,076,349
Short Term Investments	2,048,281	–	–	2,048,281
TOTAL	$325,955,929	$16,273,622	$–	$342,229,551

(a)	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

For the year ended April 30, 2019, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

60	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements

April 30, 2019

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs generally will not be eligible for treatment as qualified dividend income. As the final character of the distributions is not known until reported by the REITs on their 1099s, the Funds utilize an average of the prior year’s reallocation information as an estimate for the current year character of distributions.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees) and shareholder servicing fees, are charged directly to that Fund or share class. All expenses of a Fund, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Expenses that are common to the Funds generally are allocated among the Funds in proportion to their average daily net assets.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that the Funds will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2019, permanent differences on book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to treatment of book/tax distribution differences and net operating losses. These reclassifications were as follows:

	Distributable earnings	Paid-in Capital
Emerald Growth Fund	$4,062,334	$(4,062,334)
Emerald Small Cap Value Fund	10,424	(10,424)
Emerald Insights Fund	20,616	(20,616)
Emerald Banking and Finance Fund	3,115,881	(3,115,881)

Included in those amounts reclassified was a net operating loss offset to Paid-in capital for the Emerald Growth Fund, the Emerald Small Cap Value Fund, and the Emerald Banking and Finance Fund in the amount of $4,062,334, $9,674, and $3,115,881, respectively.

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Emerald Funds	Notes to Financial Statements

April 30, 2019

Tax Basis of Investments: As of April 30, 2019, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
Emerald Growth Fund	$444,542,362	$(67,839,128)	$376,703,234	$999,752,854
Emerald Small Cap Value Fund	692,722	(165,484)	527,238	3,573,211
Emerald Insights Fund	2,353,502	(265,017)	2,088,485	9,028,541
Emerald Banking and Finance Fund	58,922,972	(18,084,580)	40,838,392	301,391,159

Components of Distributable Earnings: As of April 30, 2019, components of distributable earnings were as follows:

	Emerald Growth Fund	Emerald Small Cap Value Fund	Emerald Insights Fund	Emerald Banking and Finance Fund
Accumulated capital gains/(losses)	18,434,197	(386,369)	(228,049)	(8,733,399)
Net unrealized appreciation on investments	376,703,234	527,238	2,088,485	40,838,392
Other cumulative effect of timing differences	(1,084,613)	(3,100)	(26,823)	(687,268)
Total	$394,052,818	$137,769	$1,833,613	$31,417,725

The Emerald Small Cap Value Fund, Emerald Insights Fund, and Emerald Banking and Finance Fund elected to defer to the period ending April 30, 2020, capital losses recognized during the period November 1, 2018 to April 30, 2019 in the amount of $386,369, $228,049, and $8,733,399, respectively.

Ordinary Losses: As of April 30, 2019, the Emerald Growth Fund, Emerald Small Cap Value Fund, Emerald Insights Fund, and Emerald Banking and Finance Fund elected to defer to the period ending April 30, 2020, late year ordinary losses in the amount of $1,084,613, $3,100, $26,823 and $687,268, respectively.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

The tax characters of distributions paid by the Funds for the fiscal year ended April 30, 2019 were as follows:

	Ordinary Income	Long-Term Capital Gain
Emerald Growth Fund	$–	$116,684,237
Emerald Small Cap Value Fund	–	1,226,932
Emerald Insights Fund	170,539	1,740,059
Emerald Banking and Finance Fund	–	86,106,387

The tax characters of distributions paid by the Funds for the fiscal year ended April 30, 2018 were as follows:

	Ordinary Income	Long-Term Capital Gain
Emerald Growth Fund	$–	$–
Emerald Small Cap Value Fund	506,928	2,912,564
Emerald Insights Fund	–	–
Emerald Banking and Finance Fund	–	14,572,442

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Emerald Funds	Notes to Financial Statements

April 30, 2019

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the year ended April 30, 2019 was as follows:

Funds	Cost of Investments Purchased	Proceeds from Investments Sold
Emerald Growth Fund	$817,528,762	$814,526,996
Emerald Small Cap Value Fund	6,389,371	9,016,092
Emerald Insights Fund	6,737,057	7,707,643
Emerald Banking and Finance Fund	258,808,486	395,883,078

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares) or make contributions to the Trust or its creditors solely by reason of the purchaser’s ownership of the shares. Shares have no pre-emptive rights.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Funds pay the Adviser fees for the services and facilities it provides payable on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets. The management fee is paid on a monthly basis.

Emerald Growth Fund
Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Emerald Small Cap Value Fund
Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Emerald Insights Fund
Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Emerald Banking and Finance Fund
Average Total Net Assets	Contractual Fee
Up to and including $100M	1.00%
Over $100M	0.90%

Annual Report | April 30, 2019	63

Emerald Funds	Notes to Financial Statements

April 30, 2019

The Adviser has contractually agreed to limit each Fund’s total annual operating expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) set forth to the annual shares (as percentages of a Fund’s average daily net assets) in the following table for Class A, Class C, Institutional Class, and Investor Class shares. This agreement (the “Expense Agreement”) is in effect from September 1, 2018 through August 31, 2019. The prior Expense Agreement was in effect from September 1, 2017 through August 31, 2018. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the expense agreement to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of the waiver or reimbursement. Notwithstanding the foregoing, the Funds will not be obligated to pay any such fees and expenses more than three years after the date of the waiver or reimbursement. The Adviser may not discontinue this waiver, prior to August 31, 2019, without the approval by the Fund’s Board. Fees waived/reimbursed by the Adviser for the year ended April 30, 2019 are disclosed in the Statements of Operations.

Emerald Growth Fund
Class A	Class C	Institutional Class	Investor Class
1.29%	1.94%	0.99%	1.34%

Emerald Small Cap Value Fund
Class A	Class C	Institutional Class	Investor Class
1.35%	2.00%	1.00%	1.25%

Emerald Insights Fund
Class A	Class C	Institutional Class	Investor Class
1.35%	2.00%	1.05%	1.40%

Emerald Banking and Finance Fund
Class A	Class C	Institutional Class	Investor Class
1.84%	2.49%	1.54%	1.89%

For the year ended April 30, 2019, the fee waivers/reimbursements and recoupments of past waived fees were as follows:

Fund	Fees Waived/ Reimbursed By Adviser	Recoupment of Past Waived Fees By Adviser
Emerald Growth Fund
Class A	$–	$–
Class C	–	–
Institutional Class	–	–
Investor Class	–	–
Emerald Small Cap Value Fund
Class A	$63,581	$–
Class C	936	–
Institutional Class	27,060	–
Investor Class	8,872	–
Emerald Insights Fund
Class A	$77,413	$–
Class C	1,019	–
Institutional Class	11,141	–
Investor Class	1,004	–
Emerald Banking and Finance Fund
Class A	$–	$–
Class C	–	–
Institutional Class	–	–
Investor Class	–	–

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Emerald Funds	Notes to Financial Statements

April 30, 2019

As of April 30, 2019, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2020	Expires 2021	Expires 2022	Total
Emerald Growth Fund
Class A	$–	$–	$–	$–
Class C	–	–	–	–
Institutional Class	–	–	–	–
Investor Class	–	–	–	–
Emerald Small Cap Value Fund
Class A	$6,552	$32,984	$63,581	$103,117
Class C	4,441	1,410	936	6,787
Institutional Class	67,420	53,258	27,060	147,738
Investor Class	8,254	7,303	8,872	24,429
Emerald Insights Fund
Class A	$80,509	$72,407	$77,413	$230,329
Class C	793	908	1,019	2,720
Institutional Class	9,736	8,238	11,141	29,115
Investor Class	615	693	1,004	2,312
Emerald Banking and Finance Fund
Class A	$–	$–	$–	$–
Class C	–	–	–	–
Institutional Class	–	–	–	–
Investor Class	–	–	–	–

Fund Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assist in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2019 are disclosed in the Statements of Operations.

The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2019 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the year ended April 30, 2019 are disclosed in the Statements of Operations.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Funds for the year ended April 30, 2019 are disclosed in the Statements of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Each Fund has adopted a separate Distribution and Services Plan (each a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 of the 1940 Act. The Plans allow each Fund, as applicable, to use each Fund’s assets to pay fees in connection with the distribution and marketing of the Funds’ shares and/or the provision of shareholder services to the Funds’ shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include other affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plans permit each Fund to make total payments at an annual rate of up to 0.35%, 0.75% and 0.25% of the average daily net asset value of Class A, Class C and Investor Class, respectively. Because these fees are paid

Annual Report | April 30, 2019	65

Emerald Funds	Notes to Financial Statements

April 30, 2019

out of the Funds’ assets on an ongoing basis, over time they will increase the cost of an investment in the Funds, and Plan fees may cost an investor more than other types of sales charges.

Each Fund, except the Emerald Small Cap Value Fund, has adopted a Shareholder Services Plan (a “Shareholder Services Plan”) with respect to its Class C, Institutional Class and Investor Class shares. Under the Shareholder Services Plan, a Fund is authorized to compensate certain financial intermediaries, including broker-dealers and Fund affiliates which may include the Distributor, Adviser and/or the transfer agent (the “Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25%, 0.05% and 0.15% of the average daily net asset value of Class C, Institutional Class and Investor Class, respectively, of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with such Participating Organizations (the “Agreement”). Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Fees recaptured pursuant to the Shareholder Services Plan for the year ended April 30, 2019 are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

The Emerald Small Cap Value Fund has adopted a Shareholder Services Plan (the “Plan”) with respect to its Class C shares. Under the Plan, the Fund is authorized to pay banks and its affiliates and other institutions, including broker-dealers and Fund affiliates which may include the Distributor, Adviser and/or the transfer agent (“Class C Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of Class C shares of the Fund attributable to or held in the name of the Participating Organizations for its clients as compensation for providing shareholder service activities, which do not include distribution services pursuant to an agreement with Participating Organizations. Any amount of such payment not paid to the Participating Organizations during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Plan fees are included with distribution and service fees in the Statements of Operations. Fees recaptured pursuant to the Plan for the year ended April 30, 2019 are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

Trustees

The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations.

7.  INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8.  NEW ACCOUNTING PRONOUNCEMENTS

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to US GAAP for investment companies. Effective November 4, 2018, the Funds adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Funds’ adoption of those amendments, effective with the financial statements prepared as of April 30, 2019, had no effect on the Funds’ net assets or results of operations.

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The Funds early adopted effective with the financial statements prepared as of April 30, 2019, and they had no effect on the Funds’ net assets or results of operations.

9.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

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Emerald Funds	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Emerald Growth Fund, Emerald Small Cap Value Fund, Emerald Insights Fund, and Emerald Banking and Finance Fund (the “Funds”), four of the funds constituting the Financial Investors Trust, as of April 30, 2019; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Emerald Growth Fund and Emerald Banking and Finance Fund; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for Emerald Small Cap Value Fund and Emerald Insights Fund; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting Financial Investors Trust as of April 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Financial Investors Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Emerald Small Cap Value Fund	For the year ended April 30, 2019	For the years ended April 30, 2019 and 2018	For the years ended April 30, 2019, 2018, 2017, the period from October 1, 2015 through April 30, 2016, and the years ended September 30, 2015 and 2014*
Emerald Insights Fund	For the year ended April 30, 2019	For the years ended April 30, 2019 and 2018	For the years ended April 30, 2019, 2018, 2017, 2016, and the period from August 1, 2014 (inception) through April 30, 2015

*	The financial highlights for the Emerald Small Cap Value Fund for the year ended September 30, 2014 were audited by other auditors whose report, dated November 24, 2014, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado
June 25, 2019

We have served as the auditor of one or more investment companies advised by Emerald Mutual Fund Advisers Trust since 2012.

Annual Report | April 30, 2019	67

Emerald Funds	Disclosure Regarding Approval of Fund Advisory Agreement

April 30, 2019 (Unaudited)

On March 12, 2019, the Trustees met in person to discuss, among other things, the approval of the Investment Advisory Agreement between Emerald Mutual Fund Advisers Trust (“Emerald”) and the Trust, with respect to the Emerald Banking and Finance Fund, the Emerald Growth Fund, the Emerald Insights Fund, and the Emerald Small Cap Value Fund (together, the “Emerald Funds”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Investment Advisory Agreement between Emerald and the Trust, on behalf of the Emerald Funds, dated October 1, 2018 (the “Emerald Investment Advisory Agreement”), the Trustees, including the Independent Trustees, considered the following factors with respect to the Emerald Funds:

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the Emerald Funds under the Emerald Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Emerald in its presentation, including its Form ADV.

The Trustees reviewed and considered Emerald’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Emerald and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by Emerald, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Emerald Funds.

The Trustees considered the background and experience of Emerald’s management in connection with the Emerald Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Emerald Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Emerald’s insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees reviewed performance information for each of the Emerald Funds for the 3-month, 1-year, 3-year, 5-year, and 10-year periods ended December 31, 2018 as applicable. That review included a comparison of each Fund’s performance to the performance of a universe of comparable funds provided by an independent provider of investment company data (the “Data Provider”). With regard to the Emerald Banking and Finance Fund, the Trustees noted that the performance of each of the share classes was below the Data Provider universe median for the available time periods. With regard to the Emerald Growth Fund, the Trustees noted that the performance of each of the share classes was below the Data Provider universe median for the 3-month, 1-year, and 3-year time periods and above the Data Provider universe median for the 5-year and 10-year time periods, as applicable. With regard to the Emerald Banking and Financing Fund, the Trustees noted that the performance of each of the share classes was below the Data Provider universe median for the 3-month, 1-year, and 10-year time periods as applicable, generally the same as the Data Provider universe median for the 3-year period, and above the Data Provider universe median for the 5-year period. With regard to the Emerald Small Cap Value Fund, the Trustees noted that the performance of each of the share classes was below the Data Provider universe median for the 3-month, 1-year, and 3-year periods and above the Data Provider universe median for the 5-year period as applicable.

The Trustees also considered Emerald’s discussion of each Emerald Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as Emerald’s performance and reputation generally and its investment techniques, risk management controls, and decision-making processes.

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the Emerald Funds, to Emerald of 1.00% of the Emerald Banking and Finance Fund’s daily average net assets up to and including $100 million and 0.90% in excess of $100 million and, for each of the other Emerald Funds, 0.75% of the daily average net assets up to and including $250 million, 0.65% in excess of $250 million and up to and including $500 million, 0.55% in excess of $500 million and up to and including $750 million, and 0.45% in excess of $750 million, in light of the extent and quality of the advisory services provided by Emerald to the Emerald Funds.

The Board received and considered information including a comparison of each of the Emerald Fund’s contractual advisory fees with those of funds in the expense peer group and universe of comparable funds provided by the Data Provider. With regard to the Emerald Growth Fund and the Emerald Small Cap Value Fund, the Trustees noted that the contractual advisory fee rate, for each share class of each Fund, was below the Data Provider peer group and universe medians. With regard to the Emerald Banking and Finance Fund, the Trustees noted that the contractual advisory fee rate, for each share class, was above the Data Provider peer group and universe medians. With regard to the Emerald Insights Fund, the Trustees noted that the contractual advisory fee rate, for each share class, was generally the same as the Data Provider peer group and universe medians.

Total Expense Ratios: The Trustees further reviewed and considered the total expense ratios (net of waivers) of 1.41% for Class A, 2.06% for Class C, 1.09% for Institutional Class, and 1.37% for Investor Class of the Emerald Banking and Finance Fund; 1.03% for Class A, 1.68% for Class C, 0.72% for Institutional Class, and 1.07% for Investor Class of the Emerald Growth Fund; 1.35% for Class A, 2.00% for Class C, 1.05% for Institutional

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Emerald Funds	Disclosure Regarding Approval of Fund Advisory Agreement

April 30, 2019 (Unaudited)

Class, and 1.40% for Investor Class of the Emerald Insights Fund; and 1.35% for Class A, 2.00% for Class C, 1.00% for Institutional Class, and 1.25% for Investor Class of the Emerald Small Cap Value Fund.

With regard to the Emerald Growth Fund, the Trustees noted that the total expense ratio (net of waivers), for each share class, was below the Data Provider peer group and universe medians. With regard to the Emerald Banking and Finance Fund, the Trustees noted that the total expense ratio (net of waivers), for Class A and Institutional Class, were above the Data Provider peer group and universe medians, and for Class C and Investor Class, were the same as the Data Provider peer group and universe medians. With regard to Emerald Small Cap Value Fund, the Trustees noted that the total expense ratio (net of waivers), for Class A, was above the Data Provider peer group and universe medians, and for Class C, Institutional Class, and Investor Class, was generally below the Data Provider peer group and universe medians. With regard to the Emerald Insights Fund, the Trustees noted that the total expense ratio (net of waivers), for each share class, was above the Data Provider universe median, for Class A, Class C, and Institutional Class, was below the Data Provider peer group median, and for Investor Class, was above the Data Provider peer group median.

Comparable Accounts: The Trustees noted certain information provided by Emerald regarding fees charged to its other clients utilizing a strategy similar to that employed by the Emerald Funds.

Profitability: The Trustees received and considered a retrospective and projected profitability analysis prepared by Emerald based on the fees payable under the Emerald Investment Advisory Agreement with respect to each Emerald Fund. The Trustees considered the profits, if any, anticipated to be realized by Emerald in connection with the operation of each Emerald Fund. The Board then reviewed Emerald’s audited financial statements for the years ended September 30, 2018 and 2017 in order to analyze the financial condition and stability and profitability of Emerald.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Emerald Funds are or will be passed along to the shareholders under the proposed agreements, and noted breakpoints in the advisory fee schedule.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Emerald from its relationship with the Emerald Funds, including whether soft dollar arrangements were used.

In renewing Emerald as the Emerald Funds’ investment adviser and renewing the Emerald Investment Advisory Agreement and the fees charged under the Emerald Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Emerald Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	The nature, extent, and quality of services rendered by Emerald under the Emerald Investment Advisory Agreement with respect to the Emerald Funds was adequate;

●	With regard to the Emerald Banking and Finance Fund, the performance of each of the share classes was below the Data Provider universe median for the available time periods. With regard to the Emerald Growth Fund, the performance of each of the share classes was below the Data Provider universe median for the 3-month, 1-year, and 3-year time periods and above the Data Provider universe median for the 5-year and 10-year time periods, as applicable. With regard to the Emerald Banking and Financing Fund, the performance of each of the share classes was below the Data Provider universe median for the 3-month, 1-year, and 10-year time periods as applicable, generally the same as the Data Provider universe median for the 3-year period, and above the Data Provider universe median for the 5-year period. With regard to the Emerald Small Cap Value Fund, the performance of each of the share classes was below the Data Provider universe median for the 3-month, 1-year, and 3-year periods and above the Data Provider universe median for the 5-year period as applicable;

●	With regard to the Emerald Growth Fund and the Emerald Small Cap Value Fund, the contractual advisory fee rate, for each share class of each Fund, was below the Data Provider peer group and universe medians. With regard to the Emerald Banking and Finance Fund, the contractual advisory fee rate, for each share class, was above the Data Provider peer group and universe medians. With regard to the Emerald Insights Fund, the contractual advisory fee rate, for each share class, was generally the same as the Data Provider peer group and universe medians;

●	With regard to the Emerald Growth Fund, the total expense ratio (net of waivers), for each share class, was below the Data Provider peer group and universe medians. With regard to the Emerald Banking and Finance Fund, the total expense ratio (net of waivers), for Class A and Institutional Class, were above the Data Provider peer group and universe median, and for Class C and Investor Class, were the same as the Data Provider peer group and universe medians. With regard to Emerald Small Cap Value Fund, the total expense ratio (net of

Annual Report | April 30, 2019	69

Emerald Funds	Disclosure Regarding Approval of Fund Advisory Agreement

April 30, 2019 (Unaudited)

waivers), for Class A, was above the Data Provider peer group and universe medians, and for Class C, Institutional Class, and Investor Class, was generally below the Data Provider peer group and universe medians. With regard to the Emerald Insights Fund, the total expense ratio (net of waivers), for each share class, was above the Data Provider universe medians, for Class A, Class C, and Institutional Class, was below the Data Provider peer group median, and for Investor Class, was above the Data Provider peer group median.

●	Bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Emerald’s other clients employing a comparable strategy to one or more of the Emerald Funds were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Funds;

●	The profit, if any, realized by Emerald in connection with the operation of the Emerald Funds is not unreasonable to the Funds; and

●	There were no material economies of scale or other incidental benefits accruing to Emerald in connection with its relationship with the Emerald Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Emerald’s compensation for investment advisory services is consistent with the best interests of the Emerald Funds and their shareholders.

70	www.emeraldmutualfunds.com

Emerald Funds	Additional Information

April 30, 2019 (Unaudited)

1.  FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year within 60 days after the end of the period. Copies of the Funds’ previously filed Form NQs are available without charge on the SEC website at http://www.sec.gov.

2.  FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Each Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (855) 828-9909 and (2) on the SEC’s website at http://www.sec.gov.

3.  TAX INFORMATION (UNAUDITED)

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2018:

	QDI	DRD
Emerald Banking and Finance Fund	N/A	N/A
Emerald Growth Fund	N/A	N/A
Emerald Insights Fund	35.92%	36.18%
Emerald Small-Cap Value Fund	N/A	N/A

In early 2019, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2018 via Form 1099. The Funds will notify shareholders in early 2020 of amounts paid to them by the Funds, if any, during the calendar year 2019.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Emerald Banking and Finance Fund, the Emerald Growth Fund, the Emerald Insights Fund, and the Emerald Small Cap Value Fund designated $86,106,387, $116,684,237, $1,740,059, and $1,226,182, respectively, as long-term capital gain dividends.

Annual Report | April 30, 2019	71

Emerald Funds	Trustees and Officers

April 30, 2019 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-828-9909.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	31	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	31	Mr. Deems is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

72	www.emeraldmutualfunds.com

Emerald Funds	Trustees and Officers

April 30, 2019 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	31	Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); and Clough Global Opportunities Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	31	None.

Annual Report | April 30, 2019	73

Emerald Funds	Trustees and Officers

April 30, 2019 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee and President^	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005)and ALPS Advisors, Inc. (“AAI”) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	31	Mr. Burke is a Trustee of ALPS ETF Trust (20 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

74	www.emeraldmutualfunds.com

Emerald Funds	Trustees and Officers

April 30, 2019 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and ALPS Series Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.
Karen S. Gilomen, 1970	Secretary	Ms. Gilomen was elected Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.	Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of Reaves Utility Income Fund and the Assistant Secretary of the WesMark Funds.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Axonic Alternative Income Fund, Boulder Growth & Income Fund, Inc., Centre Funds, Index Funds, Reality Shares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust.
Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.
Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of ALPS ETF Trust, Clough Funds Trust and Principal Real Estate Income Fund.

Annual Report | April 30, 2019	75

Emerald Funds	Trustees and Officers

April 30, 2019 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Jennifer Craig 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Sareena Khwaja-Dixon, 1980	Assistant Secretary	Ms. Khwaja-Dixon was elected Assistant Secretary of the Trust at the December 12, 2017 meeting of the Board of Trustees.	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc., Clough Funds Trust, Clough Dividend and Income Fund, Clough Global Opportunities Fund, and Clough Global Equity Fund.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust (currently 31) and any other investment companies for which any Trustee serves as trustee for and which Emerald Mutual Fund Advisers Trust provides investment advisory services (currently none).
^	Effective June 12, 2019, Mr. Burke’s term as President of the Trust ended and Bradley J. Swenson was appointed President of the Trust.

76	www.emeraldmutualfunds.com

Emerald Funds	Privacy Policy

Who We Are
Who is providing this notice?	Emerald Banking and Finance Fund, Emerald Growth Fund, Emerald Insights Fund and Emerald Small Cap Value Fund
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes-information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.
Other Important Information
California residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report | April 30, 2019	77

Emerald Funds	Privacy Policy

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●     Social Security number and account transactions

●     Account balances and transaction history

●     Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the funds share:	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

78	www.emeraldmutualfunds.com

Intentionally Left Blank

Emerald Mutual Funds
P.O. Box 8556
Denver, CO 80201
(855) 828-9909
www.emeraldmutualfunds.com

Investment adviser:
Emerald Mutual Fund Advisers Trust
P.O. Box 10666
Lancaster, PA 17605

Must be accompanied by or proceeded by a Prospectus.
The Emerald Mutual Funds are distributed by ALPS Distributors, Inc.

GRANDEUR PEAK FUNDS

ELEVATED GLOBAL INVESTING®

ANNUAL

April 30, 2019

EMERGING MARKETS OPPORTUNITIES FUND GPEOX | GPEIX

GLOBAL MICRO CAP FUND GPMCX

GLOBAL OPPORTUNITIES FUND GPGOX | GPGIX

GLOBAL REACH FUND GPROX | GPRIX

GLOBAL STALWARTS FUND GGSOX | GGSYX

INTERNATIONAL OPPORTUNITIES FUND GPIOX | GPIIX

INTERNATIONAL STALWARTS FUND GISOX | GISYX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.GrandeurPeakGlobal.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.855.377.7325 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.GrandeurPeakGlobal.com.

Shareholder Letter	2
Performance Update	7
Disclosure of Fund Expenses	28
Portfolio of Investments
Grandeur Peak Emerging Markets Opportunities Fund	30
Grandeur Peak Global Micro Cap Fund	34
Grandeur Peak Global Opportunities Fund	37
Grandeur Peak Global Reach Fund	41
Grandeur Peak Global Stalwarts Fund	46
Grandeur Peak International Opportunities Fund	49
Grandeur Peak International Stalwarts Fund	53
Statements of Assets and Liabilities	56
Statements of Operations	58
Statements of Changes in Net Assets
Grandeur Peak Emerging Markets Opportunities Fund	60
Grandeur Peak Global Micro Cap Fund	61
Grandeur Peak Global Opportunities Fund	62
Grandeur Peak Global Reach Fund	63
Grandeur Peak Global Stalwarts Fund	64
Grandeur Peak International Opportunities Fund	65
Grandeur Peak International Stalwarts Fund	66
Financial Highlights
Grandeur Peak Emerging Markets Opportunities Fund	67
Grandeur Peak Global Micro Cap Fund	69
Grandeur Peak Global Opportunities Fund	70
Grandeur Peak Global Reach Fund	72
Grandeur Peak Global Stalwarts Fund	74
Grandeur Peak International Opportunities Fund	76
Grandeur Peak International Stalwarts Fund	78
Notes to Financial Statements	80
Report of Independent Registered Public Accounting Firm	92
Additional Information	93
Trustees and Officers	95
Privacy Policy	100

Grandeur Peak Funds®	Shareholder Letter

April 30, 2019 (Unaudited)

Dear Fellow Shareholders,

We’ve discussed in prior letters the fact that we like to cast our nets into the ocean of the micro to mid-cap universe. Some academics and market participants still profess the merits of the “small-cap premium,” but for us, we feel the real benefit of smaller-cap investing is that the opportunity set is so much more robust for fundamental stock pickers. According to Bloomberg, as of March 31, 2019 there were 2,813 listed companies across the globe with a market cap greater than $5 billion. But dip down below $5 billion and the opportunity set really opens up: 24,473 listed companies with a market cap above $100 million, and over 30,000 below $100 million. We love to fish in that large ocean, not only because of the opportunity set, but we also believe we are more likely to find faster and more sustainable earnings growth among this universe.

However, as you probably well know, the smaller cap fishing has been relatively poor over the past three years, and was downright lousy the past 15 months (January 2018 - March 2019), as shown in Exhibit 1 below.

Exhibit 1

Source: MSCI, S&P Dow Jones (data from 12/31/2017 - 3/29/2019).

Past performance is no guarantee of future results.

You can see that the return spread between large-cap stocks in the US and small-cap and micro-cap stocks outside the US has been massive over the past 15 months. This has been one of the toughest market environments we’ve seen for small-cap investors having to swim upstream.

On the flip side, there have been other periods when it felt like we were being swept down the river with the flow of increased risk taking and the jump in small-cap valuations. Such was the case in 2009 through mid-2011, as shown in Exhibit 2.

2	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Shareholder Letter

April 30, 2019 (Unaudited)

Exhibit 2

Source: MSCI, S&P Dow Jones (data from 12/31/2008 - 5/31/2011).

Past performance is no guarantee of future results.

In still other market environments it has felt like we’re swimming around in a placid lake. Such was the case over the three year period of 2012 - 2015 as shown in Exhibit 3.

Exhibit 3

Source: MSCI, S&P Dow Jones (data from 12/31/2011 - 12/31/2015).

Past performance is no guarantee of future results.

Annual Report | April 30, 2019	3

Grandeur Peak Funds®	Shareholder Letter

April 30, 2019 (Unaudited)

We get asked which market environments are better for our investment approach. Because of our focus on quality, we believe we are more likely to outperform in bear markets than bull markets; but more importantly, over market cycles we believe earnings growth drives stock prices, and if we can buy growing companies at fair valuations, such growth should be reflected in the stock price. However, as far as managing our process goes, we don’t change our approach based on market conditions. What we’re doing is hard, it’s always hard. Bottom-up, fundamental research on a global scale is painstaking, arduous, expensive and not for anyone lacking energy or passion. We’re trying to uncover what we think are the highest quality companies we can find among the listed companies across the world, and we try to buy them at reasonable to good valuations. Our allocation to various countries and regions across the globe is driven by our bottom-up stock picking, and most of the time our portfolios look fairly different than the benchmarks we get measured against.

We hang our hat on our stock picking, not our macro sector or country/regional allocations. Each quarter we publish our attribution, and each quarter we hope to see positive attribution from Stock Selection. This isn’t always the case (we definitely make mistakes), but it has been the case over the majority of quarters. Sometimes our currency exposures hurts us and sometime our sector or geographical allocations relative to the benchmark index moves against us, but we firmly believe that over the long run, buying what we believe are high quality companies — that can deliver robust earnings growth — at reasonable valuations, is a good recipe for generating excess returns.

Notes from the Road

Mark Madsen, Portfolio Manager of the International Opportunities Fund and the Global Reach Fund, has been living in Australia with his family since the first of the year. He shares his thoughts on working from Australia.

I’ve been living in Australia with my wife and four kids (ages 13, 11, 7, and 4) since January. We recently relocated to Sydney, after having spent several weeks each in Brisbane and Melbourne. In total, we will spend 5 months “down under.” Traveling as a family for an extended period of time has been an experience—full of both highs and lows. This is my kids’ first time traveling internationally and they have loved the adventure of researching new places and things to see. My wife Nicole has, as always, been the rock of our family and handled the bulk of the work involved in keeping the train on the tracks.

Our analysis at Grandeur is always grounded in bottom-up, company specific research, but our time here has come at an interesting point in Australia’s macro picture. The Australian housing markets, more specifically Sydney and Melbourne, have been correcting after a strong multi-year run—and yet it appears the economy is maneuvering towards a soft landing. The much anticipated Haynes report, an inquiry into abuses within the financial services industry, was released and, while the headlines were negative, it appears its bark was worse than its bite. Australia is rich in natural resources—and while the commodities cycle has been subdued since 2012, there are signs of life in that industry after years of under investment.

Working on the research team at Grandeur Peak is the opposite of an 8-to-5 job. There is a truly never-ending list of things to do—more companies worth looking into, further research we can do on the companies we already know, and a constant flow of events and news to account for. It’s normal for our team to spend time with our family after a day at the office—and then get back online later in the night to catch up on an earnings release or do a call with a management team in Asia. While living abroad hasn’t decreased the workload at all, it has afforded me a simpler lifestyle for a time—and allowed me to just focus on work and family.

Technology has allowed me all the access to all the tools and systems that we use and, with just a couple of exceptions, I’ve been able to seamlessly keep up with my regular work flow while half-way around the world. What I have missed while working remotely has been the constant dialogue, both formal and informal, that takes place in the office.

Living in Australia has allowed me to go further in-depth into a market that has a lot of characteristics that we as a firm like—but also a market where we are currently underweight and where our historical results have been mixed. My time here in Australia has been split between researching companies we already own and companies that we don’t own—but potentially could own, based on our initial screening process. In total, we’ll be in Australia for 5 months. During that time I’ll be doing company visits in 8 different cities and will likely interact with 100 or so companies (some new, but many that Grandeur was already familiar with). The end goal of all this work is to refine the list of what we own and, hopefully, to find a handful of new opportunities to put capital to work.

National Storage (NSR AU)1 is one example of an already-owned company where we’ve been able to really focus and do deep due diligence. NSR owns and operates storage rental facilities within Australia and New Zealand. We’ve looked at storage companies across the world—and think Australia is attractive because the industry is relatively unconsolidated and underpenetrated relative to other developed markets, such as the US. During my time in Australia, we have spoken to multiple members of the company’s management team, met with some of the company’s competitors (both public and private), talked with 3rd party industry experts, and toured some of the company’s assets to better understand how they are positioning themselves in the market.

[1]	A full list of Fund holdings can be found later in this Annual Report.

4	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Shareholder Letter

April 30, 2019 (Unaudited)

A couple of sets of colleagues have joined me during my stint here. Brad Barth and Conner Whipple, from our finance team, met me for a week in Sydney in February. We spent that week digging deeper into the Australian financial sector which has some strong secular tailwinds behind it, but also has a lot of peculiarities that are unique to the Australian market.

I also spent a week with traveling with Amy Sunderland and Spencer Hackett—who work on GP’s Global Micro Cap Fund. Australia is ripe with interesting smaller companies. As compared to the US, companies in Australia are much more likely to go public at a smaller size. The Australian market also tends to emphasize having companies that are both profitable and pay a dividend—both attributes that screen well for us. Our Micro Cap Fund is the one fund at Grandeur that is overweight in Australia—which makes sense given how plentiful small caps are.

Before I return to the Northern Hemisphere, I plan to visit New Zealand, and fully explore companies in the Sydney area. Then, pack up my family and our memories, my notes on living down under and be back in the Grandeur offices in Salt Lake City, planning our next team research trip.

Business Update

We continue to support our research team organically with our intern program. We’re impressed with the dedication of our young colleagues and have offered full-time positions beginning in May to three 2019 college graduates who have each been with us for a while already. Congratulations to Spencer Randall, Miranda Jacobs, and Dane Nielson, we’re excited to see all that you will accomplish! We of course added a few other college interns to the team this year as well. The other research addition this year was bringing on Rohan Dalal who is a skilled young analyst with particular knowledge of India. He will spend a meaningful portion of the year visiting companies in India.

On the business side of the firm, in the last year we have been fortune to add two very seasoned traders, Adam Rowbotham and Jason Mullin, to our global trading desk. We have also brought on Todd Matheny as Director of Client Relations and Nate Carmen as an Operations Analyst. You can find their impressive bios on our website.

In addition to fresh perspectives from new hires, we are benefitting greatly from the global observations shared by our colleagues temporarily living abroad. Mark Madsen is stationed in Australia from January through June in order to dive deep into the region and local companies. Preston Williams is in Eastern and Western Europe from February to June with the same mission. Spencer Hackett will be taking an extended trip to Japan to visit companies this summer, as will Juliette Douglas in Europe. We look forward to sharing their insights with you in the form of Notes from the Road and future white papers.

Fund Performance & Attribution

See full performance on pages 7-29.

The past year has been volatile, particularly with the large sell-off in Q4 2018 and the rebound in Q1 2019. The net results for the year were tough in Emerging Markets and favorable in the U.S. Given our continued overweight to Emerging Markets and underweight to the U.S. this provided a significant headwind for our funds. We continue to believe we’re finding much more compelling growth and better valuations in emerging countries, while struggling to find valuations in the U.S. that we believe can provide similar long-term returns. But over the short-term, the markets moved against us.

Emerging Markets Opportunities: For the year, the Institutional share class returned -8.32% vs -9.31% for the benchmark. All regions of the emerging markets benchmark index posted negative returns for the year. South and Central America showed the least negative returns, but they account for only 11% of the index. Roughly 60% of the Fund is in Asian countries, where we outperformed the declining index. Our weakest regional performance was among out small holdings in Eastern Europe. Our best sector contribution came from Industrials, while our biggest detractor was Health Care.

Global Micro Cap: For the year, the Fund returned -7.67% vs -0.32%% for the small cap benchmark. This has been a very tough year for micro caps. Even in the small cap index, North America is the only region that had positive returns. We outperformed in North America, but we are vastly underweight relative to the benchmark. We also outperformed in our largest region, Asia Pacific, but the negative returns there pulled us down. Despite outperformance in these two regions, they were the two biggest detractors to the find due to our weightings. Eastern Europe was our worst performing regions, but had only a minor impact on the Fund. From a sector standpoint, IT and Consumer that were the large detractors, with Industrials, Energy, and Materials providing small positive contributions.

Performance data quoted represents past performance. Past performance does not guarantee future results.

Annual Report | April 30, 2019	5

Grandeur Peak Funds®	Shareholder Letter

April 30, 2019 (Unaudited)

Global Opportunities/International Opportunities: For the year, the Global Opportunities Institutional share class returned -1.84% vs -0.32% for the benchmark, and the International Opportunities Institutional share class returned -7.19% vs -8.19% for the benchmark. The difference in returns between these Funds was driven by the Global Fund’s allocation to the U.S. and the International Funds higher exposure to Emerging Markets. We outperformed nicely in the U.S. in the Global Fund, but were very underweight. Asia, where we were overweight, was the largest detractor to both Funds. The IT sector provided the highest contribution to the Funds’ performance, while Financials caused the most pain.

Global Reach: For the year, the Institutional share class returned -1.33% vs -0.32% for the benchmark. Our healthy outperformance in the U.S. more than made up for our significant underweight. Unfortunately, negative returns in Asia, Eastern Europe, and South America provided the counter-balance. The Industrials and IT sectors provided nice contributions, but were outweighed by negative contributions from the Financials and Consumer sectors.

Global Stalwarts/International Stalwarts: For the year, the Global Stalwarts Institutional share class returned 2.08% vs 1.25% for the benchmark, and the International Stalwarts Institutional share class returned -2.50% vs -5.31% for the benchmark. The difference in returns between these Funds was driven by the Global Fund’s allocation to the U.S. and the International Funds higher exposure to Emerging Markets. Both Funds outperformed in North America and underperformed in Asia Pacific. The strongest performance actually came in the Africa/Middle East region, which was a small weighting, but provided a meaningful contribution for the year. The IT sector provided the strongest contribution to both Funds, while Financials and Health Care were the biggest detractors.

Sincerely,

Robert Gardiner, CFA
Chairman & Portfolio Manager

Blake Walker
CEO & Portfolio Manager

Randy Pearce, CFA, MBA
CIO & Portfolio Manager

The objective of all Grandeur Peak Funds is long-term growth of capital.

RISKS: Mutual fund investing involves risks and loss of principal is possible. Investing in small and micro-cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in emerging markets are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets.

Must be proceeded by or accompanied by a prospectus.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. The Funds do not accept any liability for losses either direct or consequential caused by the use of this information.

Past performance does not guarantee future results.

Eric Huefner, Amy Hone and Dustin Brown are registered representatives of ALPS Distributors, Inc.

CFA® is trademark owned by CFA Institute.

ALPS Distributors, Inc. is the Distributor for the Grandeur Peak Funds.

Grandeur Peak Global Advisors and ALPS Distributors, Inc are not affiliated.

6	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

April 30, 2019 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2019

					Since Inception(a)	Expense Ratio(b)
	6 Months	1 Year	3 Years	5 Years		Gross	Net(c)
Grandeur Peak Emerging Markets Opportunities Fund - Investor (GPEOX)	14.63%	-8.48%	6.88%	3.87%	4.60%	1.80%	1.80%
Grandeur Peak Emerging Markets Opportunities Fund - Institutional (GPEIX)	14.66%	-8.32%	7.13%	4.09%	4.82%	1.55%	1.55%
MSCI Emerging Markets SMid Cap Index(d)	12.85%	-9.31%	7.04%	2.30%	2.94%
MSCI Emerging Markets IMI Index(e)	13.71%	-5.50%	10.92%	4.13%	4.20%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of December 16, 2013.

(b)	Ratios as of the Prospectus dated August 31, 2018 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.95% and 1.70% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2019. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2019 except with the approval of the Fund’s Board of Trustees.

(d)	The MSCI Emerging Markets SMID Cap Index is designed to measure the equity market performance of small and mid-cap companies across emerging markets. The Adviser made this recommendation to the Board because the Russell indices are being decommissioned and the Advisor believes the MSCI index most closely aligns to the Fund’s investment strategies and investment restrictions. Information on both indices will be shown for a one-year transition period. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI Emerging Markets IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across emerging markets. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Annual Report | April 30, 2019	7

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

April 30, 2019 (Unaudited)

Growth of $10,000 for the period ended April 30, 2019

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2019. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

8	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

April 30, 2019 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	65.0%
North America	4.2%
Latin America	9.5%
Africa/Middle East	7.1%
Europe	7.0%
Cash, Cash Equivalents, & Other Net Assets	7.2%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Consumer	27.4%
Financials	20.6%
Technology	20.1%
Health Care	12.7%
Industrials	7.9%
Energy & Materials	4.1%
Cash, Cash Equivalents, & Other Net Assets	7.2%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
WNS Holdings, Ltd.	2.2%
Vitasoy International Holdings, Ltd.	1.9%
Fleury SA	1.8%
Bajaj Finance, Ltd.	1.7%
Value Partners Group, Ltd.	1.5%
Dino Polska SA	1.3%
LG Household & Health Care, Ltd.	1.3%
Silergy Corp.	1.2%
Parex Resources, Inc.	1.2%
Cyient, Ltd.	1.2%
Total	15.3%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2019	9

Grandeur Peak Global Micro Cap Fund	Performance Update

April 30, 2019 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2019

				Since Inception(a)	Expense Ratio(b)
	6 Months	1 Year	3 Years		Gross	Net(c)
Grandeur Peak Global MicroCap - Institutional (GPMCX)	4.78%	-7.67%	8.27%	8.12%	2.06%	2.00%
MSCI All Country World Index Small Cap(d)	7.77%	-0.32%	10.60%	9.47%
MSCI World Micro Cap Index(e)	1.32%	-8.87%	8.54%	8.26%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of October 20, 2015.
(b)	Ratios as of the Prospectus dated August 31, 2018 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 2.00% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement is in effect through August 31, 2019. The Adviser will be permitted to recover expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred . This agreement may not be terminated or modified prior to August 31, 2019 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. The Adviser made this recommendation to the Board because the Russell indices are being decommissioned and the Advisor believes the MSCI index most closely aligns to the Fund’s investment strategies and investment restrictions. Information on both indices will be shown for a one-year transition period. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI World Micro Cap Index is designed to measure the equity market performance of micro-cap companies across developed markets globally. It does not include emerging markets. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

10	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Performance Update

April 30, 2019 (Unaudited)

Growth of $10,000 for the period ended April 30, 2019

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to April 30, 2019. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Annual Report | April 30, 2019	11

Grandeur Peak Global Micro Cap Fund	Performance Update

April 30, 2019 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	34.0%
Asia ex Japan	27.4%
North America	14.0%
Japan	11.6%
Australia/New Zealand	10.2%
Africa/Middle East	1.5%
Latin America	0.6%
Cash, Cash Equivalents, & Other Net Assets	0.7%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Financials	24.7%
Industrials	19.6%
Consumer	19.4%
Technology	17.8%
Health Care	15.2%
Energy & Materials	2.6%
Cash, Cash Equivalents, & Other Net Assets	0.7%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Esquire Financial Holdings, Inc.	2.3%
Fiducian Group, Ltd.	2.2%
National Veterinary Care, Ltd.	2.1%
Sarantis SA	2.0%
Resources Connection, Inc.	1.9%
M&A Capital Partners Co., Ltd.	1.7%
Plover Bay Technologies, Ltd.	1.7%
Kogan.com, Ltd.	1.6%
Sbanken ASA	1.5%
Bioteque Corp.	1.4%
Total	18.4%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

12	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Performance Update

April 30, 2019 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2019

					Since Inception(a)	Expense Ratio(b)
	6 Months	1 Year	3 Years	5 Years		Gross	Net(c)
Grandeur Peak Global Opportunities Fund - Investor (GPGOX)	11.10%	-1.83%	10.82%	7.50%	13.06%	1.61%	1.61%
Grandeur Peak Global Opportunities Fund - Institutional (GPGIX)	11.23%	-1.84%	11.11%	7.67%	13.35%	1.36%	1.36%
MSCI All Country World Index Small Cap(d)	7.77%	-0.32%	10.60%	6.90%	11.00%
MSCI All Country World Index IMI(e)	9.43%	4.83%	11.79%	7.46%	10.67%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of October 17, 2011.
(b)	Ratios as of the Prospectus dated August 31, 2018 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2019. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture . Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2019 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. The Adviser made this recommendation to the Board because the Russell indices are being decommissioned and the Advisor believes the MSCI index most closely aligns to the Fund’s investment strategies and investment restrictions. Information on both indices will be shown for a one-year transition period. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Annual Report | April 30, 2019	13

Grandeur Peak Global Opportunities Fund	Performance Update

April 30, 2019 (Unaudited)

Growth of $10,000 for the period ended April 30, 2019

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2019. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

14	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Performance Update

April 30, 2019 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	34.6%
North America	29.1%
Asia ex Japan	16.7%
Japan	10.0%
Latin America	3.1%
Africa/Middle East	1.9%
Australia/New Zealand	1.3%
Cash, Cash Equivalents, & Other Net Assets	3.3%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Technology	24.2%
Industrials	23.0%
Financials	17.7%
Consumer	15.7%
Health Care	13.2%
Energy & Materials	2.9%
Cash, Cash Equivalents, & Other Net Assets	3.3%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Knight-Swift Transportation Holdings, Inc.	2.3%
Power Integrations, Inc.	2.1%
EPAM Systems, Inc.	1.7%
First Republic Bank	1.6%
Dechra Pharmaceuticals PLC	1.4%
Fastenal Co.	1.3%
B&M European Value Retail SA	1.3%
Lululemon Athletica, Inc.	1.2%
WNS Holdings, Ltd.	1.2%
Resources Connection, Inc.	1.1%
Total	15.2%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2019	15

Grandeur Peak Global Reach Fund	Performance Update

April 30, 2019 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2019

					Since Inception(a)	Expense Ratio(b)
	6 Months	1 Year	3 Years	5 Years		Gross	Net(c)
Grandeur Peak Global Reach Fund - Investor (GPROX)	10.94%	-1.61%	11.24%	7.44%	10.47%	1.53%	1.53%
Grandeur Peak Global Reach Fund - Institutional (GPRIX)	11.14%	-1.33%	11.49%	7.71%	10.73%	1.28%	1.28%
MSCI All Country World Small Cap Index(d)	7.77%	-0.32%	10.60%	6.90%	8.82%
MSCI All Country World IMI Index(e)	9.43%	4.83%	11.79%	7.46%	9.04%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of June 19, 2013.
(b)	Ratios as of the Prospectus dated August 31, 2018 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1. 60% and 1.35% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2019. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture . Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2019 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. The Adviser made this recommendation to the Board because the Russell indices are being decommissioned and the Advisor believes the MSCI index most closely aligns to the Fund’s investment strategies and investment restrictions. Information on both indices will be shown for a one-year transition period. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

16	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Performance Update

April 30, 2019 (Unaudited)

Growth of $10,000 for the period ended April 30, 2019

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2019. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Annual Report | April 30, 2019	17

Grandeur Peak Global Reach Fund	Performance Update

April 30, 2019 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	31.7%
North America	28.5%
Asia ex Japan	21.5%
Japan	6.8%
Africa/Middle East	4.0%
Latin America	3.3%
Australia/New Zealand	3.3%
Cash, Cash Equivalents, & Other Net Assets	0.9%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Financials	22.9%
Technology	21.0%
Consumer	20.9%
Industrials	19.6%
Health Care	10.9%
Energy & Materials	3.8%
Cash, Cash Equivalents, & Other Net Assets	0.9%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
First Republic Bank	2.6%
Knight-Swift Transportation Holdings, Inc.	1.7%
Wix.com, Ltd.	1.3%
Parex Resources, Inc.	1.1%
Fastenal Co.	1.1%
DXP Enterprises, Inc.	1.0%
WNS Holdings, Ltd.	1.0%
EPAM Systems, Inc.	0.9%
Esquire Financial Holdings, Inc.	0.9%
B&M European Value Retail SA	0.9%
Total	12.5%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

18	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Performance Update

April 30, 2019 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2019

				Since Inception(a)	Expense Ratio(b)
	6 Months	1 Year	3 Years		Gross	Net(c)
Grandeur Peak Global Stalwarts - Investor (GGSOX)	14.73%	1.78%	12.80%	12.86%	1.35%	1.35%
Grandeur Peak Global Stalwarts - Institutional (GGSYX)	14.91%	2.08%	13.09%	13.16%	1.10%	1.10%
MSCI All Country World Mid Cap Index(d)	9.66%	1.25%	9.81%	9.79%
MSCI All Country World Small Cap Index(e)	7.77%	-0.32%	10.60%	10.31%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of September 1, 2015.
(b)	Ratios as of the Prospectus dated August 31, 2018 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement is in effect through August 31, 2019. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture . Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. This agreement may not be terminated or modified prior to August 31, 2019 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Mid Cap Index is designed to measure the equity market performance of performance of mid-cap companies across developed and emerging markets globally. The Adviser made this recommendation to the Board because the Russell indices are being decommissioned and the Advisor believes the MSCI index most closely aligns to the Fund’s investment strategies and investment restrictions. Information on both indices will be shown for a one-year transition period. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Annual Report | April 30, 2019	19

Grandeur Peak Global Stalwarts Fund	Performance Update

April 30, 2019 (Unaudited)

Growth of $10,000 for the period ended April 30, 2019

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2019. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

20	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Performance Update

April 30, 2019 (Unaudited)

Regional Allocation (as a % of Net Assets)*
North America	34.0%
Europe	32.2%
Asia ex Japan	16.3%
Japan	9.6%
Latin America	2.9%
Africa/Middle East	1.9%
Australia/New Zealand	0.5%
Cash, Cash Equivalents, & Other Net Assets	2.6%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Financials	23.6%
Technology	21.6%
Consumer	19.7%
Industrials	19.3%
Health Care	10.1%
Energy & Materials	3.1%
Cash, Cash Equivalents, & Other Net Assets	2.6%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
First Republic Bank	3.6%
Knight-Swift Transportation Holdings, Inc.	2.8%
St James's Place PLC	2.5%
Fastenal Co.	2.2%
Nihon M&A Center, Inc.	2.1%
Power Integrations, Inc.	2.0%
B&M European Value Retail SA	2.0%
Lululemon Athletica, Inc.	1.7%
Aalberts NV	1.7%
EPAM Systems, Inc.	1.6%
Total	22.2%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2019	21

Grandeur Peak International Opportunities Fund	Performance Update

April 30, 2019 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2019

					Since Inception(a)	Expense Ratio(b)
	6 Months	1 Year	3 Years	5 Years		Gross	Net(c)
Grandeur Peak International Opportunities Fund - Investor (GPIOX)	9.41%	-7.40%	9.08%	5.63%	11.92%	1.62%	1.62%
Grandeur Peak International Opportunities Fund - Institutional (GPIIX)	9.26%	-7.19%	9.22%	5.86%	12.16%	1.37%	1.37%
MSCI All Country World Index ex USA Small Cap Index(d)	7.03%	-8.19%	7.21%	4.13%	7.49%
MSCI All Country World IMI ex USA Index(e)	9.06%	-3.52%	8.42%	3.42%	6.51%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of October 17, 2011.
(b)	Ratios as of the Prospectus dated August 31, 2018 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2019. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture . Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2019 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI ex USA Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally, excluding the United States. The Adviser made this recommendation to the Board because the Russell indices are being decommissioned and the Advisor believes the MSCI index most closely aligns to the Fund’s investment strategies and investment restrictions. Information on both indices will be shown for a one-year transition period. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI ex USA IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across developed and emerging markets globally, excluding the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

22	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Performance Update

April 30, 2019 (Unaudited)

Growth of $10,000 for the period ended April 30, 2019

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2019. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Annual Report | April 30, 2019	23

Grandeur Peak International Opportunities Fund	Performance Update

April 30, 2019 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	38.9%
Asia ex Japan	24.4%
North America	7.5%
Japan	13.5%
Africa/Middle East	3.0%
Latin America	2.9%
Australia/New Zealand	1.5%
Cash, Cash Equivalents, & Other Net Assets	8.3%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Technology	21.1%
Financials	19.1%
Industrials	18.9%
Consumer	17.0%
Health Care	13.1%
Energy & Materials	2.5%
Cash, Cash Equivalents, & Other Net Assets	8.3%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
boohoo Group PLC	1.6%
Tokyo Century Corp.	1.5%
EPAM Systems, Inc.	1.4%
B&M European Value Retail SA	1.4%
Sbanken ASA	1.4%
Dechra Pharmaceuticals PLC	1.3%
WNS Holdings, Ltd.	1.3%
Aalberts NV	1.3%
Seria Co., Ltd.	1.3%
Japan Lifeline Co., Ltd.	1.2%
Total	13.7%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

24	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Performance Update

April 30, 2019 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2019

				Since Inception(a)	Expense Ratio(b)
	6 Months	1 Year	3 Years		Gross	Net(c)
Grandeur Peak International Stalwarts - Investor	12.45%	-2.69%	11.64%	12.38%	1.19%	1.19%
Grandeur Peak International Stalwarts - Institutional	12.53%	-2.50%	11.89%	12.63%	0.94%	0.94%
MSCI All Country World ex USA Mid Cap Index(d)	7.98%	-5.31%	7.17%	7.76%
MSCI All Country World ex USA Small Index(e)	7.03%	-8.19%	7.21%	8.13%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of September 1, 2015.
(b)	Ratios as of the Prospectus dated August 31, 2018 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursements (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement is in effect through August 31, 2019. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture . Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred This agreement may not be terminated or modified prior to August 31, 2019 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI ex USA Mid Cap Index is designed to measure the equity market performance of midcap companies across developed and emerging markets globally, excluding the United States. The Adviser made this recommendation to the Board because the Russell indices are being decommissioned and the Advisor believes the MSCI index most closely aligns to the Fund’s investment strategies and investment restrictions. Information on both indices will be shown for a one-year transition period. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI ex USA Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally, excluding the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Annual Report | April 30, 2019	25

Grandeur Peak International Stalwarts Fund	Performance Update

April 30, 2019 (Unaudited)

Growth of $10,000 for the period ended April 30, 2019

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2019. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

26	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Performance Update

April 30, 2019 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	41.6%
Asia ex Japan	21.2%
North America	13.5%
Japan	12.3%
Latin America	3.8%
Africa/Middle East	2.2%
Australia/New Zealand	0.6%
Cash, Cash Equivalents, & Other Net Assets	4.8%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Consumer	22.7%
Financials	21.7%
Industrials	18.7%
Technology	17.4%
Health Care	11.6%
Energy & Materials	3.1%
Cash, Cash Equivalents, & Other Net Assets	4.8%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
St James's Place PLC	2.9%
Nihon M&A Center, Inc.	2.5%
B&M European Value Retail SA	2.3%
Aalberts NV	2.1%
Lululemon Athletica, Inc.	2.1%
Dechra Pharmaceuticals PLC	2.0%
Vitasoy International Holdings, Ltd.	2.0%
EPAM Systems, Inc.	2.0%
Wirecard AG	2.0%
Silergy Corp.	1.7%
Total	21.6%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2019	27

Grandeur Peak Funds®	Disclosure of Fund Expenses

April 30, 2019 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 31, 2018 through of April 30, 2019.

Actual Expenses The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Disclosure of Fund Expenses

April 30, 2019 (Unaudited)

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expense Ratio(a)	Expenses Paid During period November 1, 2018 - April 30, 2019(b)
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class
Actual	$1,000.00	$1,146.30	1.75%	$9.31
Hypothetical (5% return before expenses)	$1,000.00	$1,016.12	1.75%	$8.75
Institutional Class
Actual	$1,000.00	$1,146.60	1.50%	$7.98
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	1.50%	$7.50
Grandeur Peak Global Micro Cap Fund
Institutional Class
Actual	$1,000.00	$1,047.80	2.00%	$10.15
Hypothetical (5% return before expenses)	$1,000.00	$1,014.88	2.00%	$9.99
Grandeur Peak Global Opportunities Fund
Investor Class
Actual	$1,000.00	$1,111.00	1.59%	$8.32
Hypothetical (5% return before expenses)	$1,000.00	$1,016.91	1.59%	$7.95
Institutional Class
Actual	$1,000.00	$1,112.30	1.34%	$7.02
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	1.34%	$6.71
Grandeur Peak Global Reach Fund
Investor Class
Actual	$1,000.00	$1,109.40	1.52%	$7.95
Hypothetical (5% return before expenses)	$1,000.00	$1,017.26	1.52%	$7.60
Institutional Class
Actual	$1,000.00	$1,111.40	1.28%	$6.70
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	1.28%	$6.41
Grandeur Peak Global Stalwarts Fund
Investor Class
Actual	$1,000.00	$1,147.30	1.27%	$6.76
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	1.27%	$6.36
Institutional Class
Actual	$1,000.00	$1,149.10	1.02%	$5.44
Hypothetical (5% return before expenses)	$1,000.00	$1,019.74	1.02%	$5.11
Grandeur Peak International Opportunities Fund
Investor Class
Actual	$1,000.00	$1,094.10	1.58%	$8.20
Hypothetical (5% return before expenses)	$1,000.00	$1,016.96	1.58%	$7.90
Institutional Class
Actual	$1,000.00	$1,092.60	1.34%	$6.95
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	1.34%	$6.71
Grandeur Peak International Stalwarts Fund
Investor Class
Actual	$1,000.00	$1,124.50	1.19%	$6.27
Hypothetical (5% return before expenses)	$1,000.00	$1,018.89	1.19%	$5.96
Institutional Class
Actual	$1,000.00	$1,125.30	0.95%	$5.01
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	0.95%	$4.76

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

Annual Report | April 30, 2019	29

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

April 30, 2019

	Shares	Value (Note 2)
COMMON STOCKS (92.59%)
Argentina (1.28%)
Despegar.com Corp.(a)	33,015	$481,689
Globant SA(a)	65,123	5,469,681
		5,951,370

Bangladesh (1.06%)
Olympic Industries, Ltd.	272,639	723,657
Square Pharmaceuticals, Ltd.	1,364,059	4,198,969
		4,922,626

Brazil (4.99%)
Arco Platform, Ltd., Class A(a)	92,525	2,972,828
Fleury SA	1,587,700	8,405,971
Hypera SA	397,400	2,862,099
M Dias Branco SA	192,200	2,044,983
Pagseguro Digital, Ltd., Class A(a)	159,850	4,165,691
Raia Drogasil SA	161,900	2,831,217
		23,282,789

China (17.00%)
51job, Inc., ADR(a)	55,225	5,099,476
58.com, Inc., ADR(a)	41,750	2,997,232
AK Medical Holdings, Ltd.(b)(c)	3,869,000	1,967,840
Alibaba Group Holding, Ltd., Sponsored ADR(a)	18,900	3,507,273
ANTA Sports Products, Ltd.	644,000	4,539,721
Baozun, Inc., Sponsored ADR(a)	54,100	2,623,850
BBI Life Sciences Corp.(c)	9,968,500	2,998,886
China Medical System Holdings, Ltd.	5,584,000	4,947,073
CSPC Pharmaceutical Group, Ltd.	1,854,000	3,573,384
Ctrip.com International, Ltd., ADR(a)	81,725	3,599,986
Essex Bio-technology, Ltd.	4,604,000	4,243,183
Hangzhou Robam Appliances Co., Ltd., Class A	365,200	1,581,839
Hangzhou Tigermed Consulting Co., Ltd., Class A	117,500	1,158,117
HUYA, Inc., ADR(a)	79,152	1,890,941
Jiangsu Hengrui Medicine Co., Ltd., Class A	148,800	1,452,262
Koolearn Technology Holding, Ltd.(a)(b)(c)	1,772,000	2,489,221
Man Wah Holdings, Ltd.	4,827,400	2,486,067
New Oriental Education & Technology Group, Inc., Sponsored ADR(a)	48,050	4,586,853
O2Micro International, Ltd., ADR(a)	462,244	674,876
On-Bright Electronics, Inc.	655,941	3,799,665
	Shares	Value (Note 2)
China (continued)
Shanghai Haohai Biological Technology Co., Ltd., Class H(b)(c)	538,100	$3,450,238
Silergy Corp.	354,422	5,803,616
Tencent Holdings, Ltd.	58,900	2,913,165
WuXi AppTec Co., Ltd., Class H(a)(b)(c)	164,000	2,017,387
Wuxi Biologics Cayman, Inc.(a)(b)(c)	231,000	2,323,310
Yum China Holdings, Inc.	53,475	2,542,202
		79,267,663

Colombia (1.47%)
Amerisur Resources PLC(a)	6,493,622	1,088,945
Parex Resources, Inc.(a)	337,931	5,756,203
		6,845,148

Egypt (1.72%)
African Export-Import Bank, GDR	500,000	2,040,000
Commercial International Bank Egypt SAE	468,067	2,081,903
Integrated Diagnostics Holdings PLC(b)(c)	371,100	1,799,835
Obour Land For Food Industries	4,233,886	2,123,108
		8,044,846

Georgia (2.49%)
Bank of Georgia Group PLC	185,712	4,162,879
Georgia Capital PLC(a)	115,112	1,519,075
Georgia Healthcare Group PLC(a)(b)(c)	356,781	1,014,229
TBC Bank Group PLC	232,132	4,927,962
		11,624,145

Greece (1.78%)
JUMBO SA	182,200	3,310,561
Sarantis SA	603,670	5,003,596
		8,314,157

Hong Kong (5.12%)
International Housewares Retail Co., Ltd.	4,246,000	1,114,976
Jacobson Pharma Corp., Ltd.(c)	5,020,000	947,073
Plover Bay Technologies, Ltd.(c)	8,956,000	1,449,893
TK Group Holdings, Ltd.	6,823,000	4,609,665
Value Partners Group, Ltd.	9,436,800	7,097,328
Vitasoy International Holdings, Ltd.	1,720,900	8,665,046
		23,883,981

India (13.71%)
Alkem Laboratories, Ltd.	2,839	70,139

See Notes to Financial Statements.

30	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

April 30, 2019

	Shares	Value (Note 2)
India (continued)
Bajaj Finance, Ltd.	176,500	$7,856,301
Central Depository Services India, Ltd.(c)	615,000	2,065,068
City Union Bank, Ltd.	1,202,575	3,506,385
Cyient, Ltd.	668,095	5,663,373
Dr Lal PathLabs, Ltd.(b)(c)	133,000	1,996,900
Gulf Oil Lubricants India, Ltd.	30,702	379,859
HDFC Asset Management Co., Ltd.(b)(c)	123,358	3,006,279
HDFC Bank, Ltd.	81,500	2,715,485
HDFC Life Insurance Co., Ltd.(b)(c)	370,000	2,152,055
Hexaware Technologies, Ltd.	325,000	1,628,183
Indiabulls Housing Finance, Ltd.	146,000	1,459,816
Kovai Medical Center and Hospital	75,083	798,827
L&T Technology Services, Ltd.(b)(c)	161,040	4,022,426
Metropolis Healthcare, Ltd.(a)(b)(c)	326,701	4,452,147
Mindtree, Ltd.	276,000	3,893,751
Supreme Industries, Ltd.	128,260	2,107,647
Thyrocare Technologies, Ltd.(b)(c)	67,644	478,394
Time Technoplast, Ltd.	2,390,721	3,112,410
Vaibhav Global, Ltd.	256,319	2,523,068
WNS Holdings, Ltd., ADR(a)	175,986	10,057,600
		63,946,113

Indonesia (3.55%)
Ace Hardware Indonesia Tbk PT	21,449,000	2,483,568
Arwana Citramulia Tbk PT	45,188,500	1,617,273
Bank Central Asia Tbk PT	1,169,000	2,358,509
Hexindo Adiperkasa Tbk PT	3,557,100	773,825
Indonesia Pondasi Raya Tbk PT	14,738,400	463,355
Link Net Tbk PT	7,350,500	2,243,837
Panin Sekuritas Tbk PT	7,155,500	713,039
Selamat Sempurna Tbk PT	38,902,900	4,095,042
Ultrajaya Milk Industry & Trading Co. Tbk PT	20,171,600	1,811,905
		16,560,353

Kenya (0.66%)
Safaricom PLC	11,096,600	3,088,179

Malaysia (1.71%)
AEON Credit Service M Bhd	1,224,400	4,827,118
My EG Services Bhd	3,821,900	1,386,589
Mynews Holdings Bhd	2,292,100	778,909
Scicom MSC Bhd	3,685,500	962,714
		7,955,330
	Shares	Value (Note 2)
Mexico (2.11%)
Credito Real SAB de CV SOFOM ER	1,322,354	$1,527,584
Grupo Herdez SAB de CV	1,576,060	3,392,755
Regional SAB de CV	905,400	4,900,056
		9,820,395

Oman (0.43%)
Tethys Oil AB	241,623	1,983,175

Pakistan (0.49%)
Akzo Nobel Pakistan, Ltd.	496,500	450,645
Meezan Bank, Ltd.	2,649,152	1,818,597
		2,269,242

Peru (1.73%)
Alicorp SAA	1,004,053	3,249,166
Credicorp, Ltd.	20,325	4,814,992
		8,064,158

Philippines (5.17%)
Concepcion Industrial Corp.	1,861,792	1,607,688
D&L Industries, Inc.	1,590,000	333,179
Holcim Philippines, Inc.	6,363,500	1,548,365
Philippine Seven Corp.	917,000	2,023,603
Puregold Price Club, Inc.	4,121,100	3,313,487
Robinsons Land Corp.	7,151,762	3,362,306
Robinsons Retail Holdings, Inc.	1,675,000	2,507,076
Security Bank Corp.	1,254,980	4,334,783
Wilcon Depot, Inc.	15,904,900	5,090,789
		24,121,276

Poland (2.30%)
CCC SA	30,600	1,660,741
Dino Polska SA(a)(b)(c)	180,313	5,992,425
LiveChat Software SA	239,800	1,945,282
PGS Software SA	426,467	1,131,606
		10,730,054

Russia (0.45%)
MD Medical Group Investments PLC, GDR(c)	78,132	382,847
TCS Group Holding PLC, GDR(c)	86,700	1,725,330
		2,108,177

South Africa (3.05%)
ARB Holdings, Ltd.	1,134,108	346,456
Capitec Bank Holdings, Ltd.	23,200	2,167,858
City Lodge Hotels, Ltd.	57,892	485,394
Clicks Group, Ltd.	177,900	2,433,269
Italtile, Ltd.	3,636,472	3,686,043
Shoprite Holdings, Ltd.	83,700	1,008,379
Transaction Capital, Ltd.	3,071,128	4,102,709
		14,230,108

See Notes to Financial Statements.

Annual Report | April 30, 2019	31

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

April 30, 2019

	Shares	Value (Note 2)
South Korea (5.37%)
Douzone Bizon Co., Ltd.	110,500	$5,410,778
Hanssem Co., Ltd.	17,500	1,543,038
Hy-Lok Corp.	18,500	311,989
ISC Co., Ltd.	30,571	302,269
Koh Young Technology, Inc.	18,244	1,508,685
LEENO Industrial, Inc.	68,200	3,339,503
LG Household & Health Care, Ltd.	4,825	5,873,518
Medy-Tox, Inc.	4,386	2,099,227
NAVER Corp.	27,560	2,819,347
Tokai Carbon Korea Co., Ltd.	35,000	1,857,638
		25,065,992

Sri Lanka (0.12%)
Royal Ceramics Lanka PLC	1,749,110	570,810

Taiwan (7.31%)
Bioteque Corp.	667,000	2,471,490
FineTek Co., Ltd.	113,000	314,488
Gourmet Master Co., Ltd.	276,760	1,764,400
LandMark Optoelectronics Corp.	210,000	1,875,667
Materials Analysis Technology, Inc.	501,000	1,228,951
Poya International Co., Ltd.	342,000	4,144,817
Rafael Microelectronics, Inc.	262,000	1,420,181
Sinmag Equipment Corp.	1,075,502	4,280,986
Sporton International, Inc.	774,760	4,588,236
Tehmag Foods Corp.	145,200	1,003,210
Test Research, Inc.	1,626,000	2,830,937
TSC Auto ID Technology Co., Ltd.	208,000	1,904,922
TTFB Co., Ltd.	179,000	1,494,515
Voltronic Power Technology Corp.	242,000	4,777,192
		34,099,992

Thailand (1.25%)
Muangthai Capital PCL	2,120,000	3,419,890
TOA Paint Thailand PCL	2,428,000	2,395,678
		5,815,568

Turkey (0.52%)
Aselsan Elektronik Sanayi Ve Ticaret AS	144,900	496,364
DP Eurasia NV(a)(b)(c)	1,646,300	1,940,687
		2,437,051

United Arab Emirates (0.79%)
Aramex PJSC	2,263,419	2,926,981
Network International Holdings PLC(a)(b)(c)	112,600	764,987
		3,691,968
	Shares	Value (Note 2)
United States (2.10%)
FirstCash, Inc.	50,470	$4,929,910
Genpact, Ltd.	134,525	4,883,257
		9,813,167

Vietnam (2.86%)
FPT Corp.	1,240,556	2,639,594
Ho Chi Minh City Development Joint Stock Commercial Bank	2,240,203	2,703,154
Lix Detergent JSC	437,310	831,898
Vietnam Dairy Products JSC	750,325	4,182,166
Vietnam Technological & Commercial Joint Stock Bank(a)	2,879,979	2,986,645
		13,343,457

TOTAL COMMON STOCKS
(Cost $373,191,847)		431,851,290

	Principal Amount	Value (Note 2)
CORPORATE BONDS (0.18%)
Malaysia (0.18%)
AEON Credit Service M Bhd
3.50%, 09/15/2020	$2,260,800	$814,752

TOTAL CORPORATE BONDS
(Cost $537,071)		814,752

TOTAL INVESTMENTS (92.77%)
(Cost $373,728,918)		$432,666,042

Other Assets In Excess Of Liabilities (7.23%)		33,732,534

NET ASSETS (100.00%)		$466,398,576

See Notes to Financial Statements.

32	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

April 30, 2019

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2019, these securities had a total aggregate market value of $39,868,360 representing 8.55% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2019, the aggregate market value of these securities was $49,437,457, representing 10.60% of net assets.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2019	33

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

April 30, 2019

	Shares	Value (Note 2)
COMMON STOCKS (98.75%)
Australia (10.22%)
Australian Ethical Investment, Ltd.	41,500	$64,362
Class, Ltd.	122,533	150,301
Fiducian Group, Ltd.	231,928	787,241
HUB24, Ltd.	16,900	178,705
Kogan.com, Ltd.	144,289	569,613
Lycopodium, Ltd.	49,526	164,093
Mainstream Group Holdings, Ltd.	1,001,078	416,369
National Storage REIT	348,373	439,598
National Veterinary Care, Ltd.	524,152	742,697
People Infrastructure, Ltd.	73,500	132,125
		3,645,104

Brazil (0.13%)
Arco Platform, Ltd., Class A(a)	1,475	47,392

Britain (14.07%)
AB Dynamics PLC	6,532	191,649
City of London Investment Group PLC	44,447	240,530
Clipper Logistics PLC	59,135	222,083
Curtis Banks Group PLC	78,479	312,127
CVS Group PLC	31,500	258,163
dotdigital group PLC	152,400	198,730
Impax Asset Management Group PLC	136,519	415,679
JTC PLC(b)(c)	57,900	299,742
K3 Capital Group PLC	143,979	276,929
LoopUp Group PLC(a)	89,733	403,691
Morses Club PLC	68,538	158,191
On the Beach Group PLC(c)	51,200	305,783
Oxford Immunotec Global PLC(a)	20,167	327,310
Premier Asset Management Group PLC	60,375	167,299
River & Mercantile Group PLC	61,300	206,233
Sanne Group PLC	59,000	481,620
Tracsis PLC	19,300	164,845
Volution Group PLC	86,601	195,365
XPS Pensions Group PLC(c)	90,680	189,195
		5,015,164

China (2.77%)
BBI Life Sciences Corp.(c)	1,555,000	467,800
Essex Bio-technology, Ltd.	308,000	283,862
O2Micro International, Ltd., ADR(a)	162,425	237,141
		988,803

Colombia (0.49%)
Amerisur Resources PLC(a)	1,041,800	174,704
	Shares	Value (Note 2)
Egypt (0.52%)
Obour Land For Food Industries	372,774	$186,930

Finland (0.29%)
Siili Solutions Oyj	10,200	102,963

France (2.21%)
Esker SA	3,500	289,317
Infotel SA	4,000	172,726
Neurones	3,900	93,609
Thermador Groupe	4,074	232,126
		787,778

Georgia (1.27%)
Georgia Healthcare Group PLC(a)(b)(c)	60,281	171,362
TBC Bank Group PLC	13,187	279,949
		451,311

Germany (1.05%)
FinTech Group AG(a)	6,400	151,102
Marley Spoon AG(a)	150,636	45,131
Nexus AG	6,200	177,325
		373,558

Greece (2.03%)
Sarantis SA	87,400	724,426

Hong Kong (2.82%)
Plover Bay Technologies, Ltd.(c)	3,747,000	606,604
TK Group Holdings, Ltd.	589,000	397,933
		1,004,537

India (3.94%)
Cyient, Ltd.	23,640	200,394
Kovai Medical Center and Hospital	17,618	187,442
Mastek, Ltd.	19,498	135,315
Metropolis Healthcare, Ltd.(a)(b)(c)	18,316	249,603
TCI Express, Ltd.	12,556	121,501
Time Technoplast, Ltd.	77,015	100,264
Vaibhav Global, Ltd.	41,670	410,177
		1,404,696

Indonesia (2.19%)
Arwana Citramulia Tbk PT	7,920,100	283,456
Hexindo Adiperkasa Tbk PT	557,000	121,172
Selamat Sempurna Tbk PT	3,592,000	378,105
		782,733

Ireland (0.94%)
Hostelworld Group PLC(b)(c)	43,487	140,350

See Notes to Financial Statements.

34	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

April 30, 2019

	Shares	Value (Note 2)
Ireland (continued)
Irish Residential Properties REIT PLC	110,400	$195,643
		335,993

Italy (0.34%)
Piovan SpA(a)(b)(c)	18,476	122,057

Japan (11.61%)
AIT Corp.	19,600	190,378
Atrae, Inc.(a)	4,500	136,945
Central Automotive Products, Ltd.	16,500	252,103
eGuarantee, Inc.	22,000	233,637
Future Corp.	19,900	331,205
M&A Capital Partners Co., Ltd.(a)	14,400	610,799
MarkLines Co., Ltd.	20,600	291,076
Naigai Trans Line, Ltd.	34,600	413,106
Open Door, Inc.(a)	7,300	209,377
SBI FinTech Solutions Co., Ltd.	9,715	96,472
Silver Life Co., Ltd.(a)	3,700	132,030
Synchro Food Co., Ltd.(a)	31,500	157,507
Syuppin Co., Ltd.	56,500	374,824
Trancom Co., Ltd.	2,700	156,336
Vega Corp. Co., Ltd.(a)	27,500	174,290
Yakuodo Co., Ltd.	15,500	378,334
		4,138,419

Malaysia (1.23%)
AEON Credit Service M Bhd	64,950	256,061
Mynews Holdings Bhd	535,000	181,806
		437,867

Netherlands (0.75%)
Shop Apotheke Europe NV(a)(b)	6,875	266,801

New Zealand (0.00%)(d)
CBL Corp., Ltd.(a)(e)	159,993	0

Norway (5.69%)
Infront ASA(a)	155,600	367,923
Medistim ASA	19,662	289,434
Sbanken ASA(b)(c)	53,500	526,477
Self Storage Group ASA(a)	202,748	434,756
Webstep AS(b)(c)	145,752	408,834
		2,027,424

Oman (0.65%)
Tethys Oil AB	28,417	233,239

Philippines (2.03%)
Concepcion Industrial Corp.	334,770	289,079
Pryce Corp.	4,656,000	433,324
		722,403
	Shares	Value (Note 2)
Poland (0.80%)
LiveChat Software SA	18,500	$150,074
PGS Software SA	51,047	135,450
		285,524

Singapore (0.42%)
Riverstone Holdings, Ltd./Singapore	197,800	149,793

South Africa (0.34%)
ARB Holdings, Ltd.	400,143	122,239

South Korea (0.66%)
LEENO Industrial, Inc.	4,800	235,038

Sri Lanka (0.07%)
Royal Ceramics Lanka PLC	74,878	24,436

Sweden (4.11%)
Absolent Group AB	6,876	259,194
KNOW IT AB	19,150	451,672
OEM International AB, Class B	5,685	128,699
SwedenCare AB(a)	36,978	262,428
Vitec Software Group AB, Class B	35,500	362,583
		1,464,576

Taiwan (7.93%)
Bioteque Corp.	130,000	481,700
FineTek Co., Ltd.	57,000	158,636
Materials Analysis Technology, Inc.	48,045	117,854
Pacific Hospital Supply Co., Ltd.	139,000	329,721
Poya International Co., Ltd.	25,000	302,984
Rafael Microelectronics, Inc.	32,000	173,457
Sinmag Equipment Corp.	35,190	140,072
Sporton International, Inc.	74,725	442,532
Tehmag Foods Corp.	30,300	209,347
TSC Auto ID Technology Co., Ltd.	27,000	247,273
TTFB Co., Ltd.	27,000	225,430
		2,829,006

Thailand (0.33%)
WICE Logistics PCL	961,000	116,193

Turkey (1.00%)
DP Eurasia NV(a)(b)(c)	301,284	355,159

United States (13.96%)
Aratana Therapeutics, Inc.(a)	68,900	323,830
BioDelivery Sciences International, Inc.(a)	35,225	170,137
Coastal Financial Corp.(a)	12,400	197,780
DXP Enterprises, Inc.(a)	8,800	377,432

See Notes to Financial Statements.

Annual Report | April 30, 2019	35

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

April 30, 2019

	Shares	Value (Note 2)
United States (continued)
Esquire Financial Holdings, Inc.(a)	32,060	$805,988
Hackett Group, Inc.	18,175	278,986
Heska Corp.(a)	2,400	186,384
Hingham Institution for Savings	2,315	428,298
Kinsale Capital Group, Inc.	2,600	188,760
NV5 Global, Inc.(a)	3,050	193,187
Resources Connection, Inc.	42,075	675,725
Seacoast Commerce Banc Holdings	15,325	303,588
STAAR Surgical Co.(a)	8,300	269,584
Systemax, Inc.	5,100	115,821
Transcat, Inc.(a)	8,616	198,599
Veracyte, Inc.(a)	11,529	263,668
		4,977,767

Vietnam (1.89%)
Lix Detergent JSC	208,790	397,183
Taisun Int'l Holding Corp.	67,000	277,531
		674,714

TOTAL COMMON STOCKS
(Cost $30,929,997)		35,208,747

	Principal Amount	Value (Note 2)
CORPORATE BONDS (0.59%)
Germany (0.46%)
publity AG
3.50%, 11/17/2020	$150,000	$162,478

Malaysia (0.13%)
AEON Credit Service M Bhd
3.50%, 09/15/2020	129,900	46,814

TOTAL CORPORATE BONDS
(Cost $195,634)		209,292

TOTAL INVESTMENTS (99.34%)
(Cost $31,125,631)		$35,418,039

Other Assets In Excess Of Liabilities (0.66%)		236,442

NET ASSETS (100.00%)		$35,654,481
(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2019, these securities had a total aggregate market value of $2,540,385 representing 7.13% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2019, the aggregate market value of these securities was $3,842,966, representing 10.78% of net assets.
(d)	Less than 0.005%.
(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

36	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2019

	Shares	Value (Note 2)
COMMON STOCKS (96.33%)
Argentina (0.75%)
Globant SA(a)	58,600	$4,921,814

Australia (1.31%)
Class, Ltd.	974,499	1,195,333
Fiducian Group, Ltd.	181,000	614,375
Kogan.com, Ltd.	725,112	2,862,540
National Storage REIT	1,818,117	2,294,210
National Veterinary Care, Ltd.	1,128,159	1,598,545
		8,565,003

Austria (0.73%)
Palfinger AG	147,118	4,801,722

Bangladesh (0.18%)
Square Pharmaceuticals, Ltd.	377,221	1,161,196

Belgium (0.71%)
Melexis NV	58,193	4,666,755

Bermuda (0.70%)
Bank of NT Butterfield & Son, Ltd.	114,000	4,562,280

Brazil (1.58%)
Arco Platform, Ltd., Class A(a)	17,864	573,970
Fleury SA	885,200	4,686,632
Pagseguro Digital, Ltd., Class A(a)	196,125	5,111,018
		10,371,620

Britain (13.70%)
Ascential PLC	963,100	4,478,481
B&M European Value Retail SA	1,591,400	8,186,614
boohoo Group PLC(a)	2,033,000	6,513,591
City of London Investment Group PLC	73,063	395,388
Clipper Logistics PLC	643,195	2,415,534
Close Brothers Group PLC	83,649	1,692,897
Curtis Banks Group PLC	196,200	780,327
CVS Group PLC	628,817	5,153,562
Dechra Pharmaceuticals PLC	268,400	9,309,838
Endava PLC, ADR(a)	119,857	3,963,671
FDM Group Holdings PLC	146,200	1,868,321
Impax Asset Management Group PLC	197,890	602,544
Intertek Group PLC	42,700	2,978,925
JTC PLC(b)(c)	795,438	4,117,891
K3 Capital Group PLC	356,600	685,885
On the Beach Group PLC(c)	608,300	3,632,965
Oxford Immunotec Global PLC(a)	245,458	3,983,783
Premier Asset Management Group PLC	423,737	1,174,176
	Shares	Value (Note 2)
Britain (continued)
River & Mercantile Group PLC	477,200	$1,605,455
RPS Group PLC	1,037,039	2,623,462
Sabre Insurance Group PLC(b)(c)	837,400	2,904,642
Sanne Group PLC	641,314	5,235,076
Secure Trust Bank PLC	58,042	1,135,303
Softcat PLC	288,400	3,410,991
St. James's Place PLC	358,431	5,241,829
Ted Baker PLC	85,718	1,797,364
Ultra Electronics Holdings PLC	151,000	3,134,714
Volution Group PLC	291,700	658,052
		89,681,281

Canada (4.06%)
Biosyent, Inc.(a)	142,800	788,774
Gildan Activewear, Inc.	185,400	6,836,426
Lululemon Athletica, Inc.(a)	45,725	8,063,604
Richelieu Hardware, Ltd.	276,865	4,300,635
Ritchie Bros Auctioneers, Inc.	52,550	1,828,214
Stantec, Inc.	190,212	4,763,464
		26,581,117

China (2.79%)
BBI Life Sciences Corp.(c)	13,832,000	4,161,167
CSPC Pharmaceutical Group, Ltd.	1,849,000	3,563,747
O2Micro International, Ltd., ADR(a)	954,611	1,393,732
On-Bright Electronics, Inc.	508,181	2,943,736
Silergy Corp.	336,852	5,515,909
WuXi AppTec Co., Ltd., Class H(a)(b)(c)	56,000	688,864
		18,267,155

Colombia (0.80%)
Parex Resources, Inc.(a)	307,100	5,231,038

Denmark (0.42%)
Ambu A/S, Class B	95,679	2,744,754

Egypt (0.10%)
Integrated Diagnostics Holdings PLC(b)(c)	131,600	638,260

France (2.74%)
Alten SA	28,581	3,119,094
BioMerieux	42,200	3,348,707
Bureau Veritas SA	48,500	1,228,299
Esker SA	28,047	2,318,420
Eurofins Scientific SE	8,500	3,889,711
Infotel SA	14,520	626,997
Neurones	39,608	950,681
Thermador Groupe	42,660	2,430,652
		17,912,561

See Notes to Financial Statements.

Annual Report | April 30, 2019	37

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2019

	Shares	Value (Note 2)
Georgia (0.92%)
Bank of Georgia Group PLC	102,600	$2,299,859
Georgia Capital PLC(a)	112,900	1,489,884
TBC Bank Group PLC	105,471	2,239,058
		6,028,801

Germany (4.65%)
Dermapharm Holding SE(a)	185,600	6,744,678
FinTech Group AG(a)	87,600	2,068,209
Grand City Properties SA	134,223	3,155,415
GRENKE AG	20,700	2,197,501
Nexus AG	111,824	3,198,257
Norma Group SE	104,068	4,918,696
PATRIZIA Immobilien AG	152,213	3,170,311
Wirecard AG	33,185	4,976,356
		30,429,423

Hong Kong (1.34%)
International Housewares Retail Co., Ltd.	2,372,000	622,874
Value Partners Group, Ltd.	6,961,000	5,235,302
Vitasoy International Holdings, Ltd.	578,483	2,912,768
		8,770,944

India (4.83%)
Bajaj Finance, Ltd.	154,250	6,865,917
Cyient, Ltd.	489,116	4,146,186
Gulf Oil Lubricants India, Ltd.	24,499	303,112
HDFC Asset Management Co., Ltd.(b)(c)	89,000	2,168,962
HDFC Bank, Ltd.	65,500	2,182,384
Kellton Tech Solutions, Ltd.(a)	447,981	279,208
Kovai Medical Center and Hospital	25,501	271,312
L&T Technology Services, Ltd.(b)(c)	64,348	1,607,272
Metropolis Healthcare, Ltd.(a)(b)(c)	267,791	3,649,346
TCI Express, Ltd.	59,149	572,366
Time Technoplast, Ltd.	1,305,759	1,699,930
WNS Holdings, Ltd., ADR(a)	138,025	7,888,129
		31,634,124

Indonesia (1.43%)
Arwana Citramulia Tbk PT	59,516,800	2,130,075
Selamat Sempurna Tbk PT	58,609,000	6,169,368
Ultrajaya Milk Industry & Trading Co. Tbk PT	11,829,000	1,062,535
		9,361,978

Ireland (1.12%)
Irish Residential Properties REIT PLC	1,674,246	2,966,980
	Shares	Value (Note 2)
Ireland (continued)
Keywords Studios PLC	215,200	$4,369,269
		7,336,249

Israel (0.87%)
Wix.com, Ltd.(a)	42,459	5,696,299

Italy (3.17%)
Brembo SpA	289,211	3,795,237
DiaSorin SpA	70,988	6,934,918
FinecoBank Banca Fineco SpA	316,812	4,169,874
Interpump Group SpA	145,683	5,470,569
Piovan SpA(a)(b)(c)	61,200	404,301
		20,774,899

Japan (10.03%)
AIT Corp.	371,600	3,609,419
Arcland Service Holdings Co., Ltd.	107,400	1,908,026
Cosmos Pharmaceutical Corp.	9,900	1,576,606
Create SD Holdings Co., Ltd.	265,400	6,108,763
Future Corp.	182,400	3,035,770
Japan Lifeline Co., Ltd.	401,500	6,314,718
M&A Capital Partners Co., Ltd.(a)	65,100	2,761,322
MarkLines Co., Ltd.	61,200	864,750
MISUMI Group, Inc.	193,400	4,996,680
Naigai Trans Line, Ltd.	74,300	887,104
Nihon M&A Center, Inc.	146,900	4,154,002
Open Door, Inc.(a)	73,600	2,110,974
Seria Co., Ltd.	173,300	5,133,893
Strike Co., Ltd.	70,300	1,271,010
Sundrug Co., Ltd.	71,100	1,899,489
Synchro Food Co., Ltd.(a)	320,900	1,604,572
Systena Corp.	204,200	2,438,045
Syuppin Co., Ltd.	215,200	1,427,648
Tokyo Century Corp.	71,800	3,300,112
Trancom Co., Ltd.	71,370	4,132,470
Tsuruha Holdings, Inc.	49,100	4,174,128
Yakuodo Co., Ltd.	79,400	1,938,046
		65,647,547

Malaysia (0.44%)
AEON Credit Service M Bhd	730,720	2,880,817

Mexico (0.31%)
Regional SAB de CV	378,034	2,045,933

Netherlands (1.04%)
Aalberts NV	173,522	6,811,783

New Zealand (0.00%)(d)
CBL Corp., Ltd.(a)(e)	1,107,672	1

Norway (1.43%)
Medistim ASA	152,700	2,247,814

See Notes to Financial Statements.

38	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2019

	Shares	Value (Note 2)
Norway (continued)
Sbanken ASA(b)(c)	724,610	$7,130,657
		9,378,471

Oman (0.28%)
Tethys Oil AB	222,700	1,827,861

Philippines (1.14%)
Concepcion Industrial Corp.	1,035,152	893,871
Puregold Price Club, Inc.	4,647,000	3,736,326
Robinsons Retail Holdings, Inc.	1,868,000	2,795,951
		7,426,148

Poland (0.90%)
Dino Polska SA(a)(b)(c)	148,097	4,921,776
LiveChat Software SA	76,200	618,142
PGS Software SA	120,487	319,705
		5,859,623

Singapore (0.42%)
Riverstone Holdings, Ltd./Singapore	3,665,000	2,775,494

South Africa (0.25%)
Italtile, Ltd.	1,595,243	1,616,989

South Korea (0.83%)
Hy-Lok Corp.	44,841	756,211
ISC Co., Ltd.	80,710	798,014
Koh Young Technology, Inc.	19,581	1,619,248
LEENO Industrial, Inc.	46,500	2,276,934
		5,450,407

Sweden (2.91%)
AddTech AB, Class B	201,927	4,922,119
Hexpol AB	372,500	2,902,450
Indutrade AB	105,600	3,222,322
KNOW IT AB	70,000	1,651,022
Nibe Industrier AB, Class B	276,600	3,716,290
OEM International AB, Class B	15,188	343,831
Sweco AB, Class B	90,185	2,301,832
		19,059,866

Switzerland (0.09%)
VZ Holding AG	2,335	570,602

Taiwan (1.96%)
Bioteque Corp.	967,000	3,583,104
FineTek Co., Ltd.	102,000	283,874
Poya International Co., Ltd.	171,000	2,072,409
Sinmag Equipment Corp.	342,421	1,362,991
Sporton International, Inc.	734,671	4,350,824
	Shares	Value (Note 2)
Taiwan (continued)
Test Research, Inc.	665,000	$1,157,794
		12,810,996

Turkey (0.07%)
DP Eurasia NV(a)(b)(c)	403,911	476,137

United Arab Emirates (0.40%)
Aramex PJSC	2,042,645	2,641,483

United States (23.76%)
Aratana Therapeutics, Inc.(a)	239,505	1,125,673
BioDelivery Sciences International, Inc.(a)	449,750	2,172,292
Cactus, Inc., Class A(a)	77,950	2,829,585
Core Laboratories NV	69,750	4,421,453
DXP Enterprises, Inc.(a)	131,500	5,640,035
EPAM Systems, Inc.(a)	62,150	11,147,224
Esquire Financial Holdings, Inc.(a)	13,051	328,102
ExlService Holdings, Inc.(a)	52,700	3,130,380
Fastenal Co.	121,100	8,543,605
First Republic Bank	100,900	10,657,058
Genpact, Ltd.	191,875	6,965,063
Hackett Group, Inc.	171,400	2,630,990
Hamilton Lane, Inc., Class A	53,042	2,591,632
Heska Corp.(a)	18,525	1,438,652
Hingham Institution for Savings	16,645	3,079,491
Inphi Corp.(a)	113,125	5,165,288
Knight-Swift Transportation Holdings, Inc.	449,720	14,998,162
Littelfuse, Inc.	6,900	1,387,245
Microchip Technology, Inc.	50,470	5,041,448
Monro, Inc.	61,725	5,174,407
MSC Industrial Direct Co., Inc., Class A	55,675	4,657,214
NV5 Global, Inc.(a)	28,050	1,776,687
Paycom Software, Inc.(a)	29,525	5,979,698
Pluralsight, Inc., Class A(a)	92,466	3,281,618
Power Integrations, Inc.	170,200	13,449,204
Qualys, Inc.(a)	43,800	3,953,388
Resources Connection, Inc.	462,493	7,427,638
Silicon Laboratories, Inc.(a)	39,640	4,267,642
SVB Financial Group(a)	20,275	5,103,623
Systemax, Inc.	140,845	3,198,590
TriMas Corp.(a)	128,594	3,977,412
		155,540,499

Vietnam (1.17%)
Ho Chi Minh City
Development Joint Stock
Commercial Bank	1,602,160	1,933,256
Vietnam Dairy Products JSC	430,560	2,399,858

See Notes to Financial Statements.

Annual Report | April 30, 2019	39

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2019

	Shares	Value (Note 2)
Vietnam (continued)
Vietnam Technological & Commercial Joint Stock Bank(a)	3,191,904	$3,310,122
		7,643,236

TOTAL COMMON STOCKS
(Cost $479,743,147)		630,603,166

PREFERRED STOCKS (0.30%)
United States (0.30%)
Dataminr Inc - Private Placement(a)(e)	96,640	1,923,136

TOTAL PREFERRED STOCKS
(Cost $1,923,136)		1,923,136

	Principal Amount	Value (Note 2)
CORPORATE BONDS (0.09%)
Malaysia (0.09%)
AEON Credit Service M Bhd
3.50%, 09/15/2020	$1,678,440	$604,880

TOTAL CORPORATE BONDS
(Cost $398,727)		604,880

TOTAL INVESTMENTS (96.72%)
(Cost $482,065,010)		$633,131,182

Other Assets In Excess Of Liabilities (3.28%)		21,476,248

NET ASSETS (100.00%)		$654,607,430

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2019, these securities had a total aggregate market value of $28,708,108 representing 4.39% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2019, the aggregate market value of these securities was $36,502,240, representing 5.58% of net assets.
(d)	Less than 0.005%.
(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

40	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments
April 30, 2019

	Shares	Value (Note 2)
COMMON STOCKS (98.53%)
Argentina (0.49%)
Globant SA(a)	19,088	$1,603,201

Australia (3.31%)
Appen, Ltd.	41,442	739,712
Australian Ethical Investment, Ltd.	487,800	756,524
Class, Ltd.	436,300	535,171
Domino's Pizza Enterprises, Ltd.	49,000	1,485,330
Kogan.com, Ltd.	315,008	1,243,564
Lycopodium, Ltd.	181,976	602,935
Mainstream Group Holdings, Ltd.	2,505,366	1,042,033
National Storage REIT	1,034,786	1,305,756
National Veterinary Care, Ltd.	720,900	1,021,479
Netwealth Group, Ltd.	243,326	1,629,561
People Infrastructure, Ltd.	299,200	537,849
		10,899,914

Austria (0.29%)
Palfinger AG	29,648	967,668

Bangladesh (0.34%)
Square Pharmaceuticals, Ltd.	359,269	1,105,934

Belgium (0.23%)
Melexis NV	9,497	761,607

Bermuda (0.80%)
Bank of NT Butterfield & Son, Ltd.	65,400	2,617,308

Brazil (1.46%)
Arco Platform, Ltd., Class A(a)	27,873	895,559
Fleury SA	270,500	1,432,144
Pagseguro Digital, Ltd., Class A(a)	52,875	1,377,923
Raia Drogasil SA	63,000	1,101,709
		4,807,335

Britain (12.78%)
AB Dynamics PLC	38,193	1,120,584
Abcam PLC	53,200	903,928
Alpha FX Group PLC(b)	66,800	683,792
Ascential PLC	134,300	624,504
ASOS PLC(a)	27,300	1,395,846
B&M European Value Retail SA	554,600	2,853,020
boohoo Group PLC(a)	750,300	2,403,909
Close Brothers Group PLC	46,074	932,450
Curtis Banks Group PLC	278,800	1,108,844
CVS Group PLC	111,100	910,537
Dechra Pharmaceuticals PLC	61,300	2,126,278
dotdigital group PLC	1,212,256	1,580,783
	Shares	Value (Note 2)
Britain (continued)
Endava PLC, ADR(a)	62,848	$2,078,383
First Derivatives PLC	14,850	613,852
Horizon Discovery Group PLC(a)	282,600	686,904
Impax Asset Management Group PLC	547,041	1,665,654
Intertek Group PLC	11,400	795,310
JTC PLC(b)(c)	502,542	2,601,602
K3 Capital Group PLC	170,800	328,517
LoopUp Group PLC(a)	218,949	985,009
Morses Club PLC	475,200	1,096,801
On the Beach Group PLC(b)	275,700	1,646,570
Oxford Immunotec Global PLC(a)	50,575	820,832
RPS Group PLC	327,199	827,736
Sabre Insurance Group PLC(b)(c)	697,900	2,420,766
Sanne Group PLC	327,073	2,669,912
Softcat PLC	79,108	935,633
St. James's Place PLC	189,929	2,777,593
Volution Group PLC	346,347	781,332
XPS Pensions Group PLC(b)	804,128	1,677,734
		42,054,615

Canada (2.29%)
Biosyent, Inc.(a)	93,300	515,354
Gildan Activewear, Inc.	33,000	1,216,840
Lululemon Athletica, Inc.(a)	11,700	2,063,295
Richelieu Hardware, Ltd.	62,200	966,173
Ritchie Bros Auctioneers, Inc.	40,750	1,417,692
Stantec, Inc.	53,820	1,347,810
		7,527,164

China (5.10%)
51job, Inc., ADR(a)	10,625	981,113
58.com, Inc., ADR(a)	12,475	895,580
BBI Life Sciences Corp.(b)	7,001,500	2,106,305
China Medical System Holdings, Ltd.	565,000	500,555
CSPC Pharmaceutical Group, Ltd.	550,000	1,060,065
Essex Bio-technology, Ltd.	1,305,000	1,202,727
Hop Hing Group Holdings, Ltd.	43,436,000	830,537
HUYA, Inc., ADR(a)	6,488	154,998
Koolearn Technology Holding, Ltd.(a)(b)(c)	608,000	854,089
Man Wah Holdings, Ltd.	1,392,000	716,867
O2Micro International, Ltd., ADR(a)	292,039	426,377
On-Bright Electronics, Inc.	204,528	1,184,768
Shanghai Haohai Biological Technology Co., Ltd., Class H(b)(c)	121,700	780,327
Silergy Corp.	92,925	1,521,635

See Notes to Financial Statements.
Annual Report | April 30, 2019	41

Grandeur Peak Global Reach Fund	Portfolio of Investments
April 30, 2019

	Shares	Value (Note 2)
China (continued)
WuXi AppTec Co., Ltd., Class H(a)(b)(c)	146,000	$1,795,967
Yum China Holdings, Inc.	37,250	1,770,865
		16,782,775

Colombia (1.38%)
Amerisur Resources PLC(a)	5,167,900	866,629
Parex Resources, Inc.(a)	215,961	3,678,607
		4,545,236

Denmark (0.16%)
Ambu A/S, Class B	18,080	518,663

Egypt (0.55%)
African Export-Import Bank, GDR	200,000	816,000
Commercial International Bank Egypt SAE	86,173	383,287
Integrated Diagnostics Holdings PLC(b)(c)	129,237	626,799
		1,826,086

Finland (0.47%)
Metso OYJ	25,300	942,383
Terveystalo Oyj(b)(c)	59,800	602,304
		1,544,687

France (2.27%)
Alten SA	10,400	1,134,970
BioMerieux	10,500	833,209
Bureau Veritas SA	36,300	919,324
Esker SA	21,509	1,777,976
Eurofins Scientific SE	900	411,852
Infotel SA	21,060	909,405
Neurones	17,282	414,807
Thermador Groupe	18,808	1,071,629
		7,473,172

Georgia (0.25%)
Georgia Healthcare Group PLC(a)(b)(c)	284,198	807,896

Germany (4.76%)
CANCOM SE	15,800	796,749
Dermapharm Holding SE(a)	34,800	1,264,627
FinTech Group AG(a)	23,000	543,023
FUCHS PETROLUB SE	15,500	674,183
Grand City Properties SA	69,400	1,631,507
GRENKE AG	17,000	1,804,711
Marley Spoon AG(a)	1,162,278	348,223
Nexus AG	32,485	929,098
Norma Group SE	28,260	1,335,688
PATRIZIA Immobilien AG	99,904	2,080,813
Puma SE	3,000	1,855,688
	Shares	Value (Note 2)
Germany (continued)
Wirecard AG	15,996	$2,398,728
		15,663,038

Greece (0.50%)
Sarantis SA	199,040	1,649,768

Hong Kong (1.35%)
Plover Bay Technologies, Ltd.(b)	2,930,000	474,340
TK Group Holdings, Ltd.	1,720,000	1,162,043
Vitasoy International Holdings, Ltd.	558,000	2,809,632
		4,446,015

India (4.92%)
Bajaj Finance, Ltd.	55,000	2,448,139
Central Depository Services India, Ltd.(b)	96,500	324,031
Cyient, Ltd.	181,100	1,535,166
Gulf Oil Lubricants India, Ltd.	15,885	196,536
HDFC Asset Management Co., Ltd.(b)(c)	26,000	633,629
HDFC Bank, Ltd.	56,000	1,865,855
HDFC Life Insurance Co., Ltd.(b)(c)	66,500	386,788
Kovai Medical Center and Hospital	18,322	194,933
L&T Technology Services, Ltd.(b)(c)	21,000	524,534
Metropolis Healthcare, Ltd.(a)(b)(c)	83,879	1,143,069
Poly Medicure, Ltd.	242,220	680,826
TCI Express, Ltd.	133,959	1,296,280
Time Technoplast, Ltd.	542,756	706,598
Vaibhav Global, Ltd.	96,447	949,373
WNS Holdings, Ltd., ADR(a)	58,075	3,318,986
		16,204,743

Indonesia (1.67%)
Arwana Citramulia Tbk PT	26,137,200	935,437
Bank Central Asia Tbk PT	571,500	1,153,026
Hexindo Adiperkasa Tbk PT	1,636,900	356,097
Indonesia Pondasi Raya Tbk PT	4,149,800	130,464
Link Net Tbk PT	1,082,400	330,417
Selamat Sempurna Tbk PT	20,026,300	2,108,032
Ultrajaya Milk Industry & Trading Co. Tbk PT	5,474,800	491,771
		5,505,244

Ireland (0.55%)
Hostelworld Group PLC(b)(c)	371,708	1,199,652
Keywords Studios PLC	29,800	605,038
		1,804,690

See Notes to Financial Statements.
42	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments
April 30, 2019

	Shares	Value (Note 2)
Israel (1.27%)
Wix.com, Ltd.(a)	31,050	$4,165,668

Italy (1.89%)
Brembo SpA	108,750	1,427,097
DiaSorin SpA	10,928	1,067,572
FinecoBank Banca Fineco SpA	127,298	1,675,494
Interpump Group SpA	32,697	1,227,811
Piovan SpA(a)(b)(c)	123,863	818,267
		6,216,241

Japan (6.83%)
Aeon Delight Co., Ltd.	18,900	635,401
AIT Corp.	84,700	822,707
Cosmos Pharmaceutical Corp.	4,100	652,938
Create SD Holdings Co., Ltd.	47,300	1,088,713
Future Corp.	69,300	1,153,393
Japan Lifeline Co., Ltd.	75,200	1,182,732
MarkLines Co., Ltd.	36,300	512,915
MISUMI Group, Inc.	51,500	1,330,553
Naigai Trans Line, Ltd.	59,150	706,221
Nihon M&A Center, Inc.	77,100	2,180,215
Open Door, Inc.(a)	38,400	1,101,378
Pigeon Corp.	30,500	1,290,969
SBI FinTech Solutions Co., Ltd.	75,000	744,767
Seria Co., Ltd.	41,200	1,220,522
Strike Co., Ltd.	17,100	309,165
Sundrug Co., Ltd.	25,200	673,237
Synchro Food Co., Ltd.(a)	113,400	567,025
Systena Corp.	43,700	521,756
Syuppin Co., Ltd.	147,200	976,532
Trancom Co., Ltd.	18,300	1,059,608
Tsuruha Holdings, Inc.	10,500	892,634
Unicharm Corp.	23,600	773,072
Vega Corp. Co., Ltd.(a)	143,900	912,010
Yakuodo Co., Ltd.	47,200	1,152,088
		22,460,551

Kenya (0.22%)
Safaricom PLC	2,572,600	715,953

Malaysia (0.26%)
Mynews Holdings Bhd	1,818,000	617,799
Scicom MSC Bhd	934,000	243,976
		861,775

Mexico (0.12%)
Regional SAB de CV	74,857	405,129

Netherlands (1.01%)
Aalberts NV	52,082	2,044,532
Shop Apotheke Europe NV(a)(c)	33,000	1,280,644
		3,325,176
	Shares	Value (Note 2)
New Zealand (0.00%)(d)
CBL Corp., Ltd.(a)(e)	819,006	$0

Norway (1.55%)
Infront ASA(a)	156,700	370,524
Medistim ASA	41,941	617,391
Multiconsult ASA(b)(c)	63,000	460,043
Sbanken ASA(b)(c)	158,900	1,563,685
Self Storage Group ASA(a)	594,566	1,274,939
Webstep AS(b)(c)	288,000	807,840
		5,094,422

Oman (0.28%)
Tethys Oil AB	112,700	925,011

Pakistan (0.11%)
Meezan Bank, Ltd.	543,356	373,004

Philippines (1.93%)
Concepcion Industrial Corp.	1,793,920	1,549,079
Holcim Philippines, Inc.	3,883,400	944,908
Pryce Corp.	6,408,800	596,454
Puregold Price Club, Inc.	1,332,700	1,071,530
Wilcon Depot, Inc.	6,847,400	2,191,694
		6,353,665

Poland (1.29%)
CCC SA	8,462	459,255
Dino Polska SA(a)(b)(c)	80,518	2,675,892
LiveChat Software SA	89,904	729,310
PGS Software SA	138,887	368,529
		4,232,986

Russia (0.02%)
MD Medical Group
Investments PLC, GDR(b)	10,448	51,195

Singapore (0.23%)
Riverstone Holdings,
Ltd./Singapore	1,008,800	763,961

South Africa (0.95%)
ARB Holdings, Ltd.	2,093,266	639,467
Clicks Group, Ltd.	64,000	875,375
Italtile, Ltd.	822,600	833,813
Shoprite Holdings, Ltd.	64,200	773,452
		3,122,107

South Korea (0.33%)
ISC Co., Ltd.	1,133	11,203
Koh Young Technology, Inc.	8,993	743,675
Tokai Carbon Korea Co., Ltd.	6,000	318,452
		1,073,330

See Notes to Financial Statements.
Annual Report | April 30, 2019	43

Grandeur Peak Global Reach Fund	Portfolio of Investments
April 30, 2019

	Shares	Value (Note 2)
Spain (0.00%)(d)
Let's GOWEX SA(a)(e)	10,700	$0

Sri Lanka (0.05%)
Royal Ceramics Lanka PLC	547,598	178,705

Sweden (2.59%)
AddTech AB, Class B	34,300	836,088
Hexpol AB	94,627	737,316
Indutrade AB	26,800	817,786
KNOW IT AB	70,000	1,651,021
Nibe Industrier AB, Class B	93,000	1,249,512
OEM International AB, Class B	17,200	389,380
Sweco AB, Class B	41,100	1,049,014
SwedenCare AB(a)	157,700	1,119,176
Vitec Software Group AB, Class B	67,500	689,417
		8,538,710

Switzerland (0.74%)
Partners Group Holding AG	3,235	2,437,005

Taiwan (2.84%)
Bioteque Corp.	299,000	1,107,909
FineTek Co., Ltd.	148,000	411,896
Pacific Hospital Supply Co., Ltd.	588,000	1,394,790
Poya International Co., Ltd.	98,000	1,187,696
Sinmag Equipment Corp.	175,298	697,766
Sporton International, Inc.	275,859	1,633,675
Test Research, Inc.	409,440	712,853
TSC Auto ID Technology Co., Ltd.	64,600	591,625
TTFB Co., Ltd.	148,000	1,235,688
Voltronic Power Technology Corp.	19,000	375,069
		9,348,967

Thailand (0.20%)
TOA Paint Thailand PCL	666,000	657,134

Turkey (0.42%)
DP Eurasia NV(a)(b)(c)	1,180,525	1,391,623

United Arab Emirates (0.60%)
Aramex PJSC	1,518,033	1,963,072

United States (25.07%)
8x8, Inc.(a)	50,400	1,205,568
Accenture PLC, Class A	2,125	388,174
Amazon.com, Inc.(a)	950	1,830,194
Apollo Global Management LLC, Class A	55,225	1,805,305
Aratana Therapeutics, Inc.(a)	153,675	722,272
Axos Financial, Inc.(a)	22,200	726,384
Bank of Hawaii Corp.	15,525	1,278,949
	Shares	Value (Note 2)
United States (continued)
BioDelivery Sciences International, Inc.(a)	226,975	$1,096,289
Blackline, Inc.(a)	15,450	789,186
Blackstone Group LP	32,075	1,265,679
Burford Capital, Ltd.	88,000	1,876,197
Cactus, Inc., Class A(a)	39,650	1,439,295
Core Laboratories NV	16,175	1,025,333
CoreSite Realty Corp.	15,075	1,649,356
DexCom, Inc.(a)	3,450	417,691
DXP Enterprises, Inc.(a)	79,400	3,405,466
Edwards Lifesciences Corp.(a)	1,675	294,917
EPAM Systems, Inc.(a)	16,800	3,013,248
Equinix, Inc.	1,375	625,213
Esquire Financial Holdings, Inc.(a)	114,787	2,885,745
ExlService Holdings, Inc.(a)	19,475	1,156,815
Fastenal Co.	49,386	3,484,182
First Republic Bank	81,325	8,589,547
Focus Financial Partners, Inc., Class A(a)	11,775	441,563
Genpact, Ltd.	53,875	1,955,663
Goosehead Insurance, Inc., Class A	60,110	1,831,552
Hackett Group, Inc.	28,025	430,184
HealthEquity, Inc.(a)	12,725	862,119
Heska Corp.(a)	4,673	362,905
Hingham Institution for Savings	1,900	351,519
I3 Verticals, Inc., Class A(a)	20,800	502,112
Inphi Corp.(a)	34,275	1,564,997
Kinsale Capital Group, Inc.	25,050	1,818,630
Knight-Swift Transportation Holdings, Inc.	167,125	5,573,619
LGI Homes, Inc.(a)	16,425	1,138,417
Littelfuse, Inc.	3,100	623,255
Microchip Technology, Inc.	9,650	963,939
Monro, Inc.	16,375	1,372,716
MSC Industrial Direct Co., Inc., Class A	12,525	1,047,716
New Relic, Inc.(a)	13,000	1,368,120
NV5 Global, Inc.(a)	18,175	1,151,205
NVIDIA Corp.	3,025	547,525
Palo Alto Networks, Inc.(a)	2,700	671,841
Paycom Software, Inc.(a)	9,025	1,827,833
Pluralsight, Inc., Class A(a)	52,064	1,847,751
Power Integrations, Inc.	21,615	1,708,017
Qualys, Inc.(a)	17,200	1,552,472
Resources Connection, Inc.	100,975	1,621,659
Seacoast Commerce Banc Holdings	44,700	885,507
Silicon Laboratories, Inc.(a)	10,450	1,125,047
STAAR Surgical Co.(a)	9,979	324,118
SVB Financial Group(a)	10,200	2,567,544
Systemax, Inc.	44,213	1,004,077
Transcat, Inc.(a)	44,927	1,035,567
Veracyte, Inc.(a)	18,597	425,313

See Notes to Financial Statements.
44	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments
April 30, 2019

	Shares	Value (Note 2)
United States (continued)
Watsco, Inc.	6,325	$1,002,323
		82,477,830

Vietnam (1.81%)
Lix Detergent JSC	237,170	451,170
Taisun Int'l Holding Corp.	301,400	1,248,477
Vietnam Dairy Products JSC	365,929	2,039,617
Vietnam Technological & Commercial Joint Stock Bank(a)	2,138,281	2,217,477
		5,956,741

TOTAL COMMON STOCKS
(Cost $262,491,688)		324,206,720

PREFERRED STOCKS (0.28%)
United States (0.28%)
Dataminr Inc - Private Placement(a)(e)	45,833	912,077

TOTAL PREFERRED STOCKS
(Cost $912,077)		912,077

	Principal Amount	Value (Note 2)
CORPORATE BONDS (0.31%)
Germany (0.26%)
publity AG
3.50%, 11/17/2020	$800,000	$866,549

Malaysia (0.05%)
AEON Credit Service M Bhd
3.50%, 09/15/2020	445,800	160,658

TOTAL CORPORATE BONDS
(Cost $984,704)		1,027,207

TOTAL INVESTMENTS (99.12%)
(Cost $264,388,469)		$326,146,004

Other Assets In Excess Of Liabilities (0.88%)		2,903,867

NET ASSETS (100.00%)		$329,049,871

(a)	Non-Income Producing Security.
(b)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2019, the aggregate market value of these securities was $29,058,739, representing 8.83% of net assets.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2019, these securities had a total aggregate market value of $23,375,416 representing 7.10% of net assets.

(d)	Less than 0.005%.

(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | April 30, 2019	45

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

 April 30, 2019

	Shares	Value (Note 2)
COMMON STOCKS (97.21%)
Argentina (0.59%)
Globant SA(a)	13,925	$1,169,561

Australia (0.49%)
Domino's Pizza Enterprises, Ltd.	26,300	797,228
Netwealth Group, Ltd.	26,059	174,518
		971,746
Bangladesh (0.48%)
Square Pharmaceuticals, Ltd.	309,463	952,617

Belgium (0.87%)
Melexis NV	21,596	1,731,879

Bermuda (0.94%)
Bank of NT Butterfield & Son, Ltd.	46,660	1,867,333

Brazil (1.29%)
Fleury SA	204,000	1,080,064
Pagseguro Digital, Ltd., Class A(a)	30,225	787,663
Raia Drogasil SA	40,800	713,488
		2,581,215
Britain (10.83%)
Ascential PLC	151,900	706,345
B&M European Value Retail SA	765,900	3,940,008
boohoo Group PLC(a)	497,300	1,593,315
Close Brothers Group PLC	46,755	946,232
Dechra Pharmaceuticals PLC	92,000	3,191,152
Diploma PLC	24,450	510,125
Endava PLC, ADR(a)	20,975	693,643
Intertek Group PLC	18,800	1,311,564
Sanne Group PLC	360,020	2,938,860
Softcat PLC	68,800	813,718
St. James's Place PLC	337,507	4,935,828
		21,580,790
Canada (4.52%)
Gildan Activewear, Inc.	58,867	2,170,657
Lululemon Athletica, Inc.(a)	19,750	3,482,913
Ritchie Bros Auctioneers, Inc.	39,350	1,368,987
Stantec, Inc.	79,292	1,985,703
		9,008,260
China (5.40%)
51job, Inc., ADR(a)	12,875	1,188,878
58.com, Inc., ADR(a)	4,050	290,749
China Medical System Holdings, Ltd.	120,000	106,312
CSPC Pharmaceutical Group, Ltd.	577,000	1,112,105
	Shares	Value (Note 2)
China (continued)
Ctrip.com International, Ltd., ADR(a)	26,650	$1,173,932
Silergy Corp.	165,000	2,701,854
Tencent Holdings, Ltd.	15,100	746,839
WuXi AppTec Co., Ltd., Class H(a)(b)(c)	51,000	627,358
Wuxi Biologics Cayman, Inc.(a)(b)(c)	77,000	774,437
Yum China Holdings, Inc.	43,175	2,052,540
		10,775,004

Colombia (1.04%)
Parex Resources, Inc.(a)	122,195	2,081,428

Denmark (0.49%)
Ambu A/S, Class B	34,071	977,398

Egypt (0.29%)
Commercial International
Bank Egypt SAE	129,577	576,342

France (2.87%)
Alten SA	19,982	2,180,670
BioMerieux	10,475	831,225
Bureau Veritas SA	41,250	1,044,687
Eurofins Scientific SE	3,635	1,663,424
		5,720,006

Georgia (0.80%)
Bank of Georgia Group PLC	53,962	1,209,600
Georgia Capital PLC(a)	29,100	384,018
		1,593,618

Germany (6.65%)
Dermapharm Holding SE(a)	55,600	2,020,496
FUCHS PETROLUB SE	25,200	1,096,091
Grand City Properties SA	63,100	1,483,402
GRENKE AG	15,400	1,634,856
Norma Group SE	37,490	1,771,937
PATRIZIA Immobilien AG	76,015	1,583,250
Puma SE	1,100	680,419
Wirecard AG	19,850	2,976,666
		13,247,117

Hong Kong (2.47%)
Value Partners Group, Ltd.	2,387,900	1,795,917
Vitasoy International Holdings, Ltd.	620,500	3,124,331
		4,920,248

India (4.16%)
Bajaj Finance, Ltd.	53,070	2,362,232
HDFC Asset Management Co., Ltd.(b)(c)	53,408	1,301,572
HDFC Bank, Ltd.	24,500	816,311

See Notes to Financial Statements.

46	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

April 30, 2019

	Shares	Value (Note 2)
India (continued)
HDFC Life Insurance Co., Ltd.(b)(c)	141,500	$823,016
L&T Technology Services, Ltd.(b)(c)	30,757	768,242
WNS Holdings, Ltd., ADR(a)	38,825	2,218,849
		8,290,222

Indonesia (0.41%)
Bank Central Asia Tbk PT	410,500	828,202

Israel (1.08%)
Wix.com, Ltd.(a)	16,050	2,153,268

Italy (4.08%)
Brembo SpA	170,349	2,235,443
DiaSorin SpA	26,546	2,593,316
FinecoBank Banca Fineco SpA	138,740	1,826,094
Interpump Group SpA	39,292	1,475,461
		8,130,314

Japan (9.62%)
Aeon Delight Co., Ltd.	31,600	1,062,364
Cosmos Pharmaceutical Corp.	3,500	557,386
Create SD Holdings Co., Ltd.	53,800	1,238,325
Japan Lifeline Co., Ltd.	148,300	2,332,435
MISUMI Group, Inc.	97,400	2,516,425
MonotaRO Co., Ltd.	31,800	731,376
Nihon M&A Center, Inc.	146,800	4,151,174
Pigeon Corp.	27,200	1,151,290
Seria Co., Ltd.	62,800	1,860,407
Systena Corp.	69,200	826,213
Tokyo Century Corp.	19,000	873,289
Tsuruha Holdings, Inc.	13,800	1,173,176
Unicharm Corp.	21,700	710,833
		19,184,693

Mexico (0.45%)
Regional SAB de CV	166,100	898,939

Netherlands (1.72%)
Aalberts NV	87,185	3,422,536

Philippines (1.46%)
Philippine Seven Corp.	259,000	571,552
Puregold Price Club, Inc.	1,189,000	955,991
Robinsons Retail Holdings, Inc.	387,900	580,594
Security Bank Corp.	233,300	805,834
		2,913,971

Poland (0.76%)
Dino Polska SA(a)(b)(c)	45,734	1,519,899

	Shares	Value (Note 2)
South Korea (0.47%)
LG Household & Health Care, Ltd.	775	$943,415

Sweden (2.45%)
AddTech AB, Class B	37,100	904,340
Hexpol AB	79,300	617,891
Indutrade AB	38,483	1,174,286
Nibe Industrier AB, Class B	61,408	825,054
Sweco AB, Class B	53,100	1,355,295
		4,876,866

Switzerland (0.74%)
Partners Group Holding AG	1,950	1,468,983

United Arab Emirates (0.58%)
Aramex PJSC	757,000	978,928
Network International Holdings PLC(a)(b)(c)	25,400	172,564
		1,151,492

United States (27.74%)
Accenture PLC, Class A	5,400	986,418
Amazon.com, Inc.(a)	425	818,771
Apollo Global Management LLC, Class A	32,100	1,049,349
Axos Financial, Inc.(a)	13,675	447,446
Bank of Hawaii Corp.	7,250	597,255
Burford Capital, Ltd.	57,100	1,217,396
Cactus, Inc., Class A(a)	27,550	1,000,065
Core Laboratories NV	21,175	1,342,283
CoreSite Realty Corp.	8,875	971,014
Edwards Lifesciences Corp.(a)	4,000	704,280
EPAM Systems, Inc.(a)	17,975	3,223,996
ExlService Holdings, Inc.(a)	12,725	755,865
Fastenal Co.	61,075	4,308,841
First Republic Bank	68,750	7,261,375
Genpact, Ltd.	45,002	1,633,573
HealthEquity, Inc.(a)	16,957	1,148,837
Inphi Corp.(a)	28,800	1,315,008
IPG Photonics Corp.(a)	4,925	860,545
Knight-Swift Transportation Holdings, Inc.	166,525	5,553,609
LGI Homes, Inc.(a)	12,500	866,375
Littelfuse, Inc.	3,725	748,911
Microchip Technology, Inc.	23,550	2,352,409
Monro, Inc.	34,000	2,850,220
NVIDIA Corp.	2,475	447,975
Palo Alto Networks, Inc.(a)	3,175	790,035
Paycom Software, Inc.(a)	9,150	1,853,149
Pluralsight, Inc., Class A(a)	35,484	1,259,327
Power Integrations, Inc.	50,525	3,992,486
Qualys, Inc.(a)	13,425	1,211,741
Silicon Laboratories, Inc.(a)	10,750	1,157,345
SVB Financial Group(a)	10,210	2,570,061
		55,295,960

See Notes to Financial Statements.

Annual Report | April 30, 2019	47

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

April 30, 2019

	Shares	Value (Note 2)
Vietnam (1.47%)
Ho Chi Minh City
Development Joint Stock Commercial Bank	544,106	$656,549
Vietnam Dairy Products JSC	255,454	1,423,851
Vietnam Technological & Commercial Joint Stock Bank(a)	817,275	847,544
		2,927,944

TOTAL COMMON STOCKS
(Cost $160,364,732)		193,761,266

PREFERRED STOCKS (0.24%)
United States (0.24%)
Dataminr Inc - Private Placement(a)(d)	24,262	482,814

TOTAL PREFERRED STOCKS
(Cost $482,814)		482,814

TOTAL INVESTMENTS (97.45%)
(Cost $160,847,546)		$194,244,080

Other Assets In Excess Of Liabilities (2.55%)		5,090,007

NET ASSETS (100.00%)		$199,334,087
(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2019, these securities had a total aggregate market value of $5,987,088 representing 3.00% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2019, the aggregate market value of these securities was $5,987,088, representing 3.00% of net assets.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

48	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments

April 30, 2019

	Shares	Value (Note 2)
COMMON STOCKS (91.59%)
Argentina (0.68%)
Globant SA(a)	58,025	$4,873,520

Australia (1.55%)
Class, Ltd.	1,043,018	1,279,380
Fiducian Group, Ltd.	151,700	514,921
Kogan.com, Ltd.	924,822	3,650,939
National Storage REIT	3,157,557	3,984,397
National Veterinary Care, Ltd.	1,102,500	1,562,187
		10,991,824

Austria (0.65%)
Palfinger AG	141,639	4,622,895

Bangladesh (0.61%)
Square Pharmaceuticals, Ltd.	1,406,080	4,328,322

Belgium (0.84%)
Melexis NV	74,368	5,963,900

Bermuda (1.11%)
Bank of NT Butterfield & Son, Ltd.	197,584	7,907,312

Brazil (1.11%)
Arco Platform, Ltd., Class A(a)	28,925	929,360
Fleury SA	820,100	4,341,964
Pagseguro Digital, Ltd., Class A(a)	100,000	2,606,000
		7,877,324

Britain (14.56%)
B&M European Value Retail SA	1,969,400	10,131,154
boohoo Group PLC(a)	3,536,000	11,329,099
Clinigen Group PLC	172,673	2,241,525
Close Brothers Group PLC	182,117	3,685,702
CVS Group PLC	667,469	5,470,340
Dechra Pharmaceuticals PLC	276,700	9,597,735
Endava PLC, ADR(a)	107,613	3,558,762
FDM Group Holdings PLC	226,200	2,890,658
First Derivatives PLC	77,400	3,199,471
Impax Asset Management Group PLC	721,427	2,196,632
Intertek Group PLC	47,500	3,313,793
JTC PLC(b)(c)	867,799	4,492,495
K3 Capital Group PLC	220,500	424,110
LoopUp Group PLC(a)	462,200	2,079,347
On the Beach Group PLC(c)	1,020,250	6,093,265
Oxford Immunotec Global PLC(a)	238,465	3,870,287
River & Mercantile Group PLC	625,400	2,104,048
RPS Group PLC	1,003,946	2,539,745
Sabre Insurance Group PLC(b)(c)	881,000	3,055,874
	Shares	Value (Note 2)
Britain (continued)
Sanne Group PLC	898,106	$7,331,282
Secure Trust Bank PLC	60,200	1,177,513
Softcat PLC	300,000	3,548,187
St. James's Place PLC	475,479	6,953,582
Volution Group PLC	996,500	2,248,026
		103,532,632

Canada (3.65%)
Biosyent, Inc.(a)	239,100	1,320,699
Gildan Activewear, Inc.	114,200	4,211,002
Lululemon Athletica, Inc.(a)	39,200	6,912,920
Richelieu Hardware, Ltd.	301,050	4,676,309
Ritchie Bros Auctioneers, Inc.	124,400	4,327,876
Stantec, Inc.	179,810	4,502,967
		25,951,773

China (4.31%)
51job, Inc., ADR(a)	36,050	3,328,857
BBI Life Sciences Corp.(c)	15,551,500	4,678,455
China Medical System Holdings, Ltd.	3,262,000	2,889,927
CSPC Pharmaceutical Group, Ltd.	1,687,000	3,251,509
Man Wah Holdings, Ltd.	6,824,000	3,514,297
O2Micro International, Ltd., ADR(a)	1,054,233	1,539,180
On-Bright Electronics, Inc.	777,780	4,505,441
Silergy Corp.	386,199	6,323,960
WuXi AppTec Co., Ltd., Class H(a)(b)(c)	53,000	651,961
		30,683,587

Colombia (1.11%)
Amerisur Resources PLC(a)	4,343,668	728,409
Parex Resources, Inc.(a)	419,301	7,142,233
		7,870,642

Egypt (0.10%)
Integrated Diagnostics Holdings PLC(b)(c)	154,200	747,870

Finland (0.48%)
Metso OYJ	91,400	3,404,500

France (3.56%)
Alten SA	53,500	5,838,548
Bureau Veritas SA	208,100	5,270,287
Esker SA	60,443	4,996,337
Eurofins Scientific SE	9,200	4,210,040
Infotel SA	16,113	695,785
Neurones	50,872	1,221,042
Thermador Groupe	54,436	3,101,617
		25,333,656

See Notes to Financial Statements.

Annual Report | April 30, 2019	49

Grandeur Peak International Opportunities Fund	Portfolio of Investments

April 30, 2019

	Shares	Value (Note 2)
Georgia (1.21%)
Bank of Georgia Group PLC	144,411	$3,237,085
Georgia Capital PLC(a)	163,711	2,160,411
TBC Bank Group PLC	150,650	3,198,170
		8,595,666

Germany (6.99%)
Aroundtown SA	240,800	1,951,608
CANCOM SE	157,700	7,952,363
Dermapharm Holding SE(a)	201,300	7,315,214
FinTech Group AG(a)	91,000	2,148,482
Grand City Properties SA	203,956	4,794,750
GRENKE AG	28,800	3,057,393
Nexus AG	204,206	5,840,458
Norma Group SE	96,203	4,546,963
PATRIZIA Immobilien AG	247,150	5,147,671
Wirecard AG	46,544	6,979,645
		49,734,547

Greece (0.12%)
Sarantis SA	100,600	833,836

Hong Kong (2.73%)
International Housewares Retail Co., Ltd.	2,564,000	673,292
TK Group Holdings, Ltd.	4,923,000	3,326,012
Value Partners Group, Ltd.	10,675,000	8,028,567
Vitasoy International Holdings, Ltd.	1,465,338	7,378,244
		19,406,115

India (5.39%)
Bajaj Finance, Ltd.	161,760	7,200,199
Byke Hospitality, Ltd.	941,279	393,814
Central Depository Services India, Ltd.(c)	522,500	1,754,469
Cyient, Ltd.	615,912	5,221,023
Kellton Tech Solutions, Ltd.(a)	527,478	328,755
L&T Technology Services, Ltd.(b)(c)	105,618	2,638,106
Metropolis Healthcare, Ltd.(a)(b)(c)	398,000	5,423,781
TCI Express, Ltd.	217,000	2,099,841
Time Technoplast, Ltd.	2,884,734	3,755,551
WNS Holdings, Ltd., ADR(a)	166,425	9,511,189
		38,326,728

Indonesia (2.13%)
Arwana Citramulia Tbk PT	63,783,500	2,282,778
Indonesia Pondasi Raya Tbk PT	19,093,100	600,260
Link Net Tbk PT	8,897,400	2,716,048
Panin Sekuritas Tbk PT	8,494,000	846,420
Selamat Sempurna Tbk PT	63,313,800	6,664,611
	Shares	Value (Note 2)
Indonesia (continued)
Ultrajaya Milk Industry & Trading Co. Tbk PT	22,958,000	$2,062,192
		15,172,309

Ireland (1.12%)
Irish Residential Properties REIT PLC	1,932,976	3,425,482
Keywords Studios PLC	222,800	4,523,575
		7,949,057

Israel (1.15%)
Wix.com, Ltd.(a)	61,108	8,198,249

Italy (3.31%)
Brembo SpA	418,082	5,486,376
DiaSorin SpA	50,201	4,904,207
FinecoBank Banca Fineco SpA	407,187	5,359,388
Interpump Group SpA	150,622	5,656,035
Piovan SpA(a)(b)(c)	324,473	2,143,542
		23,549,548

Japan (13.46%)
Aeon Delight Co., Ltd.	18,600	625,315
AIT Corp.	500,200	4,858,534
Cosmos Pharmaceutical Corp.	13,400	2,133,992
Create SD Holdings Co., Ltd.	293,800	6,762,451
Future Corp.	362,200	6,028,267
Japan Lifeline Co., Ltd.	556,000	8,744,665
M&A Capital Partners Co., Ltd.(a)	58,800	2,494,098
Macromill, Inc.	164,100	1,872,356
Matsumotokiyoshi Holdings Co., Ltd.	21,000	689,035
MISUMI Group, Inc.	201,400	5,203,368
Naigai Trans Line, Ltd.	72,000	859,644
Nihon M&A Center, Inc.	188,000	5,316,217
Open Door, Inc.(a)	76,000	2,179,811
Seria Co., Ltd.	314,500	9,316,845
SMS Co., Ltd.	226,300	4,331,178
Strike Co., Ltd.	97,200	1,757,357
Sundrug Co., Ltd.	81,200	2,169,318
Synchro Food Co., Ltd.(a)	435,800	2,179,098
Systena Corp.	300,000	3,581,848
Syuppin Co., Ltd.	274,300	1,819,720
Tokyo Century Corp.	230,700	10,603,564
Trancom Co., Ltd.	92,890	5,378,522
Tsuruha Holdings, Inc.	50,500	4,293,146
Yakuodo Co., Ltd.	105,100	2,565,348
		95,763,697

Malaysia (0.83%)
AEON Credit Service M Bhd	816,560	3,219,235
My EG Services Bhd	4,672,400	1,695,150

See Notes to Financial Statements.

50	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments

April 30, 2019

	Shares	Value (Note 2)
Malaysia (continued)
Scicom MSC Bhd	3,754,500	$980,738
		5,895,123

Mexico (0.50%)
Credito Real SAB de CV SOFOM ER	476,230	550,141
Regional SAB de CV	560,065	3,031,091
		3,581,232

Netherlands (1.32%)
Aalberts NV	238,376	9,357,693

New Zealand (0.00%)(d)
CBL Corp., Ltd.(a)(e)	1,542,256	1

Norway (1.92%)
Medistim ASA	270,359	3,979,808
Sbanken ASA(b)(c)	982,300	9,666,503
		13,646,311

Oman (0.32%)
Tethys Oil AB	274,208	2,250,624

Philippines (2.39%)
Concepcion Industrial Corp.	3,070,600	2,651,514
Holcim Philippines, Inc.	5,918,300	1,440,039
Puregold Price Club, Inc.	5,645,000	4,538,748
Robinsons Retail Holdings, Inc.	1,696,000	2,538,508
Security Bank Corp.	1,695,760	5,857,266
		17,026,075

Poland (0.64%)
Dino Polska SA(a)(b)(c)	105,062	3,491,573
LiveChat Software SA	85,000	689,529
PGS Software SA	130,778	347,012
		4,528,114

Singapore (0.64%)
Riverstone Holdings, Ltd./Singapore	6,057,000	4,586,949

South Africa (0.60%)
Italtile, Ltd.	4,209,423	4,266,804

South Korea (1.05%)
Hy-Lok Corp.	84,332	1,422,198
ISC Co., Ltd.	55,224	546,023
Koh Young Technology, Inc.	19,883	1,644,222
LEENO Industrial, Inc.	79,500	3,892,822
		7,505,265

Sweden (2.14%)
AddTech AB, Class B	220,908	5,384,795
	Shares	Value (Note 2)
Sweden (continued)
Hexpol AB	304,600	$2,373,386
HIQ International AB	124,653	700,891
Indutrade AB	110,850	3,382,523
KNOW IT AB	96,200	2,268,975
Nibe Industrier AB, Class B	82,700	1,111,125
		15,221,695

Taiwan (2.80%)
Bioteque Corp.	908,000	3,364,487
Materials Analysis Technology, Inc.	748,000	1,834,840
Sinmag Equipment Corp.	986,158	3,925,356
Sporton International, Inc.	955,003	5,655,660
Test Research, Inc.	2,238,252	3,896,895
TSC Auto ID Technology Co., Ltd.	138,000	1,263,843
		19,941,081

Turkey (0.11%)
DP Eurasia NV(a)(b)(c)	635,340	748,950

United Arab Emirates (0.84%)
Aramex PJSC	4,066,125	5,258,183
Network International Holdings PLC(a)(b)(c)	106,400	722,865
		5,981,048

United States (2.27%)
EPAM Systems, Inc.(a)	57,225	10,263,876
Genpact, Ltd.	162,450	5,896,935
		16,160,811

Vietnam (1.29%)
Ho Chi Minh City
Development Joint Stock Commercial Bank	2,161,861	2,608,622
Vietnam Dairy Products JSC	510,986	2,848,137
Vietnam Technological & Commercial Joint Stock Bank(a)	3,570,063	3,702,288
		9,159,047

TOTAL COMMON STOCKS
(Cost $512,068,806)		651,476,332

See Notes to Financial Statements.

Annual Report | April 30, 2019	51

Grandeur Peak International Opportunities Fund	Portfolio of Investments

April 30, 2019

	Principal Amount	Value (Note 2)
CORPORATE BONDS (0.11%)
Malaysia (0.11%)
AEON Credit Service M Bhd 3.50%, 09/15/2020	$2,235,120	$805,497

TOTAL CORPORATE BONDS
(Cost $530,970)		805,497

TOTAL INVESTMENTS (91.70%)
(Cost $512,599,776)		$652,281,829

Other Assets In Excess Of Liabilities (8.30%)		59,029,806

NET ASSETS (100.00%)		$711,311,635

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2019, these securities had a total aggregate market value of $33,783,520 representing 4.75% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2019, the aggregate market value of these securities was $46,309,709, representing 6.51% of net assets.
(d)	Less than 0.005%.
(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

52	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Portfolio of Investments

April 30, 2019

	Shares	Value (Note 2)
COMMON STOCKS (95.24%)
Argentina (0.78%)
Globant SA(a)	58,500	$4,913,415

Australia (0.62%)
Domino's Pizza Enterprises, Ltd.	103,500	3,137,381
Netwealth Group, Ltd.	118,087	790,832
		3,928,213

Bangladesh (0.53%)
Square Pharmaceuticals, Ltd.	1,098,613	3,381,849

Belgium (1.11%)
Melexis NV	87,592	7,024,391

Bermuda (1.30%)
Bank of NT Butterfield & Son, Ltd.	205,032	8,205,381

Brazil (1.79%)
Fleury SA	865,100	4,580,214
Pagseguro Digital, Ltd., Class A(a)	138,300	3,604,098
Raia Drogasil SA	179,800	3,144,241
		11,328,553

Britain (13.27%)
Ascential PLC	670,200	3,116,476
B&M European Value Retail SA	2,833,700	14,577,359
boohoo Group PLC(a)	2,123,914	6,804,873
Close Brothers Group PLC	191,888	3,883,448
Dechra Pharmaceuticals PLC	373,000	12,938,038
Diploma PLC	120,740	2,519,122
Endava PLC, ADR(a)	94,395	3,121,643
Intertek Group PLC	84,800	5,915,992
Sanne Group PLC	1,288,100	10,514,821
Softcat PLC	208,800	2,469,538
St. James's Place PLC	1,241,132	18,150,777
		84,012,087

Canada (6.03%)
Gildan Activewear, Inc.	245,619	9,056,937
Lululemon Athletica, Inc.(a)	76,675	13,521,636
Ritchie Bros Auctioneers, Inc.	146,675	5,102,823
Stantec, Inc.	420,889	10,540,290
		38,221,686

China (7.69%)
51job, Inc., ADR(a)	57,625	5,321,092
58.com, Inc., ADR(a)	23,300	1,672,707
Alibaba Group Holding, Ltd., Sponsored ADR(a)	20,525	3,808,824
China Medical System Holdings, Ltd.	513,600	455,017
	Shares	Value (Note 2)
China (continued)
CSPC Pharmaceutical Group, Ltd.	2,457,000	$4,735,601
Ctrip.com International, Ltd., ADR(a)	108,225	4,767,311
Silergy Corp.	659,200	10,794,317
Tencent Holdings, Ltd.	69,000	3,412,707
WuXi AppTec Co., Ltd., Class H(a)(b)(c)	187,000	2,300,314
Wuxi Biologics Cayman, Inc.(a)(b)(c)	276,000	2,775,903
Yum China Holdings, Inc.	181,875	8,646,337
		48,690,130

Colombia (1.22%)
Parex Resources, Inc.(a)	452,419	7,706,353

Denmark (0.57%)
Ambu A/S, Class B	124,836	3,581,184

Egypt (0.37%)
Commercial International Bank Egypt SAE	525,940	2,339,315

France (4.01%)
Alten SA	88,664	9,676,056
BioMerieux	52,750	4,185,884
Bureau Veritas SA	188,650	4,777,701
Eurofins Scientific SE	14,709	6,731,030
		25,370,671

Georgia (0.94%)
Bank of Georgia Group PLC	203,000	4,550,403
Georgia Capital PLC(a)	108,500	1,431,820
		5,982,223

Germany (8.89%)
Dermapharm Holding SE(a)	220,734	8,021,442
FUCHS PETROLUB SE	95,600	4,158,186
Grand City Properties SA	322,900	7,590,975
GRENKE AG	57,650	6,120,095
Norma Group SE	143,850	6,798,962
PATRIZIA Immobilien AG	377,480	7,862,200
Puma SE	5,200	3,216,526
Wirecard AG	83,750	12,558,982
		56,327,368

Hong Kong (3.08%)
Value Partners Group, Ltd.	8,970,000	6,746,252
Vitasoy International Holdings, Ltd.	2,531,000	12,744,047
		19,490,299

India (5.28%)
Bajaj Finance, Ltd.	198,430	8,832,440

See Notes to Financial Statements.

Annual Report | April 30, 2019	53

Grandeur Peak International Stalwarts Fund	Portfolio of Investments

April 30, 2019

	Shares	Value (Note 2)
India (continued)
HDFC Asset Management Co., Ltd.(b)(c)	190,270	$4,636,949
HDFC Bank, Ltd.	113,500	3,781,688
HDFC Life Insurance Co., Ltd.(b)(c)	603,000	3,507,268
L&T Technology Services, Ltd.(b)(c)	93,098	2,325,384
WNS Holdings, Ltd., ADR(a)	180,920	10,339,578
		33,423,307

Indonesia (0.58%)
Bank Central Asia Tbk PT	1,833,000	3,698,158

Israel (1.28%)
Wix.com, Ltd.(a)	60,525	8,120,034

Italy (5.16%)
Brembo SpA	697,857	9,157,787
DiaSorin SpA	106,320	10,386,551
FinecoBank Banca Fineco SpA	555,500	7,311,481
Interpump Group SpA	154,327	5,795,162
		32,650,981

Japan (12.33%)
Aeon Delight Co., Ltd.	139,300	4,683,141
Cosmos Pharmaceutical Corp.	14,900	2,372,871
Create SD Holdings Co., Ltd.	207,400	4,773,765
Japan Lifeline Co., Ltd.	611,500	9,617,559
MISUMI Group, Inc.	362,500	9,365,546
MonotaRO Co., Ltd.	149,000	3,426,886
Nihon M&A Center, Inc.	552,700	15,629,113
Pigeon Corp.	115,800	4,901,450
Seria Co., Ltd.	278,500	8,250,370
Systena Corp.	303,200	3,620,055
Tokyo Century Corp.	80,300	3,690,794
Tsuruha Holdings, Inc.	51,100	4,344,154
Unicharm Corp.	104,000	3,406,760
		78,082,464

Mexico (0.65%)
Regional SAB de CV	757,150	4,097,722

Netherlands (2.14%)
Aalberts NV	346,058	13,584,860

Philippines (1.72%)
Puregold Price Club, Inc.	5,236,200	4,210,060
Robinsons Retail Holdings, Inc.	2,016,320	3,017,951
Security Bank Corp.	1,062,810	3,671,016
		10,899,027

Poland (1.03%)
Dino Polska SA(a)(b)(c)	196,772	6,539,414

	Shares	Value (Note 2)
South Korea (0.62%)
LG Household & Health Care, Ltd.	3,250	$3,956,256

Sweden (3.38%)
AddTech AB, Class B	173,700	4,234,065
Hexpol AB	344,900	2,687,396
Indutrade AB	182,966	5,583,101
Nibe Industrier AB, Class B	305,300	4,101,891
Sweco AB, Class B	187,700	4,790,751
		21,397,204

Switzerland (0.93%)
Partners Group Holding AG	7,790	5,868,398

United Arab Emirates (0.69%)
Aramex PJSC	2,889,000	3,735,962
Network International Holdings PLC(a)(b)(c)	97,400	661,721
		4,397,683

United States (5.52%)
Accenture PLC, Class A	30,250	5,525,767
Burford Capital, Ltd.	226,100	4,820,547
Core Laboratories NV	83,625	5,300,989
EPAM Systems, Inc.(a)	70,375	12,622,460
Genpact, Ltd.	184,675	6,703,702
		34,973,465

Vietnam (1.73%)
Ho Chi Minh City Development Joint Stock Commercial Bank	1,946,248	2,348,452
Vietnam Dairy Products JSC	962,910	5,367,073
Vietnam Technological &
Commercial Joint Stock Bank(a)	3,118,067	3,233,551
		10,949,076

TOTAL COMMON STOCKS
(Cost $515,122,863)		603,141,167

TOTAL INVESTMENTS (95.24%)
(Cost $515,122,863)		$603,141,167

Other Assets In Excess Of Liabilities (4.76%)		30,162,926

NET ASSETS (100.00%)		$633,304,093

See Notes to Financial Statements.

54	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Portfolio of Investments

April 30, 2019

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2019, these securities had a total aggregate market value of $22,746,953 representing 3.59% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2019, the aggregate market value of these securities was $22,746,953, representing 3.59% of net assets.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2019	55

Grandeur Peak Funds®	Statements of Assets and Liabilities

April 30, 2019

	Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Global Micro Cap Fund	Grandeur Peak Global Opportunities Fund	Grandeur Peak Global Reach Fund
ASSETS
Investments, at value (Cost - see below)	$432,666,042	$35,418,039	$633,131,182	$326,146,004
Cash	33,814,758	78,318	18,868,980	2,636,592
Foreign cash, at value (Cost $2,045,936, $190,507, $1,285,649 and $579,444, respectively)	2,040,497	190,147	1,281,872	577,450
Dividends and interest receivable	945,670	90,863	2,135,310	903,876
Receivable for investments sold	–	10,299	135,515	12,667
Receivable for fund shares subscribed	167,165	60	304,224	32,954
Prepaid and other assets	15,677	5,488	12,707	5,078
Total assets	469,649,809	35,793,214	655,869,790	330,314,621

LIABILITIES
Payable for investments purchased	1,707,758	–	283	645,731
Foreign capital gains tax	592,231	7,437	283,761	162,324
Payable for fund shares redeemed	298,920	31,232	167,776	47,629
Advisory fees payable	503,940	48,532	642,463	292,015
Administration fees payable	20,537	9,511	25,622	21,633
Custodian fees payable	72,809	7,769	48,378	33,587
Payable for trustee fees and expenses	8,213	656	11,416	5,728
Payable for chief compliance officer fee	685	55	952	478
Payable for principal financial officer fees	132	11	183	92
Distribution and service fees payable	2,860	–	26,582	11,414
Payable for transfer agency fees	3,572	3,538	7,629	5,902
Accrued expenses and other liabilities	39,576	29,992	47,315	38,217
Total liabilities	3,251,233	138,733	1,262,360	1,264,750
NET ASSETS	$466,398,576	$35,654,481	$654,607,430	$329,049,871

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$417,590,330	$31,540,862	$485,354,737	$264,837,320
Total distributable earnings	48,808,246	4,113,619	169,252,693	64,212,551
NET ASSETS	$466,398,576	$35,654,481	$654,607,430	$329,049,871

INVESTMENTS, AT COST	$373,728,918	$31,125,631	$482,065,010	$264,388,469

PRICING OF SHARES
Investor Class
Net Assets	$13,869,001	$–	$130,744,956	$56,306,807
Net Asset Value, offering and redemption price per share	$11.82	$–	$3.48	$14.98
Shares of beneficial interest outstanding	1,173,481	–	37,590,440	3,758,159
Institutional Class
Net Assets	$452,529,575	$35,654,481	$523,862,474	$272,743,064
Net Asset Value, offering and redemption price per share	$11.88	$11.31	$3.52	$15.04
Shares of beneficial interest outstanding	38,077,874	3,152,853	148,662,654	18,135,764

See Notes to Financial Statements.

56	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Statements of Assets and Liabilities

April 30, 2019

	Grandeur Peak Global Stalwarts Fund	Grandeur Peak International Opportunities Fund	Grandeur Peak International Stalwarts Fund
ASSETS
Investments, at value (Cost - see below)	$194,244,080	$652,281,829	$603,141,167
Cash	4,726,149	48,457,553	27,417,489
Foreign cash, at value (Cost $309,723, $1,378,676 and $1,354,849, respectively)	307,987	1,374,404	1,351,844
Dividends and interest receivable	531,921	2,832,005	1,970,507
Receivable for investments sold	508,912	10,147,987	1,909,010
Receivable for fund shares subscribed	101,768	9,375	720,182
Prepaid and other assets	8,111	13,325	12,388
Total assets	200,428,928	715,116,478	636,522,587

LIABILITIES
Payable for investments purchased	460,308	2,723,613	1,820,391
Foreign capital gains tax	193,025	147,799	728,821
Payable for fund shares redeemed	225,789	93,319	123,025
Advisory fees payable	127,987	683,202	404,071
Administration fees payable	10,054	27,388	20,960
Custodian fees payable	16,413	58,066	41,346
Payable for trustee fees and expenses	3,460	11,868	10,619
Payable for chief compliance officer fee	289	990	886
Payable for principal financial officer fees	55	190	170
Distribution and service fees payable	18,177	11,876	14,462
Payable for transfer agency fees	6,723	3,987	13,174
Accrued expenses and other liabilities	32,561	42,545	40,569
Total liabilities	1,094,841	3,804,843	3,218,494
NET ASSETS	$199,334,087	$711,311,635	$633,304,093

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$164,421,662	$569,217,376	$548,584,520
Total distributable earnings	34,912,425	142,094,259	84,719,573
NET ASSETS	$199,334,087	$711,311,635	$633,304,093

INVESTMENTS, AT COST	$160,847,546	$512,599,776	$515,122,863

PRICING OF SHARES
Investor Class
Net Assets	$90,399,744	$58,070,497	$72,204,474
Net Asset Value, offering and redemption price per share	$14.83	$3.34	$14.70
Shares of beneficial interest outstanding	6,094,046	17,403,378	4,912,735
Institutional Class
Net Assets	$108,934,343	$653,241,138	$561,099,619
Net Asset Value, offering and redemption price per share	$14.93	$3.36	$14.74
Shares of beneficial interest outstanding	7,298,185	194,644,464	38,057,766

See Notes to Financial Statements.

Annual Report | April 30, 2019	57

Grandeur Peak Funds®	Statements of Operations

For the Year Ended April 30, 2019

	Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Global Micro Cap Fund	Grandeur Peak Global Opportunities Fund	Grandeur Peak Global Reach Fund
INVESTMENT INCOME
Dividends	$8,595,346	$805,129	$11,166,859	$5,714,418
Interest	19,325	7,144	14,347	35,990
Foreign taxes withheld	(684,937)	(71,659)	(978,355)	(456,184)
Total investment income	7,929,734	740,614	10,202,851	5,294,224
EXPENSES
Investment advisor fees (Note 6)	5,928,557	572,789	8,759,144	3,726,877
Recoupment of previously waived fees (Note 6)	–	6,202	–	–
Administrative fees	165,642	40,324	249,331	149,374
Distribution and service fees - Investor Class	34,918	–	386,938	145,036
Transfer agent fees	37,337	37,341	70,695	56,847
Professional fees	50,129	36,542	51,896	43,912
Printing fees	12,630	3,035	35,973	22,911
Registration fees	35,003	19,954	34,489	33,335
Custodian fees	457,629	61,555	321,104	239,256
Trustee fees and expenses	14,688	1,253	22,654	11,114
Chief compliance officer fees	8,620	748	13,647	6,613
Principal financial officer fees	1,470	128	2,328	1,128
Other expenses	14,399	9,079	20,719	13,413
Total expenses	6,761,022	788,950	9,968,918	4,449,816
Voluntary waiver of investment advisory fees (Note 6)	(58,947)	–	(301,097)	–
Less fees waived/reimbursed by investment advisor (Note 6)	–	(25,568)	–	–
Total net expenses	6,702,075	763,382	9,667,821	4,449,816
NET INVESTMENT INCOME/(LOSS)	1,227,659	(22,768)	535,030	844,408
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on investments	(8,959,043)	230,840	48,783,844	20,280,115
Net realized loss on foreign currency transactions	(314,191)	(16,939)	(291,495)	(164,951)
Net realized gain/(loss)	(9,273,234)	213,901	48,492,349	20,115,164
Net change in unrealized depreciation on investments (net of change in foreign capital gains tax of $349,176, $5,190, $190,184 and $112,772, respectively)	(30,657,245)	(3,433,371)	(76,733,246)	(30,260,052)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(7,637)	60	18,741	4,558
Net change in unrealized depreciation	(30,664,882)	(3,433,311)	(76,714,505)	(30,255,494)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(39,938,116)	(3,219,410)	(28,222,156)	(10,140,330)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(38,710,457)	$(3,242,178)	$(27,687,126)	$(9,295,922)

See Notes to Financial Statements.

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Grandeur Peak Funds®	Statements of Operations

For the Year Ended April 30, 2019

	Grandeur Peak Global Stalwarts Fund	Grandeur Peak International Opportunities Fund	Grandeur Peak International Stalwarts Fund
INVESTMENT INCOME
Dividends	$2,624,768	$14,098,956	$8,882,420
Interest	–	19,105	–
Foreign taxes withheld	(173,193)	(1,448,334)	(706,748)
Total investment income	2,451,575	12,669,727	8,175,672
EXPENSES
Investment advisor fees (Note 6)	1,500,212	9,181,699	4,529,100
Recoupment of previously waived fees (Note 6)	39,413	–	–
Administrative fees	77,638	261,329	197,036
Distribution and service fees - Investor Class	215,742	163,226	144,710
Transfer agent fees	62,466	46,799	109,061
Professional fees	43,115	47,993	49,139
Printing fees	12,413	22,916	26,845
Registration fees	33,622	34,213	43,236
Custodian fees	124,911	409,510	299,537
Trustee fees and expenses	6,469	23,346	19,782
Chief compliance officer fees	3,683	14,217	11,105
Principal financial officer fees	628	2,425	1,894
Other expenses	12,630	21,273	19,231
Total expenses	2,132,942	10,228,946	5,450,676
Voluntary waiver of investment advisory fees (Note 6)	–	(351,804)	–
Total net expenses	2,132,942	9,877,142	5,450,676
NET INVESTMENT INCOME	318,633	2,792,585	2,724,996
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	4,160,852	37,760,441	3,930
Net realized loss on foreign currency transactions	(64,070)	(441,146)	(310,833)
Net realized gain/(loss)	4,096,782	37,319,295	(306,903)
Net change in unrealized depreciation on investments (net of change in foreign capital gains tax of $172,178, ($28,675) and $664,526, respectively)	(1,416,874)	(114,486,075)	(17,911,852)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(8,176)	24,100	(24,134)
Net change in unrealized depreciation	(1,425,050)	(114,461,975)	(17,935,986)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	2,671,732	(77,142,680)	(18,242,889)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,990,365	$(74,350,095)	$(15,517,893)

See Notes to Financial Statements.

Annual Report | April 30, 2019	59

Statements of
Grandeur Peak Emerging Markets Opportunities Fund	Changes in Net Assets

	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
OPERATIONS
Net investment income	$1,227,659	$2,165,202
Net realized gain/(loss)	(9,273,234)	14,017,210
Net change in unrealized appreciation/(depreciation)	(30,664,882)	37,631,237
Net increase/(decrease) in net assets resulting from operations	(38,710,457)	53,813,649

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)(a)
Investor Class	(127,582)	–
Institutional Class	(4,727,858)	(518,950)
Net decrease in net assets from distributions	(4,855,440)	(518,950)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	1,059,350	775,580
Distributions reinvested	125,079	–
Cost of shares redeemed	(4,014,777)	(2,386,409)
Redemption fees	7	–
Net decrease from capital shares transactions	(2,830,341)	(1,610,829)

Institutional Class
Proceeds from sales of shares	90,993,584	49,952,122
Distributions reinvested	4,442,600	468,941
Cost of shares redeemed	(72,570,056)	(29,142,671)
Redemption fees	668	322
Net increase from capital shares transactions	22,866,796	21,278,714
Net increase/(decrease) in net assets	(23,529,442)	72,962,584

NET ASSETS
Beginning of year	489,928,018	416,965,434
End of year	$466,398,576	$489,928,018 (b)

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	93,074	60,550
Issued to shareholders in reinvestment of distributions	12,299	–
Redeemed	(362,466)	(194,865)
Net decrease in share transactions	(257,093)	(134,315)

Institutional Class
Issued	8,122,212	3,752,939
Issued to shareholders in reinvestment of distributions	434,697	36,017
Redeemed	(6,406,798)	(2,258,217)
Net increase in share transactions	2,150,111	1,530,739

(a)	For the prior year ended April 30, 2018, Total Distributions consisted of Net Investment Income of $518,950, and Net Realized Gains of $–.
(b)	For the prior year ended April 30, 2018, included accumulated net investment income of $309,589.

See Notes to Financial Statements.

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Statements of
Grandeur Peak Global Micro Cap Fund	Changes in Net Assets

	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
OPERATIONS
Net investment loss	$(22,768)	$(1,052)
Net realized gain	213,901	4,075,012
Net change in unrealized appreciation/(depreciation)	(3,433,311)	2,334,379
Net increase/(decrease) in net assets resulting from operations	(3,242,178)	6,408,339

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)(a)
Institutional Class	(2,218,023)	(2,928,849)
Net decrease in net assets from distributions	(2,218,023)	(2,928,849)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	1,235,898	1,986,506
Distributions reinvested	2,094,860	2,815,178
Cost of shares redeemed	(3,925,444)	(3,191,486)
Redemption fees	18	17
Net increase/(decrease) from capital shares transactions	(594,668)	1,610,215

Net increase/(decrease) in net assets	(6,054,869)	5,089,705

NET ASSETS
Beginning of year	41,709,350	36,619,645
End of year	$35,654,481	$41,709,350 (b)

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	107,279	150,447
Issued to shareholders in reinvestment of distributions	207,617	212,948
Redeemed	(341,842)	(241,118)
Net increase/(decrease) in share transactions	(26,946)	122,277

(a)	For the prior year ended April 30, 2018, Total Distributions consisted of Net Investment Income of $184,962, and Net Realized Gains of $2,743,887.

(b)	For the prior year ended April 30, 2018, included accumulated net investment loss of ($128,821).

See Notes to Financial Statements.

Annual Report | April 30, 2019	61

Statements of
Grandeur Peak Global Opportunities Fund	Changes in Net Assets

	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
OPERATIONS
Net investment income	$535,030	$1,706,038
Net realized gain	48,492,349	65,306,493
Net change in unrealized appreciation/(depreciation)	(76,714,505)	61,142,695
Net increase/(decrease) in net assets resulting from operations	(27,687,126)	128,155,226

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)(a)
Investor Class	(13,296,063)	(10,280,542)
Institutional Class	(47,299,225)	(32,134,010)
Net decrease in net assets from distributions	(60,595,288)	(42,414,552)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	12,071,234	22,888,443
Distributions reinvested	12,221,920	9,719,833
Cost of shares redeemed	(60,190,701)	(30,840,920)
Redemption fees	1,633	1,110
Net increase/(decrease) from capital shares transactions	(35,895,914)	1,768,466

Institutional Class
Proceeds from sales of shares	44,492,723	26,846,472
Distributions reinvested	44,606,172	30,664,935
Cost of shares redeemed	(90,165,710)	(64,400,921)
Redemption fees	3,396	274
Net decrease from capital shares transactions	(1,063,419)	(6,889,240)

Net increase/(decrease) in net assets	(125,241,747)	80,619,900

NET ASSETS
Beginning of year	779,849,177	699,229,277
End of year	$654,607,430	$779,849,177 (b)

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	3,435,546	5,933,663
Issued to shareholders in reinvestment of distributions	4,243,722	2,460,717
Redeemed	(17,770,409)	(7,896,305)
Net increase/(decrease) in share transactions	(10,091,141)	498,075

Institutional Class
Issued	12,712,597	6,845,193
Issued to shareholders in reinvestment of distributions	15,328,581	7,666,235
Redeemed	(27,328,207)	(16,296,273)
Net increase/(decrease) in share transactions	712,971	(1,784,845)

(a)	For the prior year ended April 30, 2018, Total Distributions consisted of Net Investment Income of $676,490, and Net Realized Gains of $41,738,062.

(b)	For the prior year ended April 30, 2018, included accumulated net investment income of $607,070.

See Notes to Financial Statements.

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Statements of
Grandeur Peak Global Reach Fund	Changes in Net Assets

	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
OPERATIONS
Net investment income	$844,408	$814,714
Net realized gain	20,115,164	23,684,460
Net change in unrealized appreciation/(depreciation)	(30,255,494)	35,204,597
Net increase/(decrease) in net assets resulting from operations	(9,295,922)	59,703,771

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)(a)
Investor Class	(5,034,062)	(871,964)
Institutional Class	(24,526,234)	(4,329,408)
Net decrease in net assets from distributions	(29,560,296)	(5,201,372)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	6,349,549	4,258,731
Distributions reinvested	4,744,648	821,348
Cost of shares redeemed	(13,942,928)	(17,054,715)
Redemption fees	126	51
Net decrease from capital shares transactions	(2,848,605)	(11,974,585)

Institutional Class
Proceeds from sales of shares	16,753,765	18,157,332
Distributions reinvested	22,514,921	4,111,759
Cost of shares redeemed	(36,706,628)	(22,861,068)
Redemption fees	213	167
Net increase/(decrease) from capital shares transactions	2,562,271	(591,810)

Net increase/(decrease) in net assets	(39,142,552)	41,936,004

NET ASSETS
Beginning of year	368,192,423	326,256,419
End of year	$329,049,871	$368,192,423 (b)

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	410,809	268,300
Issued to shareholders in reinvestment of distributions	381,403	49,360
Redeemed	(918,342)	(1,087,058)
Net decrease in share transactions	(126,130)	(769,398)

Institutional Class
Issued	1,076,282	1,125,868
Issued to shareholders in reinvestment of distributions	1,804,077	246,656
Redeemed	(2,500,050)	(1,399,288)
Net increase/(decrease) in share transactions	380,309	(26,764)

(a)	For the prior year ended April 30, 2018, Total Distributions consisted of Net Investment Income of $374,631, and Net Realized Gains of $4,826,741.

(b)	For the prior year ended April 30, 2018, included accumulated net investment income of $4,867.

See Notes to Financial Statements.

Annual Report | April 30, 2019	63

Statements of
Grandeur Peak Global Stalwarts Fund	Changes in Net Assets

	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
OPERATIONS
Net investment income	$318,633	$138,744
Net realized gain	4,096,782	4,911,437
Net change in unrealized appreciation/(depreciation)	(1,425,050)	20,023,502
Net increase in net assets resulting from operations	2,990,365	25,073,683

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)(a)
Investor Class	(2,285,402)	(1,233,885)
Institutional Class	(2,952,434)	(1,137,784)
Net decrease in net assets from distributions	(5,237,836)	(2,371,669)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	32,838,523	30,508,717
Distributions reinvested	2,227,413	1,207,967
Cost of shares redeemed	(36,091,435)	(12,629,686)
Redemption fees	10,751	2,502
Net increase/(decrease) from capital shares transactions	(1,014,748)	19,089,500

Institutional Class
Proceeds from sales of shares	37,702,923	47,116,433
Distributions reinvested	2,636,334	1,036,423
Cost of shares redeemed	(25,830,716)	(10,882,140)
Redemption fees	3,063	295
Net increase from capital shares transactions	14,511,604	37,271,011

Net increase in net assets	11,249,385	79,062,525

NET ASSETS
Beginning of year	188,084,702	109,022,177
End of year	$199,334,087	$188,084,702 (b)

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	2,290,756	2,152,925
Issued to shareholders in reinvestment of distributions	187,493	82,511
Redeemed	(2,529,238)	(888,539)
Net increase/(decrease) in share transactions	(50,989)	1,346,897

Institutional Class
Issued	2,668,874	3,250,939
Issued to shareholders in reinvestment of distributions	220,614	70,505
Redeemed	(1,899,776)	(749,691)
Net increase in share transactions	989,712	2,571,753

(a)	For the prior year ended April 30, 2018, Total Distributions consisted of Net Investment Income of $–, and Net Realized Gains of $2,371,669.

(b)	For the prior year ended April 30, 2018, included accumulated net investment income of $56,737.

See Notes to Financial Statements.

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Statements of
Grandeur Peak International Opportunities Fund	Changes in Net Assets

	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
OPERATIONS
Net investment income	$2,792,585	$4,535,773
Net realized gain	37,319,295	65,202,002
Net change in unrealized appreciation/(depreciation)	(114,461,975)	81,871,437
Net increase/(decrease) in net assets resulting from operations	(74,350,095)	151,609,212

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)(a)
Investor Class	(6,654,430)	(2,773,544)
Institutional Class	(62,445,383)	(27,677,996)
Net decrease in net assets from distributions	(69,099,813)	(30,451,540)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	13,888,009	9,422,538
Distributions reinvested	6,248,519	2,591,766
Cost of shares redeemed	(27,708,151)	(23,474,795)
Redemption fees	3,291	18
Net decrease from capital shares transactions	(7,568,332)	(11,460,473)

Institutional Class
Proceeds from sales of shares	98,259,521	34,216,073
Distributions reinvested	56,560,067	24,999,053
Cost of shares redeemed	(184,500,982)	(53,812,908)
Redemption fees	2,687	1,808
Net increase/(decrease) from capital shares transactions	(29,678,707)	5,404,026

Net increase/(decrease) in net assets	(180,696,947)	115,101,225

NET ASSETS
Beginning of year	892,008,582	776,907,357
End of year	$711,311,635	$892,008,582 (b)

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	3,846,422	2,374,458
Issued to shareholders in reinvestment of distributions	2,231,614	632,138
Redeemed	(7,851,116)	(5,887,657)
Net decrease in share transactions	(1,773,080)	(2,881,061)

Institutional Class
Issued	29,904,063	8,496,775
Issued to shareholders in reinvestment of distributions	20,056,761	6,067,731
Redeemed	(52,526,853)	(13,071,539)
Net increase/(decrease) in share transactions	(2,566,029)	1,492,967

(a)	For the prior year ended April 30, 2018, Total Distributions consisted of Net Investment Income of $2,499,365, and Net Realized Gains of $27,952,175.

(b)	For the prior year ended April 30, 2018, included accumulated net investment income of $1,101,791.

See Notes to Financial Statements.

Annual Report | April 30, 2019	65

Statements of
Grandeur Peak International Stalwarts Fund	Changes in Net Assets

	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
OPERATIONS
Net investment income	$2,724,996	$2,349,601
Net realized gain/(loss)	(306,903)	13,362,555
Net change in unrealized appreciation/(depreciation)	(17,935,986)	60,834,947
Net increase/(decrease) in net assets resulting from operations	(15,517,893)	76,547,103

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)(a)
Investor Class	(1,361,964)	(527,381)
Institutional Class	(12,223,593)	(5,642,167)
Net decrease in net assets from distributions	(13,585,557)	(6,169,548)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	35,814,499	21,050,455
Distributions reinvested	1,177,844	485,971
Cost of shares redeemed	(15,609,386)	(6,873,308)
Redemption fees	4,368	663
Net increase from capital shares transactions	21,387,325	14,663,781

Institutional Class
Proceeds from sales of shares	195,348,183	225,088,542
Distributions reinvested	11,176,627	5,267,972
Cost of shares redeemed	(114,352,225)	(63,009,263)
Redemption fees	11,165	9,004
Net increase from capital shares transactions	92,183,750	167,356,255

Net increase in net assets	84,467,625	252,397,591

NET ASSETS
Beginning of year	548,836,468	296,438,877
End of year	$633,304,093	$548,836,468 (b)

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	2,579,877	1,425,304
Issued to shareholders in reinvestment of distributions	98,154	32,141
Redeemed	(1,144,985)	(457,934)
Net increase in share transactions	1,533,046	999,511

Institutional Class
Issued	13,577,287	15,450,477
Issued to shareholders in reinvestment of distributions	929,063	347,951
Redeemed	(8,335,344)	(4,230,944)
Net increase in share transactions	6,171,006	11,567,484

(a)	For the prior year ended April 30, 2018, Total Distributions consisted of Net Investment Income of $604,680, and Net Realized Gains of $5,564,868.

(b)	For the prior year ended April 30, 2018, included accumulated net investment income of $1,152,977.

See Notes to Financial Statements.

66	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Investor Class	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$13.05	$11.55	$9.82	$11.51	$10.53

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.01	0.03	0.02	0.07	0.02
Net realized and unrealized gain/(loss) on investments	(1.13)	1.47	1.75	(1.41)	1.22
Total income/(loss) from investment operations	(1.12)	1.50	1.77	(1.34)	1.24

DISTRIBUTIONS
From net investment income	(0.02)	–	(0.04)	–	(0.01)
From net realized gain on investments	(0.09)	–	–	(0.35)	(0.25)
Total distributions	(0.11)	–	(0.04)	(0.35)	(0.26)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	–	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(1.23)	1.50	1.73	(1.69)	0.98
NET ASSET VALUE, END OF PERIOD	$11.82	$13.05	$11.55	$9.82	$11.51

TOTAL RETURN	(8.48)%	12.99%	18.08%	(11.62)%	12.06%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$13,869	$18,668	$18,074	$20,548	$39,896

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.77%	1.79%	1.76%	1.77%	1.82%
Expenses (including fees waived/reimbursed by investment advisor)	1.76%	1.78%	1.76%	1.77%	1.82%
Net investment income	0.11%	0.26%	0.21%	0.69%	0.22%

PORTFOLIO TURNOVER RATE	34%	33%	42%	40%	53%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

Annual Report | April 30, 2019	67

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$13.12	$11.60	$9.85	$11.52	$10.54

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.03	0.06	0.04	0.08	0.05
Net realized and unrealized gain/(loss) on investments	(1.14)	1.48	1.77	(1.40)	1.21
Total income/(loss) from investment operations	(1.11)	1.54	1.81	(1.32)	1.26

DISTRIBUTIONS
From net investment income	(0.04)	(0.02)	(0.06)	–	(0.03)
From net realized gain on investments	(0.09)	–	–	(0.35)	(0.25)
Total distributions	(0.13)	(0.02)	(0.06)	(0.35)	(0.28)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(1.24)	1.52	1.75	(1.67)	0.98
NET ASSET VALUE, END OF PERIOD	$11.88	$13.12	$11.60	$9.85	$11.52

TOTAL RETURN	(8.32)%	13.24%	18.42%	(11.44)%	12.22%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$452,530	$471,260	$398,891	$349,493	$428,048

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.53%	1.55%	1.55%	1.55%	1.58%
Expenses (including fees waived/reimbursed by investment advisor)	1.52%	1.54%	1.55%	1.55%	1.58%
Net investment income	0.29%	0.49%	0.35%	0.75%	0.43%

PORTFOLIO TURNOVER RATE	34%	33%	42%	40%	53%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

68	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017	For the Period October 21, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$13.12	$11.98		$10.38	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.01)	(0.00	)(b)	0.01	(0.02)
Net realized and unrealized gain/(loss) on investments	(1.08)	2.12		1.72	0.40
Total income/(loss) from investment operations	(1.09)	2.12		1.73	0.38

DISTRIBUTIONS
From net investment income	–	(0.06)		(0.02)	–
From net realized gain on investments	(0.72)	(0.92)		(0.11)	–
Total distributions	(0.72)	(0.98)		(0.13)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00	(b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	(1.81)	1.14		1.60	0.38
NET ASSET VALUE, END OF PERIOD	$11.31	$13.12		$11.98	$10.38

TOTAL RETURN	(7.67)%	17.68%		16.81%	3.80	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$35,654	$41,709		$36,620	$30,735

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	2.05%	2.06%		2.17%	2.30	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	2.00%	2.00%		2.00%	2.00	%(d)(e)
Net investment income/(loss)	(0.06)%	0.00	%(f)	0.11%	(0.41	)%(d)

PORTFOLIO TURNOVER RATE	37%	46%		37%	8	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.
(f)	Less than 0.005% of average net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2019	69

Grandeur Peak Global Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Investor Class	Year Ended April 30, 2019		Year Ended April 30, 2018	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$3.95		$3.52	$3.01		$3.43		$3.31

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.00	)(b)	0.00 (b)	(0.00	)(b)(c)	0.00	(b)	0.00 (b)
Net realized and unrealized gain/(loss) on investments	(0.14)		0.65	0.51		(0.18)		0.35
Total income/(loss) from investment operations	(0.14)		0.65	0.51		(0.18)		0.35

DISTRIBUTIONS
From net investment income	(0.00	)(b)	–	–		(0.00	)(b)	(0.01)
From net realized gain on investments	(0.33)		(0.22)	(0.00	)(b)	(0.24)		(0.22)
Total distributions	(0.33)		(0.22)	(0.00	)(b)	(0.24)		(0.23)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00	(b)	0.00	(b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.47)		0.43	0.51		(0.42)		0.12
NET ASSET VALUE, END OF PERIOD	$3.48		$3.95	$3.52		$3.01		$3.43

TOTAL RETURN	(1.83)%		18.41%	17.09%		(5.03)%		11.09%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$130,745		$188,379	$166,284		$173,156		$201,462

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.61%		1.61%	1.61%		1.62%		1.62%
Expenses (including fees waived/reimbursed by investment advisor)	1.57%		1.55%	1.59%		1.62%		1.62%
Net investment income/(loss)	(0.12)%		0.03%	(0.06)%		0.06%		0.12%

PORTFOLIO TURNOVER RATE	38%		29%	30%		32%		37%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

See Notes to Financial Statements.

70	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017		Year Ended April 30, 2016	Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$4.00	$3.56		$3.03		$3.46	$3.34

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.00 (b)	0.01		0.01		0.01	0.01
Net realized and unrealized gain/(loss) on investments	(0.14)	0.65		0.52		(0.19)	0.34
Total income/(loss) from investment operations	(0.14)	0.66		0.53		(0.18)	0.35

DISTRIBUTIONS
From net investment income	(0.01)	(0.00	)(b)	(0.00	)(b)	(0.01)	(0.01)
From net realized gain on investments	(0.33)	(0.22)		(0.00	)(b)	(0.24)	(0.22)
Total distributions	(0.34)	(0.22)		(0.00	)(a)	(0.25)	(0.23)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.48)	0.44		0.53		(0.43)	0.12
NET ASSET VALUE, END OF PERIOD	$3.52	$4.00		$3.56		$3.03	$3.46

TOTAL RETURN	(1.84)%	18.62%		17.81%		(5.12)%	11.20%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$523,862	$591,470		$532,946		$452,030	$526,394

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.37%	1.36%		1.37%		1.38%	1.38%
Expenses (including fees waived/reimbursed by investment advisor)	1.33%	1.31%		1.35%		1.38%	1.38%
Net investment income	0.13%	0.28%		0.18%		0.30%	0.35%

PORTFOLIO TURNOVER RATE	38%	29%		30%		32%	37%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

Annual Report | April 30, 2019	71

Grandeur Peak Global Reach Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Investor Class	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$16.97	$14.52	$12.31	$13.65	$12.43

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.01	0.01	0.01	0.01	0.00 (b)
Net realized and unrealized gain/(loss) on investments	(0.58)	2.66	2.22	(0.89)	1.37
Total income/(loss) from investment operations	(0.57)	2.67	2.23	(0.88)	1.37

DISTRIBUTIONS
From net investment income	(0.00)	–	(0.02)	(0.01)	(0.01)
From net realized gain on investments	(1.42)	(0.22)	–	(0.45)	(0.14)
Total distributions	(1.42)	(0.22)	(0.02)	(0.46)	(0.15)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(1.99)	2.45	2.21	(1.34)	1.22
NET ASSET VALUE, END OF PERIOD	$14.98	$16.97	$14.52	$12.31	$13.65

TOTAL RETURN	(1.61)%	18.44%	18.11%	(6.45)%	11.09%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$56,307	$65,923	$67,574	$66,984	$87,354

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.52%	1.52%	1.52%	1.60%	1.60%
Expenses (including fees waived/reimbursed by investment advisor)	1.52%	1.52%	1.52%	1.60%	1.60%
Net investment income	0.05%	0.06%	0.07%	0.10%	0.03%

PORTFOLIO TURNOVER RATE	50%	43%	42%	46%	46%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

72	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$17.02	$14.55	$12.33	$13.66	$12.42

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.05	0.04	0.04	0.04	0.03
Net realized and unrealized gain/(loss) on investments	(0.58)	2.67	2.22	(0.89)	1.37
Total income/(loss) from investment operations	(0.53)	2.71	2.26	(0.85)	1.40

DISTRIBUTIONS
From net investment income	(0.03)	(0.02)	(0.04)	(0.03)	(0.02)
From net realized gain on investments	(1.42)	(0.22)	–	(0.45)	(0.14)
Total distributions	(1.45)	(0.24)	(0.04)	(0.48)	(0.16)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(1.98)	2.47	2.22	(1.33)	1.24
NET ASSET VALUE, END OF PERIOD	$15.04	$17.02	$14.55	$12.33	$13.66

TOTAL RETURN	(1.33)%	18.69%	18.36%	(6.18)%	11.41%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$272,743	$302,269	$258,683	$221,759	$260,239

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.27%	1.28%	1.29%	1.35%	1.35%
Expenses (including fees waived/reimbursed by investment advisor)	1.27%	1.28%	1.29%	1.35%	1.35%
Net investment income	0.29%	0.27%	0.28%	0.34%	0.23%

PORTFOLIO TURNOVER RATE	50%	43%	42%	46%	46%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

Annual Report | April 30, 2019	73

Grandeur Peak Global Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Investor Class	Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017	For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$15.06	$12.76		$10.85	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.01	(0.00	)(b)	(0.03)	0.00	(b)
Net realized and unrealized gain on investments	0.16	2.52		1.95	0.85
Total income from investment operations	0.17	2.52		1.92	0.85

DISTRIBUTIONS
From net investment income	–	–		(0.01)	(0.00	)(b)
From net realized gain on investments	(0.40)	(0.22)		–	(0.00	)(b)
Total distributions	(0.40)	(0.22)		(0.01)	(0.00	)(a)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00	(b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.23)	2.30		1.91	0.85
NET ASSET VALUE, END OF PERIOD	$14.83	$15.06		$12.76	$10.85

TOTAL RETURN	1.78%	19.79%		17.70%	8.55	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$90,400	$92,552		$61,212	$19,131

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.27%	1.35%		1.41%	2.06	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	1.27%	1.35%		1.35%	1.35	%(d)(e)
Net investment income/(loss)	0.05%	(0.03)%		(0.23)%	0.00	%(d)(f)

PORTFOLIO TURNOVER RATE	52%	30%		32%	24	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.
(f)	Less than 0.005% of average net assets.

See Notes to Financial Statements.

74	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$15.14	$12.79	$10.87	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.04	0.03	0.01 (b)	0.02
Net realized and unrealized gain on investments	0.17	2.54	1.93	0.85
Total income from investment operations	0.21	2.57	1.94	0.87

DISTRIBUTIONS
From net investment income	(0.02)	–	(0.02)	(0.00	)(c)
From net realized gain on investments	(0.40)	(0.22)	–	(0.00	)(c)
Total distributions	(0.42)	(0.22)	(0.02)	(0.00	)(a)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

INCREASE/DECREASE IN NET ASSET VALUE	(0.21)	2.35	1.92	0.87
NET ASSET VALUE, END OF PERIOD	$14.93	$15.14	$12.79	$10.87

TOTAL RETURN	2.08%	20.14%	17.92%	8.76	%(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$108,934	$95,533	$47,811	$17,562

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.02%	1.10%	1.17%	1.86	%(e)(f)
Expenses (including fees waived/ reimbursed by investment advisor)	1.02%	1.10%	1.10%	1.10	%(e)(f)
Net investment income	0.27%	0.24%	0.05%	0.22	%(e)

PORTFOLIO TURNOVER RATE	52%	30%	32%	24	%(d)

(a)	Per share numbers have been calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Not Annualized.
(e)	Annualized.
(f)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

Annual Report | April 30, 2019	75

Grandeur Peak International Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Investor Class	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$4.10	$3.55	$3.09	$3.42	$3.41

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.00 (b)	0.01	0.01	0.01	0.01
Net realized and unrealized gain/(loss) on investments	(0.38)	0.68	0.52	(0.20)	0.21
Total income/(loss) from investment operations	(0.38)	0.69	0.53	(0.19)	0.22

DISTRIBUTIONS
From net investment income	(0.01)	(0.01)	(0.02)	(0.01)	(0.01)
From net realized gain on investments	(0.37)	(0.13)	(0.05)	(0.13)	(0.20)
Total distributions	(0.38)	(0.14)	(0.07)	(0.14)	(0.21)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.76)	0.55	0.46	(0.33)	0.01
NET ASSET VALUE, END OF PERIOD	$3.34	$4.10	$3.55	$3.09	$3.42

TOTAL RETURN	(7.40)%	19.30%	17.50%	(5.53)%	7.25%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$58,070	$78,686	$78,403	$123,922	$173,842

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.62%	1.61%	1.61%	1.62%	1.62%
Expenses (including fees waived/reimbursed by investment advisor)	1.57%	1.55%	1.58%	1.62%	1.62%
Net investment income	0.11%	0.31%	0.16%	0.45%	0.37%

PORTFOLIO TURNOVER RATE	34%	26%	30%	34%	36%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

76	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$4.12	$3.57	$3.11	$3.43	$3.42

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.01	0.02	0.01	0.02	0.02
Net realized and unrealized gain/(loss) on investments	(0.38)	0.67	0.52	(0.20)	0.21
Total income/(loss) from investment operations	(0.37)	0.69	0.53	(0.18)	0.23

DISTRIBUTIONS
From net investment income	(0.02)	(0.01)	(0.02)	(0.01)	(0.02)
From net realized gain on investments	(0.37)	(0.13)	(0.05)	(0.13)	(0.20)
Total distributions	(0.39)	(0.14)	(0.07)	(0.14)	(0.22)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.76)	0.55	0.46	(0.32)	0.01
NET ASSET VALUE, END OF PERIOD	$3.36	$4.12	$3.57	$3.11	$3.43

TOTAL RETURN	(7.19)%	19.38%	17.59%	(5.02)%	7.41%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$653,241	$813,322	$698,504	$579,371	$682,364

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.37%	1.37%	1.37%	1.38%	1.38%
Expenses (including fees waived/reimbursed by investment advisor)	1.32%	1.30%	1.34%	1.38%	1.38%
Net investment income	0.41%	0.54%	0.42%	0.65%	0.61%

PORTFOLIO TURNOVER RATE	34%	26%	30%	34%	36%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

Annual Report | April 30, 2019	77

Grandeur Peak International Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Investor Class	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$15.53	$13.04	$11.02	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.04	0.05	0.02	0.03
Net realized and unrealized gain/(loss) on investments	(0.53)	2.62	2.03	0.99
Total income/(loss) from investment operations	(0.49)	2.67	2.05	1.02

DISTRIBUTIONS
From net investment income	(0.05)	–	(0.03)	–
From net realized gain on investments	(0.29)	(0.18)	–	–
Total distributions	(0.34)	(0.18)	(0.03)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.83)	2.49	2.02	1.02
NET ASSET VALUE, END OF PERIOD	$14.70	$15.53	$13.04	$11.02

TOTAL RETURN	(2.69)%	20.50%	18.68%	10.20	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$72,204	$52,478	$31,045	$22,028

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.19%	1.19%	1.27%	1.45	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	1.19%	1.19%	1.27%	1.35	%(d)(e)
Net investment income	0.26%	0.33%	0.19%	0.44	%(d)

PORTFOLIO TURNOVER RATE	42%	24%	37%	59	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

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Grandeur Peak International Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$15.57	$13.06	$11.03	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.07	0.08	0.04	0.04
Net realized and unrealized gain/(loss) on investments	(0.54)	2.63	2.04	0.99
Total income/(loss) from investment operations	(0.47)	2.71	2.08	1.03

DISTRIBUTIONS
From net investment income	(0.07)	(0.02)	(0.05)	(0.00	)(b)
From net realized gain on investments	(0.29)	(0.18)	–	–
Total distributions	(0.36)	(0.20)	(0.05)	(0.00	)(b)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.83)	2.51	2.03	1.03
NET ASSET VALUE, END OF PERIOD	$14.74	$15.57	$13.06	$11.03

TOTAL RETURN	(2.50)%	20.79%	18.96%	10.34	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$561,100	$496,358	$265,393	$119,070

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	0.94%	0.94%	1.02%	1.20	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	0.94%	0.94%	1.02%	1.10	%(d)(e)
Net investment income	0.51%	0.57%	0.37%	0.60	%(d)

PORTFOLIO TURNOVER RATE	42%	24%	37%	59	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

Annual Report | April 30, 2019	79

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2019

1.	ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2019, the Trust consists of multiple separate portfolios or series. This annual report describes the Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, and Grandeur Peak International Stalwarts Fund (individually a “Fund” and collectively, the “Funds”). The Funds seek long-term growth of capital. The Funds offer Investor Class (except the Grandeur Peak Global Micro Cap Fund) and Institutional Class shares.

2.	SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of each Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model.

Corporate Bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Forward currency exchange contracts have a fair value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when Grandeur Peak Global Advisors, LLC (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the

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Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2019

lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments in the fair value hierarchy as of April 30, 2019:

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Emerging Markets Opportunities Fund
Common Stocks
Malaysia	$7,176,421	$778,909	$–	$7,955,330
Pakistan	1,818,597	450,645	–	2,269,242
Philippines	22,513,588	1,607,688	–	24,121,276
Russia	1,725,330	382,847	–	2,108,177
South Africa	13,883,652	346,456	–	14,230,108
Other*	381,167,157	–	–	381,167,157
Corporate Bonds*	$–	$814,752	$–	$814,752
Total	$428,284,745	$4,381,297	$–	$432,666,042

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Micro Cap Fund
Common Stocks
Malaysia	$256,061	$181,806	$–	$437,867
New Zealand	–	–	–	–
Philippines	433,324	289,079	–	722,403
South Africa	–	122,239	–	122,239
United States	4,674,179	303,588	–	4,977,767
Other*	28,948,471	–	–	28,948,471
Corporate Bonds*	$–	$209,292	$–	$209,292
Total	$34,312,035	$1,106,004	$–	$35,418,039

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Opportunities Fund
Common Stocks
New Zealand	$–	$–	$1	$1
Philippines	6,532,277	893,871	–	7,426,148
Other*	623,177,017	–	–	623,177,017
Preferred Stocks*	$–	$–	$1,923,136	$1,923,136
Corporate Bonds*	–	604,880	–	604,880
Total	$629,709,294	$1,498,751	$1,923,137	$633,131,182

Annual Report | April 30, 2019	81

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2019

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Reach Fund
Common Stocks
Malaysia	$243,976	$617,799	$–	$861,775
New Zealand	–	–	–	–
Philippines	4,804,586	1,549,079	–	6,353,665
Russia	–	51,195	–	51,195
South Africa	2,482,640	639,467	–	3,122,107
Spain	–	–	–	–
United States	81,592,323	885,507	–	82,477,830
Other*	231,340,148	–	–	231,340,148
Preferred Stocks*	$–	$–	$912,077	$912,077
Corporate Bonds*	–	1,027,207	–	1,027,207
Total	$320,463,673	$4,770,254	$912,077	$326,146,004

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Stalwarts Fund
Common Stocks*	$193,761,266	$–	$–	$193,761,266
Preferred Stocks*	–	–	482,814	482,814
Total	$193,761,266	$–	$482,814	$194,244,080

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak International Opportunities Fund
Common Stocks
New Zealand	$–	$–	$1	$1
Philippines	14,374,561	2,651,514	–	17,026,075
Other*	634,450,256	–	–	634,450,256
Corporate Bonds*	$–	$805,497	$–	$805,497
Total	$648,824,817	$3,457,011	$1	$652,281,829

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak International Stalwarts Fund
Common Stocks*	$603,141,167	$–	$–	$603,141,167
Total	$603,141,167	$–	$–	$603,141,167

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

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Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2019

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Grandeur Peak Global Opportunities Fund	Common Stocks	Preferred Stocks	Total
Balance as of April 30, 2018	$179,252	$–	$179,252
Accrued Discount/Premium	–	–	–
Return of Capital	–	–	–
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	(179,251)	–	(179,251)
Purchases	–	1,923,136	1,923,136
Sales Proceeds	–	–	–
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of April 30, 2019	$1	$1,923,136	$1,923,137
Net change in unrealized Appreciation/(Depreciation) attributable to Level 3 investments held at April 30, 2019	$(179,252)	$–	$–

Grandeur Peak Global Reach Fund	Common Stocks	Preferred Stocks	Total
Balance as of April 30, 2018	$860,689	$–	$860,689
Accrued Discount/Premium	–	–	–
Return of Capital	–	–	–
Realized Gain/(Loss)	517,440	–	517,440
Change in Unrealized Appreciation/(Depreciation)	(452,754)	–	(452,754)
Purchases	–	912,077	912,077
Sales Proceeds	(925,374)	–	(925,374)
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of April 30, 2019	$1	$912,077	$912,078
Net change in unrealized Appreciation/(Depreciation) attributable to Level 3 investments held at April 30, 2019	$(132,539)	$–	$–

Grandeur Peak Global Stalwarts Fund	Common Stocks	Preferred Stocks	Total
Balance as of April 30, 2018	$–	$–	$–
Accrued Discount/Premium	–	–	–
Return of Capital	–	–	–
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	–	–	–
Purchases	–	482,814	482,814
Sales Proceeds	–	–	–
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of April 30, 2019	$–	$482,814	$482,814
Net change in unrealized Appreciation/(Depreciation) attributable to Level 3 investments held at April 30, 2019	$–	$–	$–

Change in unrealized appreciation/depreciation on Level 3 securities is included on the Statements of Operations under Net change in unrealized appreciation/(depreciation) on investments. Realized gain (loss) on Level 3 securities is included on the Statements of Operations under Net realized gain/(loss) on investments.

The table below provided additional information about the Level 3 Fair Value Measurements as of April 30, 2019:

Quantitative Information about Level 3 Fair Value Measurements

Grandeur Peak Global Opportunities Fund

Asset Class	Fair Value (USD) at 04/30/2019	Valuation Technique	Unobservable Inputs(a)	Value
Preferred Stock	$1,923,136	Purchase price	Cost	$19.90

Annual Report | April 30, 2019	83

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2019

Grandeur Peak Global Reach Fund

Asset Class	Fair Value (USD) at 04/30/2019	Valuation Technique	Unobservable Inputs(a)	Value
Preferred Stock	$912,077	Purchase price	Cost	$19.90

Grandeur Peak Global Stalwarts Fund

Asset Class	Fair Value (USD) at 04/30/2019	Valuation Technique	Unobservable Inputs(a)	Value
Preferred Stock	$482,814	Purchase price	Cost	$19.90

(a)       A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount	Decrease	Increase

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Cash Management Transactions: The Funds subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign Cash, at Value. As of April 30, 2019, the Funds had the following cash balances participating in the BBH CMS:

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$33,814,758
Grandeur Peak Global Micro Cap Fund	78,318
Grandeur Peak Global Opportunities Fund	18,868,980
Grandeur Peak Global Reach Fund	2,636,592
Grandeur Peak Global Stalwarts Fund	4,726,149
Grandeur Peak International Opportunities Fund	48,457,553
Grandeur Peak International Stalwarts Fund	27,417,489

As of April 30, 2019, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$22,986
Grandeur Peak Global Micro Cap Fund	–
Grandeur Peak Global Opportunities Fund	5,648
Grandeur Peak Global Reach Fund	6,727
Grandeur Peak Global Stalwarts Fund	15
Grandeur Peak International Opportunities Fund	16
Grandeur Peak International Stalwarts Fund	–

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

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Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2019

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service.

The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees), are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2019, the Funds had a liability for unrecognized capital gains tax. These amounts are disclosed as Foreign Capital Gains Tax on the Statements of Assets and Liabilities. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from their investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes. The Funds intend to pass through foreign tax credits to shareholders.

3.  TAX BASIS INFORMATION

Reclassifications: As of April 30, 2019, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and are primarily attributed to tax equalization. The reclassifications were as follows:

Fund	Paid-in Capital	Distributable earnings
Grandeur Peak Emerging Markets Opportunities Fund	$–	$–
Grandeur Peak Global Micro Cap Fund	(36,141)	36,141
Grandeur Peak Global Opportunities Fund	3,491,680	(3,491,680)
Grandeur Peak Global Reach Fund	1,494,444	(1,494,444)
Grandeur Peak Global Stalwarts Fund	467,003	(467,003)
Grandeur Peak International Opportunities Fund	6,320,246	(6,320,246)
Grandeur Peak International Stalwarts Fund	471,646	(471,646)

Included in the amounts reclassified for Grandeur Peak Global Micro Cap Fund was a net operating loss of $44,222.

Annual Report | April 30, 2019	85

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2019

Tax Basis of Investments: As of April 30, 2019, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
Grandeur Peak Emerging Markets Opportunities Fund	$94,390,421	$(35,668,478)	$(602,031)	$58,119,912	$373,944,099
Grandeur Peak Global Micro Cap Fund	7,119,360	(2,947,730)	(7,801)	4,163,829	31,246,409
Grandeur Peak Global Opportunities Fund	188,234,340	(37,582,474)	(292,069)	150,359,797	482,479,316
Grandeur Peak Global Reach Fund	83,648,067	(22,054,479)	(164,878)	61,428,710	264,552,416
Grandeur Peak Global Stalwarts Fund	41,537,407	(8,280,304)	(196,705)	33,060,398	160,986,977
Grandeur Peak International Opportunities Fund	180,108,468	(41,374,748)	(161,800)	138,571,920	513,548,109
Grandeur Peak International Stalwarts Fund	117,529,140	(29,975,907)	(740,207)	86,813,026	515,587,934

Components of Earnings: As of April 30, 2019, components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Gains/(Losses)	Other Accumulated Gain/(Loss)	Net Unrealized Appreciation/ (Depreciation) on Investments and Foreign Currency	Total Distributable Earnings
Grandeur Peak Emerging Markets Opportunities Fund	$–	$(9,147,830)	$(163,836)	$58,119,912	$48,808,246
Grandeur Peak Global Micro Cap Fund	–	(34,171)	(16,039)	4,163,829	4,113,619
Grandeur Peak Global Opportunities Fund	–	18,892,896	–	150,359,797	169,252,693
Grandeur Peak Global Reach Fund	19,029	2,765,179	(367)	61,428,710	64,212,551
Grandeur Peak Global Stalwarts Fund	122,506	1,729,443	78	33,060,398	34,912,425
Grandeur Peak International Opportunities Fund	260,825	3,261,929	(416)	138,571,921	142,094,259
Grandeur Peak International Stalwarts Fund	678,165	(2,771,618)	–	86,813,026	84,719,573

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2019 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Grandeur Peak Emerging Markets Opportunities Fund	$1,399,313	$3,456,127
Grandeur Peak Global Micro Cap Fund	10,964	2,207,059
Grandeur Peak Global Opportunities Fund	4,541,112	56,054,176
Grandeur Peak Global Reach Fund	2,440,188	27,120,108
Grandeur Peak Global Stalwarts Fund	150,604	5,087,232
Grandeur Peak International Opportunities Fund	6,846,633	62,253,180
Grandeur Peak International Stalwarts Fund	2,587,918	10,997,639

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2018 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Grandeur Peak Emerging Markets Opportunities Fund	$518,950	$–
Grandeur Peak Global Micro Cap Fund	834,856	2,093,993
Grandeur Peak Global Opportunities Fund	1,359,717	41,054,835
Grandeur Peak Global Reach Fund	374,631	4,826,741
Grandeur Peak Global Stalwarts Fund	–	2,371,669
Grandeur Peak International Opportunities Fund	3,123,114	27,328,426
Grandeur Peak International Stalwarts Fund	604,680	5,564,868

86	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2019

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Grandeur Peak Emerging Markets Opportunities Fund	$1,433,604	$1,294,348

The following Funds elect to defer to the period ending April 30, 2020, capital losses recognized during the period November 1, 2018 - April 30, 2019 in the amount of:

Fund	Capital Losses Recognized
Grandeur Peak Emerging Markets Opportunities Fund	$6,419,878
Grandeur Peak Global Micro Cap Fund	34,171
Grandeur Peak International Stalwarts Fund	2,771,618

The following Funds elect to defer to the period ending April 30, 2020, late year ordinary losses in the amount of:

Fund	Ordinary Losses Recognized
Grandeur Peak Emerging Markets Opportunities Fund	$163,828
Grandeur Peak Global Micro Cap Fund	16,039

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short term securities) during the year ended April 30, 2019 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Grandeur Peak Emerging Markets Opportunities Fund	$148,118,893	$137,984,227
Grandeur Peak Global Micro Cap Fund	13,949,929	16,124,137
Grandeur Peak Global Opportunities Fund	262,541,570	387,492,386
Grandeur Peak Global Reach Fund	165,608,238	199,742,163
Grandeur Peak Global Stalwarts Fund	103,083,926	94,718,375
Grandeur Peak International Opportunities Fund	243,052,546	393,908,683
Grandeur Peak International Stalwarts Fund	327,018,747	225,650,507

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the share do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Shares redeemed within 60 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the year ended April 30, 2019 and the year ended April 30, 2018, the redemption fees charged by the Funds are presented in the Statements of Changes in Net Assets.

Annual Report | April 30, 2019	87

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2019

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, (the “Advisory Agreement”), each Fund pays the Adviser an annual management fee based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ advisory fee rates.

Fund	Advisory Fee
Grandeur Peak Emerging Markets Opportunities Fund	1.35%
Grandeur Peak Global Micro Cap Fund	1.50%
Grandeur Peak Global Opportunities Fund	1.25%
Grandeur Peak Global Reach Fund	1.10%
Grandeur Peak Global Stalwarts Fund	0.80%
Grandeur Peak International Opportunities Fund	1.25%
Grandeur Peak International Stalwarts Fund	0.80%

The Adviser has contractually agreed to limit certain of each Fund’s expenses (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses). The following table reflects the Funds’ expense cap.

Fund	Expense Cap	Term of Expense Limit Agreements
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	1.95%	September 1, 2018 - August 31, 2019/
Institutional Class	1.70%	September 1, 2017 - August 31, 2018

Grandeur Peak Global Micro Cap Fund
Institutional Class	2.00%	September 1, 2018 - August 31, 2019/
		September 1, 2017 - August 31, 2018
Grandeur Peak Global Opportunities Fund
Investor Class	1.75%	September 1, 2018 - August 31, 2019/
Institutional Class	1.50%	September 1, 2017 - August 31, 2018

Grandeur Peak Global Reach Fund
Investor Class	1.60%	September 1, 2018 - August 31, 2019/
Institutional Class	1.35%	September 1, 2017 - August 31, 2018

Grandeur Peak Global Stalwarts Fund
Investor Class	1.35%	September 1, 2018 - August 31, 2019/
Institutional Class	1.10%	September 1, 2017 - August 31, 2018

Grandeur Peak International Opportunities Fund
Investor Class	1.75%	September 1, 2018 - August 31, 2019/
Institutional Class	1.50%	September 1, 2017 - August 31, 2018

Grandeur Peak International Stalwarts Fund
Investor Class	1.35%	September 1, 2018 - August 31, 2019/
Institutional Class	1.10%	September 1, 2017 - August 31, 2018

Pursuant to these agreements, each Fund will reimburse the Adviser for any previous fee waivers and expense reimbursements made by the Adviser, provided that any such reimbursements made by the Funds to the Adviser will not cause the Funds’ expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. Fees waived/reimbursed by the Adviser for the year ended April 30, 2019 are disclosed in the Statements of Operations.

88	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2019

In addition to the foregoing contractual arrangements, the Adviser has voluntarily agreed, effective September 1, 2016, to waive, with respect to the Grandeur Peak Global Opportunities Fund and the Grandeur Peak International Opportunities Fund, annual management fees to the extent such fees exceed 1.10% on assets above $500 million (the annual management fee rate with respect to such funds will remain 1.25% on the first $500 million in assets). The Adviser has also voluntarily agreed, effective January 1, 2018, to waive, with respect to the Grandeur Peak Emerging Markets Opportunities Fund, annual management fees to the extent such fees exceed 1.20% on all assets above $400 million (the annual management fee rate with respect to the Fund will remain 1.35% on the first $400 million in assets). These voluntary arrangements may be terminated at any time by the Adviser. Voluntary waivers are not subject to recoupment by the Adviser. Voluntary fees waive by the Adviser for the year ended April 30, 2019 are disclosed in the Statements of Operations.

For the year ended April 30, 2019, the fee waivers/reimbursements and/or recoupments were as follows:

Fund	Fees Waived/Reimbursed By Adviser	Recoupment of Previously Waived Fees By Adviser
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak Global Micro Cap Fund
Institutional Class	$25,568	$6,202
Grandeur Peak Global Opportunities Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak Global Reach Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak Global Stalwarts Fund
Investor Class	$–	$16,519
Institutional Class	–	22,894
Grandeur Peak International Opportunities Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak International Stalwarts Fund
Investor Class	$–	$–
Institutional Class	–	–

Annual Report | April 30, 2019	89

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2019

As of April 30, 2019, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2020	Expires 2021	Expires 2022	Total
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Grandeur Peak Global Micro Cap Fund
Institutional Class	$49,625	$27,510	$25,568	$102,703
Grandeur Peak Global Opportunities Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Grandeur Peak Global Reach Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Grandeur Peak Global Stalwarts Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Grandeur Peak International Opportunities Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Grandeur Peak International Stalwarts Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–

Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2019 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2019 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the year ended April 30, 2019 are disclosed in the Statements of Operations.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the year ended April 30, 2019 are disclosed in the Statements of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

90	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2019

Trustees: The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations.

Each Fund has adopted a Distribution and Services (Rule 12b-1) Plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for its Investor Class shares. The Plan allows the Funds to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include the Distributor, other affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plan permits the Funds to make total payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its Investor Class shares. The expenses of the Plan are reflected as distribution and service fees in the Statements of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. NEW ACCOUNTING PROUNCEMENTS

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to US GAAP for investment companies. Effective November 4, 2018, the Funds adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Funds’ adoption of those amendments, effective with the financial statements prepared as of April 30, 2019, had no effect on the Funds’ net assets or results of operations.

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The Funds early adopted effective with the financial statements prepared as of April 30, 2019, and they had no effect on the Funds’ net assets or results of operations.

9. SUBSEQUENT EVENT

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Annual Report | April 30, 2019	91

Grandeur Peak Funds®	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund and Grandeur Peak International Stalwarts Fund (the “Funds”), seven of the funds constituting the Financial Investors Trust, as of April 30, 2019; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Funds, except Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Stalwarts Fund and Grandeur Peak International Stalwarts Fund; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Stalwarts Fund and Grandeur Peak International Stalwarts Fund; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting Financial Investors Trust as of April 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Financial Investors Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Grandeur Peak Global Micro Cap Fund	For the year ended April 30, 2019	For the years ended April 30, 2019 and 2018	For the years ended April 30, 2019, 2018, 2017, and the period from October 21, 2015 (commencement of operations) through April 30, 2016
Grandeur Peak Global Stalwarts Fund	For the year ended April 30, 2019	For the years ended April 30, 2019 and 2018	For the years ended April 30, 2019, 2018, 2017, and the period from September 2, 2015 (commencement of operations) through April 30, 2016
Grandeur Peak International Stalwarts Fund	For the year ended April 30, 2019	For the years ended April 30, 2019 and 2018	For the years ended April 30, 2019, 2018, 2017, and the period from September 2, 2015 (commencement of operations) through April 30, 2016

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 25, 2019

We have served as the auditor of one or more investment companies advised by Grandeur Peak Global Advisors, LLC since 2012.

92	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Additional Information

April 30, 2019 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year within 60 days after the end of the period. Copies of the Funds’ previously filed Form NQs are available without charge on the SEC website at http://www.sec.gov.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 855-377-PEAK(7325) and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Funds designate the following amounts for federal income tax purposes for the fiscal year ended April 30, 2019:

	Foreign Taxes Paid	Foreign Source Income
Grandeur Peak Global Opportunities Fund	$743,527	$9,350,887
Grandeur Peak International Opportunities Fund	$1,210,544	$13,587,017
Grandeur Peak Global Reach Fund	$386,505	$4,753,779
Grandeur Peak Emerging Markets Opportunities Fund	$661,636	$7,892,146
Grandeur Peak Global Micro Cap Fund	$70,069	$790,601
Grandeur Peak Global Stalwarts Fund	$125,498	$1,677,703
Grandeur Peak International Stalwarts Fund	$591,509	$7,537,929

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2018, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
Grandeur Peak Global Opportunities Fund	37.93%	100.00%
Grandeur Peak International Opportunities Fund	2.04%	100.00%
Grandeur Peak Global Reach Fund	20.36%	100.00%
Grandeur Peak Emerging Markets Opportunities Fund	8.69%	100.00%
Grandeur Peak Global Micro Cap Fund	100.00%	100.00%
Grandeur Peak Global Stalwarts Fund	100.00%	100.00%
Grandeur Peak International Stalwarts Fund	5.67%	100.00%

In early 2019, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2018 via Form 1099. The Funds will notify shareholders in early 2020 of amounts paid to them by the Funds, if any, during the calendar year 2019.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Funds designate the following as long-term capital gain dividends:

Grandeur Peak Global Opportunities Fund	$56,054,176
Grandeur Peak International Opportunities Fund	$62,253,180
Grandeur Peak Global Reach Fund	$27,120,108
Grandeur Peak Emerging Markets Opportunities Fund	$3,456,127
Grandeur Peak Global Micro Cap Fund	$2,207,058
Grandeur Peak Global Stalwarts Fund	$5,087,232
Grandeur Peak International Stalwarts Fund	$10,997,639

Annual Report | April 30, 2019	93

Grandeur Peak Funds®	Additional Information

April 30, 2019 (Unaudited)

For the fiscal year ended April 30, 2019, the following long term amounts were utilized as earnings and profits distributed to shareholders on redemptions:

Grandeur Peak Global Opportunities Fund	$3,475,708
Grandeur Peak International Opportunities Fund	$5,970,466
Grandeur Peak Global Reach Fund	$1,392,386
Grandeur Peak Emerging Markets Opportunities Fund	–
Grandeur Peak Global Micro Cap Fund	$8,082
Grandeur Peak Global Stalwarts Fund	$428,892
Grandeur Peak International Stalwarts Fund	$170,590

94	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Trustees and Officers

April 30, 2019 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-377-7325.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen By Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	31	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	31	Mr. Deems is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

Annual Report | April 30, 2019	95

Grandeur Peak Funds®	Trustees and Officers

April 30, 2019 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen By Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	31	Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); and Clough Global Opportunities Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	31	None.

96	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Trustees and Officers

April 30, 2019 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee and President^	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005)and ALPS Advisors, Inc. (“AAI”) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	31	Mr. Burke is a Trustee of ALPS ETF Trust (20 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

Annual Report | April 30, 2019	97

Grandeur Peak Funds®	Trustees and Officers

April 30, 2019 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and ALPS Series Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.
Karen S. Gilomen, 1970	Secretary	Ms. Gilomen was elected Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.	Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of Reaves Utility Income Fund and the Assistant Secretary of the WesMark Funds.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Axonic Alternative Income Fund, Boulder Growth & Income Fund, Inc., Centre Funds, Index Funds, Reality Shares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust.
Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.
Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of ALPS ETF Trust, Clough Funds Trust and Principal Real Estate Income Fund.

98	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Trustees and Officers

April 30, 2019 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Jennifer Craig, 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Sareena Khwaja-Dixon, 1980	Assistant Secretary	Ms. Khwaja-Dixon was elected Assistant Secretary of the Trust at the December 12, 2017 meeting of the Board of Trustees.	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc., Clough Funds Trust, Clough Dividend and Income Fund, Clough Global Opportunities Fund, and Clough Global Equity Fund.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust (currently 31) and any other investment companies for which Grandeur Peak Global Advisors LLC provides investment advisory services (currently none).
^	Effective June 12, 2019, Mr. Burke’s term as President of the Trust ended and Bradley J. Swenson was appointed President of the Trust.

Annual Report | April 30, 2019	99

Grandeur Peak Funds®	Privacy Policy

April 30, 2019 (Unaudited)

Who We Are
Who is providing this notice?	Grandeur Peak Global Opportunities Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Stalwarts Fund, and Grandeur Peak International Stalwarts Fund.
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes-information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds does not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

100	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Privacy Policy

April 30, 2019 (Unaudited)

WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●     Social Security number and account transactions

●     Account balances and transaction history

●     Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Annual Report | April 30, 2019	101

Contact Us

Mail:	Grandeur Peak Funds, P.O. Box 13664, Denver, CO 80201	E-Mail:	grandeurpeakglobal@alpsinc.com
Phone:	1.855.377.PEAK (7325)	Web:	www.GrandeurPeakGlobal.com

ANNUAL April 30, 2019

Highland Resolute Fund

Class I RMRGX

Highland Resolute Fund	Table of Contents

Highland Resolute Fund	Shareholder Letter

April 30, 2019 (Unaudited)

PERFORMANCE:

April 30, 2019

The Highland Resolute Fund outperformed the HFRX Global Hedge Fund Index(1) by about 299 basis points(2) over the twelve months ending April 30, 2019. The Fund historically has strong up market capture with down market capture in line with the index. Since inception, the Fund has outperformed the HFRX Global Hedge Fund Index by roughly 220 basis points annualized. This is due primarily to a higher level of net equity exposure relative to the benchmark; which helped the Fund keep up with strong equity markets.

When compared to the peer group (Morningstar Multi-Alternative Universe)(3), the Fund has underperformed the Universe over the last twelve months but has continued to outperform the Universe materially over longer time horizons – by about 200 basis points annualized since inception. As with the HFRX Global Index, the Universe is very diverse and contains a number of market-neutral and other low net equity strategies that can cause the average net equity exposure for the Universe to be considerably less than our Fund. So, we anticipate outperforming the Universe in up markets and underperforming in down markets – recent performance has been consistent with our expectations.

Long/Short Equity – Long/Short equity outperformed the HFRX Equity Hedge Index(4) over the last 12 months, as all three strategies outperformed. The best performer was a U.S. focused generalist, which was the worst performer in 2018.

Macro – The sole Macro manager has outperformed the HFRX Macro Index(5) over the last 12 months. Increased volatility in equity markets has caused some of the outperformance. This sector is a small allocation and is held as a risk-off return contributor.

Credit/Global Tactical Asset Allocation – The lone credit strategy outperformed the HFRX Fixed Income – Credit Index(6) over the past 12 months. Performance was largely driven by positions in print media.

Relative Value – The Relative Value sleeve outperformed the HFRX Relative Value Arbitrage Index(7) over the past 12 months. Some outperformance from a multi-strategy fund was offset by negative absolute returns from a quantitative equity strategy that performed poorly due to its emerging markets exposure. This quantitative equity strategy was liquidated during the 1st quarter.

Event Driven – The Event Driven sleeve outperformed the HFRX Event Driven Index(8) over the past 12 months. A merger arbitrage focused manager has been the best performer in the sleeve with a few large mergers being responsible for most of the gains. A quantitative strategy struggled in many of its equity-oriented strategies and offset some of the outperformance in the sleeve.

Past performance is no guarantee of future results.

2

Highland Resolute Fund	Shareholder Letter

April 30, 2019 (Unaudited)

HIGHLAND RESOLUTE FUND

Table 1 notes the performance for the Fund as of quarter end under standard reporting (since inception) as well as of April 30th.

Table 1 (1)(3)(9)(10)

Performance (amounts greater than one year are annualized)

	Standardized Performance Data as of March 31, 2019					Non-Standardized Performance Data as of April 30, 2019
	YTD	1-Year	3-Year	5-Year	Since Inception (12/30/11)	YTD	1-Year	3-Year	5-Year	Since Inception (12/30/11)
Highland Resolute Fund - Class I NAV	5.41%	-1.80%	3.25%	2.20%	3.42%	7.18%	0.22%	3.56%	2.54%	3.62%
Morningstar Multi-Alternative Universe	4.24%	0.28%	2.12%	0.93%	1.54%	5.34%	1.09%	2.44%	1.10%	1.67%
HFRX Global Hedge Fund Index	2.60%	-3.32%	1.95%	-0.30%	1.33%	3.28%	-2.77%	2.04%	-0.02%	1.40%
S&P 500® Index	13.65%	9.50%	13.51%	10.91%	14.23%	18.25%	13.49%	14.87%	11.63%	14.68%

	Gross Expense Ratio	Less Expense Waivers	Net Expense Ratio	Net Ratio ex Dividend & Short Expense
Highland Resolute Fund - Class I NAV	2.47%	-1.20%	1.27%	1.19%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-268-2242.

The Fund has a redemption fee of 2.00% for shares redeemed within the first 90 days of purchase. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

The Adviser has agreed to waive the portion of its 1.50% Management Fee in excess of any sub-advisory fees paid by the Adviser to sub-advisors in connection with the Fund (“Sub-Advisory Fees”). This agreement (the “Expense Agreement”) is in effect through August 31, 2019. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2019 without the approval by the Fund’s Board of Trustees.

Net Ratio ex Dividend & Short Expense is the Net Expense Ratio less any Dividend and Interest Expense on Securities Sold Short.

Non-standardized performance is any performance period that doesn’t fall on a quarter end.

Portfolio Changes:

During the period, a quantitative equity strategy in the Relative Value space was liquidated.

Closing:

We continue to add value both in our allocation and manager selection decisions. We appreciate your investment in our Highland Resolute Fund, please feel free to contact us with any questions.

Sincerely,

R. Scott Graham, CFA & Michael T. Lytle, CFA

Portfolio Managers (11)

Annual Report | April 30, 2019	3

Highland Resolute Fund	Shareholder Letter

April 30, 2019 (Unaudited)

Underlying Allocation Weights:

Figure 1 lists the long-term target asset allocation for the Fund as well as the allocation as of April 30, 2019.

Holdings and allocations subject to change and may not reflect the current or future position of the portfolio.

Highland Resolute Fund	Shareholder Letter

April 30, 2019 (Unaudited)

IMPORTANT NOTES AND DISCLOSURES

Past performance does not guarantee future results.

Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please call 1-855-268-2242 to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Highland Associates, Inc. and the information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Highland Associates, Inc. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Highland Resolute Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

RISKS:

The Fund’s strategy may expose it to the risks of investments in Swap Contracts and Other Investment Companies. These risks include, but are not limited to higher expenses, allocation risk, underlying fund risk, transparency risk, and underlying fund managed portfolio risk. Investments which focus on alternative strategies are subject to increased risk and loss of principal and are not suitable for all investors. Swap Risk involves swap agreements and are subject to counterparty default risk and may not perform as intended. Derivatives Risk involves the exercise of skill and judgment. Derivatives may expire worthless or not perform as expected. Equity risk may cause the value of the securities held by the Fund to fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invest.

The Fund’s investments in non-U.S. issuers may be even more volatile and may present more risks than investments in U.S. issuers.

Commodity Risk may subject the Funds to greater volatility than traditional investments because of global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity. Commodity-linked investments may not move in the same direction and to the same extent as the underlying commodities.

(1)	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value strategies. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. Investors cannot invest directly in an index.

(2)	Basis point is a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1% or 0.01%(.0001).

(3)	The Morningstar Multi-Alternative Universe is designed to represent the exposure to alternative investment tactics. Funds in this category have the majority of their assets exposed to alternative strategies. An investor’s exposure to different tactics may change slightly over time in response to market movements. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. The gross short exposure is greater than 20%.

(4)	The HFRX Equity Hedge Index is designed to be representative of a subset of the overall composition of the hedge fund universe. Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. The index figures do not reflect any fees, expense, or taxes. Investors cannot invest directly in an index.

(5)	The HFRX Macro Index is designed to be representative of a subset of the overall composition of the hedge fund universe. Macro strategy managers trade a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets. Managers employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, quantitative and fundamental approaches and long and short-term holding periods. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. The index figures do not reflect any fees, expense, or taxes. Investors cannot invest directly in an index.

Annual Report | April 30, 2019	5

Highland Resolute Fund	Shareholder Letter

April 30, 2019 (Unaudited)

(6)	The HFRX Fixed Income - Credit Index is designed to be representative of a subset of the overall composition of the hedge fund universe. It includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. The index figures do not reflect any fees, expense, or taxes. Investors cannot invest directly in an index.

(7)	The HFRX Relative Value Arbitrage Index is designed to be representative of a subset of the overall composition of the hedge fund universe. Relative Value investment managers who maintain positions in which the investment thesis is predicated on realization of a valuation discrepancy in the relationship between multiple securities. Managers employ a variety of fundamental and quantitative techniques to establish investment theses, and security types range broadly across equity, fixed income, derivative or other security types. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. The index figures do not reflect any fees, expense, or taxes. Investors cannot invest directly in an index.

(8)	The HFRX Event Driven Index maintains positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. The index figures do not reflect any fees, expense, or taxes. Investors cannot invest directly in an index.

(9)	The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index. The S&P 500® Index figures do not reflect any fees, expenses, or taxes. Investors cannot invest directly in this index.

(10)	Highland Associates, Inc. has agreed to waive the portion of its 1.50% Management Fee in excess of any sub-advisory fees paid by the Adviser to sub-advisors in connection with the Highland Resolute Fund. This agreement is in effect through August 31, 2019. The Adviser may not discontinue this agreement to waive fees without the approval by the Fund’s Board of Trustees.

(11)	R. Scott Graham and Michael T. Lytle are registered representatives of ALPS Distributors, Inc. CFA Institute Marks are trademarks owned by the CFA Institute.

Highland Resolute Fund	Performance Update

April 30, 2019 (Unaudited)

Performance (for the period ended April 30, 2019)

Highland Resolute Fund

Cumulative Total Return

(for the period ended April 30, 2019)	1 Year	3 Year	5 Year	Since Inception*	Gross Ratio(a)	Net Ratio(a)
Highland Resolute Fund - Class I - NAV	0.22%	3.56%	2.54%	3.62%	2.47%	1.27%
S&P 500® Index(b)	13.49%	14.87%	11.63%	14.67%
Dow Jones U.S. Select Dividend Index(c)	9.04%	11.20%	10.17%	13.05%
HFRX Global Hedge Fund Index(d)	-2.77%	2.04%	-0.02%	1.40%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-268-2242.

The Fund has a redemption fee of 2.00% for shares redeemed within the first 90 days of purchase. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

The Adviser has agreed to waive the portion of its 1.50% Management Fee in excess of any sub-advisory fees paid by the Adviser to sub-advisors in connection with the Fund (“Sub-Advisory Fees”). This agreement (the “Expense Agreement”) is in effect through August 31, 2019. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2019 without the approval by the Fund’s Board of Trustees.

*	Fund inception date of 12/30/11.

(a)	Ratios as of the Prospectus dated August 31, 2018 and may differ from the ratios presented in the Financial Highlights.

(b)	The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

(c)	The Dow Jones U.S. Select Dividend Index is an additional index, and represents the country’s top stocks by dividend yield, selected annually and subject to screening and buffering criteria. The index is not actively managed and does not reflect any deductions of fees, expenses or taxes. An investor may not invest directly in an index.

(d)	The HFRX Global Hedge Fund Index is an additional index, and is designed to be representative of the overall composition of the hedge fund universe and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value strategies. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Holdings**

(for the period ended April 30, 2019)

As a percentage of Net Assets

PIMCO Short-Term Fund, Institutional Class	30.57%
AQR Multi Strategy Alternative Fund, Class I	9.99%
Worldwide Media Services Group, Inc.	2.98%
Harland Clarke Holdings Corp.	2.33%
Mohegan Tribal Gaming	1.28%
RR Donnelley & Sons Co.	1.21%
One Call Corp.	1.12%
McClatchy Co.	1.03%
One Call Corp.	0.84%
Wyndham Hotels & Resorts, Inc.	0.82%
Top Ten Holdings

**	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2019	7

Highland Resolute Fund	Performance Update

April 30, 2019 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended April 30, 2019)

Comparison of change in value of a $10,000 investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Highland Resolute Fund	Consolidated Disclosure of Fund Expenses

April 30, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads), redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period of November 1, 2018 to April 30, 2019.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table below under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as applicable sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Highland Resolute Fund	BEGINNING ACCOUNT VALUE 11/01/18	ENDING ACCOUNT VALUE 04/30/19	EXPENSE RATIO(a)	EXPENSES PAID DURING THE PERIOD 11/01/18-04/30/19(b)
Class I
Actual	$1,000.00	$1,044.80	0.82%	$4.16
Hypothetical (5% return before expenses)	$1,000.00	$1,020.73	0.82%	$4.11

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

Annual Report | April 30, 2019	9

Highland Resolute Fund	Consolidated Schedule of Investments
April 30, 2019

Description	Shares	Value (Note 2)
COMMON STOCKS (12.98%)
AEROSPACE & DEFENSE (0.13%)
Raytheon Co.	2,528	$448,948

ASSET MANAGEMENT (0.54%)
Apollo Global Management LLC, Class A	54,845	1,792,883

DISTRIBUTION & WHOLESALE (0.76%)
LKQ Corp.(a)(b)	84,420	2,541,042

DIVERSIFIED FINANCIAL SERVICES (0.78%)
Visa, Inc., Class A(b)	15,755	2,590,595

ELECTRIC (0.23%)
PG&E Corp.(a)	34,339	773,314

FOOD SERVICE (0.47%)
Aramark	50,127	1,557,947

HEALTHCARE - SERVICES (0.74%)
UnitedHealth Group, Inc.	10,541	2,456,791

HOTELS, RESTAURANTS & LEISURE (0.82%)
Wyndham Hotels & Resorts, Inc.	48,815	2,719,972

INTERNET (3.72%)
Alibaba Group Holding, Ltd., Sponsored ADR(a)	12,571	2,332,800
Alphabet, Inc., Class A(a)(b)	1,828	2,191,699
Amazon.com, Inc.(a)(b)	1,320	2,543,006
ANGI Homeservices, Inc., Class A(a)	181	3,146
Booking Holdings, Inc.(a)(b)	1,426	2,645,216
Facebook, Inc., Class A(a)(b)	13,732	2,655,769
		12,371,636

LODGING (0.66%)
Extended Stay America, Inc.	122,795	2,199,258

MEDIA (1.11%)
Fox Corp., Class B(a)	29,617	1,140,254
Liberty Global PLC, Class C(a)(b)	97,126	2,539,845
		3,680,099

See Notes to Financial Statements.
10

Highland Resolute Fund	Consolidated Schedule of Investments
April 30, 2019

Description	Shares	Value (Note 2)
PIPELINES (0.69%)
Energy Transfer LP	152,310	$2,302,927

SOFTWARE (1.59%)
Fidelity National Information Services, Inc.	4,030	467,198
First Data Corp., Class A(a)	97,896	2,531,591
SS&C Technologies Holdings, Inc.(b)	33,747	2,283,322
		5,282,111

SPECIALTY FINANCE (0.74%)
Worldpay, Inc., Class A(a)	20,882	2,447,579

TOTAL COMMON STOCKS
(Cost $38,592,859)		43,165,102

OPEN-END MUTUAL FUNDS (40.49%)
AQR Multi Strategy Alternative Fund, Class I(a)	4,327,177	33,146,177
PIMCO Short-Term Fund, Institutional Class	10,343,787	101,472,553
		134,618,730

TOTAL OPEN-END MUTUAL FUNDS
(Cost $141,101,393)		134,618,730

	Notional Amount	Exercise Date	Exercise Price	Contracts	Value (Note 2)
PURCHASED PUT OPTIONS (0.03%)
S&P 500® Index	$22,977,474	05/17/2019	$2,750	78	22,620
S&P 500® Index	23,272,057	05/31/2019	2,775	79	61,620
					84,240

TOTAL PURCHASED PUT OPTIONS
(Cost $130,981)					84,240

Description		Principal Amount	Value (Note 2)
CORPORATE BONDS (17.92%)
AEROSPACE & DEFENSE (0.34%)
TransDigm, Inc.
6.25%,	03/15/2026(c)	$485,000	506,219
7.50%,	03/15/2027(c)	286,000	295,652
Triumph Group, Inc.
4.88%,	04/01/2021	147,000	145,530
5.25%,	06/01/2022	176,000	174,680
			1,122,081

COAL (0.06%)
SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp.
7.50%,	06/15/2025(c)	213,000	215,663

See Notes to Financial Statements.

Annual Report | April 30, 2019	11

Highland Resolute Fund	Consolidated Schedule of Investments
April 30, 2019

Description		Principal Amount	Value (Note 2)
COMMERCIAL SERVICES (2.35%)
Great Lakes Dredge & Dock Corp.
8.00%,	05/15/2022	$65,000	$68,819
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88%,	10/01/2022(c)	537,000	496,725
RR Donnelley & Sons Co.
6.00%,	04/01/2024	1,291,000	1,303,910
6.50%,	11/15/2023	3,925,000	4,018,219
6.63%,	04/15/2029	149,000	145,647
7.00%,	02/15/2022	680,000	702,950
8.88%,	04/15/2021	740,000	779,775
Star Merger Sub, Inc.
6.88%,	08/15/2026(c)	274,000	285,309
			7,801,354

COMPUTERS (2.75%)
Harland Clarke Holdings Corp.
8.38%,	08/15/2022(c)	1,568,000	1,399,440
9.25%,	03/01/2021(c)	7,535,500	7,742,726
			9,142,166

DISTRIBUTION & WHOLESALE (0.34%)
American News Co. LLC
8.50% (10.00%), 09/01/2026(c)(d)		721,521	770,224
H&E Equipment Services, Inc.
5.63%,	09/01/2025	360,000	366,750
			1,136,974

DIVERSIFIED FINANCIAL SERVICES (0.25%)
Navient Corp.
6.75%,	06/15/2026	570,000	575,752
Quicken Loans, Inc.
5.25%,	01/15/2028(c)	255,000	248,306
			824,058

ENTERTAINMENT (1.58%)
Buena Vista Gaming Authority
13.00%,	04/01/2023(c)	380,000	382,850
Enterprise Development Authority
12.00%,	07/15/2024(c)	607,000	625,210
Mohegan Tribal Gaming
7.88%,	10/15/2024(c)	4,331,000	4,260,621
			5,268,681

ENVIRONMENTAL CONTROL (0.20%)
GFL Environmental, Inc.
7.00%,	06/01/2026(c)	665,000	650,038

HEALTHCARE-SERVICES (2.29%)
AHP Health Partners, Inc.
9.75%,	07/15/2026(c)	1,004,000	1,093,105

See Notes to Financial Statements.
12

Highland Resolute Fund	Consolidated Schedule of Investments
April 30, 2019

Description		Principal Amount	Value (Note 2)
HEALTHCARE-SERVICES (2.29%) (continued)
One Call Corp.
7.50%,	07/01/2024(c)	$3,838,000	$3,713,265
10.00%,	10/01/2024(c)	3,123,000	2,802,893
			7,609,263

IRON & STEEL (0.36%)
AK Steel Corp.
6.38%,	10/15/2025	362,000	304,985
7.00%,	03/15/2027	274,000	233,585
7.50%,	07/15/2023	86,000	88,930
7.63%,	10/01/2021	578,000	578,000
			1,205,500

LEISURE TIME (0.15%)
Viking Cruises, Ltd.
5.88%,	09/15/2027(c)	497,000	495,757

LODGING (0.06%)
Station Casinos LLC
5.00%,	10/01/2025(c)	204,000	200,940

MACHINERY-CONSTRUCTION & MINING (0.28%)
Vertiv Group Corp.
9.25%,	10/15/2024(c)	515,000	505,987
Vertiv Intermediate Holding Corp.
12.00% (13.00%), 02/15/2022(c)(d)		449,000	428,234
			934,221

OIL & GAS (0.07%)
Par Petroleum LLC / Par Petroleum Finance Corp.
7.75%,	12/15/2025(c)	241,000	236,180

PACKAGING & CONTAINERS (0.14%)
Plastipak Holdings, Inc.
6.25%,	10/15/2025(c)	477,000	448,380

PHARMACEUTICALS (0.02%)
Par Pharmaceutical, Inc.
7.50%,	04/01/2027(c)	75,000	77,985

PUBLISHING & BROADCASTING (5.41%)
American Media LLC
10.50%,	12/31/2026(c)	30,000	31,125
CCO Holdings LLC / CCO Holdings Capital Corp.
5.00%,	02/01/2028(c)	1,178,000	1,179,473
5.13%,	05/01/2027(c)	415,000	422,262
CSC Holdings LLC
7.75%,	07/15/2025(c)	217,000	233,750

See Notes to Financial Statements.
Annual Report | April 30, 2019	13

Highland Resolute Fund	Consolidated Schedule of Investments
April 30, 2019

Description		Principal Amount	Value (Note 2)
PUBLISHING & BROADCASTING (5.41%) (continued)
McClatchy Co.
6.88%,	07/15/2031(c)	$2,198,000	$2,588,145
9.00%,	07/15/2026(c)	3,393,000	3,409,965
Sinclair Television Group, Inc.
5.13%,	02/15/2027(c)	250,000	241,875
Worldwide Media Services Group, Inc.
0.00%,	12/01/2024(c)(e)	13,970,693	9,884,265
			17,990,860

RETAIL (0.25%)
Golden Nugget, Inc.
8.75%,	10/01/2025(c)	802,000	842,100

SEMICONDUCTORS (0.17%)
Amkor Technology, Inc.
6.63%,	09/15/2027(c)	544,000	556,580

SOFTWARE (0.75%)
Rackspace Hosting, Inc.
8.63%,	11/15/2024(c)	2,654,000	2,481,490

TRANSPORTATION (0.10%)
XPO Logistics, Inc.
6.13%,	09/01/2023(c)	330,000	338,250

TOTAL CORPORATE BONDS
(Cost $56,603,945)			59,578,521

Description	Shares	Value (Note 2)
Short Term Investments (9.96%)
MONEY MARKET FUNDS (9.96%)
Dreyfus Treasury Cash Management Fund, Institutional Class, 7-day yield, 2.300%(b)	33,093,202	33,093,202

TOTAL SHORT TERM INVESTMENTS
(Cost $33,093,202)		33,093,202

TOTAL INVESTMENTS (81.38%)
(Cost $269,522,380)	$	270,539,795

SEGREGATED CASH WITH BROKERS (21.01%)(f)		69,858,365

SECURITIES SOLD SHORT (-4.15%)
(Proceeds $13,023,757)	$	(13,802,221)

OTHER ASSETS IN EXCESS OF LIABILITIES (1.76%)		5,838,998
NET ASSETS (100.00%)	$	332,434,937

See Notes to Financial Statements.
14

Highland Resolute Fund	Consolidated Schedule of Investments
April 30, 2019

SCHEDULE OF SECURITIES SOLD SHORT

Description	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (-3.24%)
Consumer Discretionary Select Sector SPDR® Fund	(1,220)	$(146,485)
Consumer Staples Select Sector SPDR® Fund	(4,946)	(285,434)
Health Care Select Sector SPDR® Fund	(15,405)	(1,375,050)
iShares® 20+ Year Treasury Bond ETF	(3,980)	(492,127)
iShares® MSCI EAFE ETF	(17,267)	(1,152,745)
iShares® MSCI Emerging Markets ETF	(9,494)	(417,071)
iShares® MSCI United Kingdom ETF	(14,675)	(495,428)
iShares® Russell 2000® ETF	(2,926)	(463,156)
SPDR® S&P Retail ETF	(34,167)	(1,560,749)
Utilities Select Sector SPDR® Fund	(9,524)	(559,154)
VanEck Vectors® Pharmaceutical ETF	(19,453)	(1,129,247)
Vanguard® FTSE Europe ETF	(23,953)	(1,334,422)
Vanguard® Total Stock Market ETF	(9,007)	(1,354,563)
		(10,765,631)
TOTAL EXCHANGE TRADED FUNDS (-3.24%)
(Proceeds $9,956,616)		(10,765,631)

Description	Principal	Value (Note 2)
CORPORATE BONDS (-0.91%)
ADVERTISING (-0.31%)
MDC Partners, Inc.
6.50%, 5/1/2024(c)	$(1,215,000)	$(1,032,750)

FOOD (-0.21%)
TreeHouse Foods, Inc.
6.00%, 2/15/2024(c)	(679,000)	(709,555)

TELECOMMUNICATIONS (-0.39%)
GTT Communications, Inc.
7.88%, 12/31/2024(c)	(1,366,000)	(1,294,285)

TOTAL CORPORATE BONDS
(Proceeds $3,067,141)		(3,036,590)

TOTAL SECURITIES SOLD SHORT
(Proceeds $13,023,757)		$(13,802,221)

(a)	Non-income producing security.

(b)	Security position either entirely or partially held in a segregated account as collateral for securities sold short and total return swaps. Aggregate total fair value of $10,569,588.

(c)	Security exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the fair value of those securities held in long positions was $50,090,989, representing 15.07% of the Fund's net assets, and the value of the securities held in short positions was $(3,036,590), representing (0.91)% of the Fund's net assets.

(d)	Pay-in-kind securities - Rate paid in-kind is shown in parenthesis.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	Includes cash which is being held as collateral for securities sold short and total return swap contracts.

See Notes to Financial Statements.
Annual Report | April 30, 2019	15

Highland Resolute Fund	Consolidated Schedule of Investments
April 30, 2019

TOTAL RETURN SWAP CONTRACTS*

Counterparty	Reference Obligation	Notional Amount	Value	Rate Paid by the Fund	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	BHDG Systematic Trading Segregated Portfolio(a)	$17,233,823	$17,233,832	1-Month LIBOR BBA	09/13/2023	$9
Morgan Stanley	iBoxx Liquid USD High Yield Index	(758,000)	(783,265)	3-Month LIBOR BBA	06/20/2019	(25,265)
Morgan Stanley	iBoxx Liquid USD High Yield Index	(5,000,000)	(5,012,572)	3-Month LIBOR BBA	06/20/2019	(12,572)
Morgan Stanley	iBoxx Liquid USD High Yield Index	(702,000)	(705,255)	3-Month LIBOR BBA	06/20/2019	(3,255)
Morgan Stanley	iBoxx Liquid USD High Yield Index	(478,000)	(480,175)	3-Month LIBOR BBA	06/20/2019	(2,175)
Morgan Stanley	Long/Short Segregated Portfolio(b)	41,412,693	41,412,706	1-Month LIBOR BBA	03/19/2021	13
Morgan Stanley	Melchior Segregated Portfolio(c)	33,276,589	33,276,594	1-Month LIBOR BBA	03/19/2021	5
Morgan Stanley	PSAM Highland(d)	51,350,309	51,350,297	1-Month EURIBOR	06/03/2021	(12)
Morgan Stanley	WABR(e)	34,630,656	34,630,666	1-Month LIBOR BBA	09/01/2020	10
		$170,966,070	$170,922,828			$(43,242)

*	For the long positions, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligation plus the rate paid by the Fund. For short positions, the Fund receives payments based on any negative return of the Reference Obligation less the rate paid by the fund. The Fund makes payments on any positive return of such Reference Obligation plus the rate paid by the Fund. Payments are made monthly.
(a)	BHDG Systematic Trading Segregated Portfolio is a quantitative trend following strategy that uses futures. BHDG will employ some short, medium, and long term signals. Interest rate, commodity, equity, and sovereign debt futures will be used. Any asset class may have net long or short exposure, and exposures in aggregate may be net long or short.
(b)	Long/Short Segregated Portfolio is a European equity long/short strategy that employs a flexible, low-net strategy (0% to 50%), and long exposure will vary between 60% and 100%. The portfolio is primarily comprised of large and mid-cap stocks listed on European exchanges.
(c)	Melchior Segregated Portfolio is a global equity long/short strategy that uses a long-biased strategy that is focused on cyclical sectors. The strategy has a net exposure that ranges between 50% and 80%, and long exposure varies between 80% and 100%. The strategy is comprised of large cap stocks listed on exchanges of developed and emerging market countries.
(d)	PSAM Highland employs an event driven strategy. The fund will primarily make investments in equity special situations and merger arbitrage. The strategy will also opportunistically allocate to liquid high yield credit positions when trading at stressed levels. The strategy will employ gross long exposure of up to 120%, and net exposure will typically vary from 40% to 80%.
(e)	WABR incorporates an absolute return oriented approach within a risk parity framework. Active absolute return strategies include fundamental long/short equity, credit relative value, discretionary macro, and equity market neutral strategies. The strategy also maintains a passive risk weighted allocation to equities and fixed income, but each of the three allocations is equally risk weighted subject to a 40% limit on the absolute return allocation. Gross equity long exposure will typically be 140% or less, and net equity exposure will vary between 5% and 35%.

See Notes to Financial Statements.
16

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2019

BHDG SYSTEMATIC TRADING SEGREGATED PORTFOLIO

Description	Contracts/Shares	Value	Percentage of Value
LONG SECURITIES
OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
AUD TO JPY FORWARD SD : 19-Jun-2019	2,376,970	$1,677,564	9.72%
AUD TO USD FORWARD SD : 19-Jun-2019	2,806,848	1,980,954	11.48%
CAD TO USD FORWARD SD : 19-Jun-2019	1,966,058	1,469,355	8.52%
CHF TO USD FORWARD SD : 19-Jun-2019	1,517,215	1,495,614	8.67%
EUR TO USD FORWARD SD : 19-Jun-2019	2,756,274	3,103,927	17.99%
INR TO USD FORWARD SD : 19-Jun-2019	116,566,361	1,663,764	9.64%
JPY TO AUD FORWARD SD : 19-Jun-2019	207,792,200	1,871,518	10.85%
JPY TO USD FORWARD SD : 19-Jun-2019	166,166,646	1,496,610	8.68%
MXN TO USD FORWARD SD : 19-Jun-2019	32,095,418	1,680,447	9.74%
NOK TO USD FORWARD SD : 19-Jun-2019	11,126,243	1,292,047	7.49%
PLN TO EUR FORWARD SD : 19-Jun-2019	5,335,539	1,398,032	8.10%
PLN TO USD FORWARD SD : 19-Jun-2019	5,386,113	1,411,284	8.18%
SGD TO USD FORWARD SD : 19-Jun-2019	2,914,317	2,144,312	12.43%
USD TO AUD FORWARD SD : 19-Jun-2019	2,929,441	2,929,441	16.98%
USD TO CAD FORWARD SD : 19-Jun-2019	2,862,363	2,862,363	16.59%
USD TO CHF FORWARD SD : 19-Jun-2019	2,859,268	2,859,268	16.57%
USD TO EUR FORWARD SD : 19-Jun-2019	5,450,888	5,450,888	31.60%
USD TO GBP FORWARD SD : 19-Jun-2019	1,230,973	1,230,973	7.14%
USD TO INR FORWARD SD : 19-Jun-2019	1,275,494	1,275,494	7.39%
USD TO JPY FORWARD SD : 19-Jun-2019	2,302,507	2,302,507	13.35%
USD TO KRW FORWARD SD : 19-Jun-2019	1,921,626	1,921,626	11.14%
USD TO NOK FORWARD SD : 19-Jun-2019	1,905,707	1,905,707	11.05%
USD TO PLN FORWARD SD : 19-Jun-2019	2,289,630	2,289,630	13.27%
USD TO SEK FORWARD SD : 19-Jun-2019	1,355,036	1,355,036	7.85%
USD TO SGD FORWARD SD : 19-Jun-2019	2,658,651	2,658,651	15.41%
OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS Total	587,847,785	51,727,012	299.83%
TOTAL LONG	587,847,785	$51,727,012	299.83%

SECURITIES SOLD SHORT
OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
AUD TO JPY FORWARD SD : 19-Jun-2019	(2,655,126)	(1,873,875)	-10.86%
AUD TO USD FORWARD SD : 19-Jun-2019	(4,140,732)	(2,922,353)	-16.94%
CAD TO USD FORWARD SD : 19-Jun-2019	(3,818,324)	(2,853,668)	-16.54%
CHF TO USD FORWARD SD : 19-Jun-2019	(2,851,100)	(2,810,509)	-16.29%
EUR TO PLN FORWARD SD : 19-Jun-2019	(1,239,086)	(1,395,374)	-8.09%
EUR TO USD FORWARD SD : 19-Jun-2019	(4,804,514)	(5,410,515)	-31.36%
GBP TO USD FORWARD SD : 19-Jun-2019	(941,938)	(1,231,236)	-7.14%
INR TO USD FORWARD SD : 19-Jun-2019	(89,332,352)	(1,275,050)	-7.39%
JPY TO AUD FORWARD SD : 19-Jun-2019	(187,479,942)	(1,688,572)	-9.79%
JPY TO USD FORWARD SD : 19-Jun-2019	(255,359,920)	(2,299,945)	-13.33%
KRW TO USD FORWARD SD : 19-Jun-2019	(2,175,660,958)	(1,872,320)	-10.85%
NOK TO USD FORWARD SD : 19-Jun-2019	(16,385,922)	(1,902,833)	-11.03%
PLN TO USD FORWARD SD : 19-Jun-2019	(8,711,343)	(2,282,570)	-13.23%
SEK TO USD FORWARD SD : 19-Jun-2019	(12,542,310)	(1,325,788)	-7.69%
SGD TO USD FORWARD SD : 19-Jun-2019	(3,603,386)	(2,651,318)	-15.37%
USD TO AUD FORWARD SD : 19-Jun-2019	(2,001,460)	(2,001,460)	-11.60%
USD TO CAD FORWARD SD : 19-Jun-2019	(1,476,409)	(1,476,409)	-8.56%
USD TO CHF FORWARD SD : 19-Jun-2019	(1,522,552)	(1,522,552)	-8.83%
USD TO EUR FORWARD SD : 19-Jun-2019	(3,130,747)	(3,130,747)	-18.15%
USD TO INR FORWARD SD : 19-Jun-2019	(1,661,907)	(1,661,907)	-9.63%

See Notes to Financial Statements.

Annual Report | April 30, 2019	17

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2019

Description	Contracts/Shares	Value	Percentage of Value
OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS (CONTINUED)
USD TO JPY FORWARD SD : 19-Jun-2019	(1,507,622)	(1,507,622)	-8.74%
USD TO MXN FORWARD SD : 19-Jun-2019	(1,661,385)	(1,661,385)	-9.63%
USD TO NOK FORWARD SD : 19-Jun-2019	(1,307,553)	(1,307,553)	-7.58%
USD TO PLN FORWARD SD : 19-Jun-2019	(1,422,109)	(1,422,109)	-8.24%
USD TO SGD FORWARD SD : 19-Jun-2019	(2,157,216)	(2,157,216)	-12.50%
OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS Total	(2,787,375,913)	(51,644,886)	-299.36%
TOTAL SHORT	(2,787,375,913)	$(51,644,886)	-299.36%

REMAINING SECURITIES AND CASH		$17,151,706	99.53%
TOTAL VALUE		$17,233,832

LONG/SHORT SEGREGATED PORTFOLIO

Description	Contracts/Shares	Value	Percentage of Value
LONG SECURITIES
COMMON STOCK
B2GOLD ORD (TOR)	89,740	$243,590	0.59%
D R HORTON ORD (NYS)	73,637	3,262,856	7.87%
DSV ORD (CPH)	34,718	3,207,723	7.74%
FST QUANTUM MIN ORD (TOR)	132,905	1,402,391	3.39%
GARDNER DENVER HOLDINGS ORD (NYS)	8,311	280,496	0.68%
HARLEY DAVIDSON ORD (NYS)	7,209	268,391	0.65%
HERC HOLDINGS ORD (NYS)	25,627	1,234,196	2.98%
HESS ORD (NYS)	24,602	1,577,480	3.81%
HOME DEPOT ORD (NYS)	3,679	749,412	1.81%
KEYENCE ORD (TYO)	547	339,624	0.82%
KRATOS DEFENSE AND SECURITY SOLS ORD (NMS)	28,429	451,453	1.09%
LEAR ORD (NYS)	4,069	581,867	1.41%
MOHAWK INDUSTRIES ORD (NYS)	25,011	3,407,749	8.23%
NORFOLK SOUTHERN ORD (NYS)	16,105	3,285,742	7.93%
NVR ORD (NYS)	523	1,648,748	3.98%
QUALCOMM ORD (NMS)	21,728	1,871,433	4.52%
RIO TINTO ADR REP ONE ORD (NYS)	15,347	903,938	2.18%
STAR BULK CARRIERS ORD (NMS)	130,706	1,135,835	2.74%
TECK RESOURCES CL B ORD (NYS)	112,662	2,664,456	6.43%
UNITED RENTAL ORD (NYS)	11,293	1,591,410	3.84%
VALERO ENERGY ORD (NYS)	2,892	262,189	0.63%
WARRIOR MET COAL ORD (NYS)	20,321	629,951	1.52%
COMMON STOCK Total	790,061	31,000,930	74.84%

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2019

Description	Contracts/ Shares	Value	Percentage of Value	Swap Counterparty	Floating Rate/ Fixed Rate Amount paid by Fund	Floating Rate Index	Termination Date	Unrealized Gain (Loss)
EQUITY SWAP
NVR ORD (NYS) CFD	0,530	345,437	0.83%	Morgan Stanley & Co., LLC	50 bps + 1D FEDEF	1D FEDEF	12/3/2019	345,437
RIO TINTO ADR REP ONE ORD (NYS) CFD	31,689	344,915	0.83%	Morgan Stanley & Co., LLC	50 bps + 1M LIBOR	1M LIBOR	1/20/2020	83,821
EQUITY SWAP Total	32,219	690,352	1.66%
TOTAL LONG	822,280	$31,691,282	76.50%

SECURITIES SOLD SHORT
COMMON STOCK
AMERICAN AIRLINES GROUP ORD (NMS)	(21,079)	(720,480)	-1.74%
APPLE ORD (NMS)	(1,384)	(277,727)	-0.67%
AVIS BUDGET GROUP ORD (NMS)	(22,630)	(804,497)	-1.94%
BOEING ORD (NYS)	(718)	(271,181)	-0.65%
FASTENAL ORD (NMS)	(3,578)	(252,428)	-0.61%
FLOOR DECOR HOLDINGS CL A ORD (NYS)	(5,573)	(267,615)	-0.65%
HUNTINGTON INGALLS INDUSTRIES ORD (NYS)	(5,226)	(1,163,203)	-2.81%
KIRBY ORD (NYS)	(4,099)	(334,970)	-0.81%
LINCOLN ELECTRIC HOLDINGS ORD (NMS)	(6,030)	(526,238)	-1.27%
LOWE'S COMPANIES ORD (NYS)	(3,227)	(365,103)	-0.88%
MONDELEZ INTERNATIONAL CL A ORD (NMS)	(12,815)	(651,643)	-1.57%
NORTHROP GRUMMAN ORD (NYS)	(3,498)	(1,014,105)	-2.45%
PARTNERS GROUP HOLDING ORD (VX)	(314)	(236,602)	-0.57%
RYDER SYSTEM ORD (NYS)	(4,907)	(309,141)	-0.75%
STADLER RAIL ORD (SWX)	(8,435)	(357,413)	-0.86%
WABTEC ORD (NYS)	(6,643)	(492,047)	-1.19%
WORKDAY CL A ORD (NMS)	(1,865)	(383,500)	-0.93%
XPO LOGISTICS ORD (NYS)	(18,455)	(1,256,416)	-3.03%
COMMON STOCK Total	(130,476)	(9,684,309)	-23.38%
TOTAL SHORT	(130,476)	(9,684,309)	-23.38%

REMAINING SECURITIES AND CASH		$19,405,733	46.88%
TOTAL VALUE		$41,412,706

MELCHIOR SEGREGATED PORTFOLIO

Description	Contracts/ Shares	Value	Percentage of Value	Swap Counterparty	Floating Rate/ Fixed Rate Amount paid by Fund	Floating Rate Index	Termination Date	Unrealized Gain (Loss)
LONG SECURITIES
EQUITY SWAP
ABN AMRO GROUP NV- CVA	27,941	$(52,864)	-0.16%	Morgan Stanley & Co., LLC	55 bps + 1M EURIB	1M EURIB	3/26/2020	(61,445)
ALTEN SA(PAR)	6,204	77,099	0.23%	Morgan Stanley & Co., LLC	55 bps + 1M EURIB	1M EURIB	3/26/2020	148,349
APPLUS SERVICES SA(MAD)	87,833	27,086	0.08%	Morgan Stanley & Co., LLC	55 bps + 1M EURIB	1M EURIB	3/26/2020	51,478
ASCENTIAL PLC	162,008	(67,247)	-0.20%	Morgan Stanley & Co., LLC	55 bps + 1M LIBOR	1M LIBOR	3/26/2020	(112,145)
ASML HOLDING NV (EOE)	2,479	100,403	0.30%	Morgan Stanley & Co., LLC	55 bps + 1M EURIB	1M EURIB	3/26/2020	202,983
ASR NEDERLAND NV	23,132	57,992	0.17%	Morgan Stanley & Co., LLC	55 bps + 1M EURIB	1M EURIB	3/26/2020	111,301

See Notes to Financial Statements.

Annual Report | April 30, 2019	19

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2019

Description	Contracts/ Shares	Value	Percentage of Value	Swap Counterparty	Floating Rate/ Fixed Rate Amount paid by Fund	Floating Rate Index	Termination Date	Unrealized Gain (Loss)
EQUITY SWAP (CONTINUED)
ASSOCIATED BRITISH FOODS PLC	30,026	59,067	0.18%	Morgan Stanley & Co., LLC	55 bps + 1M LIBOR	1M LIBOR	3/26/2020	97,064
BAYER AG(GER)	10,825	(39,731)	-0.12%	Morgan Stanley & Co., LLC	55 bps + 1M EURIB	1M EURIB	3/25/2020	(21,262)
BEFESA SA(GER)	20,434	42,442	0.13%	Morgan Stanley & Co., LLC	55 bps + 1M EURIB	1M EURIB	3/25/2020	81,314
COMPASS GROUP PLC	52,432	71,998	0.22%	Morgan Stanley & Co., LLC	55 bps + 1M LIBOR	1M LIBOR	3/26/2020	120,309
CRH PLC(ISE)	16,939	29,773	0.09%	Morgan Stanley & Co., LLC	55 bps + 1M EURIB	1M EURIB	3/26/2020	57,074
FERGUSON PLC	14,127	100,704	0.30%	Morgan Stanley & Co., LLC	55 bps + 1M LIBOR	1M LIBOR	3/26/2020	166,820
FINECOBANK SPA(MIL)	71,831	156,838	0.47%	Morgan Stanley & Co., LLC	55 bps + 1M EURIB	1M EURIB	3/26/2020	302,108
FLUIDRA SA(MAD)	43,074	(93,396)	-0.28%	Morgan Stanley & Co., LLC	55 bps + 1M EURIB	1M EURIB	3/26/2020	(180,605)
HOWDEN JOINERY GROUP PLC	75,069	26,853	0.08%	Morgan Stanley & Co., LLC	55 bps + 1M LIBOR	1M LIBOR	3/26/2020	44,283
INFICON HOLDING AG-REG	625	47,368	0.14%	Morgan Stanley & Co., LLC	55 bps + 1M LIBOR	1M LIBOR	3/26/2020	104,194
INTERTRUST NV	59,532	92,650	0.28%	Morgan Stanley & Co., LLC	55 bps + 1M EURIB	1M EURIB	3/26/2020	178,658
JD SPORTS FASHION PLC	84,639	212,508	0.64%	Morgan Stanley & Co., LLC	55 bps + 1M LIBOR	1M LIBOR	3/26/2020	351,397
LONDON STOCK EXCHANGE GROUP	8,201	63,098	0.19%	Morgan Stanley & Co., LLC	55 bps + 1M LIBOR	1M LIBOR	3/26/2020	104,338
LONZA GROUP AG-REG	2,717	123,664	0.37%	Morgan Stanley & Co., LLC	55 bps + 1M LIBOR	1M LIBOR	3/26/2020	271,298
MAISONS DU MONDE SA	21,438	(85,414)	-0.26%	Morgan Stanley & Co., LLC	55 bps + 1M EURIB	1M EURIB	3/26/2020	(165,212)
MTU AERO ENGINES AG(GER)	3,811	92,428	0.28%	Morgan Stanley & Co., LLC	55 bps + 1M EURIB	1M EURIB	3/25/2020	177,439
NESTLE SA-REG(VTX)	9,365	161,316	0.48%	Morgan Stanley & Co., LLC	55 bps + 1M LIBOR	1M LIBOR	3/26/2020	355,155
PROSEGUR CASH SA	335,058	47,975	0.14%	Morgan Stanley & Co., LLC	55 bps + 1M EURIB	1M EURIB	3/26/2020	91,677
PRUDENTIAL PLC	46,925	80,570	0.24%	Morgan Stanley & Co., LLC	55 bps + 1M LIBOR	1M LIBOR	3/26/2020	167,672
ROCHE HOLDING AG- GENUSSCHEIN(VTX)	6,884	123,860	0.37%	Morgan Stanley & Co., LLC	55 bps + 1M LIBOR	1M LIBOR	3/26/2020	271,377
RYANAIR HOLDINGS PLC(ISE)	24,682	(63,565)	-0.19%	Morgan Stanley & Co., LLC	55 bps + 1M EURIB	1M EURIB	3/26/2020	(122,882)
STANDARD LIFE ABERDEEN PLC	108,249	45,743	0.14%	Morgan Stanley & Co., LLC	55 bps + 1M LIBOR	1M LIBOR	3/26/2020	124,444
TOTAL SA(PAR)	22,935	(61,994)	-0.19%	Morgan Stanley & Co., LLC	55 bps + 1M EURIB	1M EURIB	3/26/2020	(120,461)
VESTAS WIND SYSTEMS A/S(CPH)	8,821	42,477	0.13%	Morgan Stanley & Co., LLC	55 bps + 1M CIBOR	1M CIBOR	10/30/2020	605,296
VIVENDI(PAR)	44,199	194,125	0.58%	Morgan Stanley & Co., LLC	55 bps + 1M EURIB	1M EURIB	3/26/2020	373,564
EQUITY SWAP Total	1,432,435	1,613,826	4.83%	Morgan Stanley & Co., LLC
TOTAL LONG	1,432,435	$1,613,826	4.83%

SECURITIES SOLD SHORT
EQUITY SWAP
AA PLC	(274,986)	50,180	0.15%	Morgan Stanley & Co., LLC	-35 bps + 1D SONIA	1D SONIA	3/26/2020	83,075
AGGREKO PLC(LSE)	(39,167)	(52,819)	-0.16%	Morgan Stanley & Co., LLC	-35 bps + 1D SONIA	1D SONIA	3/26/2020	(102,855)
AMADEUS IT GROUP SA(MAD)	(10,866)	(67,393)	-0.20%	Morgan Stanley & Co., LLC	-50 bps + 1D EONIA	1D EONIA	3/26/2020	(130,620)
ARCADIS NV	(79,697)	(164,858)	-0.50%	Morgan Stanley & Co., LLC	-90 bps + 1D EONIA	1D EONIA	3/26/2020	(396,813)
BOOHOO GROUP PLC	(237,911)	(121,284)	-0.36%	Morgan Stanley & Co., LLC	-35 bps + 1D SONIA	1D SONIA	3/26/2020	(201,543)
BURFORD CAPITAL LTD	(58,888)	54,936	0.17%	Morgan Stanley & Co., LLC	-35 bps + 1D SONIA	1D SONIA	3/26/2020	86,745
CASINO GUICHARD PERRACHON(PAR)	(7,792)	60,858	0.18%	Morgan Stanley & Co., LLC	-650 bps + 1D EONIA	1D EONIA	3/26/2020	116,011
DOMINO'S PIZZA GROUP PLC	(147,731)	(39,519)	-0.12%	Morgan Stanley & Co., LLC	-35 bps + 1D SONIA	1D SONIA	3/26/2020	(65,777)
EUROFINS SCIENTIFIC(PAR)	(2,152)	(78,241)	-0.24%	Morgan Stanley & Co., LLC	-450 bps + 1D EONIA	1D EONIA	3/26/2020	(154,048)
GEBERIT AG-REG(VTX)	(2,532)	(65,554)	-0.20%	Morgan Stanley & Co., LLC	-40 bps + 1D SARON	1D SARON	3/26/2020	(145,241)
KONINKLIJKE AHOLD DELHAIZE N	(13,311)	33,657	0.10%	Morgan Stanley & Co., LLC	-40 bps + 1D EONIA	1D EONIA	3/26/2020	64,674
LANDIS+GYR GROUP AG	(8,799)	(75,014)	-0.23%	Morgan Stanley & Co., LLC	-198 bps + 1D SARON	1D SARON	3/26/2020	(166,104)

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2019

Description	Contracts/ Shares	Value	Percentage of Value	Swap Counterparty	Floating Rate/ Fixed Rate Amount paid by Fund	Floating Rate Index	Termination Date	Unrealized Gain (Loss)
EQUITY SWAP (CONTINUED)
ORPEA(PAR)	(4,665)	(62,383)	-0.19%	Morgan Stanley & Co., LLC	-40 bps + 1D EONIA	1D EONIA	3/26/2020	(122,529)
PANDORA A/S	(10,879)	65,312	0.20%	Morgan Stanley & Co., LLC	-50 bps + 1W CIBOR	1W CIBOR	10/30/2020	993,965
PUBLICIS GROUPE	(11,195)	(52,373)	-0.16%	Morgan Stanley & Co., LLC	-40 bps + 1D EONIA	1D EONIA	3/26/2020	(103,958)
SIEMENS GAMESA RENEWABLE ENE	(29,806)	(74,640)	-0.22%	Morgan Stanley & Co., LLC	-50 bps + 1D EONIA	1D EONIA	3/26/2020	(158,675)
SIGNIFY NV	(18,626)	(80,953)	-0.24%	Morgan Stanley & Co., LLC	-40 bps + 1D EONIA	1D EONIA	3/26/2020	(154,803)
SKF AB-B SHARES	(14,505)	(32,118)	-0.10%	Morgan Stanley & Co., LLC	-50 bps + 1W STIBO	1W STIBO	9/9/2020	(660,980)
ZALANDO SE	(13,817)	(103,589)	-0.31%	Morgan Stanley & Co., LLC	-150 bps + 1D EONIA	1D EONIA	3/25/2020	(225,559)
EQUITY SWAP Total	(987,325)	(805,795)	-2.43%	Morgan Stanley & Co., LLC
TOTAL SHORT	(987,325)	$(805,795)	-2.43%

REMAINING SECURITIES AND CASH		$32,468,563	97.60%
TOTAL VALUE		$33,276,594

PSAM HIGHLAND

Description	Contracts/ Shares	Value	Percentage of Value
LONG SECURITIES
COMMON STOCK
ALLERGAN PLC	9,530	$1,400,885	2.73%
ALTABA INC	41,300	3,113,617	6.06%
ANADARKO PETE CORP COM STK	34,222	2,493,049	4.86%
BRISTOL MYERS SQUIBB	17,880	846,516	1.65%
CELGENE CORP COM STK	51,433	4,868,679	9.48%
DELL TECHNOLOGIES -C	7,828	527,718	1.03%
DOWDUPONT INC	25,034	962,554	1.87%
ENERGIAS DE PORTUGAL EUR5 REGD	233,652	885,474	1.72%
EQUITRANS MIDSTREAM CORP	40,351	840,516	1.64%
FOX CORP - CLASS A	71,848	2,801,360	5.46%
KABU COM SEC	90,296	455,578	0.89%
L-3 COMMUNICATIONS HOLDINGS IN COM STK	4,647	1,015,741	1.98%
MCKESSON EUROPE AG (GFR LISTING)	52,165	1,567,949	3.05%
PG&E CORP COM STK	14,316	322,397	0.63%
RIVIERA RESOURCES INC/LINN	29,634	444,506	0.87%
TRIBUNE MEDIA CO	52,548	2,427,725	4.73%
TRINITY INDS INC COM STK	34,275	738,970	1.44%
VERSUM MATERIALS	44,943	2,345,135	4.56%
WABCO HOLDINGS INC	10,554	1,397,764	2.72%
WORLDPAY INC	21,024	2,464,166	4.79%
COMMON STOCK Total	887,480	31,920,299	62.16%

CORPORATE BONDS
BRKHEC 5.75 30SEP2039 144A	299,018	258,438	0.50%
FE 6.85 01JUN2034	2,360,907	1,499,612	2.92%
HXN 10.375 01FEB2022 144A	401,002	314,787	0.61%
ISATLN CB 3.875 09SEP2023	508,967	763,330	1.49%

See Notes to Financial Statements.

Annual Report | April 30, 2019	21

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2019

Description	Contracts/ Shares	Value	Percentage of Value	Swap Counterparty	Floating Rate/ Fixed Rate Amount paid by Fund	Floating Rate Index	Termination Date	Unrealized Gain (Loss)
CORPORATE BONDS (CONTINUED)
NBLACT 10 20JUN2022 REGS	573,733	567,896	1.11%
NMG 8 15OCT2021 144A	926,320	509,296	0.99%
NMG 8 15OCT2021 REGS	514,566	282,911	0.55%
PCG 4.75 15FEB2044	1,347,299	1,275,303	2.48%
PCG 5.8 01MAR2037	488,990	495,205	0.96%
PCG 6.05 01MAR2034	225,918	234,258	0.46%
PUERTO RICO ELEC POWER AUTH XX 5.25%	736,093	591,636	1.15%
CORPORATE BONDS Total	8,382,813	6,792,672	13.22%

EQUITY SWAP
ALTABA INC	19,794	727,971	1.42%	Morgan Stanley & Co., LLC	40 bps + 1D FEDEF	1D FEDEF	12/20/2019	10,884,738
DELL TECHNOLOGIES -C	5,631	265,017	0.52%	Morgan Stanley & Co., LLC	40 bps + 1D FEDEF	1D FEDEF	12/30/2020	4,161,330
EQUITY SWAP Total	25,425	992,988	1.94%

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
EUR TO USD SPOT SD: 02-MAY-2019	284,428	319,000	0.62%
USD TO THB FORWARD SD: 15-MAY-2019	236,417	236,170	0.46%
OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS Total	520,845	555,170	1.08%
TOTAL LONG	9,816,564	$40,261,129	78.40%

SECURITIES SOLD SHORT COMMON STOCK
ALIBABA GROUP HOLDING LTD	(12,254)	(2,273,931)	-4.43%
CARNIVAL CORP	(5,053)	(277,202)	-0.54%
FIDELITY NATIONAL INFORMATION COM STK	(19,516)	(2,262,537)	-4.41%
HARRIS CORP DEL COM STK	(6,032)	(1,016,396)	-1.98%
COMMON STOCK Total	(42,855)	(5,830,066)	-11.36%

EQUITY SWAP
ALIBABA GROUP HOLDING LTD	(10,988)	(386,335)	-0.75%	Morgan Stanley & Co., LLC	1D FEDEF -.35 bps	1D FEDEF	12/20/2019	(5,764,943)
EQUITY SWAP Total	(10,988)	(386,335)	-0.75%

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
USD TO EUR SPOT SD: 02-MAY-2019	(318,104)	(318,104)	-0.62%
OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS Total	(318,104)	(283,629)	-0.62%
TOTAL SHORT	(371,947)	$(6,534,505)	-12.73%

REMAINING SECURITIES AND CASH		17,623,673	34.33%
TOTAL VALUE		$51,350,297

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2019

WABR

Description	Contracts/Shares	Value	Percentage of Value
LONG SECURITIES
COMMON STOCK
AMERICAN ASSETS REIT ORD (NYS)	5,668	$261,805	0.76%
AMERICAN ELECTRIC POWER ORD (NYS)	2,501	213,961	0.62%
AMERICOLD REALTY ORD (NYS)	15,746	504,029	1.46%
AVALONBAY COMMUNITIES REIT ORD (NYS)	1,608	323,095	0.93%
BOSTON PROPERTIES REIT ORD (NYS)	1,915	263,542	0.76%
COMSCORE INC (NMQ)	16,508	207,175	0.60%
COUSINS PROPERTIES REIT ORD (NYS)	29,444	281,779	0.81%
CYRUSONE REIT ORD (NMS)	7,464	415,670	1.20%
DIAMONDBACK ENERGY ORD (NMS)	2,149	228,632	0.66%
DUKE REALTY REIT ORD (NYS)	9,298	289,354	0.84%
ENTERGY ORD (NYS)	2,675	259,208	0.75%
EVERGY ORD (NYS)	3,175	183,579	0.53%
EXELON ORD (NYS)	4,176	212,767	0.61%
FOUR CORNERS PROPERTY ORD (NYS)	9,178	261,022	0.75%
HEALTHCAR TRST OF AM CL A REIT ORD (NYS)	13,013	358,899	1.04%
HUDSON PACIFIC PROPERTIES REIT ORD (NYQ)	10,213	356,025	1.03%
INVITATION HOMES ORD (NYS)	7,572	188,240	0.54%
INVSC S P 500 EQUAL WEIGHT ETF (PSE)	13,220	1,430,272	4.13%
ISHARES IBOXX HIGH YIELD BOND ETF (PSE)	47,023	4,088,180	11.81%
ISHARES IBOXX INVT GRADE BOND ETF (PSE)	34,224	4,080,185	11.78%
KILROY REALTY REIT ORD (NYS)	4,651	357,708	1.03%
MID AMERICA APT COMMUNITI REIT ORD (NYS)	1,827	199,892	0.58%
REGENCY CENTERS REIT ORD (NMS)	6,145	412,821	1.19%
UNITED PARCEL SERVICE CL B ORD (NYS)	2,392	254,078	0.73%
VICI PPTYS ORD (NYS)	20,654	470,911	1.36%
WEINGARTEN RLTY REIT ORD (NYS)	10,507	304,073	0.88%
COMMON STOCK Total	282,946	16,406,902	47.38%

CORPORATE BONDS
BESPL EMTN 0.0000% 2020-01-15	700,000	229,574	0.66%
CORPORATE BONDS Total	700,000	229,574	0.66%
TOTAL LONG	982,946	$16,636,476	48.04%

SECURITIES SOLD SHORT
COMMON STOCK
ALEXANDRIA REAL ESTATE EQ REIT ORD (NYS)	(1,820)	(259,150)	-0.75%
APARTMENT INVST MGT CL A REIT ORD (NYS)	(5,031)	(248,330)	-0.72%
BRANDYWINE REALTY REIT ORD (NYS)	(13,038)	(200,655)	-0.58%
BRIXMOR PROPERTY GROUP REIT ORD (NYS)	(26,835)	(479,810)	-1.39%
CONSOLIDATED EDISON ORD (NYS)	(2,671)	(230,133)	-0.66%
CORPORATE OFFICE PROP REIT ORD (NYS)	(10,105)	(281,727)	-0.81%
CSX ORD (NMS)	(3,208)	(255,453)	-0.74%
DIGITAL REALTY REIT ORD (NYS)	(3,507)	(412,809)	-1.19%
DTE ENERGY ORD (NYS)	(2,122)	(266,757)	-0.77%
ENERGY SELECT SECTOR SPDR ETF (PSE)	(10,212)	(675,115)	-1.95%
EPR PROPERTIES REIT ORD (NYS)	(4,422)	(348,719)	-1.01%
ESSEX PROPERTY REIT ORD (NYS)	(1,225)	(346,063)	-1.00%
FIRST INDUSTRIAL REALTY TRUST ORD (NYS)	(8,021)	(282,901)	-0.82%
HEALTHCARE REAL REIT ORD (NYS)	(8,483)	(261,955)	-0.76%
INVSC QQQ TRUST SRS 1 ETF (NMS)	(1,088)	(206,220)	-0.60%
KIMCO REALTY REIT ORD (NYS)	(27,290)	(474,573)	-1.37%

See Notes to Financial Statements.

Annual Report | April 30, 2019	23

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2019

Description	Contracts/Shares	Value	Percentage of Value
COMMON STOCK (CONTINUED)
MEDICAL PROPERTIES REIT ORD (NYS)	(11,796)	(205,958)	-0.59%
PIEDMONT OFFICE REIT CL A ORD (NYS)	(21,814)	(454,167)	-1.31%
REALTY INCOME REIT ORD (NYS)	(2,610)	(182,726)	-0.53%
SOUTHERN ORD (NYS)	(4,524)	(240,767)	-0.70%
SPDR S&P 500 ETF (PSE)	(739)	(217,281)	-0.63%
W P CAREY REIT ORD (NYS)	(2,499)	(198,221)	-0.57%
WEC ENERGY GROUP ORD (NYS)	(2,871)	(225,173)	-0.65%
COMMON STOCK Total	(175,931)	(6,954,663)	-20.10%
TOTAL SHORT	(175,931)	$(6,954,663)	-20.10%

REMAINING SECURITIES AND CASH		$24,948,853	72.06%
TOTAL VALUE		$34,630,666

Common Abbreviations:

AQR - AQR Capital Management LLC.

BBA - British Bankers Association.

EURIBOR - Euro Interbank Offered Rate.

LIBOR - London Interbank Offered Rate.

PIMCO - Pacific Investment Management Company.

S&P - Standard & Poor's.

SPDR - Standard & Poor's Depositary Receipt.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canada Dollar

CHF - Franc Switzerland

EUR - Euro

GBP - Great British Pound

INR - India Rupee

JPY - Japan Yen

KRW - South Korea Won

MXN - Mexico Peso

NOK - Norwegian Krone

PLN - Poland Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Statement of Assets and Liabilities

April 30, 2019

Highland Resolute Fund
ASSETS
Investments, at value	$270,539,795
Unrealized appreciation on total return swap contracts	37
Deposits with brokers for securities sold short	13,728,365
Deposits with brokers for total return swap contracts	56,130,000
Foreign currency, at value (Cost $1,453,074)	1,465,085
Receivable for investments sold	2,471,616
Receivable for shares sold	511,906
Dividends receivable	255,191
Interest receivable	888,935
Receivable for interest on total return swap contracts	3,185,639
Other assets	24,831
Total assets	349,201,400
LIABILITIES
Securities sold short (Proceeds $13,023,757)	13,802,221
Unrealized depreciation on total return swap contracts	43,279
Investment advisory fees payable	97,579
Distributions and service fees payable	61,933
Payable for interest expense on securities sold short	83,960
Payable for interest expense on total return swap contracts	464,005
Payable for total return swap reset	45,914
Payable to custodian	63,933
Payable for investments purchased	1,967,912
Trustee fees and expenses payable	10,613
Chief compliance officer fee payable	6,375
Principal financial officer fees payable	833
Administration fees payable	26,602
Transfer agent fees payable	10,167
Professional fees payable	52,835
Custody fees payable	12,334
Accrued expenses and other liabilities	15,968
Total liabilities	16,766,463
NET ASSETS	$332,434,937
NET ASSETS CONSIST OF
Paid-in capital (Note 6)	$331,310,524
Total distributable earnings	1,124,413
NET ASSETS	$332,434,937
INVESTMENTS, AT COST	$269,522,380
PRICING OF SHARES
Class I:
Net Asset Value, offering and redemption price per share	$10.30
Net Assets	$332,434,937
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	32,287,022

See Notes to Financial Statements.

Annual Report | April 30, 2019	25

Highland Resolute Fund	Consolidated Statement of Operations

For the Year Ended April 30, 2019

Highland Resolute Fund
INVESTMENT INCOME
Dividends	$3,775,976
Interest	5,658,996
Foreign taxes withheld	(8,094)
Total investment income	9,426,878

EXPENSES
Investment advisory fees (Note 7)	5,262,549
Investment advisory fee-subsidiary	267,332
Administration fees	308,720
Transfer agency fees	65,790
Distribution and service fees
Class I	42,641
Professional fees	67,632
Custody fees	75,590
Reports to shareholders and printing fees	11,358
Trustee fees and expenses	19,380
Registration/filing fees	36,303
Chief compliance officer fees	61,218
Principal financial officer fees	10,000
Dividend expense on securities sold short	162,734
Interest expense on securities sold short	497,726
Other	17,450
Total expenses before waivers	6,906,423
Less fees waived/reimbursed by investment adviser (Note 7)
Class I	(4,058,564)
Waiver of investment advisory fees - subsidiary (Note 7)	(267,332)
Total net expenses	2,580,527
NET INVESTMENT INCOME	6,846,351
Net realized gain on investments	2,782,171
Net realized loss on securities sold short	(169,452)
Net realized loss on total return swap contracts	(7,831,564)
Net realized gain on foreign currency transactions	6,148
Total net realized loss	(5,212,697)
Net realized capital gain distributions from other investment companies	50,001

Net change in unrealized depreciation on investments	(1,439,220)
Net change in unrealized depreciation on securities sold short	(906,186)
Net change in unrealized appreciation on total return swap contracts	133,327
Net change in unrealized appreciation on translation of assets and liabilities in foreign currency transactions	12,756
Total net change in unrealized depreciation	(2,199,323)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(7,362,019)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(515,668)

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Statements of Changes in Net Assets

	Highland Resolute Fund
	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018(a)
OPERATIONS
Net investment income	$6,846,351	$9,150,835
Net realized gain/(loss)	(5,212,697)	22,993,299
Net realized gain distributions from other investment companies	50,001	–
Net change in unrealized depreciation	(2,199,323)	(8,414,624)
Net increase/(decrease) in net assets resulting from operations	(515,668)	23,729,510
TOTAL DISTRIBUTIONS (NOTE 4)(b)
Class I	(15,995,417)	(32,044,404)
Net decrease in net assets from distributions	(15,995,417)	(32,044,404)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class I	9,834,051	101,112,642
Dividends reinvested
Class I	15,995,417	32,044,404
Shares redeemed, net of redemption fees
Class I	(50,748,365)	(242,788,583)
Net decrease in net assets derived from beneficial interest transactions	(24,918,897)	(109,631,537)
Net decrease in Net Assets	(41,429,982)	(117,946,431)
NET ASSETS:
Beginning of period	373,864,919	491,811,350
End of period	$332,434,937	$373,864,919 (c)

(a)	Prior to August 31, 2017 the Highland Resolute Fund was known as the Redmont Resolute Fund.
(b)	For the prior year ended April 30, 2018, Total Distributions consisted of Net Investment Income of $25,692,479, and Net Realized Gains of $6,351,925.
(c)	For the prior year ended April 30, 2018, included accumulated net investment income of $5,245,979.

See Notes to Financial Statements.

Annual Report | April 30, 2019	27

Highland Resolute Fund	Consolidated Financial Highlights

For a share outstanding throughout the periods presented

	Class I
	For the Year Ended April 30, 2019		For the Year Ended April 30, 2018(a)		For the Year Ended April 30, 2017(b)		For the Year Ended April 30, 2016		For the Year Ended April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$10.81		$11.14		$10.75		$11.32		$11.18
INCOME/(LOSS) FROM OPERATIONS
Net investment income(c)	0.20		0.25		0.09		0.16		0.20
Net realized and unrealized gain/(loss) on investments	(0.22)		0.38		0.45		(0.39)		0.26
Total from Investment Operations	(0.02)		0.63		0.54		(0.23)		0.46

LESS DISTRIBUTIONS
Net investment income	(0.15)		(0.77)		(0.13)		(0.18)		(0.24)
Net realized gain on investments	(0.34)		(0.19)		(0.02)		(0.16)		(0.08)
Total Distributions	(0.49)		(0.96)		(0.15)		(0.34)		(0.32)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.51)		(0.33)		0.39		(0.57)		0.14
NET ASSET VALUE, END OF PERIOD	$10.30		$10.81		$11.14		$10.75		$11.32
TOTAL RETURN(d)	0.22%		5.51%		5.04%		(2.02)%		4.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$332,435		$373,865		$491,811		$686,659		$689,266
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver(e)	1.89	%(f)(g)	1.94	%(f)(g)	1.77	%(f)(g)	1.69	%(f)	1.68	%(f)
Operating expenses including reimbursement/waiver(e)	0.74	%(f)	0.82	%(f)	0.52	%(f)	0.35	%(f)	0.33	%(f)
Net investment income including reimbursement/waiver(e)	1.95%		2.24%		0.86%		1.49%		1.79%
PORTFOLIO TURNOVER RATE	55%		79%		94%		27%		54%

(a)	Prior to August 31, 2017 the Highland Resolute Fund was known as the Redmont Resolute Fund.
(b)	Prior to August 31, 2016 the Highland Resolute Fund was known as the Redmont Resolute Fund II.
(c)	Calculated using the average shares method.

(d)	Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Dividend and interest expense on securities sold short totaled 0.19%, 0.25%, 0.10%, 0.08%, and 0.10% of average net assets for the years ended April 30, 2019, 2018, 2017, 2016, and 2015, respectively.
(g)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (See Note 7 for additional detail). The ratio inclusive of that fee would be 1.97%, 2.01% and 1.81% for the years ended April 30, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2019

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Highland Resolute Fund (the “Fund”). Effective August 31, 2017, the Fund changed its name from Redmont Resolute Fund. The Fund seeks to provide long-term total return with reduced volatility and reduced correlation to the conventional stock and bond markets. The Fund offers Class I shares.

Basis of Consolidation: Highland Resolute Cayman (the “Subsidiary”), a Cayman Islands exempted company, is a wholly owned subsidiary of the Fund. The Subsidiary’s investment objective is designed to enhance the ability of the Fund to obtain exposure to equities, financial, currency and commodities markets consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary is subject to substantially the same investment policies and investment restrictions as the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity-related investments on behalf of the Fund. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS revenue rulings, as discussed below under “Federal Income Taxes”. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to wholly own and vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Fund, all assets and liabilities, income and expenses of the Subsidiary are consolidated in the financial statements and financial highlights of the Fund. All investments held by the Subsidiary are disclosed in the accounts of the Fund. As of April 30, 2019, net assets of the Fund were $332,434,937, of which $19,114,369 or 5.75%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund and Subsidiary in preparation of the financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Municipal securities having a remaining maturity of greater than 60 days, are typically valued at the evaluated bid price formulated by an independent pricing service. Corporate Bonds, U.S. Government & Agency, and U.S. Treasury Bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

Annual Report | April 30, 2019	29

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2019

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferrable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities. Options contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price or, in the absence of a sale at the mean of the last bid and asked price.

Forward currency exchange contracts have a fair value determined by the current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when Highland Associates, Inc. (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Highland Resolute Fund	Notes to Consolidated Financial Statements

  April 30, 2019

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2019:

Highland Resolute Fund

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$43,165,102	$–	$–	$43,165,102
Open-End Mutual Funds	134,618,730	–	–	134,618,730
Purchased Put Options	84,240	–	–	84,240
Corporate Bonds*	–	59,578,521	–	59,578,521
Short Term Investments
Money Market Funds	33,093,202	–	–	33,093,202
Total	$210,961,274	$59,578,521	$–	$270,539,795

Other Financial Instruments**
Assets:
Total Return Swap Contracts	$–	$37	$–	$37
Liabilities:
Corporate Bond Sold Short	–	(3,036,590)	–	(3,036,590)
Exchange Traded Funds Sold Short	(10,765,631)	–	–	(10,765,631)
Total Return Swap Contracts	–	(43,279)	–	(43,279)
Total	$(10,765,631)	$(3,079,832)	$–	$(13,845,463)

*	For detailed descriptions, see the accompanying Schedule of Investments.
**	Other financial instruments are derivative instruments reflected in the Schedule of Investments. The derivatives shown in the table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

For liabilities arising from overdrafts in the custody account, the carrying amount reported as Payable to custodian in the Statement of Assets and Liabilities approximates fair value due to the relatively short-term maturity of these financial instruments. As of April 30, 2019, the liability related to custody overdrafts in the Highland Resolute Fund are based on Level 2 inputs.

For the year ended April 30, 2019, the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of the Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that the Fund will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion its average daily net assets.

Short Sales: The Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

Annual Report | April 30, 2019	31

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2019

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and dividends and other income the Fund receives from their investments, including distributions of short term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

3. DERIVATIVE INSTRUMENTS

Swap Contracts: The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the Fund primarily enters into swap transactions for the purpose of increasing total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities.

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statement of Operations. Swap agreements held at April 30, 2019 are disclosed in the Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2019

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations.

Futures: The Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render the Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Risk Exposure: The following tables disclose the amounts related to the Fund’s use of derivative instruments.

The effect of derivatives instruments on the Statements of Assets and Liabilities as of April 30, 2019 was as follows:

Risk Exposure	Asset Derivatives Statements of Assets and Liabilities Location	Fair Value	Liability Derivatives Statements of Assets and Liabilities Location	Fair Value
Highland Resolute Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$37	Unrealized depreciation on total return swap contracts	$12
Interest Rate Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	–	Unrealized depreciation on total return swap contracts	43,267
Equity Contracts (Purchased Options)	Investments, at value	84,240	N/A	N/A
Total		$84,277		$43,279

Annual Report | April 30, 2019	33

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2019

The effect of derivatives instruments on the Statements of Operations for the year ended April 30, 2019 was as follows:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Highland Resolute Fund
Equity Contracts (Total Return Swap Contracts)	Net realized gain on total return swap contracts/Net change in unrealized depreciation on total return swap contracts	$(7,909,788)	$195,221
Interest Rate Contracts (Total Return Swap Contracts)	Net realized gain on total return swap contracts/Net change in unrealized depreciation on total return swap contracts	78,224	(61,894)
Equity Contracts (Purchased Options)	Net realized loss on investments/Net change in unrealized depreciation on investments	(1,797,711)	26,595
Total		$(9,629,275)	$159,922

Volume of Derivative Instruments for the Fund during the year ended April 30, 2019 was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Highland Resolute Fund
Equity Contracts (Total Return Swap Contracts)	Notional Quantity	199,954,343
Interest Rate Contracts (Total Return Swap Contracts)	Notional Quantity	(3,813,886)
Equity Contracts (Purchased Options)	Contracts	298

Certain derivative contracts and repurchase agreements are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2019

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of April 30, 2019:

Highland Resolute Fund

Offsetting of Derivatives Assets

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Receivable Amount
Total Return Swap Contracts	$37	$—	$37	$(37)	$—	$—
Total	$37	$—	$37	$(37)	$—	$—

Highland Resolute Fund

Offsetting of Derivatives Liabilities

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Payable Amount
Total Return Swap Contracts	$43,279	$—	$43,279	$(37)	$(43,242)	$—
Total	$43,279	$—	$43,279	$(37)	$(43,242)	$—

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

4.  TAX BASIS INFORMATION

Reclassifications: As of April 30, 2019, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differing book and tax treatment of investments held in a controlled foreign corporation. The reclassifications were as follows:

	Distributable earnings	Paid-in Capital
Highland Resolute Fund	$49,405	$(49,405)

Tax Basis of Investments: As of April 30, 2019, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/(Depreciation) of Foreign Currency	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
Highland Resolute Fund	$192,119,378	$(193,037,437)	$12,216	$(905,843)	$270,679,400

Annual Report | April 30, 2019	35

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2019

Components of Earnings: As of April 30, 2019, components of distributable earnings were as follows:

	Accumulated Capital Gains/(Losses)	Undistributed Ordinary Income	Net Unrealized Appreciation/(Depreciation)	Other Cumulative Effect of Timing Differences
Highland Resolute Fund	$(855,587)	$2,982,895	$(905,843)	$(97,052)

Other Cumulative Effect of Timing Differences is due to suspended losses on partnership investments.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund.

The tax character of distributions paid by the Fund for the fiscal year ended April 30, 2019, were as follows:

	Ordinary Income	Long-Term Capital Gains
Highland Resolute Fund	$5,227,081	$10,768,336

The tax character of distributions paid by the Fund for the fiscal year ended April 30, 2018, were as follows:

	Ordinary Income	Long-Term Capital Gains
Highland Resolute Fund	$25,692,479	$6,351,925

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of April 30, 2019, the Fund elects to carry forward $472,218 in short-term capital losses to the next tax year.

The Fund elects to defer to the period ending April 29, 2020, capital losses recognized during the period November 1, 2018 through April 30, 2019 in the amount of $383,369.

5.  SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the year ended April 30, 2019 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Highland Resolute Fund	$135,923,187	$159,257,511

6.  BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Transactions in common shares were as follows:

Highland Resolute Fund
Class I:	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
Common Shares Outstanding - Beginning of Period	34,589,249	44,145,034
Common Shares Sold	935,962	9,179,527
Common Shares Issued as Reinvestment of Dividends	1,669,668	2,958,854
Common Shares Redeemed	(4,907,857)	(21,694,166)
Common Shares Outstanding - End of Period	32,287,022	34,589,249

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2019

Shares redeemed within 30 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. Redemption fees are reflected in the “Shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets. For the year ended April 30, 2019 and the year ended April 30, 2018, the Fund retained fees as follows:

Fund	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
Highland Resolute Fund	$337	$–

7.  MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly of 1.50% of the average daily net assets for the Fund. The management fee is paid on a monthly basis.

The Subsidiary has entered into a separate advisory agreement (the “Subsidiary Advisory Agreement”) with the Adviser for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays the Adviser for investment advisory services provided to the Fund. The Adviser has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This waiver may not be terminated or modified without the consent of the Board. This agreement may not be terminated or modified prior to this date except with the approval of the Board. For the year ended April 30, 2019, this amount equaled $267,332 and is disclosed in the Consolidated Statement of Operations.

The Adviser entered into an Investment Sub-Advisory Agreement with Incline Global Management, LLC. (“Incline”) and Chatham Asset Management, LLC (“Chatham”). The Investment Sub-Advisory Agreements are in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. The Adviser determines the allocation of the Fund’s assets among Incline and Chatham (collectively the “Sub-Advisers”) and other open-end investment companies. The Fund is not required to invest with any minimum number of sub-advisers or open-end investment companies, and does not have minimum or maximum limitations with respect to allocations of assets to the Sub-Advisers, investment strategy or market sector. Highland may change the allocation of the Fund’s assets among the available investment options, and may add or remove sub-advisers, at any time. Each Sub-Adviser is responsible for the day-to-day management of its allocated portion of Fund assets. Highland has ultimate responsibility, subject to the oversight of the Board of the Fund, to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement.

Pursuant to each Investment Sub-Advisory Agreement, the Adviser pays the Sub-Advisers an annual sub-advisory management fee which is based on the Fund’s average quarterly market value of the assets managed by the Sub-Advisers. The Adviser is required to pay all fees due to Sub-Advisers out of the management fee the Adviser receives from the Fund. The following table reflects the Fund’s contractual sub-advisory fee rates.

Sub-Advisers	Contractual Sub-Advisory Fee
Incline Global Management, LLC	1.25%
Chatham Asset Management, LLC	1.00%

The Adviser has agreed, with respect to the Fund’s Class I shares, to waive the portion of its 1.50% management fee in excess of any sub-advisory fees paid by the Adviser to Sub-Adviser in connection with the Fund. This agreement is in effect September 1, 2018 through August 31, 2019. The prior agreement was in effect from September 1, 2017 through August 31, 2018. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2019 without the approval of the Fund’s Board of Trustees. The Adviser is not permitted to recoup any amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the expense limitation cap. Fees waived/reimbursed by adviser for the year ended April 30, 2019 are disclosed in the Consolidated Statement of Operations.

For the year ended April 30, 2019, the fee waivers and/or reimbursements were as follows:

Fees Waived/ Reimbursed By Adviser
Highland Resolute Fund - Class I	$(4,058,564)

Annual Report | April 30, 2019	37

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2019

Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund, and the Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Fund for the year ended April 30, 2019 are disclosed in the Consolidated Statement of Operations.

ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts and is also reimbursed by the Fund for certain out-of-pocket expenses. Transfer agent fees paid by the Fund for the year ended April 30, 2019 are disclosed in the Consolidated Statement of Operations.

Compliance Services

ALPS provides services that assist the Fund’s chief compliance officer in monitoring and testing the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Fund. Compliance service fees paid by the Fund for the year ended April 30, 2019 are disclosed in the Consolidated Statement of Operations.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund. Principal financial officer fees paid by the Fund for the year ended April 30, 2019 are disclosed in the Consolidated Statement of Operations.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust on behalf of the Fund. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Shareholder Services Plan

Effective December 12, 2017, the Fund has adopted a Shareholder Services Plan (the “Plan”) with respect to its Class I shares. Under the Plan, the Fund is authorized to pay banks and its affiliates and other institutions, including broker-dealers and Fund affiliates which may include the Distributor, Adviser and/or the transfer agent (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.10% of the average daily net asset value of Class I shares of the Fund attributable to or held in the name of the Participating Organizations for its clients as compensation for providing shareholder service activities, which do not include distribution services pursuant to an agreement with Participating Organizations. Any amount of such payment not paid to the Participating Organizations during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Plan fees are included with distribution and service fees in the Statement of Operations. Fees recaptured pursuant to the Plan for the year ended April 30, 2019 are included as an offset to distribution and service fees as disclosed in the Consolidated Statement of Operations.

Trustees

The fees and expenses of the independent trustees of the Board are presented in the Consolidated Statement of Operations.

8.  INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Highland Resolute Fund	Notes to Consolidated Financial Statements

 April 30, 2019

9.  NEW ACCOUNTING PROUNCEMENTS

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to U.S. GAAP for investment companies. Effective November 4, 2018, the Fund adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund’s adoption of those amendments, effective with the financial statements prepared as of April 30, 2019, had no effect on the Fund’s net assets or results of operations.

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The Fund early adopted effective with the financial statements prepared as of April 30, 2019, and they had no effect on the Fund’s net assets or results of operations.

10. SUBSEQUENT EVENT

Highland Associates, Inc. (“Highland”), the Fund’s investment advisor, announced that it has entered into a definitive agreement under which Regions Bank will acquire Highland. The acquisition is expected to close by the third quarter of 2019. The acquisition is subject to stockholder approval, clearances by the relevant regulatory authorities and other customary closing conditions.

As of the date of this report, there is no contractual change to the services provided to the Fund and no changes to the Fund’s fees as a result of the acquisition.

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Annual Report | April 30, 2019	39

Highland Resolute Fund	Report of Independent Registered Accounting Firm

April 30, 2019

To the shareholders and the Board of Trustees of Financial Investors Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Highland Resolute Fund and subsidiary (formerly, Redmont Resolute Fund) (the “Fund’), one of the funds constituting the Financial Investors Trust, as of April 30, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of Highland Resolute Fund of Financial Investors Trust as of April 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 25, 2019

We have served as the auditor of one or more investment companies advised by Highland Associates, Inc. since 2012.

Highland Resolute Fund	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2019 (Unaudited)

On December 11, 2018, the Trustees met in person to discuss, among other things, the approval of the Investment Advisory Agreement between Highland Associates, Inc. (“Highland”) and the Trust, and the Investment Sub-Advisory Agreements with each of Chatham Asset Management, LLC (“Chatham”) and Incline Global Management, LLC (“Incline”), with respect to the Highland Resolute Fund (the “Highland Fund”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Investment Advisory Agreement and Investment Sub-Advisory Agreements, the Trustees, including the Independent Trustees, considered the following factors with respect to the Highland Fund:

Nature, Extent, and Quality of the Services under the Investment Advisory and Sub-Advisory Agreements: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the Highland Fund under the Investment Advisory and Investment Sub-Advisory Agreements. The Trustees reviewed certain background materials supplied by Highland, Chatham, and Incline in their presentations, including their Forms ADV.

The Trustees reviewed and considered Highland’s, Chatham’s, and Incline’s investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by Highland, Chatham, and Incline and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by Highland, Chatham, and Incline, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Highland Fund.

The Trustees considered the background and experience of Highland’s, Chatham’s, and Incline’s management in connection with the Highland Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Highland Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Highland’s, Chatham’s, and Incline’s insider trading policies and procedures and their Codes of Ethics.

Performance: The Trustees reviewed performance information for the Highland Fund for the 3-month, 1-year, 3-year, 5-year, and since inception periods ended September 30, 2018. That review included a comparison of the Highland Fund’s performance to the performance of a group of comparable funds selected by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the performance of the Highland Fund was above its Data Provider universe median for the 1-year, 3-year, 5-year, and since inception periods ended September 30, 2018 and was below its Data Provider universe median for the 3-month period ended September 30, 2018. The Trustees also considered Highland’s, Chatham’s, and Incline’s discussion of the Highland Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as Highland’s, Chatham’s, and Incline’s performance and reputation generally and their investment techniques, risk management controls, and decision-making processes.

Investment Advisory and Sub-Advisory Fee Rates: The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the Highland Fund, to Highland of 1.50% of the Highland Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by Highland to the Highland Fund. The Trustees also reviewed and considered the contractual annual sub-advisory fee paid by Highland to Chatham of 1.00% of the Highland Fund’s daily average net assets allocated to Chatham. The Trustees also reviewed and considered the contractual annual sub-advisory fee paid by Highland to Incline of 1.25% of the Highland Fund’s daily average net assets allocated to Incline.

The Board received and considered information including a comparison of the Highland Fund’s contractual and actual advisory fees and overall expenses with those of funds in the peer group and universe of funds selected by the Data Provider. The Trustees noted that the Highland Fund’s contractual advisory fee rate was the same as the Data Provider peer group median contractual advisory fee rate.

Total Expense Ratios: The Trustees further reviewed and considered the total expense ratio (after waivers) of 0.48% for the Highland Fund. The Trustees noted that the total expense ratio (after waivers) for the Highland Fund was below the Data Provider peer group median total expense ratio (after waivers).

Comparable Accounts: The Trustees noted certain information provided by Highland, Chatham, and Incline regarding fees charged to its other clients utilizing a strategy similar to that employed by the portion of the Highland Fund for which such entity was responsible.

Profitability: The Trustees received and considered retrospective and projected profitability analyses prepared by Highland, Chatham, and Incline based on the fees payable under the Investment Advisory Agreement with Highland and the Investment Sub-Advisory Agreements with each of Chatham and Incline, with respect to the Highland Fund. The Trustees considered the profits, if any, anticipated to be realized by Highland, Chatham, and Incline in connection with the operation of the Highland Fund. The Board then reviewed Highland’s unaudited balance sheet as of September 30, 2018 and Profit and Loss for October 2017 through September 2018 and for October 2016 through September 2017 in order to analyze the financial condition and stability and profitability of Highland. The Board also reviewed financial information for Chatham, and Incline’s

Annual Report | April 30, 2019	41

Highland Resolute Fund	Disclosure Regarding Approval of Fund Advisory Agreements

 April 30, 2019 (Unaudited)

audited financial statements for the year ended December 31, 2017, in order to analyze the financial condition and stability and profitability of Chatham and Incline.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Highland Fund will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Highland from its relationship with the Highland Fund, including whether soft dollar arrangements were used.

In renewing Highland as the investment adviser of the Highland Fund, and Chatham and Incline as sub-advisers of the Highland Fund, and the fees charged under the Investment Advisory and Investment Sub-Advisory Agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory and Investment Sub-Advisory Agreements. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the nature, extent, and quality of services rendered by Highland, Chatham, and Incline under the Investment Advisory and Sub-Advisory Agreements, respectively, with respect to the Highland Fund were adequate;
●	the performance of the Highland Fund was above its Data Provider universe median for the 1-year, 3-year, 5-year, and since inception periods ended September 30, 2018 and was below its Data Provider universe median for the 3-month period ended September 30, 2018;
●	the contractual advisory fee rate was the same as the Data Provider peer group median contractual advisory fee rate;
●	Chatham’s and Incline’s fees under their respective sub-advisory agreements are paid directly by Highland;
●	the total expense ratio (after waivers) for the Highland Fund was below the Data Provider peer group median total expense ratio (after waivers);
●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Highland’s, Chatham’s, and Incline’s other clients employing a comparable strategy to the Highland Fund were not indicative of any unreasonableness with respect to the advisory and sub-advisory fees payable by the Highland Fund;
●	the profit, if any, realized by Highland, Chatham, and Incline in connection with the operation of the Highland Fund is not unreasonable to the Fund; and
●	there were no material economies of scale or other incidental benefits accruing to Highland, Chatham, and Incline in connection with their relationship with the Highland Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Highland’s, Chatham’s, and Incline’s compensation for investment advisory and sub-advisory services is consistent with the best interests of the Highland Fund and its shareholders.

On March 12, 2019, the Trustees met in person to discuss, among other things, the approval of the Investment Sub-Advisory Agreement between Highland Associates, Inc. (“Highland), Parametric Portfolio Associates LLC (“Parametric”), and the Trust, with respect to the Highland Resolute Fund (the “Highland Fund”), and the approval of the Investment Sub-Advisory Agreement between Highland Associates, Inc. (“Highland), Solus Alternative Asset Management, LLC (“Solus”), and the Trust, with respect to the Highland Resolute Fund (the “Highland Fund”) (collectively, the “Investment Sub-Advisory Agreements”), in accordance with Section 15(c) of the 1940 Act. In approving each Investment Sub-Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Highland Fund:

Nature, Extent, and Quality of the Services under the Investment Sub-Advisory Agreements: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the Highland Fund under the Investment Sub-Advisory Agreements. The Trustees also reviewed certain background materials supplied by Solus and Parametric in their presentations, including their Form ADVs.

The Trustees reviewed and considered Solus’ and Parametric’s investment sub-advisory personnel, their history as asset managers, their performance, and the amount of assets currently under management by them and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by Solus and Parametric, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Highland Fund.

Highland Resolute Fund	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2019 (Unaudited)

The Trustees considered the background and experience of Solus’ and Parametric’s management in connection with the Highland Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Highland Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Solus’ and Parametric’s insider trading policies and procedures and their Code of Ethics.

Performance: The Trustees noted that since neither Solus or Parametric had begun to manage their portions of the Highland Fund, there was no fund performance to be reviewed or analyzed at this time. The Trustees also considered Solus’ and Parametric’s discussion of their reputation generally and their investment techniques, risk management controls, and decision-making processes.

Investment Sub-Advisory Fee Rate: The Trustees reviewed and considered the contractual annual sub-advisory fees to be paid by Highland, on behalf of the Highland Fund, to Solus and to Parametric of 1.50% and 0.30%, respectively, of the Highland Fund’s daily average net assets allocated to Solus and Parametric, in light of the extent and quality of the sub-advisory services to be provided by Solus and Parametric to the Highland Fund. The Board also received and considered information provided by Solus and Parametric with respect to their operating expense structures.

The Board received and considered information including a comparison of the Highland Fund’s contractual and actual advisory fees and overall expenses with those of funds in the peer group and universe of funds selected by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate for the Highland Fund of 1.50% of the Fund’s daily net assets was above the Data Provider peer group and universe medians.

Total Expense Ratios: Based on such information, the Trustees further reviewed and considered the total expense ratio (net of waivers) of 0.94% for the Highland Fund. The Trustees noted that the Highland Fund’s total expense ratio (net of waivers) was below the Data Provider peer group and universe medians.

Comparable Accounts: The Trustees noted that Solus reported no comparable clients managed utilizing a strategy similar to its investment mandate for the Highland Fund and that Parametric provided information regarding fees charged to other clients utilizing a strategy similar to its investment mandate for the Highland Fund.

Profitability: The Trustees received and considered Solus’ and Parametric’s statements regarding projected profitability based on the fees payable under the Investment Sub-Advisory Agreements. The Trustees considered the profits, if any, anticipated to be realized by Solus and Parametric with respect to the Highland Fund. The Board then reviewed the financial information provided by Solus and Parametric.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Highland Fund will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Sub-Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Solus and Parametric from their relationship with the Highland Fund, including whether soft dollar arrangements would be used.

In approving Solus and Parametric as investment sub-advisers for the Highland Fund and approving the Investment Sub-Advisory Agreements and the fees to be paid to Solus and Parametric by Highland under the Investment Sub-Advisory Agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Sub-Advisory Agreements. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the nature, extent, and quality of services to be rendered by Solus and Parametric under the Investment Sub-Advisory Agreements with respect to the Highland Fund were adequate;
●	since Solus and Parametric have not yet begun to manage its portion of the Highland Fund, there is no fund performance to be reviewed or analyzed at this time;
●	the investment sub-advisory fees to be paid to Solus and Parametric by Highland are fair and competitive when considered in light of particular services to be provided by Solus and Parametric to the Highland Fund;

●	Solus had no clients with investment mandates directly comparable to that of the Highland Fund. Bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Parametric’s other clients employing a comparable strategy to Parametric’s investment mandate for the Highland Fund was not indicative of any unreasonableness with respect to the sub-advisory fees proposed to be payable to Parametric by the Fund;

Annual Report | April 30, 2019	43

Highland Resolute Fund	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2019 (Unaudited)

●	the profit, if any, anticipated to be realized by Solus and Parametric in connection with the operation of their portion of the Highland Fund is not unreasonable to the Highland Fund; and
●	there were no material economies of scale or other incidental benefits accruing to Solus or Parametric in connection with their relationship with the Highland Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Solus’ and Parametric’s compensation for investment sub-advisory services is consistent with the best interests of the Highland Fund and its shareholders.

Highland Resolute Fund	Additional Information

 April 30, 2019 (Unaudited)

1.  FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year within 60 days after the end of the period. Copies of the Fund’s previously filed Form N-Qs are available without charge on the SEC website at http:// www.sec.gov.

2.  FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3.  TAX INFORMATION (UNAUDITED)

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2018:

	QDI	DRD
Highland Resolute Fund	4.79%	3.70%

In early 2019, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2018 via Form 1099. The Fund will notify shareholders in early 2020 of amounts paid to them by the Funds, if any, during the calendar year 2019.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Highland Resolute Fund designates $10,768,336 as long-term capital gain distribution.

Annual Report | April 30, 2019	45

Highland Resolute Fund	Trustees & Officers

April 30, 2019 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-268-2242.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	31	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	31	Mr. Deems is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

46

Highland Resolute Fund	Trustees & Officers

April 30, 2019 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	31	Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); and Clough Global Opportunities Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	31	None.

Annual Report | April 30, 2019	47

Highland Resolute Fund	Trustees & Officers

April 30, 2019 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee and President^	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and ALPS Advisors, Inc. (“AAI”) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	31

Mr. Burke is a Trustee of ALPS ETF Trust (20 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

48

Highland Resolute Fund	Trustees & Officers

April 30, 2019 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and ALPS Series Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.
Karen S. Gilomen, 1970	Secretary	Ms. Gilomen was elected Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.	Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of Reaves Utility Income Fund and the Assistant Secretary of the WesMark Funds.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.

Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Axonic Alternative Income Fund, Boulder Growth & Income Fund, Inc., Centre Funds, Index Funds, Reality Shares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust.

Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.
Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of ALPS ETF Trust, Clough Funds Trust and Principal Real Estate Income Fund.

Annual Report | April 30, 2019	49

Highland Resolute Fund	Trustees & Officers

April 30, 2019 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Jennifer Craig, 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.

Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.

Sareena Khwaja-Dixon, 1980	Assistant Secretary	Ms. Khwaja-Dixon was elected Assistant Secretary of the Trust at the December 12, 2017 meeting of the Board of Trustees.	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc., Clough Funds Trust, Clough Dividend and Income Fund, Clough Global Opportunities Fund, and Clough Global Equity Fund.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust (currently 31) and any other investment companies for which any Trustee serves as trustee for and which Highland Associates, Inc., Incline Global Management, LLC and/or Chatham Asset Management LLC provides investment advisory services (currently none).
^	Effective June 12, 2019, Mr. Burke’s term as President of the Trust ended and Bradley J. Swenson was appointed President of the Trust.

50

Highland Resolute Fund	Privacy Policy

April 30, 2019 (Unaudited)

Who We Are
Who is providing this notice?	Highland Resolute Fund
What We Do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you
● open an account
● provide account information or give us your contact information
● make a wire transfer or deposit money
Why can't I limit all sharing?	Federal law gives you the right to limit only
● sharing for affiliates’ everyday business purposes-information about your creditworthiness
● affiliates from using your information to market to you
● sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
● The Fund does not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report | April 30, 2019	51

Highland Resolute Fund	Privacy Policy

April 30, 2019 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number and account transactions
● Account balances and transaction history
● Wire transfer instructions
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

52

Shareholder Letter	1
Performance Update	4
Disclosure of Fund Expenses	10
Portfolio of Investments
Rondure New World Fund	11
Rondure Overseas Fund	14
Statements of Assets and Liabilities	17
Statements of Operations	18
Statement of Changes in Net Assets
Rondure New World Fund	19
Rondure Overseas Fund	20
Financial Highlights
Rondure New World Fund	21
Rondure Overseas Fund	23
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	32
Additional Information	33
Trustees and Officers	34
Privacy Policy	39

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.rondureglobal.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.855.775.3337 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.rondureglobal.com.

Rondure Funds	Shareholder Letter

April 30, 2019 (Unaudited)

When Pigs Fly

Dear Fellow Shareholders,

On February 4, 2019, around 20% of the world’s population sat down to a family feast and welcomed in the New Year on the world’s biggest holiday: the Chinese Lunar New Year. As China ushered in the Year of the Earth Pig, it also fueled a massive rally in stocks, and not one for the faint of heart.

While company after company—from smartphone makers to semiconductor chips—posts weaker results, the world’s stock markets just don’t seem to care. Bad news is good news again, as bad news implies that central banks will cut rates. Markets now appear to expect earnings to recover in the back half of 2019.

Animal spirits are back. Markets have gained confidence that the world’s central banks will support them. The world’s debt pile is $244 trillion, more than three times the size of the global economy. Yet no central banker appears willing to take away the punch bowl. Corporate balance sheets just keep building.

It’s the story of the Three Little Pigs, writ large—perfectly timed for the Year of the Pig. Governments are trying to keep straw houses from falling down(1).

So with a little help from the Federal Reserve, 1Q 2019 was one of the best quarters the S&P 500 had since Q3 2009, as the market rebounded from a very weak Q4 2018. China has truly been on a tear. Many of its up days have rivaled the frenetic froth of 2015 on the Shenzhen A-Share market. The army of individual Chinese investors appears to be back at their 2015 habits, rapidly borrowing money to buy stocks and participate in the run(2).

Below is a one-year chart based on data provided by the Chinese Securities Finance Corporation on the outstanding balance of margin debt in China, which is a sum of opening margin balances plus new margin purchases minus debt repayments. It is represented by the CHMDBMT Index with daily data provided by Bloomberg on a one-day lag, shown as of April 8, 2019.

Source: Bloomberg, 4/8/19.

The big spike that happens to coincide very closely to the onset of the Lunar New Year—the onset of the Year of the Pig.

Past performance does not guarantee future results.

Annual Report | April 30, 2019	1

Rondure Funds	Shareholder Letter

April 30, 2019 (Unaudited)

The next chart below highlights the performance of the Shenzhen Stock Exchange Composite versus the S&P 500 Index, going back to include the massive Chinese stock market bubble of 2015. If the rally there continues, the market may soon outperform the S&P 500 since 2014. What a volatile ride it has been, amplified by expanding and contracting margin debt!

 Source: Bloomberg, 4/8/19.

The U.S-China trade war news started in April of last year. The Chinese market is rallying on the prospects that nothing is going to come of it—that it ends with no consequences. So in spite of all of the positive headlines we’ve been reading about the performance of the American economy, it has been a year of incredible outperformance by the Shenzhen Composite.

Fund Performance & Attribution

See full performance on pages 4 and 7.

Rondure Overseas Fund

For the year, the Institutional share class returned -1.76% vs -2.73% for the benchmark. The two large investment regions for the Fund are Western Europe and the Pacific Rim. We outperformed slightly in Europe where we are significantly underweight versus the benchmark, and we underperformed slightly in the Pacific Rim. The Fund also benefited from our holdings in Canada. The Fund remained overweight in the Consumer sector, which was a weaker sector this year, but we outperformed here. Our weakest performance and biggest detractor was the Industrials sector.

Rondure New World Fund

For the year, the Institutional share class returned -3.09% vs -4.68% for the benchmark. The Pacific Rim is by far the largest weight for the benchmark and the Fund. The Pacific Rim performance pulled the benchmark returns down. Fortunately, we outperformed in this region, thus delivering positive contribution to the Fund. The smaller Eastern Europe and Central Asia regions were the largest detractors to the Fund. The Fund remains overweight in the Consumer sector, which was a weaker sector this year, but we outperformed here. The Industrials sector was the Fund’s largest detractor. We actually outperformed in Industrials as well, but our return was negative and we were overweight.

Conclusion

There is an old Wall Street saying that “Bulls make money and bears make money, but pigs get slaughtered.” The saying is a warning against excessive greed in the markets. A bull rages. A bear slashes and gnaws. Pigs are different. Piggish investors try to make money in a very short period of time. They take too much risk—they feast at the trough too long.

I am once again seeing some of the greatest risk taking I have ever seen in my career. We are worried that equity markets have gone too far too fast. Yet we are eyes wide open to the willingness of central banks to keep investors afloat, which may allow risk taking to continue unabated, at least for now. We will probably lag the broader market if that happens. We will participate, though.

Past performance does not guarantee future results.

2	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Shareholder Letter

April 30, 2019 (Unaudited)

High-quality dividend stocks are lagging the broader market in this environment. I am excited to just pick away at them, one by one. Volatility is also increasing. I think this is a good time for active investing. We can take our shots at the best stocks and go against the grain of late-cycle risk taking. But we will not be pigs.

Whatever the outcome, we will stick to our process—screening, visiting companies, building models, and valuing the cash flows. If we are right, and the central banks continue to repress interest rates, than we believe our strategy is going to work very well in the long run.

That process has worked for me for years. I don’t plan to stray from it. Thank you for investing with us. Thank you for your trust.

Sincerely,

Laura Geritz, CFA

CEO, Founder, and Portfolio Manager
Rondure Global Advisors LLC

The objective of all Rondure Funds is long-term growth of capital.

RISKS: Mutual fund investing involves risks and loss of principal is possible. Investing in small and micro-cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in emerging markets are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets.

Must be preceded or accompanied by a prospectus.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. The Funds do not accept any liability for losses either direct or consequential caused by the use of this information.

Past performance does not guarantee future results.

The S&P 500 Index is widely regarded as the best single gauge of large-cap U.S. equities. There is over USD 7.8 trillion benchmarked to the Index, with index assets comprising approximately USD 2.2 trillion of this total. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. The Index is unmanaged and cannot be invested into directly. Past performance is not indicative of future results.

CFA® is trademark owned by CFA Institute.

The Rondure Funds are distributed by ALPS Distributors Inc. (ADI). ADI is not affiliated with Rondure Global Advisors.

(1)	Rich, B. “Hedgeye Risk Management | Cartoon of the Day: The Three Little Pigs.” Hedgeye, Hedgeye Risk Management LLC, 17 Feb. 2016, app.hedgeye.com/insights/49195-cartoon-of-the-day-the-three-little-pigs?type=cartoons.
(2)	Bird, Mike. “Surging Chinese Stocks Ride a Wave of Debt.” The Wall Street Journal, Dow Jones & Company, 25 Feb. 2019, www.wsj.com/articles/surging-chinese-stocks-ride-a-wave-of-debt-11551094289.

Annual Report | April 30, 2019	3

Rondure New World Fund	Performance Update

April 30, 2019 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2019

				Expense Ratio(b)
	6 Months	1 Year	Since Inception(a)	Gross	Net(c)
Rondure New World Fund – Institutional (RNWIX)	15.37%	-3.09%	4.55%	1.53%	1.10%
Rondure New World Fund – Investor (RNWOX)	15.30%	-3.37%	4.28%	1.82%	1.35%
MSCI Emerging Markets TR USD Index(d)	13.90%	-4.68%	7.81%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-775-3337.

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of May 1, 2017.
(b)	Ratios as of the Prospectus dated August 31, 2018 and may differ from the ratios presented in the Financial Highlights.
(c)	Rondure Global Advisors, LLC (the “Advisor”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2019. The Advisor will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. However, such recapture payments may not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date of the waiver or reimbursement. The Expense Agreement may not be terminated or modified by the Advisor prior to August 31, 2019, except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI Emerging Markets TR USD Index is an unmanaged total return index, reported in U.S. Dollars, based on share prices and reinvested dividends of approximately 800 companies from 24 emerging market countries. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

4	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Performance Update

April 30, 2019 (Unaudited)

Growth of $10,000 for the period ended April 30, 2019

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2019. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Annual Report | April 30, 2019	5

Rondure New World Fund	Performance Update

April 30, 2019 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	66.1%
Africa/Middle East	9.7%
North America	9.0%
Latin America	6.7%
Europe	4.5%
Australia/New Zealand	1.7%
Cash, Cash Equivalents, & Other Net Assets	2.3%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Consumer	70.9%
Industrials	6.9%
Technology	6.2%
Financials	5.6%
Health Care	4.3%
Energy & Materials	3.8%
Cash, Cash Equivalents, & Other Net Assets	2.3%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Aramex PJSC	3.2%
Vitasoy International Holdings, Ltd.	2.8%
Philippine Seven Corp.	2.7%
Vincom Retail JSC	2.6%
Carlsberg Brewery Malaysia Bhd	2.5%
Yum China Holdings, Inc.	2.4%
Wal-Mart de Mexico SAB de CV	2.4%
Kweichow Moutai Co., Ltd.	2.4%
San Miguel Food and Beverage, Inc.	2.4%
Heineken Malaysia Bhd	2.3%
Total	25.7%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

6	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund	Performance Update

April 30, 2019 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2019

				Expense Ratio(b)
	6 Months	1 Year	Since Inception(a)	Gross	Net(c)
Rondure Overseas Fund – Institutional (ROSIX)	5.12%	-1.76%	6.71%	2.09%	0.85%
Rondure Overseas Fund – Investor (ROSOX)	4.97%	-2.07%(d)	6.42%	1.97%	1.10%
MSCI EAFE TR Index(e)	7.73%	-2.73%	5.66%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-775-3337.

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of May 1, 2017.
(b)	Ratios as of the Prospectus dated August 31, 2018 and may differ from the ratios presented in the Financial Highlights.
(c)	Rondure Global Advisors, LLC (the “Advisor”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.10% and 0.85% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2019. The Advisor will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. However, such recapture payments may not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date of the waiver or reimbursement. The Expense Agreement may not be terminated or modified by the Advisor prior to August 31, 2019, except with the approval of the Fund’s Board of Trustees.
(d)	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.
(e)	The MSCI EAFE TR Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 22 developed market countries excluding the US and Canada. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Annual Report | April 30, 2019	7

Rondure Overseas Fund	Performance Update

April 30, 2019 (Unaudited)

Growth of $10,000 for the period ended April 30, 2019

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2019. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

8	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund	Performance Update

April 30, 2019 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	47.8%
Japan	29.9%
Australia/New Zealand	11.6%
North America	6.9%
Asia ex Japan	3.8%
Cash, Cash Equivalents, & Other Net Assets	0.0%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Consumer	67.8%
Industrials	16.6%
Technology	7.3%
Financials	3.0%
Energy & Materials	2.8%
Health Care	2.5%
Cash, Cash Equivalents, & Other Net Assets	0.0%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Alimentation Couche-Tard, Inc.	2.6%
Nestle SA	2.4%
Unilever NV	2.2%
Suntory Beverage & Food, Ltd.	2.2%
Pernod Ricard SA	2.2%
Amadeus IT Group SA	2.2%
Coca-Cola Amatil, Ltd.	2.1%
Yamato Holdings Co., Ltd.	2.1%
Air New Zealand, Ltd.	2.0%
Lululemon Athletica, Inc.	2.0%
Total	22.0%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2019	9

Rondure Funds	Disclosure of Fund Expenses

April 30, 2019 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2018 through April 30, 2019.

Actual Expenses The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expense Ratio(a)	Expenses Paid During Period November 1, 2018 - April 30, 2019(b)
Rondure New World Fund
Institutional Class
Actual	$1,000.00	$1,153.70	1.10%	$5.87
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	1.10%	$5.51
Investor Class
Actual	$1,000.00	$1,151.80	1.35%	$7.20
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	1.35%	$6.76
Rondure Overseas Fund
Institutional Class
Actual	$1,000.00	$1,051.20	0.85%	$4.32
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	0.85%	$4.26
Investor Class
Actual	$1,000.00	$1,049.60	1.10%	$5.59
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	1.10%	$5.51

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 181/365 (to reflect the half-year period).

10	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Portfolio of Investments

April 30, 2019

	Shares	Value (Note 2)
COMMON STOCKS (97.61%)
Australia (1.70%)
Coca-Cola Amatil, Ltd.	360,500	$2,236,384

Bangladesh (0.92%)
Square Pharmaceuticals, Ltd.	391,432	1,204,941

Brazil (4.73%)
Ambev SA	244,200	1,150,283
B3 SA - Brasil Bolsa Balcao	229,600	2,023,075
Hypera SA	171,400	1,234,433
M Dias Branco SA	114,700	1,220,393
Raia Drogasil SA	33,300	582,332
		6,210,516

Canada (1.08%)
Lululemon Athletica, Inc.(a)	8,025	1,415,209

China (14.84%)
ANTA Sports Products, Ltd.	223,000	1,571,984
Baidu, Inc., Sponsored ADR(a)	7,000	1,163,610
China Resources Beer Holdings Co., Ltd.	560,000	2,559,148
Haier Electronics Group Co., Ltd.	233,000	666,792
Hengan International Group Co., Ltd.	79,000	696,366
Kweichow Moutai Co., Ltd., Class A	21,500	3,108,449
Li Ning Co., Ltd.(a)	1,424,000	2,588,497
TravelSky Technology, Ltd., Class H	409,000	1,050,549
Tsingtao Brewery Co., Ltd., Class H	381,000	2,428,360
Want Want China Holdings, Ltd.	590,000	467,800
Yum China Holdings, Inc.	67,175	3,193,500
		19,495,055

Greece (1.69%)
JUMBO SA	122,456	2,225,017

Hong Kong (4.70%)
Cafe de Coral Holdings, Ltd.	214,000	527,035
	Shares	Value (Note 2)
Hong Kong (continued)
Hong Kong Exchanges & Clearing, Ltd.	57,000	$1,976,341
Vitasoy International Holdings, Ltd.	729,000	3,670,648
		6,174,024

India (7.96%)
Asian Paints, Ltd.	31,244	657,257
Britannia Industries, Ltd.	14,622	608,825
Castrol India, Ltd.	200,000	438,797
Colgate-Palmolive India, Ltd.	39,204	680,974
Dabur India, Ltd.	159,000	910,057
Eicher Motors, Ltd.	1,775	519,796
Godrej Consumer Products, Ltd.	7,953	74,529
Hindustan Unilever, Ltd.	25,135	635,189
Jubilant Foodworks, Ltd.	93,500	1,785,881
Marico, Ltd.	14,900	76,992
Maruti Suzuki India, Ltd.	6,070	581,781
Nestle India, Ltd.	3,718	582,944
Pidilite Industries, Ltd.	6,385	113,331
Radico Khaitan, Ltd.	440,000	2,238,470
United Breweries, Ltd.	27,500	561,021
		10,465,844

Indonesia (2.44%)
Indofood CBP Sukses Makmur Tbk PT	2,571,000	1,754,595
Kalbe Farma Tbk PT	1,014,000	109,939
Multi Bintang Indonesia Tbk PT	515,000	726,421
Unilever Indonesia Tbk PT	193,000	616,245
		3,207,200

Kenya (3.01%)
East African Breweries, Ltd.	487,200	1,068,083
Safaricom PLC	10,368,600	2,885,577
		3,953,660

Malaysia (5.86%)
Carlsberg Brewery Malaysia Bhd	529,000	3,231,960
Hartalega Holdings Bhd	776,000	944,076
Heineken Malaysia Bhd	508,000	3,010,279

See Notes to Financial Statements.

Annual Report | April 30, 2019	11

Rondure New World Fund	Portfolio of Investments

April 30, 2019

	Shares	Value (Note 2)
Malaysia (continued)
Top Glove Corp. Bhd	432,000	$508,850
		7,695,165

Mexico (5.50%)
Alsea SAB de CV	16,300	36,404
Arca Continental SAB de CV	16,200	92,127
Becle SAB de CV	1,769,600	2,731,257
Gruma SAB de CV, Class B	118,200	1,181,517
Wal-Mart de Mexico SAB de CV	1,082,400	3,180,213
		7,221,518

Pakistan (0.19%)
Nestle Pakistan, Ltd.	4,578	251,093

Peru (1.54%)
Alicorp SAA	380,855	1,232,466
InRetail Peru Corp.(a)(b)(c)	20,196	787,644
		2,020,110

Philippines (8.10%)
International Container Terminal Services, Inc.	601,000	1,458,892
Jollibee Foods Corp.	247,000	1,443,727
Philippine Seven Corp.	1,631,447	3,600,219
Puregold Price Club, Inc.	1,288,000	1,035,590
San Miguel Food and Beverage, Inc.	1,393,000	3,100,753
		10,639,181

Poland (1.82%)
AmRest Holdings SE(a)	94,000	1,014,667
Dino Polska SA(a)(b)(c)	41,600	1,382,512
		2,397,179

Russia (1.03%)
Alrosa PJSC	410,000	597,534
LUKOIL PJSC, Sponsored ADR	8,900	754,542
		1,352,076

South Africa (2.75%)
Clicks Group, Ltd.	115,400	1,578,411
Distell Group Holdings, Ltd.	40,100	385,442
	Shares	Value (Note 2)
South Africa (continued)
Shoprite Holdings, Ltd.	137,200	$1,652,922
		3,616,775

South Korea (2.20%)
LG Household & Health Care, Ltd.	650	791,251
Medy-Tox, Inc.	944	451,817
Ottogi Corp.	800	497,197
S-1 Corp.	13,800	1,157,728
		2,897,993

Sri Lanka (1.14%)
Lion Brewery Ceylon PLC	472,256	1,492,795

Taiwan (6.45%)
President Chain Store Corp.	272,000	2,535,064
Taiwan FamilyMart Co., Ltd.	250,000	1,787,968
Taiwan Semiconductor Manufacturing Co., Ltd.	358,000	3,000,615
Uni-President Enterprises Corp.	487,000	1,156,784
		8,480,431

Tanzania (0.11%)
Tanzania Breweries, Ltd.	34,234	151,641

Thailand (4.04%)
Airports of Thailand PCL	263,000	564,307
Bangkok Dusit Medical Services PCL	750,000	599,060
Bumrungrad Hospital PCL	103,000	571,057
CP ALL PCL	129,000	313,156
MK Restaurants Group PCL	352,000	802,130
TOA Paint Thailand PCL	2,494,000	2,460,799
		5,310,509

Turkey (1.00%)
BIM Birlesik Magazalar AS	94,000	1,308,334

United Arab Emirates (3.61%)
Aramex PJSC	3,253,000	4,206,675
DP World PLC	26,720	534,400
		4,741,075

See Notes to Financial Statements.

12	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Portfolio of Investments

April 30, 2019

	Shares	Value (Note 2)
United States (2.38%)
Kansas City Southern	9,125	$1,123,652
Starbucks Corp.	25,800	2,004,144
		3,127,796

Uruguay (0.41%)
Arcos Dorados Holdings, Inc., Class A	77,600	541,648

Vietnam (6.41%)
Saigon Beer Alcohol Beverage Corp.	249,320	2,560,917
Vietnam Dairy Products JSC	447,192	2,492,561
Vincom Retail JSC	2,181,185	3,371,880
		8,425,358

TOTAL COMMON STOCKS
(Cost $117,584,549)		128,258,527

TOTAL INVESTMENTS (97.61%)
(Cost $117,584,549)		$128,258,527

Other Assets In Excess Of Liabilities (2.39%)		3,136,214

NET ASSETS (100.00%)		$131,394,741
(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2019, these securities had a total aggregate market value of $2,170,156 representing 1.65% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of April 30, 2019, the aggregate market value of those securities was $2,170,156, representing 1.65% of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2019	13

Rondure Overseas Fund	Portfolio of Investments

April 30, 2019

	Shares	Value (Note 2)
COMMON STOCKS (99.71%)
Australia (6.99%)
Coca-Cola Amatil, Ltd.	77,100	$478,295
Domino’s Pizza Enterprises, Ltd.	3,059	92,727
REA Group, Ltd.	5,946	334,911
SEEK, Ltd.	10,000	128,371
Sydney Airport	50,600	271,809
Treasury Wine Estates, Ltd.	23,500	284,941
		1,591,054

Austria (1.05%)
Mayr Melnhof Karton AG	1,850	239,450

Belgium (0.25%)
Lotus Bakeries NV	22	57,740

Britain (12.61%)
Abcam PLC	12,000	203,894
Compass Group PLC	4,696	106,734
Diageo PLC	6,500	274,072
Diploma PLC	3,200	66,765
Domino’s Pizza Group PLC	36,100	125,924
Intertek Group PLC	2,400	167,434
J D Wetherspoon PLC	13,488	240,609
Rightmove PLC	19,800	139,579
St. James’s Place PLC	15,900	232,527
Unilever NV	8,400	508,381
Victrex PLC	3,500	110,996
WH Smith PLC	10,287	274,724
Whitbread PLC	7,200	418,741
		2,870,380

Canada (5.38%)
Alimentation Couche-Tard, Inc., Class B	10,000	589,610
Dollarama, Inc.	2,100	63,077
Lululemon Athletica, Inc.(a)	2,575	454,101
Ritchie Bros Auctioneers, Inc.	3,400	118,316
		1,225,104

Denmark (1.35%)
Novo Nordisk A/S, Class B	1,301	63,620
Novozymes A/S, Class B	1,488	69,345
	Shares	Value (Note 2)
Denmark (continued)
Royal Unibrew A/S	2,440	$174,854
		307,819

Finland (2.31%)
Kone OYJ, Class B	2,300	126,043
Olvi OYJ, Class A	10,805	400,530
		526,573

France (9.49%)
Danone SA	4,800	388,056
EssilorLuxottica SA	900	109,524
Laurent-Perrier	550	58,234
L’Oreal SA	1,300	357,376
LVMH Moet Hennessy Louis Vuitton SE	700	274,046
Pernod Ricard SA	2,900	505,298
Remy Cointreau SA	3,000	399,738
Sodexo SA	600	68,810
		2,161,082

Germany (6.76%)
adidas AG	1,130	290,363
CTS Eventim AG & Co., KGaA	3,745	191,706
Deutsche Post AG	7,505	260,104
Puma SE	690	426,808
SAP SE	2,200	282,729
XING SE	235	87,376
		1,539,086

Hong Kong (1.90%)
Hong Kong Exchanges & Clearing, Ltd.	2,000	69,345
Vitasoy International Holdings, Ltd.	72,000	362,533
		431,878

Italy (3.66%)
Brembo SpA	5,959	78,198
Davide Campari-Milano SpA	12,759	128,580
De’ Longhi SpA	11,781	301,798
DiaSorin SpA	383	37,416
Ferrari NV	2,125	287,796
		833,788

See Notes to Financial Statements.

14	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund	Portfolio of Investments

April 30, 2019

	Shares	Value (Note 2)
Japan (29.90%)
ABC-Mart, Inc.	3,000	$186,364
Calbee, Inc.	6,800	186,795
Coca-Cola Bottlers Japan Holdings, Inc.	4,800	117,937
Cosmos Pharmaceutical Corp.	1,500	238,880
Create SD Holdings Co., Ltd.	16,500	379,784
Ezaki Glico Co., Ltd.	5,400	284,070
Kakaku.com, Inc.	6,000	122,806
Kewpie Corp.	9,900	228,048
Kirin Holdings Co., Ltd.	12,500	282,721
Kobayashi Pharmaceutical Co., Ltd.	1,800	143,166
Kusuri no Aoki Holdings Co., Ltd.	2,500	175,502
Matsumotokiyoshi Holdings Co., Ltd.	7,500	246,084
McDonald’s Holdings Co. Japan, Ltd.	1,800	83,217
MEIJI Holdings Co., Ltd.	800	62,839
MISUMI Group, Inc.	6,400	165,350
MonotaRO Co., Ltd.	10,500	241,492
Morinaga & Co., Ltd.	3,900	161,924
Oriental Land Co., Ltd.	2,500	275,371
Pigeon Corp.	5,200	220,100
Secom Co., Ltd.	4,500	377,225
Seria Co., Ltd.	6,500	192,558
Seven & i Holdings Co., Ltd.	11,200	387,996
Shimano, Inc.	700	102,365
Ship Healthcare Holdings, Inc.	6,400	262,274
SK Kaken Co., Ltd.	174	71,970
Sundrug Co., Ltd.	3,700	98,848
Suntory Beverage & Food, Ltd.	11,500	505,858
Tsuruha Holdings, Inc.	1,300	110,517
Unicharm Corp.	13,000	425,845
Yamato Holdings Co., Ltd.	21,700	469,960
		6,807,866

Netherlands (1.66%)
Euronext NV(b)(c)	5,450	378,683

New Zealand (4.66%)
Air New Zealand, Ltd.	256,002	459,092
	Shares	Value (Note 2)
New Zealand (continued)
Auckland International Airport, Ltd.	51,800	$275,740
Mainfreight, Ltd.	13,931	325,658
		1,060,490

South Korea (0.79%)
S-1 Corp.	2,150	180,371

Spain (2.19%)
Amadeus IT Group SA	6,256	497,627

Sweden (2.63%)
Axfood AB	19,844	364,090
Hexpol AB	12,500	97,398
Loomis AB, Class B	3,682	136,081
		597,569

Switzerland (3.50%)
Cie Financiere Richemont SA	3,400	248,589
Nestle SA	5,700	548,491
		797,080

Taiwan (1.15%)
President Chain Store Corp.	28,000	260,962

United States (1.48%)
Starbucks Corp.	4,325	335,966

TOTAL COMMON STOCKS
(Cost $21,450,172)		22,700,568

PREFERRED STOCKS (0.26%)
Germany (0.26%)
FUCHS PETROLUB SE	1,351	58,762

TOTAL PREFERRED STOCKS
(Cost $73,715)		58,762

TOTAL INVESTMENTS (99.97%)
(Cost $21,523,887)		$22,759,330

Other Assets In Excess Of Liabilities (0.03%)		7,774

NET ASSETS (100.00%)		$22,767,104

See Notes to Financial Statements.

Annual Report | April 30, 2019	15

Rondure Overseas Fund	Portfolio of Investments

April 30, 2019

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2019, these securities had a total aggregate market value of $378,683 representing 1.66% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of April 30, 2019, the aggregate market value of those securities was $378,683, representing 1.66% of net assets.

See Notes to Financial Statements.

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Rondure Funds	Statements of Assets and Liabilities

April 30, 2019

	Rondure New World Fund	Rondure Overseas Fund
ASSETS
Investments, at value (Cost - see below)	$128,258,527	$22,759,330
Foreign cash, at value (Cost $286,725 and $11,757, respectively)	283,798	11,765
Cash	2,998,611	–
Dividends and interest receivable	257,244	55,422
Receivable for investments sold	–	312,127
Receivable for fund shares subscribed	33,248	–
Receivable due from advisor	50,925	20,083
Prepaid and other assets	22,109	19,360
Total assets	131,904,462	23,178,087

LIABILITIES
Payable to custodian	–	334,880
Payable for investments purchased	249,246	–
Foreign capital gains tax	36,450	–
Payable for fund shares redeemed	4,639	8,921
Advisory fees payable	90,451	13,260
Administration fees payable	26,807	16,112
Custodian fees payable	30,862	3,103
Payable for professional fees	27,206	23,143
Payable for trustee fees and expenses	2,305	422
Payable for chief compliance officer fee	2,015	369
Payable for principal financial officer fees	704	129
Distribution and service fees payable - Investor Class	4,217	832
Payable for transfer agency fees	26,545	8,167
Accrued expenses and other liabilities	8,274	1,645
Total liabilities	509,721	410,983
NET ASSETS	$131,394,741	$22,767,104

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$128,729,447	$22,214,055
Total distributable earnings	2,665,294	553,049
NET ASSETS	$131,394,741	$22,767,104

INVESTMENTS, AT COST	$117,584,549	$21,523,887

PRICING OF SHARES
Institutional Class
Net Assets	$110,799,810	$18,844,630
Net Asset Value, offering and redemption price per share	$10.80	$11.11
Shares of beneficial interest outstanding	10,261,158	1,696,722
Investor Class
Net Assets	$20,594,931	$3,922,474
Net Asset Value, offering and redemption price per share	$10.78	$11.12
Shares of beneficial interest outstanding	1,910,359	352,898

See Notes to Financial Statements.

Annual Report | April 30, 2019	17

Rondure Funds	Statements of Operations

For the Year Ended April 30, 2019

	Rondure New World Fund	Rondure Overseas Fund
INVESTMENT INCOME
Dividends	$2,530,370	$435,871
Foreign taxes withheld	(221,539)	(48,065)
Other Income	86,595	37,951
Total investment income	2,395,426	425,757
EXPENSES
Investment advisor fees (Note 6)	1,029,537	164,816
Administrative fees	234,650	76,337
Distribution and service fees - Investor Class	54,668	11,410
Transfer agent fees	176,079	63,528
Professional fees	45,027	28,154
Printing fees	18,874	2,995
Registration fees	43,829	31,635
Custodian fees	178,008	26,652
Trustee fees and expenses	4,072	814
Chief compliance officer fees	26,029	5,082
Principal financial officer fees	8,366	1,634
Offering costs	226	181
Other expenses	16,145	6,492
Total expenses	1,835,510	419,730
Less fees waived/reimbursed by investment advisor (Note 6)	(448,341)	(208,118)
Total net expenses	1,387,169	211,612
NET INVESTMENT INCOME	1,008,257	214,145

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(7,901,131)	(712,009)
Net realized gain/(loss) on foreign currency transactions	(65,835)	497
Net realized loss	(7,966,966)	(711,512)
Net change in unrealized appreciation/(depreciation) on investments (net of change in foreign capital gains tax of ($48,748) and $0, respectively)	2,661,967	(31,124)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(1,776)	870
Net change in unrealized appreciation/(depreciation)	2,660,191	(30,254)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(5,306,775)	(741,766)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,298,518)	$(527,621)

See Notes to Financial Statements.

18	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Statement of Changes in Net Assets

	For the Year Ended April 30, 2019	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
OPERATIONS
Net investment income	$1,008,257	$342,001
Net realized loss	(7,966,966)	(280,302)
Net change in unrealized appreciation	2,660,191	7,974,392
Net increase/(decrease) in net assets resulting from operations	(4,298,518)	8,036,091
TOTAL DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)(a)
From distributable earnings
Institutional Class	(805,429)	(195,933)
Investor Class	(134,438)	(20,535)
Net decrease in net assets from distributions	(939,867)	(216,468)
CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	45,561,068	98,740,607
Distributions reinvested	775,462	185,431
Cost of shares redeemed	(32,437,400)	(4,530,207)
Redemption fees	2,181	6,598
Net increase from capital shares transactions	13,901,311	94,402,429
Investor Class
Proceeds from sales of shares	10,226,719	25,295,273
Distributions reinvested	133,941	20,535
Cost of shares redeemed	(12,623,048)	(2,546,642)
Redemption fees	1,142	1,843
Net increase/(decrease) from capital shares transactions	(2,261,246)	22,771,009
Net increase in net assets	6,401,680	124,993,061

NET ASSETS
Beginning of period	124,993,061	–
End of period	$131,394,741	$124,993,061 (b)

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	4,483,691	9,350,867
Issued to shareholders in reinvestment of distributions	81,115	16,542
Redeemed	(3,256,312)	(414,745)
Net increase in share transactions	1,308,494	8,952,664
Investor Class
Issued	1,005,992	2,383,360
Issued to shareholders in reinvestment of distributions	14,025	1,832
Redeemed	(1,265,236)	(229,614)
Net increase/(decrease) in share transactions	(245,219)	2,155,578

(a)	For the prior period ended April 30, 2018, Total Distributions consisted of Net Investment Income of $204,986, and Net Realized Gains of $11,482.

(b)	For the prior period ended April 30, 2018, included accumulated net investment income of $118,506.

See Notes to Financial Statements.

Annual Report | April 30, 2019	19

Rondure Overseas Fund	Statement of Changes in Net Assets

	For the Year Ended April 30, 2019	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
OPERATIONS
Net investment income	$214,145	$120,241
Net realized gain/(loss)	(711,512)	119,067
Net change in unrealized appreciation/(depreciation)	(30,254)	1,265,807
Net increase/(decrease) in net assets resulting from operations	(527,621)	1,505,115
TOTAL DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)(a)
From distributable earnings
Institutional Class	(239,395)	(140,954)
Investor Class	(49,787)	(25,519)
Net decrease in net assets from distributions	(289,182)	(166,473)
CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	8,892,000	14,305,962
Distributions reinvested	229,107	139,017
Cost of shares redeemed	(3,918,374)	(1,341,389)
Redemption fees	1,619	2,060
Net increase from capital shares transactions	5,204,352	13,105,650
Investor Class
Proceeds from sales of shares	1,539,008	5,925,966
Distributions reinvested	49,575	25,519
Cost of shares redeemed	(2,683,077)	(924,780)
Redemption fees	1,670	1,382
Net increase/(decrease) from capital shares transactions	(1,092,824)	5,028,087
Net increase in net assets	3,294,725	19,472,379

NET ASSETS
Beginning of period	19,472,379	–
End of period	$22,767,104	$19,472,379 (b)

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	787,230	1,355,282
Issued to shareholders in reinvestment of distributions	22,528	12,162
Redeemed	(359,383)	(121,097)
Net increase in share transactions	450,375	1,246,347
Investor Class
Issued	139,570	531,797
Issued to shareholders in reinvestment of distributions	4,865	2,227
Redeemed	(243,574)	(81,987)
Net increase/(decrease) in share transactions	(99,139)	452,037

(a)	For the prior period ended April 30, 2018, Total Distributions consisted of Net Investment Income of $49,002, and Net Realized Gains of $117,471.

(b)	For the prior period ended April 30, 2018, included accumulated net investment income of $104,048.

See Notes to Financial Statements.

20	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

Institutional Class	Year Ended April 30, 2019	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$11.25	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.09	0.05
Net realized and unrealized gain/(loss) on investments	(0.45)	1.23
Total income/(loss) from investment operations	(0.36)	1.28

DISTRIBUTIONS
From net investment income	(0.09)	(0.03)
From net realized gain on investments	–	(0.00	)(b)
Total distributions	(0.09)	(0.03)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.45)	1.25
NET ASSET VALUE, END OF PERIOD	$10.80	$11.25

TOTAL RETURN	(3.09)%	12.78	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$110,800	$100,760

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.46%	1.62	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.10%	1.10	%(d)
Net investment income	0.87%	0.43	%(d)

PORTFOLIO TURNOVER RATE	37%	13	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2019	21

Rondure New World Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

Investor Class	Year Ended April 30, 2019	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$11.24	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.07	0.03
Net realized and unrealized gain/(loss) on investments	(0.46)	1.22
Total income/(loss) from investment operations	(0.39)	1.25

DISTRIBUTIONS
From net investment income	(0.07)	(0.01)
From net realized gain on investments	–	(0.00	)(b)
Total distributions	(0.07)	(0.01)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.46)	1.24
NET ASSET VALUE, END OF PERIOD	$10.78	$11.24

TOTAL RETURN	(3.37)%	12.53	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$20,595	$24,233

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.76%	1.91	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.35%	1.35	%(d)
Net investment income	0.66%	0.24	%(d)

PORTFOLIO TURNOVER RATE	37%	13	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

22	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

Institutional Class	Year Ended April 30, 2019	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$11.46	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.10	0.10
Net realized and unrealized gain/(loss) on investments	(0.31)	1.48
Total income/(loss) from investment operations	(0.21)	1.58

DISTRIBUTIONS
From net investment income	(0.11)	(0.04)
From net realized gain on investments	(0.03)	(0.08)
Total distributions	(0.14)	(0.12)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.35)	1.46
NET ASSET VALUE, END OF PERIOD	$11.11	$11.46

TOTAL RETURN	(1.76)%	15.88	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$18,845	$14,283

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.72%	2.57	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	0.85%	0.85	%(d)
Net investment income	0.95%	0.92	%(d)

PORTFOLIO TURNOVER RATE	40%	14	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2019	23

Rondure Overseas Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

Investor Class	Year Ended April 30, 2019	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$11.48	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.08	0.09
Net realized and unrealized gain/(loss) on investments	(0.32)	1.46
Total income/(loss) from investment operations	(0.24)	1.55

DISTRIBUTIONS
From net investment income	(0.09)	–
From net realized gain on investments	(0.03)	(0.08)
Total distributions	(0.12)	(0.08)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.01

INCREASE/DECREASE IN NET ASSET VALUE	(0.36)	1.48
NET ASSET VALUE, END OF PERIOD	$11.12	$11.48

TOTAL RETURN	(1.98)%	15.63	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$3,922	$5,189

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	2.04%	2.45	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.10%	1.10	%(d)
Net investment income	0.74%	0.82	%(d)

PORTFOLIO TURNOVER RATE	40%	14	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

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Rondure Funds	Notes to Financial Statements

April 30, 2019

1.  ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2019, the Trust consists of multiple separate Portfolios or series. This annual report describes the Rondure New World Fund and the Rondure Overseas Fund (individually a “Fund” and collectively, the “Funds”). The Funds seek long-term growth of capital. The Funds offer Investor Class and Institutional Class shares.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of its financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of each Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model.

Forward currency exchange contracts have a fair value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when Rondure Global Advisors, LLC (the “Advisor”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Annual Report | April 30, 2019	25

Rondure Funds	Notes to Financial Statements

April 30, 2019

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments in the fair value hierarchy as of April 30, 2019:

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Rondure New World Fund
Common Stocks
Sri Lanka	$–	$1,492,795	$–	$1,492,795
Other*	126,765,732	–	–	126,765,732
Total	$126,765,732	$1,492,795	$–	$128,258,527

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Rondure Overseas Fund
Common Stocks*	$22,700,568	$–	$–	$22,700,568
Preferred Stocks*	58,762	–	–	58,762
Total	$22,759,330	$–	$–	$22,759,330

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

For liabilities arising from overdrafts in the custody account, the carrying amount reported as payable to custodian in the Statement of Assets and Liabilities approximates fair value due to the relatively short-term maturity of these financial instruments. As of April 30, 2019, the liability related to custody overdrafts in the Rondure Overseas Fund are based on Level 2 inputs.

For the year ended April 30, 2019, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

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Rondure Funds	Notes to Financial Statements

April 30, 2019

Cash Management Transactions: The Funds subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign Cash, at Value. As of April 30, 2019, the Funds had the following cash balances participating in the BBH CMS:

Fund
Rondure New World Fund	$2,998,611
Rondure Overseas Fund	–

As of April 30, 2019, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Rondure New World Fund	$7,964
Rondure Overseas Fund	10,337

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates are separately disclosed.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service.

The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees), are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Offering Costs: Offering costs, including costs of printing initial prospectuses, legal and registration fees, are being amortized over twelve months from the inception date of the Funds. Amounts amortized during the year ended April 30, 2019 for the Funds are shown on the Statements of Operations. All Offering costs have been fully amortized as of April 30, 2019.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

Annual Report | April 30, 2019	27

Rondure Funds	Notes to Financial Statements

April 30, 2019

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from their investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes. The Funds intend to pass through foreign tax credits to shareholders.

3.  TAX BASIS INFORMATION

Reclassifications: As of April 30, 2019, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets. The reclassifications were as follows:

Fund	Paid-in Capital	Distributable earnings
Rondure New World Fund	$–	$–
Rondure Overseas Fund	–	–

Tax Basis of Investments: As of April 30, 2019, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Rondure New World Fund	$17,538,018	$(6,864,042)	$(39,395)	$10,634,581	$117,584,551
Rondure Overseas Fund	2,315,812	(1,097,913)	110	1,218,009	21,541,431

Components of Earnings: As of April 30, 2019, components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Losses	Other Accumulated Gain/(Loss)	Net Unrealized Appreciation on Investments and Foreign Currency	Total Distributable Earnings
Rondure New World Fund	$120,325	$(8,089,612)	$–	$10,634,581	$2,665,294
Rondure Overseas Fund	91,781	(756,758)	17	1,218,009	553,049

Capital Losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made, any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carry forwards as described below.

The Funds elect to defer to the period ending April 30, 2020, capital losses recognized during the period November 1, 2018 – April 30, 2019 in the amounts of:

Fund	Capital Losses Recognized
Rondure New World Fund	$3,620,685
Rondure Overseas Fund	756,758

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Rondure New World Fund	$2,816,689	$1,652,238

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Rondure Funds	Notes to Financial Statements

April 30, 2019

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

The tax characters of distributions paid by the Funds for the year ended April 30, 2019 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Rondure New World Fund	$939,867	$–
Rondure Overseas Fund	289,182	–

The tax characters of distributions paid by the Funds for the year ended April 30, 2018 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Rondure New World Fund	$216,468	$–
Rondure Overseas Fund	166,473	–

4.  SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short term securities) during the year ended April 30, 2019 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Rondure New World Fund	$53,053,235	$42,633,764
Rondure Overseas Fund	13,288,782	8,468,831

5.  SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the share do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Shares redeemed within 60 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the year ended April 30, 2019, the redemption fees charged by the Funds are presented in the Statement of Changes in Net Assets.

6.  MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Advisor, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Advisor manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Advisor and the Trustees. Pursuant to the Advisory Agreement, (the “Advisory Agreement”), each Fund pays the Advisor an annual management fee based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ advisory fee rates.

Fund	Advisory Fee
Rondure New World Fund	0.85%
Rondure Overseas Fund	0.70%

Annual Report | April 30, 2019	29

Rondure Funds	Notes to Financial Statements

April 30, 2019

The Advisor has contractually agreed to limit certain of each Fund’s expenses (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses). The following table reflects the Funds’ expense cap.

Fund	Expense Cap	Term of Expense Limit Agreements
Rondure New World Fund
Institutional Class	1.10%	September 1, 2018 – August 31, 2019/
Investor Class	1.35%	March 23, 2017 – August 31, 2018
Rondure Overseas Fund
Institutional Class	0.85%	September 1, 2018 – August 31, 2019/
Investor Class	1.10%	March 23, 2017 – August 31, 2018

Pursuant to these agreements, the Advisor may seek reimbursement from a Fund for any previous fee waivers and expense reimbursements made by the Advisor, provided that any such reimbursements made by the Funds to the Advisor will not cause the Funds’ expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. Fees waived/reimbursed by Advisor for the year ended April 30, 2019 are disclosed in the Statements of Operations.

For the year ended April 30, 2019, the fee waivers/reimbursements and/or recoupments were as follows:

Fund	Fees Waived/Reimbursed By Adviser
Rondure New World Fund
Institutional Class	$357,945
Investor Class	90,396
Rondure Overseas Fund
Institutional Class	$165,269
Investor Class	42,849

Fund	Expires 2021	Expires 2022	Total
Rondure New World Fund
Institutional Class	$366,501	$357,945	$724,446
Investor Class	90,647	90,396	181,043
Rondure Overseas Fund
Institutional Class	$186,581	$165,269	$351,850
Investor Class	33,311	42,849	76,160

Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2019 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2019 are disclosed in the Statements of Operations.

30	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Notes to Financial Statements

April 30, 2019

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the year ended April 30, 2019 are disclosed in the Statements of Operations.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the year ended April 30, 2019 are disclosed in the Statements of Operations.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Each Fund has adopted a Distribution and Services (Rule 12b-1) Plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for its Investor Class shares. The Plan allows the Funds to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include the Distributor, other affiliates of the Advisor, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plan permits the Funds to make total payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its Investor Class shares. The expenses of the Plan are reflected as distribution and service fees in the Statements of Operations.

Trustees

The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations.

7.  INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8.  NEW ACCOUNTING PROUNOUNCEMENTS

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to US GAAP for investment companies. Effective November 4, 2018, the Funds adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Funds’ adoption of those amendments, effective with the financial statements prepared as of April 30, 2019, had no effect on the Funds’ net assets or results of operations.

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The Funds early adopted effective with the financial statements prepared as of April 30, 2019, and they had no effect on the Funds’ net assets or results of operations.

9.  SUBSEQUENT EVENT

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Annual Report | April 30, 2019	31

Report of Independent Registered

Rondure Funds	Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Rondure New World Fund and Rondure Overseas Fund (the “Funds”), two of the funds constituting the Financial Investors Trust, as of April 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for the year ended April 30, 2019 and for the period May 2, 2017 (commencement of operations) to April 30, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Rondure New World Fund and Rondure Overseas Fund of Financial Investors Trust as of April 30, 2019, and the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the year ended April 30, 2019 and for the period May 2, 2017 (commencement of operations) to April 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 25, 2019

We have served as the auditor of one or more investment companies advised by Rondure Global Advisors, LLC since 2018.

32	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Additional Information

April 30, 2019 (Unaudited)

1.  FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year within 60 days after the end of the period. Copies of the Funds’ previously filed Form N-Qs are available without charge on the SEC website at http://www.sec.gov.

2.  FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 1-855-775-3337 and (2) on the SEC’s website at http://www.sec.gov.

3.  TAX DESIGNATIONS

The Funds designate the following amounts for federal income tax purposes for the fiscal year ended April 30, 2019:

	Foreign Taxes Paid	Foreign Source Income
Rondure Overseas Fund	$40,898	$404,150
Rondure New World Fund	$184,119	$2,365,045

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2018, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
Rondure Overseas Fund	8.29%	100.00%
Rondure New World Fund	18.76%	100.00%

In early 2019, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2018 via Form 1099. The Funds will notify shareholders in early 2020 of amounts paid to them by the Funds, if any, during the calendar year 2019.

Annual Report | April 30, 2019	33

Rondure Funds	Trustees and Officers

April 30, 2019 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-775-3337.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	31	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr. Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	31	Mr. Deems is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

34	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Trustees and Officers

April 30, 2019 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	31	Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); and Clough Global Opportunities Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.

Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political

Science.

				31	None.

Annual Report | April 30, 2019	35

Rondure Funds	Trustees and Officers

April 30, 2019 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee and President^	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and ALPS Advisors, Inc. (“AAI”) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	31	Mr. Burke is a Trustee of ALPS ETF Trust (20 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

36	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Trustees and Officers

April 30, 2019 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and ALPS Series Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.
Karen S. Gilomen, 1970	Secretary	Ms. Gilomen was elected Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.	Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of Reaves Utility Income Fund and the Assistant Secretary of the WesMark Funds.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Axonic Alternative Income Fund, Boulder Growth & Income Fund, Inc., Centre Funds, Index Funds, Reality Shares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust.
Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.
Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of ALPS ETF Trust, Clough Funds Trust and Principal Real Estate Income Fund.

Annual Report | April 30, 2019	37

Rondure Funds	Trustees and Officers

April 30, 2019 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Jennifer Craig, 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Sareena Khwaja-Dixon, 1980	Assistant Secretary	Ms. Khwaja-Dixon was elected Assistant Secretary of the Trust at the December 12, 2017 meeting of the Board of Trustees.	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc., Clough Funds Trust, Clough Dividend and Income Fund, Clough Global Opportunities Fund, and Clough Global Equity Fund.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust (currently 31) and any other investment companies for which any Trustee serves as trustee for and which Rondure Global Advisors, LLC provides investment advisory services (currently none).
^	Effective June 12, 2019, Mr. Burke’s term as President of the Trust ended and Bradley J. Swenson was appointed President of the Trust.

38	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Privacy Policy

April 30, 2019 (Unaudited)

Who We Are
Who is providing this notice?	Rondure New World Fund, and Rondure Overseas Fund.
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you
● open an account
● provide account information or give us your contact information
● make a wire transfer or deposit money
Why can't I limit all sharing?	Federal law gives you the right to limit only
● sharing for affiliates’ everyday business purposes-information about your creditworthiness
● affiliates from using your information to market to you
● sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
● The Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
● The Funds does not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report | April 30, 2019	39

Rondure Funds	Privacy Policy

April 30, 2019 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and account transactions

●    Account balances and transaction history

●    Wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

40	1.855.775.3337 | www.rondureglobal.com

Contact Us

Mail:	Rondure Funds, P.O. Box 13664, Denver, CO 80201	E-Mail:	rondureglobal@alpsinc.com
Phone:	1.855.775.3337	Web:	www.rondureglobal.com

SEAFARER FUNDS

ANNUAL REPORT

April 30, 2019

Seafarer Overseas Growth and Income Fund

Investor Class SFGIX
Institutional Class SIGIX

Seafarer Overseas Value Fund

Investor Class SFVLX
Institutional Class SIVLX

Letter to Shareholders	1
Performance Review
Seafarer Overseas Growth and Income Fund	5
Seafarer Overseas Value Fund	12
Disclosure of Fund Expenses	19
Portfolio of Investments	21
Statements of Assets and Liabilities	29
Statements of Operations	30
Statements of Changes in Net Assets	32
Financial Highlights	34
Notes to Financial Statements	40
Report of Independent Registered Public Accounting Firm	51
Additional Information	52
Approval of Fund Advisory Agreement	53
Trustees and Officers	56
Privacy Policy	61

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.seafarerfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper format free of charge. If you invest through a financial intermediary (such as a broker-dealer or bank), you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.855.732.9220 to request that you continue to receive paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary or, if you are a direct investor, by logging into your Seafarer Funds account at www.seafarerfunds.com and enrolling in electronic delivery.

Seafarer Funds	Letter to Shareholders

April 30, 2019

LETTER TO SHAREHOLDERS

May 15, 2019

Dear Fellow Shareholders,

We are pleased to address you on behalf of the Seafarer Funds. This report covers the Funds’ 2018-19 fiscal year (May 1, 2018 to April 30, 2019).

Steady Amid Volatile Market Conditions

The past fiscal year was a volatile one for emerging markets. Buffeted by economic concerns, trade disputes, and a slowdown in corporate earnings, emerging market stocks corrected significantly during the course of the year. Markets have stabilized somewhat in recent months, but substantial uncertainties remain, notably as political and economic tensions between the U.S. and China have begat a so-called “trade war.”

Assets under management contracted at Seafarer Capital Partners, LLC (adviser to the Seafarer Funds) during the year. Though that decline was not without challenges, Seafarer continues to manage its finances and resources with care, and consequently the Adviser was prepared for such volatility. The Firm continues to invest in personnel and resources in order to better serve the Funds. Over the past year, Seafarer implemented new technology for investment research, trading and operations, liquidity management, information security, and digital collaboration. These systems increase our team’s efficiency, while expanding our global research, portfolio construction, risk management, and trading capabilities.

Amid the continued volatility that has characterized emerging markets, we are confident that we have assembled an experienced team at Seafarer that can face the challenges ahead. We remain dedicated to delivering an investment experience to our clients that is founded on long-term performance, low costs, transparent communications, and whenever possible, risk adjusted returns.

We are honored by the trust each shareholder has placed in us, and we will continue to work to earn that trust.

Growth and Income Fund Restructuring

During the fiscal year, Seafarer undertook a restructuring of the Seafarer Overseas Growth and Income Fund, principally by promoting Paul Espinosa and Inbok Song to Lead Portfolio Managers alongside Andrew Foster. Andrew has discussed the rationale for the restructuring in depth in preceding portfolio reviews;1 it was also addressed in a Message to Shareholders dated August 2018.2 The principal objective was to better balance the Fund’s portfolio construction, drawing on Paul and Inbok’s specialty skills to add new value-oriented and growth-oriented positions to the Fund.

The shift in the portfolio resulted in turnover that was elevated relative to preceding years: 52% for the fiscal year ended April 30, 2019. Andrew has expressed his satisfaction that the modifications to the Fund’s management structure and portfolio construction have placed the Fund’s strategy on firmer footing, though the merits of the reorganization will only be demonstrated over time. It is important to note that the restructuring did not entail changes to Seafarer’s research process or to the Fund’s investment objectives. Seafarer continues to utilize bottom-up security selection to construct a portfolio that offers a broad balance between prospective growth and current cash flow. The Fund still aims to offer exposure to the growth potential of the emerging markets along with some current income (typically dividends from common stocks), while seeking to mitigate adverse volatility in returns.

Once the restructuring was completed in November 2018, the Growth and Income Fund’s Institutional Class re-opened to new investors. As stated in a Message to Shareholders, Seafarer believes the Fund has additional capacity to accept new assets, and also believes that it is in the best interest of long-term shareholders to restore the balance between subscription and redemption activity.3

Annual Report – April 30, 2019	1

Seafarer Funds	Letter to Shareholders

April 30, 2019

For those shareholders who have persevered in your investment with the Fund through the portfolio restructuring, we thank you for your patience and trust.

Value Fund Approaches its Three-Year Anniversary

The Seafarer Overseas Value Fund was launched on May 31, 2016 under the management of Paul Espinosa. In the white paper On Value in the Emerging Markets, Paul posited that the value opportunity in the emerging markets is both large and compelling. He identified seven distinct sources of value in emerging markets that may give rise to viable opportunities for long-term, value-oriented investments.4

The Value Fund aims to exploit certain long-term structural changes in the developing world – changes that we believe will force various companies to realize a portion of the value that is embedded in their balance sheets. The strategy is founded on the premise that some shares have been overlooked because markets favor rapid growth prospects over balance sheet analysis.

As we approach the three-year anniversary of the Value Fund, we note that the market environment of the past three years has been exceptionally favorable to growth stocks and correspondingly difficult for value investors of all types. Nonetheless, we believe Paul has selected unique and compelling value opportunities for the Fund. The Fund’s performance has displayed little correlation with the overall market, reflecting Paul’s distinctive approach to bottom-up stock picking. We look forward to the continued development of the Value Fund.

Emerging Markets Insights

Shortly after Seafarer was founded, Andrew Foster wrote a brief essay on the Firm’s goals.5 In that essay, he noted that our abiding goal as an investment adviser is to deliver superior long-term performance to our clients. However, he also noted three ancillary objectives: to increase the transparency associated with investment in developing countries; to mitigate a portion of the volatility that is inherent to the emerging markets; and to deliver lower costs to our clients, over time and with scale. We continue to work toward these three objectives, and we are pleased to provide an update on progress with respect to the first ancillary goal.

At Seafarer we aim to increase the transparency associated with investment in developing countries by producing high-quality research on the emerging markets and communicating it to our clients with candor and clarity. During the past year, we released two whitepapers: China’s Tech Rush: How the Country’s Strategic Technology Campaign is Shaping Markets6 and The Evolution of China’s Bond Market.7 We also launched a new blog, Prevailing Winds, which tracks the economic and financial developments shaping China.8 Our investment team shared insights from research trips in “Field Notes” from cities such as Seoul, Tbilisi, São Paulo, Mexico City, and Manila.9 Two other communications are worth noting. In testimony to the U.S.-China Economic and Security Review Commission, Nicholas Borst, Director of China Research, described the array of challenges facing the Chinese economy and the structural reforms that would help China achieve sustainable economic growth.10 And in a video commentary, two members of our trading team discussed how China’s Stock Connect program is changing the way foreign investors access the A-share market.11

Our research team is pursuing several new areas of inquiry that we will share with you in the future. Current research topics include the evolution of the emerging market index and the reform and opening of China’s capital markets. As always, we welcome inquiries from shareholders on these and other topics of interest. Please send your questions and comments to contact@seafarerfunds.com.

Expansion of Seafarer’s Team

As noted above, Seafarer continues to invest in its personnel. In early 2019, Tommy Held joined the Firm as the Communications Manager. Prior to joining Seafarer, Tommy researched Asian financial and

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Seafarer Funds	Letter to Shareholders

April 30, 2019

economic developments at the Federal Reserve Bank of San Francisco. Previously, he worked as an organizer on political campaigns and taught English for four years in India and China.

We are pleased to welcome Tommy to Seafarer. Tommy works with the investment team to organize and disseminate its market commentaries and Fund-related communications. At Seafarer we don’t employ a large marketing team or a team of writers. We are committed to delivering insights directly from the individuals who manage your money. We believe that we enhance the quality and substance of our communications by facilitating direct reports from our investment personnel to our clients.

Expense Ratios and Economies of Scale

As described in the Letter to Shareholders as of April 30, 2017, Seafarer has committed to reduce expenses for the Funds, particularly as time and scale afford greater efficiency.12

The scale of the Growth and Income Fund declined during the 2018-19 fiscal year, as noted above; this in turn reversed some of the economies of scale that the Fund enjoyed in the prior year. The operating expense ratios for the fiscal year increased to 0.90% and 0.99% for the Institutional and Investor classes, respectively. For reference, the expense ratios were 0.87% and 0.97% for the respective classes during the preceding fiscal year.13

If the Growth and Income Fund’s assets expand in the future, we expect the Fund will realize greater economies of scale for shareholders, and the Fund’s expense ratio will likely decline in accordance with Seafarer’s long-term goals.

Compared to the Growth and Income Fund, the Value Fund’s smaller scale does not yield an equivalent degree of cost efficiency. However, Seafarer has established the same underlying expense structure for both Funds. Should the Value Fund’s assets grow over time, it is expected to achieve similar economies of scale. In the meantime, Seafarer continues to “cap” the Fund’s operating expenses via a contractual commitment, such that its net expense ratios remain 1.05% and 1.15% for the Institutional and Investor classes, respectively, through August 31, 2019.14

Thank you for entrusting us with your capital. We are honored to serve as your investment adviser in the emerging markets.

Sincerely,

Michelle Foster	Nicholas Borst
Chief Executive Officer	Vice President and Director of China Research

The Funds are subject to investment risks, including possible loss of the principal amount invested and therefore are not suitable for all investors. The Funds may not achieve their objectives. Diversification does not ensure a profit or guarantee against loss.

Information on the Seafarer website is provided for textual reference only, and is not incorporated by reference into this report.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect Seafarer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

Annual Report – April 30, 2019	3

Seafarer Funds	Letter to Shareholders

April 30, 2019

[1]	www.seafarerfunds.com/funds/ogi/portfolio-review/2018/06/Q2#outlook and
www.seafarerfunds.com/funds/ogi/portfolio-review/2018/09/Q3#allocation
[2]	www.seafarerfunds.com/message-to-shareholders/2018/08/31/
[3]	www.seafarerfunds.com/message-to-shareholders/2018/11/13/
[4]	www.seafarerfunds.com/commentary/on-value-in-the-emerging-markets/
[5]	www.seafarerfunds.com/ask-seafarer/#what-are-the-firms-goals
[6]	www.seafarerfunds.com/commentary/chinas-tech-rush/
[7]	www.seafarerfunds.com/commentary/the-evolution-of-chinas-bond-market/
[8]	www.seafarerfunds.com/prevailing-winds/
[9]	www.seafarerfunds.com/field-notes/
[10]	www.seafarerfunds.com/prevailing-winds/2019/02/china-commission-testimony/
[11]	www.seafarerfunds.com/video/2019/05/chinas-stock-connect/
[12]	www.seafarerfunds.com/letters-to-shareholders/2017/04/annual#cost-reduction
[13]	The Growth and Income Fund’s Prospectus (dated August 31, 2018) states that the Fund’s expenses are 0.87% and 0.97% for the Institutional and Investor classes, respectively.
[14]	Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver / Expense Reimbursements (inclusive of acquired fund fees and expenses, and exclusive of brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of each Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement is in effect through August 31, 2019.

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Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2019

SEAFARER OVERSEAS GROWTH AND INCOME FUND

PERFORMANCE REVIEW

May 15, 2019

This report addresses the Seafarer Overseas Growth and Income Fund’s 2018-19 fiscal year (May 1, 2018 to April 30, 2019).

During the fiscal year, the Fund returned -4.17%, while the Fund’s benchmark, the MSCI Emerging Markets Total Return Index, declined -4.68%.1 By way of broader comparison, the S&P 500 Index increased 13.49%.

From the Fund’s inception (February 15, 2012) through the end of the fiscal year (April 30, 2019), the Fund generated an annualized rate of return of 5.46%.2 The benchmark index rose at an annualized rate of 3.07% over the same period.

The Fund began the fiscal year with a net asset value (NAV) of $13.14 per share. During the ensuing twelve months, the Fund paid two distributions: $0.114 per share in June 2018 and $0.784 per share in December 2018. Those payments brought the cumulative distribution per share, as measured from the Fund’s inception to the end of the fiscal year, to $2.679. The Fund finished the fiscal year with a value of $11.61 per share.3

* * * * *

During the Fund’s fiscal year ended April 30, 2019, the benchmark index declined approximately 5%, contrary to the preceding two fiscal years which had offered positive returns. The relatively small decline for the full year period belies the tumultuous movement that occurred during the year: between May 1, 2018 (the beginning of the fiscal period) and October 31, 2018 (mid-year), the benchmark fell -16.31%. The index then staged a recovery in the second half of the fiscal period, rising 13.90% between October 31, 2018 and April 30, 2019; this recovery ensured the index cumulatively declined by “only” -4.68% for the entire 12-month period.

The Fund marginally outperformed its benchmark for the fiscal year, but it did not exhibit satisfactory performance during the sell-off that occurred during the first half (the Fund declined -15.12%, versus -16.31% for the index). This dissatisfactory performance, combined with underperformance in the preceding two fiscal years, led us to revise the management structure of the Fund. Paul Espinosa and Inbok Song were promoted from Co-Portfolio Manager positions to Co-Lead Portfolio Manager positions, and each was invited to directly manage a component of the overall portfolio. Each was asked to draw upon specialized skill sets to introduce new positions to the Fund’s portfolio, with the intent to enhance the Fund’s risk-versus-reward potential, while remaining true to its growth and income strategy. Paul was tasked with managing positions with pronounced value characteristics, and Inbok was tasked with managing positions that exhibited elevated growth potential. Their direct contributions to the Fund began in the fourth quarter of 2018, and we believe their efforts will improve the Fund’s ability to achieve its investment objectives over the long term.

Looking at the Fund’s performance, it was boosted by the contribution of several distinct positions with disparate characteristics; in other words, there were no sector or geographical trends that were obviously responsible for the Fund’s modest outperformance.

The primary positive contribution to performance during the fiscal year came from WH Group, one of Paul Espinosa’s recent contributions to the Fund. The company is a meat processor based in China, and it owns the U.S. brand Smithfield Foods. During the first half of the fiscal year, many exogenous events weighed on the market’s perception of the stock’s value: ongoing trade disputes with China; flooding due to Hurricane Florence; African Swine Flu present in China’s swine stock. However, our team believed these events would ultimately prove mostly transitory, and thus we arrived at a different assessment of the company’s value.

Annual Report – April 30, 2019	5

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2019

When WH Group was added to the portfolio in the fall, the Fund was able to acquire shares at an attractive price. In the second half of the fiscal year, the market reassessed its earlier conclusion and bid up the company’s share price to the levels prevalent before the onset of U.S.-China trade frictions. This re-valuation made the stock the top contributor to the Fund, though it was present in the portfolio for only half of the fiscal period.

The second-largest contributor was a long–held position in the Fund, Infosys – a software services company based in India. After many preceding years where pundits had wrung their hands in doubt over the company’s growth prospects and profit margins, the company proved that it could perform admirably. While revenue growth and margins deteriorated marginally (but held up far better than feared), the company’s cash-rich balance sheet allowed it to offer large buybacks and pay dividends that grew substantially faster than earnings over the past five years. As of the end of the fiscal year, the Fund retains a position in the company, but it is smaller now, as the higher stock price now reflects much of the promise we saw in the company when it was first added seven years ago.

Two Chinese A-share positions also made notable contributions to the Fund’s performance, even as both were only added to the Fund by Inbok Song in the latter half of the fiscal year.4

China International Travel Service (CITS) is a duty-free shop operator in China with a dominant market share in its industry. CITS recently reorganized its asset base, including the divestiture of an unprofitable travel agency business and the rationalization of its duty-free shop operations. These developments were discussed in advance with investors, yet the stock market reacted with positive surprise when the company executed the reorganization in a diligent and timely fashion. The company’s operations in the island province of Hainan continue to contribute to earnings, reflecting healthy domestic tourism. We believe that duty-free shop operations offer an attractive way to invest in Chinese tourism. These operations are relatively underdeveloped in China – and we see strong growth potential ahead.

Hengrui is an oncology drug manufacturer in China. In the latter part of 2018, the Chinese government tested a centralized drug procurement system. That system sought a significant industry-wide price cut, which in turn led to a bifurcation between industry leaders and followers. As an industry-leading oncology drug company, Hengrui fared better than other pharmaceutical companies under the new procurement system, leading to impressive results and share price outperformance. Stepping back a bit, one of the reasons why Hengrui delivered this result is its long-standing dedication to the oncology field. Compared to other pharmaceutical companies in China that have tried to adapt their product lines to changing market conditions, Hengrui has been dedicated to oncology from the beginning. Thus, it has deep research and development capabilities with a knowledgeable sales team. We believe that amid increasing competition, the company’s strengths will yield durable advantages. The company recently garnered approval for a new therapy (“PD-1”), and it is now one of the leaders within the advanced immune-oncology drug space in China.

Lastly, performance was also lifted by one of the Fund’s longest-held positions, Odontoprev of Brazil. The company provides dental services, delivering bundled insurance and care to corporate and retail customers alike. Like many Brazilian stocks, Odontoprev’s shares rallied in the second half of the fiscal year because of investors’ perception that the election of a new president in that country might stabilize economic conditions, and even pave the way for better macroeconomic growth. Odontoprev’s performance has not yet borne witness to any major economic improvements – growth has not accelerated discernibly – yet the company’s ability to produce steady margins, cash flow and dividends remains unique; for this reason, it has been in the Fund’s portfolio for seven years.

One long-held position weighed terribly on performance: Sun Pharmaceuticals Advanced Research Company (SPARC) of India. The company is engaged in research and development to produce new chemical entities (i.e. new pharmaceutical therapies), new delivery systems (in order to enhance the efficacy and efficiency of existing drugs), and new consumer medical equipment (notably asthma inhalers). The company spun out of a larger generic pharmaceutical firm many years ago, and it has been a long-standing constituent of the Fund’s exposure to both India and the pharmaceutical

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Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2019

industry. During that time, it has showed a great deal of promise with respect to some of the products in development.

Yet time and again, the company has made (in our view) dubious operational decisions as to how to advance its products to market, often relying too heavily on its former parent company for production. This in turn has inhibited the company’s ability to break even and produce positive cash flow. This was not an overwhelming problem so long as the company’s primary sponsor – the same individual who was the founder of the larger pharmaceutical parent company – stood ready to recapitalize SPARC from time to time. Yet his heretofore strong reputation has been cast into serious doubt, as the parent company has come under scrutiny after revelations of poor governance; this in turn has jeopardized SPARC’s future, sending the shares lower. The Fund has managed the associated risk by reducing the position size substantially, and it retained only a small residual position as of the end of the fiscal year.

The emerging market asset class was fraught with volatility and risk in the past fiscal year, with no reward. Yet conditions this year have improved, as growth has stabilized at a lower, but more sustainable level, and valuations are generally reasonable, if not outright attractive in some instances. We thank you for your patience amid such circumstances, and we thank you all the more for entrusting us with your capital. We are honored to serve as your investment adviser in the emerging markets.

Andrew Foster, Paul Espinosa, and Inbok Song

Portfolio Managers, Seafarer Overseas Growth and Income Fund

Seafarer Capital Partners, LLC

The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF.

The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ.

It is not possible to invest directly in an index.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives. Diversification does not ensure a profit or guarantee against loss.

Information on the Seafarer website is provided for textual reference only, and is not incorporated by reference into this report.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect Seafarer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

As of April 30, 2019, the Fund did not own shares in Smithfield Foods, Inc.

[1]	References to the “Fund” pertain to the Fund’s Institutional share class (ticker: SIGIX). The Investor share class (ticker: SFGIX) returned -4.36% during the fiscal year.
[2]	The Fund’s Investor share class generated an annualized rate of return of 5.33% from the Fund’s inception through the end of the fiscal year.

Annual Report – April 30, 2019	7

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2019

[3]	The Fund’s Investor share class began the fiscal year with a net asset value of $13.11 per share. The Fund paid two distributions: $0.112 per share in June 2018 and $0.784 per share in December 2018. The Fund finished the fiscal year with a value of $11.56 per share.
[4]	Chinese A-Shares are a class of securitized common stock in Chinese companies, traded exclusively on Chinese stock exchanges (i.e., Shanghai and Shenzhen), and denominated in renminbi, China’s currency. If a Seafarer Fund is invested in Chinese A-Shares, please note the following: 1) any reduction or elimination of access to A-Shares could have a material adverse effect on the ability of the Fund to achieve its investment objective; and 2) uncertainties regarding China’s laws governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the Fund, which could adversely impact Fund returns.

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Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2019

Total Returns
As of April 30, 2019	1 Year	3 Years	5 Years	Since Inception Annualized(1)	Gross Expense Ratio(2)
Investor Class (SFGIX)	-4.36%	4.74%	3.45%	5.33%	0.97%
Institutional Class (SIGIX)	-4.17%	4.88%	3.58%	5.46%	0.87%
MSCI Emerging Markets Total Return Index(3)	-4.68%	11.66%	4.42%	3.07%

All performance is in U.S. dollars with gross (pre-tax) dividends and/or distributions reinvested. The performance data quoted represents past performance and does not guarantee future results. Future returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 31, 2016, shares of the Fund redeemed or exchanged within 90 days of purchase were subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual's return. To obtain the Fund’s most recent month-end performance, visit seafarerfunds.com or call (855) 732-9220.

[1]	Inception Date: February 15, 2012.
[2]	Ratios as of Prospectus dated August 31, 2018. Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (inclusive of acquired fund fees and expenses, and exclusive of brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement is in effect through August 31, 2019.
[3]	The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Annual Report – April 30, 2019	9

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2019

Performance of a $10,000 Investment Since Inception

*	Inception Date: February 15, 2012.

The chart shown above represents historical performance of a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to April 30, 2019. All returns reflect reinvested dividends and/or distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Investor Class shares, performance for which is not reflected in the chart above. The performance of Investor Class shares may be higher or lower than the performance of the Institutional Class shares shown above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Investment Objective

The Fund seeks to provide long-term capital appreciation along with some current income. The Fund seeks to mitigate adverse volatility in returns as a secondary objective.

Strategy

The Fund invests primarily in the securities of companies located in developing countries. The Fund invests in several asset classes including dividend-paying common stocks, preferred stocks, and fixed-income securities.

The Fund seeks to offer investors a relatively stable means of participating in developing countries’ growth prospects, while attempting to mitigate adverse volatility in returns.

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Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2019

Portfolio Composition by Region	% Net Assets
East & South Asia	79.9%
Emerging Europe	4.5%
Latin America	7.7%
Middle East & Africa	4.5%
Cash & Other Assets, Less Liabilities	1.4%
Government Bond, Short-term - USD and Foreign Currency	2.0%
Total	100.0%

Portfolio Composition by Sector	% Net Assets
Communication Services	3.4%
Consumer Discretionary	20.9%
Consumer Staples	11.0%
Energy	1.4%
Financials	11.9%
Health Care	13.4%
Industrials	6.7%
Information Technology	20.8%
Materials	1.6%
Real Estate	1.5%
Utilities	4.0%
Cash & Other Assets, Less Liabilities	1.4%
Government Bond, Short-term - USD and Foreign Currency	2.0%
Total	100.0%

Top 10 Holdings	% Net Assets
Hyundai Mobis Co., Ltd.	4.4%
Samsung Electronics Co., Ltd.	4.3%
Venture Corp., Ltd.	3.8%
China Yangtze Power Co., Ltd., Class A	3.6%
Richter Gedeon Nyrt	3.3%
Odontoprev SA	3.1%
Orion Corp.	3.0%
Techtronic Industries Co., Ltd.	2.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.5%
China International Travel Service Corp., Ltd., Class A	2.4%
Total	33.1%

Total Number of Holdings	54[1]

Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Source: ALPS Fund Services, Inc.

[1]	Excludes short-term government bonds; includes medium- and long-term government bonds.

Annual Report – April 30, 2019	11

Seafarer Overseas Value Fund	Performance Review

April 30, 2019

SEAFARER OVERSEAS VALUE FUND

PERFORMANCE REVIEW

May 15, 2019

This report addresses the Seafarer Overseas Value Fund’s 2018-19 fiscal year (May 1, 2018 to April 30, 2019).

During the fiscal year, the Fund returned -1.34%, while the Fund’s benchmark, the MSCI Emerging Markets Total Return Index, declined -4.68%.1 By way of broader comparison, the S&P 500 Index increased 13.49%.

From the Fund’s inception (May 31, 2016) through the end of the fiscal year (April 30, 2019), the Fund generated an annualized rate of return of 7.54%.2 The benchmark index rose at an annualized rate of 13.48% over the same period.

The Fund began the fiscal year with a net asset value (NAV) of $11.96 per share. The Fund paid a distribution of $0.333 per share in December 2018. That payment brought the cumulative distribution per share, as measured from the Fund’s inception to the end of the fiscal year, to $0.870. The Fund finished the fiscal year with a value of $11.43 per share.3

* * * * *

This performance review examines the Value Fund in a markedly different environment than I described six months ago in the Fund’s semi-annual report. After a substantial decline of both the benchmark index and the Fund that extended through the first half of the fiscal year, both have since yielded positive returns in early 2019. Both remain in negative territory for the annual period overall, with the Fund outperforming the benchmark by roughly three percentage points.

While trade and geopolitical developments meaningfully impacted the Fund’s performance in the first half of the fiscal year, the performance of Fund holdings has proven more idiosyncratic in the second half of the year. In other words, stock-specific factors reasserted themselves in determining equity valuations as geopolitical pressures receded concurrent with progress in trade negotiations between the U.S. and China. As I note in the Value Fund’s first quarter 2019 Portfolio Review, total return has most recently been dominated by holdings emblematic of the Value strategy: stocks that lie off the beaten path of the benchmark and generate value for shareholders in ways that extend beyond growth expectations.4

A characteristic Value Strategy holding that proved to be the top contributor to performance in the fiscal year is Qatar Gas Transport (Deleveraging source of value; Seafarer’s seven sources of value,5 hereafter referenced using parenthesized italics, are defined in Figure 1). Qatar Gas Transport is an owner and operator of liquified natural gas (LNG) transport vessels. The company’s share price appreciation this year is uncharacteristic of a security that is essentially a U.S. dollar bond disguised as equity, in the sense that the underlying business is based on shipping contracts with durations exceeding 20 years. There is a growing recognition in the market that Qatar Gas Transport will expand its fleet significantly in the coming years as the country grows its natural gas output. This newfound recognition by the market appears to coincide with news flow surrounding new orders for LNG vessels placed with Korean shipbuilders. While unfortunately the Fund held the position during the surprise announcement in June of 2017 of the embargo on Qatar, it used the associated share price decline to increase its position in the stock on the view that the embargo would not apply to Qatar Gas Transport’s operations, and that the country would substitute natural gas production for the interbank market as a source of U.S. dollars, as explained in the Value Fund’s second quarter 2017 portfolio review.6,7

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Seafarer Overseas Value Fund	Performance Review

April 30, 2019

Figure 1. A Working Definition of Value

Seafarer has identified seven distinct sources of value in emerging markets that may give rise to viable opportunities for long-term, value-oriented investments.

Source: Seafarer

Another characteristic Value Strategy holding that contributed meaningfully to fiscal year performance is Asia Satellite Telecom Holdings (Deleveraging), an owner and operator of satellites for data and communication services. The market is now beginning to recognize what attracted Seafarer to the stock since the inception of the Value Fund – that the balance sheet is on a clear deleveraging path, and that the dividend will continue to rise as the company reduces debt and capital expenditure requirements subside. A unique aspect of the underlying satellite business that I expect will foment further investor interest in the stock is the relative independence of demand for satellite services from fluctuations in gross domestic product (GDP) growth expectations that world economies appear to suffer from these days.

The last notable top contributor to the Fund’s NAV appreciation for the fiscal year is WH Group (Management Change), a Chinese meat processor and owner of U.S.-based Smithfield Foods. I highlighted this stock in the performance review for the first half of the fiscal year as a detractor to the Fund’s NAV.8 The flare-up of the trade dispute between the U.S. and China, Hurricane Florence in the U.S., and African Swine Flu in China conspired to mark-down the market’s assessment of the company’s value. As was the case with Qatar Gas Transport, the Value Fund increased its holding of WH Group at lower prices after taking a different view than the market on the impact of these factors on the company’s value. Fortunately, during the second half of the fiscal year, the market reassessed its earlier conclusion and bid up the share price of WH Group to a pre-trade-dispute level, catapulting the stock into one of the top contributors to the Fund’s NAV for the full fiscal year.

In the case of WH Group, the market eventually realized that African Swine Flu would lead to a shrinkage in the supply of hogs and thus a potentially higher profit margin for the company. Similarly, it took the view that the U.S. and China would resolve the trade dispute successfully. However, what did not change from the first half of the Fund’s fiscal year to the second half is the downward shift in growth expectations for the Chinese economy. This reassessment of the growth potential for Chinese companies in general represents the common denominator among the Value Fund’s top detractors for the year.

Indeed, one of the dominant factors in the Value Fund’s fiscal year performance was the extension of price discovery related to the trade dispute between the U.S. and China – from companies directly impacted by tariffs to companies indirectly affected. Melco International Development (Breakup Value),

Annual Report – April 30, 2019	13

Seafarer Overseas Value Fund	Performance Review

April 30, 2019

a casino owner and operator, and Shangri-La (Breakup Value), a hotel owner and operator, are companies operating in China that reported incipient signs of earnings growth in recent quarters. In spite of the recent earnings momentum, and the fact that these companies do not have meaningful exports to the U.S. that could be impacted by tariffs, the stock prices of the companies declined during the year on the expectation that earnings growth would decelerate for reasons related to the broader slowdown in the Chinese economy, regardless of the outcome of trade negotiations.

A notable detractor to fiscal year Fund performance is First Pacific (Breakup Value), a conglomerate with assets in the Philippines and Indonesia. This is a case of a stock with a low valuation getting cheaper, in this instance motivated by the announcement of a third mobile operator in the Philippines. While the stock reaction following the news was understandable, the market had long expected a new mobile entrant. The Value Fund deems that the stock price of First Pacific fully captures the historical pressure on subsidiary cash flow that accrues to the parent company and ignores visible signs that point to a partial restoration of said cash flow, though with uncertain timing. Furthermore, management is taking steps to redress an historical misallocation of capital, though again, timing remains elusive.

Thank you for entrusting us with your capital. We are honored to serve as your investment adviser in the emerging markets.

Paul Espinosa

Portfolio Manager, Seafarer Overseas Value Fund

Seafarer Capital Partners, LLC

The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF.

The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ.

It is not possible to invest directly in an index.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives. Diversification does not ensure a profit or guarantee against loss.

Information on the Seafarer website is provided for textual reference only, and is not incorporated by reference into this report.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect Seafarer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

As of April 30, 2019, the Fund did not own shares in Smithfield Foods, Inc.

[1]	References to the “Fund” pertain to the Fund’s Institutional share class (ticker: SIVLX). The Investor share class (ticker: SFVLX) returned -1.50% during the fiscal year.

[2]	The Fund’s Investor share class generated an annualized rate of return of 7.41% from the Fund’s inception through the end of the fiscal year.

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Seafarer Overseas Value Fund	Performance Review

April 30, 2019

[3]	The Fund’s Investor share class began the fiscal year with a net asset value of $11.95 per share; it paid an annual distribution of $0.326 per share in December 2018; and it finished the fiscal year with a value of $11.41 per share.
[4]	This discussion in the Value Fund’s first quarter 2019 portfolio review is available at: www.seafarerfunds.com/funds/ovl/portfolio-review/2019/03/Q1#performance-overview
[5]	Additional information on Seafarer’s seven sources of value is available in the white paper On Value in the Emerging Markets (www.seafarerfunds.com/value-in-em).
[6]	An interbank market is a foreign exchange market where banks trade currencies.
[7]	This discussion in the Value Fund’s second quarter 2017 portfolio review is available at: www.seafarerfunds.com/funds/ovl/portfolio-review/2017/06/Q2#geopolitical-risk
[8]	The Value Fund’s performance review in the Semi-annual Report for the period ended October 31, 2018 is available at: www.seafarerfunds.com/reports/2018/semi-annual

Annual Report – April 30, 2019	15

Seafarer Overseas Value Fund	Performance Review

April 30, 2019

Total Returns
As of April 30, 2019	1 Year	Since Inception Annualized(1)	Net Expense Ratio(2)
Investor Class (SFVLX)	-1.50%	7.41%	1.15%
Institutional Class (SIVLX)	-1.34%	7.54%	1.05%
MSCI Emerging Markets Total Return Index(3)	-4.68%	13.48%

Gross expense ratio: 1.92% for Investor Class; 1.75% for Institutional Class.2

All performance is in U.S. dollars with gross (pre-tax) dividends and/or distributions reinvested. The performance data quoted represents past performance and does not guarantee future results. Future returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 31, 2016, shares of the Fund redeemed or exchanged within 90 days of purchase were subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual's return. To obtain the Fund’s most recent month-end performance, visit seafarerfunds.com or call (855) 732-9220.

[1]	Inception Date: May 31, 2016.
[2]	Ratios as of Prospectus dated August 31, 2018. Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (inclusive of acquired fund fees and expenses, and exclusive of brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement is in effect through August 31, 2019.
[3]

The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

16	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Performance Review

April 30, 2019

Performance of a $10,000 Investment Since Inception

*	Inception Date: May 31, 2016.

The chart shown above represents historical performance of a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to April 30, 2019. All returns reflect reinvested dividends and/or distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Investor Class shares, performance for which is not reflected in the chart above. The performance of Investor Class shares may be higher or lower than the performance of the Institutional Class shares shown above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Strategy

The Fund invests primarily in the securities of companies located in developing countries. The Fund invests in several asset classes including common stocks, preferred stocks, and fixed-income securities.

The Fund’s portfolio is comprised of securities identified through a bottom-up security selection process based on fundamental research. The Fund seeks to produce a minimum long-term rate of return by investing in securities priced at a discount to their intrinsic value.

Annual Report – April 30, 2019	17

Seafarer Overseas Value Fund	Performance Review

April 30, 2019

Portfolio Composition by Region	% Net Assets
East & South Asia	69.2%
Emerging Europe	9.9%
Latin America	6.9%
Middle East & Africa	8.1%
Cash & Other Assets, Less Liabilities	5.9%
Total	100.0%

Portfolio Composition by Sector	% Net Assets
Communication Services	5.2%
Consumer Discretionary	19.1%
Consumer Staples	22.9%
Energy	8.4%
Financials	8.5%
Health Care	3.8%
Industrials	11.2%
Information Technology	4.0%
Materials	6.4%
Real Estate	2.0%
Utilities	2.6%
Cash & Other Assets, Less Liabilities	5.9%
Total	100.0%

Top 10 Holdings	% Net Assets
WH Group, Ltd.	6.1%
Qatar Gas Transport Co., Ltd.	4.8%
Asia Satellite Telecommunications Holdings, Ltd.	4.5%
Wilmar International, Ltd.	4.2%
Samsung SDI Co., Ltd.	4.0%
Melco International Development, Ltd.	3.8%
Qualicorp Consultoria e Corretora de Seguros SA	3.8%
Xtep International Holdings, Ltd.	3.8%
PetroVietnam Technical Services Corp.	3.7%
China Resources Beer Holdings Co., Ltd.	3.5%
Total	42.2%

Total Number of Holdings	33

Holdings are subject to change, and may not reflect the current or future position of the portfolio. Source: ALPS Fund Services, Inc.

18	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Disclosure of Fund Expenses

April 30, 2019 (Unaudited)

DISCLOSURE OF FUND EXPENSES

As a shareholder of a Fund you will incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2018 and held until April 30, 2019.

Actual Expenses. For each Fund and share class, the first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. For each Fund and share class, the second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the following table are meant to highlight your ongoing costs only and do not reflect transaction costs. Therefore, for each Fund and share class, the second line of the following table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report – April 30, 2019	19

Seafarer Funds	Disclosure of Fund Expenses

April 30, 2019 (Unaudited)

	Beginning Account Value 11/01/18	Ending Account Value 04/30/19	Expense Ratio(a)	Expenses Paid During Period 11/01/18 - 04/30/19(b)

SEAFARER OVERSEAS GROWTH AND INCOME FUND
Investor Class
Actual	$1,000.00	$1,127.50	1.01%	$5.33
Hypothetical (5% return before expenses)	$1,000.00	$1,019.79	1.01%	$5.06

Institutional Class
Actual	$1,000.00	$1,129.00	0.91%	$4.80
Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	0.91%	$4.56

SEAFARER OVERSEAS VALUE FUND
Investor Class
Actual	$1,000.00	$1,102.20	1.15%	$5.99
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	1.15%	$5.76

Institutional Class
Actual	$1,000.00	$1,103.80	1.05%	$5.48
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	1.05%	$5.26

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

20	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2019

	Currency	Shares	Value
COMMON STOCKS (92.4%)
Brazil (4.7%)
Odontoprev SA	BRL	11,000,000	$47,241,845
Qualicorp Consultoria e Corretora de Seguros SA	BRL	5,600,000	24,550,254

Total Brazil			71,792,099

China / Hong Kong (34.5%)
China Yangtze Power Co., Ltd., Class A	CNY	22,000,000	55,131,021
Techtronic Industries Co., Ltd.	HKD	5,700,500	41,251,665
China International Travel Service Corp., Ltd., Class A	CNY	3,170,905	36,523,466
WH Group, Ltd.	HKD	28,100,000	33,248,313
Shenzhou International Group Holdings, Ltd.	HKD	2,260,500	30,382,989
Jiangsu Hengrui Medicine Co., Ltd., Class A	CNY	3,068,318	29,979,546
Alibaba Group Holding, Ltd., Sponsored ADR(a)	USD	142,193	26,386,755
Foshan Haitian Flavouring & Food Co., Ltd., Class A(a)	CNY	1,898,016	25,169,617
Shangri-La Asia, Ltd.	HKD	17,600,000	24,953,001
Greatview Aseptic Packaging Co., Ltd.	HKD	40,357,000	24,574,588
First Pacific Co., Ltd.	HKD	57,000,000	23,640,206
Hang Lung Properties, Ltd.	HKD	9,610,000	22,619,312
China Foods, Ltd.	HKD	56,574,000	22,177,790
Texwinca Holdings, Ltd.	HKD	54,984,000	21,867,999
Xinhua Winshare Publishing and Media Co., Ltd., Class H	HKD	27,500,000	21,124,051
Pacific Basin Shipping, Ltd.	HKD	98,000,000	20,135,235
Pico Far East Holdings, Ltd.	HKD	52,296,000	19,132,358
China Resources Beer Holdings Co., Ltd.	HKD	3,900,000	17,844,235
Xtep International Holdings, Ltd.	HKD	31,087,000	17,723,572
Hangzhou Hikvision Digital Technology Co., Ltd., Class A	CNY	3,226,605	15,691,979

Total China / Hong Kong			529,557,698

Czech Republic (1.2%)
Moneta Money Bank AS	CZK	5,507,984	17,654,806

Total Czech Republic			17,654,806

Hungary (3.3%)
Richter Gedeon Nyrt	HUF	2,565,000	50,894,058

Total Hungary			50,894,058

India (3.2%)
Container Corp. Of India, Ltd.	INR	3,281,845	23,262,663
Infosys, Ltd., Sponsored ADR	USD	1,750,000	18,830,000

Annual Report – April 30, 2019	21

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2019

	Currency	Shares	Value
India (continued)
Sun Pharma Advanced Research Co., Ltd.(a)	INR	3,129,779	$7,575,120

Total India			49,667,783

Indonesia (1.4%)
Bank Rakyat Indonesia Persero Tbk PT	IDR	70,480,000	21,669,455

Total Indonesia			21,669,455

Malaysia (1.3%)
Inari Amertron Bhd	MYR	47,909,600	20,071,915

Total Malaysia			20,071,915

Mexico (3.0%)
Bolsa Mexicana de Valores SAB de CV	MXN	15,250,000	31,388,482
Credito Real SAB de CV SOFOM ER	MXN	13,290,238	15,352,888

Total Mexico			46,741,370

Philippines (1.6%)
Ayala Corp.	PHP	1,388,885	24,091,413

Total Philippines			24,091,413

Qatar (1.4%)
Qatar Gas Transport Co., Ltd.	QAR	3,761,395	22,111,714

Total Qatar			22,111,714

Singapore (6.6%)
Venture Corp., Ltd.	SGD	4,700,000	58,943,484
Wilmar International, Ltd.	SGD	8,800,000	23,534,562
SIA Engineering Co., Ltd.	SGD	10,244,500	18,844,879

Total Singapore			101,322,925

South Africa (2.2%)
Sanlam, Ltd.	ZAR	6,250,000	33,466,153

Total South Africa			33,466,153

South Korea (18.5%)
Hyundai Mobis Co., Ltd.	KRW	335,000	66,824,221
Orion Corp./Republic of Korea	KRW	563,980	46,786,506

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Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2019

	Currency	Shares	Value
South Korea (continued)
Woongjin Coway Co., Ltd.	KRW	460,000	$34,574,327
NAVER Corp.	KRW	330,000	33,796,137
Samsung SDI Co., Ltd.	KRW	128,000	25,989,899
Koh Young Technology, Inc.	KRW	310,625	25,715,046
Dentium Co., Ltd.	KRW	358,598	21,944,794
Sindoh Co., Ltd.	KRW	420,000	18,042,872
LEENO Industrial, Inc.	KRW	215,070	10,532,504

Total South Korea			284,206,306

Taiwan (5.7%)
Taiwan Semiconductor Manufacturing Co., Ltd.	TWD	4,500,000	37,782,145
Voltronic Power Technology Corp.	TWD	1,384,500	27,330,669
ASPEED Technology, Inc.	TWD	1,085,500	22,604,822

Total Taiwan			87,717,636

Thailand (1.5%)
Bangkok Dusit Medical Services PCL, Class F	THB	29,510,000	23,578,561

Total Thailand			23,578,561

United Arab Emirates (0.9%)
National Central Cooling Co. PJSC	AED	32,609,233	14,208,691

Total United Arab Emirates			14,208,691

Vietnam (1.4%)
Bao Viet Holdings	VND	4,206,880	16,088,748
PetroVietnam Gas JSC	VND	1,200,060	5,857,570

Total Vietnam			21,946,318

TOTAL COMMON STOCKS
(Cost $1,402,084,674)			1,420,698,901

PREFERRED STOCKS (4.3%)
South Korea (4.3%)
Samsung Electronics Co., Ltd.	KRW	2,050,000	65,397,499

Total South Korea			65,397,499

TOTAL PREFERRED STOCKS
(Cost $45,921,617)			65,397,499

Annual Report – April 30, 2019	23

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2019

	Currency	Rate	Maturity Date	Principal Amount	Value
GOVERNMENT BOND, SHORT-TERM - USD AND FOREIGN CURRENCY (1.9%)
Colombia (0.3%)
Colombia Government International Bond	USD	11.75%	02/25/20	4,000,000	$4,304,040

Total Colombia					4,304,040

India (0.1%)
Export-Import Bank of India	USD	2.75%	08/12/20	1,500,000	1,493,207

Total India					1,493,207

Latvia (0.2%)
Republic of Latvia Government International Bond, Series REGS	USD	2.75%	01/12/20	4,000,000	3,999,040

Total Latvia					3,999,040

Lithuania (0.3%)
Lithuania Government International Bond, Series REGS	USD	7.38%	02/11/20	4,000,000	4,143,328

Total Lithuania					4,143,328

Poland (0.3%)
Republic of Poland Government International Bond	USD	6.38%	07/15/19	4,000,000	4,032,880

Total Poland					4,032,880

South Africa (0.2%)
Republic of South Africa Government International Bond	USD	6.88%	05/27/19	4,000,000	4,013,880

Total South Africa					4,013,880

South Korea (0.5%)
The Korea Development Bank	USD	1.38%	09/12/19	4,000,000	3,982,382

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Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2019

	Currency	Rate	Maturity Date	Principal Amount	Value
South Korea (continued)
Korea Development Bank	USD	2.25%	05/18/20	4,000,000	$3,983,204

Total South Korea					7,965,586

TOTAL GOVERNMENT BOND, SHORT-TERM -USD AND FOREIGN CURRENCY
(Cost $29,959,876)					29,951,961

TOTAL INVESTMENTS
(Cost $1,477,966,167) (98.6%)					$1,516,048,361

Cash and Other Assets, Less Liabilities (1.4%)					21,514,654
NET ASSETS (100.0%)					$1,537,563,015

Principal Amount is stated in local currency unless otherwise noted.

(a)	Non-income producing security.

Currency Abbreviations
AED	-	United Arab Emirates Dirham
BRL	-	Brazil Real
CNY	-	China Yuan
CZK	-	Czech Koruna
HKD	-	Hong Kong Dollar
HUF	-	Hungary Forint
IDR	-	Indonesia Rupiah
INR	-	India Rupee
KRW	-	South Korea Won
MXN	-	Mexico Peso
MYR	-	Malaysia Ringgit
PHP	-	Philippine Peso
QAR	-	Qatar Riyal
SGD	-	Singapore Dollar
THB	-	Thailand Baht
TWD	-	Taiwan New Dollar
USD	-	United States Dollar
VND	-	Vietnam Dong
ZAR	-	South Africa Rand

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2019	25

Seafarer Overseas Value Fund	Portfolio of Investments

April 30, 2019

	Currency	Shares	Value
COMMON STOCKS (94.1%)
Brazil (3.8%)
Qualicorp Consultoria e Corretora de Seguros SA	BRL	251,000	$1,100,377

Total Brazil			1,100,377

China / Hong Kong (45.5%)
WH Group, Ltd.	HKD	1,498,000	1,772,454
Asia Satellite Telecommunications Holdings, Ltd.	HKD	1,540,000	1,311,340
Melco International Development, Ltd.	HKD	455,000	1,118,075
Xtep International Holdings, Ltd.	HKD	1,924,000	1,096,927
China Resources Beer Holdings Co., Ltd.	HKD	224,000	1,024,900
First Pacific Co., Ltd.	HKD	2,430,000	1,007,819
AMVIG Holdings, Ltd.	HKD	3,754,000	909,213
Shangri-La Asia, Ltd.	HKD	626,000	887,533
China Yangtze Power Co., Ltd., Class A	CNY	301,990	756,774
China Foods, Ltd.	HKD	1,920,000	752,667
Texwinca Holdings, Ltd.	HKD	1,470,000	584,642
Hang Lung Properties, Ltd.	HKD	247,000	581,370
Pacific Basin Shipping, Ltd.	HKD	2,599,000	533,995
Giordano International, Ltd.	HKD	958,000	455,829
Greatview Aseptic Packaging Co., Ltd.	HKD	520,000	316,644
Pico Far East Holdings, Ltd.	HKD	538,000	196,826

Total China / Hong Kong			13,307,008

Czech Republic (5.7%)
PFNonwovens SA(a)	CZK	19,000	627,829
Moneta Money Bank AS	CZK	172,914	554,243
Philip Morris CR AS	CZK	800	480,248

Total Czech Republic			1,662,320

Mexico (3.1%)
Credito Real SAB de CV SOFOM ER	MXN	789,609	912,157

Total Mexico			912,157

Philippines (2.3%)
Del Monte Pacific, Ltd.(a)	SGD	6,600,000	659,951

Total Philippines			659,951

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Seafarer Overseas Value Fund	Portfolio of Investments

April 30, 2019

	Currency	Shares	Value
Qatar (4.8%)
Qatar Gas Transport Co., Ltd.	QAR	237,000	$1,393,227

Total Qatar			1,393,227

Russia (4.3%)
Cherkizovo Group PJSC	RUB	30,000	765,124
Global Ports Investments PLC, GDR(a)	USD	197,000	476,740

Total Russia			1,241,864

Singapore (11.3%)
Wilmar International, Ltd.	SGD	456,000	1,219,518
Genting Singapore, Ltd.	SGD	1,119,000	811,407
HRnetgroup, Ltd.	SGD	1,350,000	779,528
SIA Engineering Co., Ltd.	SGD	273,000	502,187

Total Singapore			3,312,640

South Korea (4.0%)
Samsung SDI Co., Ltd.	KRW	5,800	1,177,667

Total South Korea			1,177,667

United Arab Emirates (3.4%)
National Central Cooling Co. PJSC	AED	2,252,000	981,255

Total United Arab Emirates			981,255

Vietnam (5.9%)
PetroVietnam Technical Services Corp.	VND	1,063,780	1,068,618
Petrovietnam Fertilizer & Chemicals JSC	VND	842,000	651,619

Total Vietnam			1,720,237

TOTAL COMMON STOCKS
(Cost $27,396,737)			27,468,703

TOTAL INVESTMENTS
(Cost $27,396,737) (94.1%)			$27,468,703

Cash and Other Assets, Less Liabilities (5.9%)			1,707,381
NET ASSETS (100.0%)			$29,176,084

(a)	Non-income producing security.

Annual Report – April 30, 2019	27

Seafarer Overseas Value Fund	Portfolio of Investments

April 30, 2019

Currency Abbreviations
AED	-	United Arab Emirates Dirham
BRL	-	Brazil Real
CNY	-	China Yuan
CZK	-	Czech Koruna
HKD	-	Hong Kong Dollar
KRW	-	South Korea Won
MXN	-	Mexico Peso
QAR	-	Qatar Riyal
RUB	-	Russia Ruble
SGD	-	Singapore Dollar
USD	-	United States Dollar
VND	-	Vietnam Dong

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See accompanying Notes to Financial Statements.

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Seafarer Funds	Statements of Assets and Liabilities

April 30, 2019

	Seafarer Overseas Growth and Income Fund	Seafarer Overseas Value Fund
ASSETS:
Investments, at value	$1,516,048,361	$27,468,703
Cash	17,800,250	1,626,840
Foreign currency, at value (Cost $2,377,096 and $28,473)	2,368,474	28,373
Receivable for investments sold	991,671	–
Receivable for shares sold	1,278,983	100
Interest and dividends receivable	4,051,080	142,216
Prepaid expenses and other assets	21,903	95
Total Assets	1,542,560,722	29,266,327
LIABILITIES:
Payable for investments purchased	1,012,900	29,338
Administrative fees payable	85,042	7,352
Shareholder service plan fees payable	190,057	3,229
Payable for shares redeemed	2,369,414	–
Investment advisory fees payable	951,089	2,778
Payable for chief compliance officer fees	3,759	3,759
Trustee fees and expenses payable	27,507	508
Payable for principal financial officer fees	833	833
Audit and tax fees payable	25,129	20,665
Accrued expenses and other liabilities	331,977	21,781
Total Liabilities	4,997,707	90,243
NET ASSETS	$1,537,563,015	$29,176,084
NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$1,555,737,528	$29,320,728
Total distributable earnings	(18,174,513)	(144,644)
NET ASSETS	$1,537,563,015	$29,176,084
INVESTMENTS, AT COST	$1,477,966,167	$27,396,737
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$11.56	$11.41
Net Assets	$233,072,005	$326,758
Shares of beneficial interest outstanding	20,163,090	28,626
Institutional Class:
Net Asset Value, offering and redemption price per share	$11.61	$11.43
Net Assets	$1,304,491,010	$28,849,326
Shares of beneficial interest outstanding	112,374,647	2,524,748

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2019	29

Seafarer Funds	Statements of Operations

Year Ended April 30, 2019

	Seafarer Overseas Growth and Income Fund	Seafarer Overseas Value Fund
INVESTMENT INCOME:
Dividends	$70,457,879	$1,006,609
Foreign taxes withheld	(6,743,189)	(34,426)
Interest and other income	4,258,793	36,664
Total investment income	67,973,483	1,008,847

EXPENSES:
Investment advisory fees (Note 6)	14,496,465	201,653
Administrative and transfer agency fees	630,009	54,135
Trustee fees and expenses	60,573	991
Registration/filing fees	48,865	32,958
Shareholder service plan fees
Investor Class	520,588	–
Institutional Class	742,724	8,829
Recoupment of previously waived fees
Investor Class	–	28
Institutional Class	–	–
Legal fees	17,948	243
Audit fees	48,846	23,127
Reports to shareholders and printing fees	84,260	1,901
Custody fees	1,201,593	48,162
Chief compliance officer fees	22,230	22,230
Principal financial officer fees	5,000	5,000
Miscellaneous	36,172	3,574
Total expenses	17,915,273	402,831
Less fees waived/reimbursed by investment adviser (Note 6)
Investor Class	–	(897)
Institutional Class	–	(115,259)
Total net expenses	17,915,273	286,675
NET INVESTMENT INCOME:	50,058,210	722,172
Net realized loss on investments	(75,278,751)	(42,343)
Net realized loss on foreign currency transactions	(3,096,478)	(2,446)
Net realized loss	(78,375,229)	(44,789)
Net change in unrealized depreciation on investments	(157,863,239)	(1,126,918)
Net change in unrealized appreciation on translation of assets and liabilities in foreign currency transactions	93,045	11
Net unrealized depreciation	(157,770,194)	(1,126,907)

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Seafarer Funds	Statements of Operations

Year Ended April 30, 2019

	Seafarer Overseas Growth and Income Fund	Seafarer Overseas Value Fund
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS	(236,145,423)	(1,171,696)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(186,087,213)	$(449,524)

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2019	31

Seafarer Overseas Growth and Income Fund Statements of Changes in Net Assets

	Year Ended April 30, 2019	Year Ended April 30, 2018
OPERATIONS:
Net investment income	$50,058,210	$60,023,167
Net realized gain/(loss)	(78,375,229)	155,796,309
Net change in unrealized depreciation	(157,770,194)	(13,047,581)
Net increase/(decrease) in net assets resulting from operations	(186,087,213)	202,771,895
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):(a)
Total amount of distribution
Investor Class	$(24,164,869)	$(28,418,560)
Institutional Class	(109,435,374)	(58,868,307)
Net decrease in net assets from distributions	(133,600,243)	(87,286,867)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Shares sold
Investor Class	$44,452,361	$153,357,729
Institutional Class	774,931,703	781,843,936
Dividends reinvested
Investor Class	23,834,890	27,962,467
Institutional Class	94,069,305	47,081,170
Shares Redeemed
Investor Class	(652,824,161)	(209,017,564)
Institutional Class	(1,455,504,946)	(266,115,267)
Net increase/(decrease) in net assets derived from beneficial interest transactions	(1,171,040,848)	535,112,471
Net increase/(decrease) in net assets	$(1,490,728,304)	$650,597,499
NET ASSETS:
Beginning of period	$3,028,291,319	$2,377,693,820
End of period	$1,537,563,015	$3,028,291,319 (b)
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	3,794,490	11,678,351
Distributions reinvested	2,179,970	2,137,427
Redeemed	(54,038,510)	(15,740,189)
Net decrease in shares outstanding	(48,064,050)	(1,924,411)
Institutional Class
Sold	65,086,770	59,053,386
Distributions reinvested	8,768,097	3,579,963
Redeemed	(123,834,889)	(19,939,574)
Net increase/(decrease) in shares outstanding	(49,980,022)	42,693,775

(a)	For the year ended April 30, 2018, the Seafarer Overseas Growth and Income Fund had Total Distributions consisting of Net Investment Income of $80,952,386, and Net Realized Gains of $6,334,481.

(b)	For the year ended April 30, 2018, Net Assets included Accumulated Undistributed Net Investment Loss of $19,844,339.

See accompanying Notes to Financial Statements.

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Seafarer Overseas Value Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2019	Year Ended April 30, 2018
OPERATIONS:
Net investment income	$722,172	$512,088
Net realized gain/(loss)	(44,789)	79,423
Net change in unrealized appreciation/(depreciation)	(1,126,907)	423,350
Net increase/(decrease) in net assets resulting from operations	(449,524)	1,014,861
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):(a)
Total amount of distribution
Investor Class	$(8,420)	$(10,736)
Institutional Class	(806,121)	(637,490)
Net decrease in net assets from distributions	(814,541)	(648,226)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Shares sold
Investor Class	$36,125	$117,980
Institutional Class	11,105,956	16,887,311
Dividends reinvested
Investor Class	8,124	10,352
Institutional Class	777,710	624,682
Shares Redeemed
Investor Class	(17,747)	(113,172)
Institutional Class	(7,072,100)	(2,417,257)
Net increase in net assets derived from beneficial interest transactions	4,838,068	15,109,896
Net increase in net assets	$3,574,003	$15,476,531
NET ASSETS:
Beginning of period	$25,602,081	$10,125,550
End of period	$29,176,084	$25,602,081 (b)
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	3,312	9,613
Distributions reinvested	789	878
Redeemed	(1,530)	(9,212)
Net increase in shares outstanding	2,571	1,279
Institutional Class
Sold	1,003,072	1,388,144
Distributions reinvested	75,506	52,984
Redeemed	(668,216)	(199,202)
Net increase in shares outstanding	410,362	1,241,926

(a)	For the year ended April 30, 2018, the Seafarer Overseas Value Fund had Total Distributions consisting of Net Investment Income of $648,226, and Net Realized Gains of $0.

(b)	For the year ended April 30, 2018, Net Assets included Accumulated Undistributed Net Investment Loss of $121,252.

See accompanying Notes to Financial Statements

Annual Report – April 30, 2019	33

Financial Highlights

For a share outstanding through the years presented

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations
LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
REDEMPTION FEES ADDED TO PAID IN CAPITAL
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD
TOTAL RETURN(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE

(a)	Calculated using the average shares method.

(b)	Less than $0.005 per share.

(c)	In preparing the financial statements in accordance with U.S. GAAP, management made certain adjustments as required by U.S. GAAP which caused the net asset value for purposes of these financial statements to differ from the net asset value used to process shareholder transactions as of the date of these financial statements. As a result, the net asset value increased from $12.50 to $12.51.

(d)	In some periods, total returns would have been lower had certain expenses not been waived during the periods. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return decreased from 8.12% to 8.03%.
(f)	Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return increased from 11.13% to 11.22%.

(g)	Effective September 1, 2015, the Adviser agreed to limit expenses to 1.15%. The Adviser agreed to limit expenses to 1.25% for the period September 1, 2014 through August 31, 2015. Prior to September 1, 2014, the Adviser agreed to limit expenses to 1.40%. (See Note 6.)

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Seafarer Overseas Growth and Income Fund

Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015
$13.11	$12.51		$11.44		$12.64		$11.58

0.36	0.28		0.22		0.16		0.14
(1.02)	0.72		1.04		(1.23)		1.26
(0.66)	1.00		1.26		(1.07)		1.40
(0.01)	(0.37)		(0.19)		(0.11)		(0.19)
(0.88)	(0.03)		–		(0.02)		(0.15)
(0.89)	(0.40)		(0.19)		(0.13)		(0.34)
–	–		0.00	(b)	0.00	(b)	0.00	(b)
(1.55)	0.60		1.07		(1.20)		1.06
$11.56	$13.11		$12.51	(c)	$11.44		$12.64
(4.36%)	8.03	%(e)	11.22	%(f)	(8.39%)		12.55%

$233,072	$894,241		$877,384		$613,795		$53,543
0.99%	0.97%		1.02%		1.14%		1.30%
0.99%	0.97%		1.02%		1.14	%(g)	1.30	%(g)
3.02%	2.12%		1.88%		1.50%		1.19%
52%	23%		14%		7%		28%

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2019	35

Financial Highlights

For a share outstanding through the years presented

Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations
LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
REDEMPTION FEES ADDED TO PAID IN CAPITAL
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD
TOTAL RETURN(c)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE

(a)	Calculated using the average shares method.

(b)	Less than $0.005 per share.

(c)	In some periods, total returns would have been lower had certain expenses not been waived during the periods. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Effective September 1, 2014, the Adviser agreed to limit expenses to 1.05%. Prior to September 1, 2014, the Adviser agreed to limit expenses to 1.25%. (See Note 6.)

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Seafarer Overseas Growth and Income Fund

Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
$13.14	$12.54	$11.46	$12.66	$11.59

0.29	0.28	0.21	0.19	0.15
(0.93)	0.73	1.07	(1.26)	1.28
(0.64)	1.01	1.28	(1.07)	1.43

(0.01)	(0.38)	(0.20)	(0.12)	(0.21)
(0.88)	(0.03)	–	(0.02)	(0.15)
(0.89)	(0.41)	(0.20)	(0.14)	(0.36)
–	–	0.00 (b)	0.01	0.00	(b)
(1.53)	0.60	1.08	(1.20)	1.07
$11.61	$13.14	$12.54	$11.46	$12.66

(4.17%)	8.08%	11.37%	(8.32%)	12.76%

$1,304,491	$2,134,051	$1,500,310	$605,178	$129,714

0.90%	0.87%	0.92%	1.03%	1.18%
0.90%	0.87%	0.92%	1.03%	1.10	%(d)
2.45%	2.09%	1.82%	1.72%	1.30%
52%	23%	14%	7%	28%

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2019	37

Financial Highlights	Seafarer Overseas Value Fund

For a share outstanding through the years presented

Investor Class	Year Ended April 30, 2019	Year Ended April 30, 2018	May 31, 2016 (Inception) to April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$11.95	$11.30	$10.00
INCOME FROM OPERATIONS:
Net investment income(a)	0.29	0.35	0.12
Net realized and unrealized gain/(loss) on investments	(0.51)	0.72	1.28
Total from investment operations	(0.22)	1.07	1.40

LESS DISTRIBUTIONS:
From net investment income	(0.29)	(0.42)	(0.10)
From net realized gains on investments	(0.03)	–	–
Total distributions	(0.32)	(0.42)	(0.10)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.54)	0.65	1.30
NET ASSET VALUE, END OF PERIOD	$11.41	$11.95	$11.30

TOTAL RETURN(b)	(1.50%)	9.55%	14.15%
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$327	$311	$280
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver	1.45%	1.80%	3.71	%(c)
Operating expenses including reimbursement/waiver	1.15%	1.15%	1.15	%(c)
Net investment income including reimbursement/waiver	2.59%	2.91%	1.24	%(c)
PORTFOLIO TURNOVER RATE(d)	3%	3%	0%

(a)	Calculated using the average shares method.

(b)	Total returns are for the periods indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the periods. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for a period less than one full year has not been annualized.

See accompanying Notes to Financial Statements.

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Financial Highlights	Seafarer Overseas Value Fund

For a share outstanding through the years presented

Institutional Class	Year Ended April 30, 2019	Year Ended April 30, 2018		May 31, 2016 (Inception) to April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$11.96	$11.28		$10.00
INCOME FROM OPERATIONS:
Net investment income(a)	0.30	0.35		0.13
Net realized and unrealized gain/(loss) on investments	(0.50)	0.74		1.28
Total from investment operations	(0.20)	1.09		1.41

LESS DISTRIBUTIONS:
From net investment income	(0.30)	(0.41)		(0.13)
From net realized gains on investments	(0.03)	–		–
Total distributions	(0.33)	(0.41)		(0.13)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.53)	0.68		1.28
NET ASSET VALUE, END OF PERIOD	$11.43	$11.96		$11.28	(b)

TOTAL RETURN(c)	(1.34%)	9.74	%(d)	14.18	%(e)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$28,849	$25,291		$9,846
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver	1.48%	1.76%		3.63	%(f)
Operating expenses including reimbursement/waiver	1.05%	1.05%		1.05	%(f)
Net investment income including reimbursement/waiver	2.65%	2.90%		1.36	%(f)
PORTFOLIO TURNOVER RATE(g)	3%	3%		0%

(a)	Calculated using the average shares method.

(b)	In preparing the financial statements in accordance with U.S. GAAP, management made certain adjustments as required by U.S. GAAP which caused the net asset value for purposes of these financial statements to differ from the net asset value used to process shareholder transactions as of the date of these financial statements. As a result, the net asset value decreased from $11.29 to $11.28.

(c)	Total returns are for the periods indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the periods. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return increased from 9.64% to 9.74%.

(e)	Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return decreased from 14.29% to 14.18%.

(f)	Annualized.
(g)	Portfolio turnover rate for a period less than one full year has not been annualized.

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2019	39

Seafarer Funds	Notes to Financial Statements

April 30, 2019

NOTES TO FINANCIAL STATEMENTS

1. Organization

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund (individually a “Fund” and collectively, the “Funds”). The Seafarer Overseas Growth and Income Fund seeks to provide long-term capital appreciation along with some current income; it also seeks to mitigate adverse volatility in returns as a secondary objective. The Seafarer Overseas Value Fund seeks to provide long-term capital appreciation. The Funds each offer Investor Class and Institutional Class shares.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation

Each Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and exchange traded funds, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange but before the close of the NYSE, such that the securities’ value would likely change. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). Each Fund uses a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Corporate bonds and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread

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Seafarer Funds	Notes to Financial Statements

April 30, 2019

data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Publicly traded foreign government debt securities and foreign corporate bonds are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when the Trust’s Valuation Committee believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Certain foreign countries impose a tax on capital gains which is accrued by each Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Such inputs are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are developed based on the information available and the reporting entity’s best efforts to interpret such information.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Annual Report – April 30, 2019	41

Seafarer Funds	Notes to Financial Statements

April 30, 2019

The following is a summary of the inputs used to value each Fund as of April 30, 2019:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Seafarer Overseas Growth and Income Fund
Common Stocks
Brazil	$71,792,099	$–	$–	$71,792,099
China / Hong Kong	67,387,112	462,170,586	–	529,557,698
Czech Republic	–	17,654,806	–	17,654,806
Hungary	–	50,894,058	–	50,894,058
India	18,830,000	30,837,783	–	49,667,783
Indonesia	–	21,669,455	–	21,669,455
Malaysia	–	20,071,915	–	20,071,915
Mexico	46,741,370	–	–	46,741,370
Philippines	–	24,091,413	–	24,091,413
Qatar	–	22,111,714	–	22,111,714
Singapore	–	101,322,925	–	101,322,925
South Africa	–	33,466,153	–	33,466,153
South Korea	34,574,327	249,631,979	–	284,206,306
Taiwan	27,330,669	60,386,967	–	87,717,636
Thailand	–	23,578,561	–	23,578,561
United Arab Emirates	–	14,208,691	–	14,208,691
Vietnam	–	21,946,318	–	21,946,318
Preferred Stocks	–	65,397,499	–	65,397,499
Government Bond, Short-term - USD and Foreign Currency	–	29,951,961	–	29,951,961
Total	$266,655,577	$1,249,392,784	$–	$1,516,048,361

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Seafarer Funds	Notes to Financial Statements

April 30, 2019

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Seafarer Overseas Value Fund
Common Stocks
Brazil	$1,100,377	$–	$–	$1,100,377
China / Hong Kong	3,002,021	10,304,987	–	13,307,008
Czech Republic	480,248	1,182,072	–	1,662,320
Mexico	912,157	–	–	912,157
Philippines	659,951	–	–	659,951
Qatar	–	1,393,227	–	1,393,227
Russia	–	1,241,864	–	1,241,864
Singapore	–	3,312,640	–	3,312,640
South Korea	–	1,177,667	–	1,177,667
United Arab Emirates	–	981,255	–	981,255
Vietnam	–	1,720,237	–	1,720,237
Total	$6,154,754	$21,313,949	$–	$27,468,703

(a)	For detailed descriptions of securities by country, see the accompanying Portfolio of Investments.

For the year ended April 30, 2019, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income

Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income are allocated daily to each share class in proportion to its average daily net assets.

Cash Management Transactions

Each of the Funds subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign Currency, at value. As of April 30, 2019, the Funds had the following cash balances participating in the BBH CMS:

Fund
Seafarer Overseas Growth and Income Fund	$17,758,204
Seafarer Overseas Value Fund	1,624,900

Annual Report – April 30, 2019	43

Seafarer Funds	Notes to Financial Statements

April 30, 2019

As of April 30, 2019, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Seafarer Overseas Growth and Income Fund	$–
Seafarer Overseas Value Fund	–

Foreign Securities

The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts

Each Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of a contract is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses

Some expenses of the Trust can be directly attributed to the Funds. Expenses that cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on the average daily net assets of each fund.

Fund and Class Expenses

Expenses that are specific to a Fund or class of shares of a Fund, including shareholder servicing fees, are charged directly to that Fund or share class. Expenses that are common to all Funds are generally allocated among the Funds in proportion to their average daily net assets.

Federal Income Taxes

Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns

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Seafarer Funds	Notes to Financial Statements

April 30, 2019

are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders

In general, the Seafarer Overseas Growth and Income Fund’s policy is to distribute to its shareholders substantially all net investment income, paid out via two semi-annual dividends, in June and December. The Seafarer Overseas Value Fund’s policy is to distribute to its shareholders substantially all net investment income via one annual dividend in December. It is also each Fund’s policy to distribute annually all net realized short-term and long-term capital gains, if any, after offsetting any capital loss carryovers. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. Each Fund may make additional distributions if Seafarer Capital Partners, LLC (the “Adviser”) believes doing so may be necessary for the Fund to avoid or reduce taxes.

3. Tax Basis Information

Reclassifications

As of April 30, 2019, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to equalization. The reclassifications were as follows:

	Paid-in Capital	Distributable earnings
Seafarer Overseas Growth and Income Fund	$3,077,440	$(3,077,440)
Seafarer Overseas Value Fund	$38,130	$(38,130)

Tax Basis of Investments

As of April 30, 2019, the aggregate cost of investments, gross unrealized appreciation/(depreciation), and net unrealized appreciation for Federal tax purposes were as follows:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Appreciation/ (Depreciation) on Foreign Currencies	Net Appreciation/ (Depreciation)
Seafarer Overseas Growth and Income Fund	$1,488,563,280	$149,169,425	$(121,684,344)	$(8,827)	$27,476,254
Seafarer Overseas Value Fund	27,774,103	3,408,428	(3,713,828)	(436)	(305,836)

Annual Report – April 30, 2019	45

Seafarer Funds	Notes to Financial Statements

April 30, 2019

Components of Distributable Earnings

As of April 30, 2019, components of distributable earnings were as follows:

Seafarer Overseas Growth and Income Fund
Accumulated net investment income	$17,736,140
Accumulated net realized loss	(63,386,907)
Net unrealized appreciation on investments	27,476,254
Total distributable earnings	$(18,174,513)

Seafarer Overseas Value Fund
Accumulated net investment income	$203,535
Accumulated net realized loss	(42,343)
Net unrealized depreciation on investments	(305,836)
Total distributable earnings	$(144,644)

Capital Losses

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

	Short-Term	Long-Term
Seafarer Overseas Growth and Income Fund	$29,711,571	$4,296,115

The Fund elects to defer to the period ending April 30, 2020, capital losses recognized during the period November 1, 2018 – April 30, 2019 in the amount of:

Capital Losses Recognized
Seafarer Overseas Growth and Income Fund	$29,379,221
Seafarer Overseas Value Fund	42,343

Tax Basis of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain is recorded by a Fund.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2019 was as follows:

	Ordinary Income	Long-Term Capital Gain
Seafarer Overseas Growth and Income Fund	$2,805,129	$130,795,114
Seafarer Overseas Value Fund	751,764	62,777

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Seafarer Funds	Notes to Financial Statements

April 30, 2019

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2018 was as follows:

	Ordinary Income	Long-Term Capital Gain
Seafarer Overseas Growth and Income Fund	$80,952,386	$6,334,481
Seafarer Overseas Value Fund	648,226	–

4. Securities Transactions

The cost of purchases and proceeds from sales of securities excluding short-term securities during the year ended April 30, 2019 were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Seafarer Overseas Growth and Income Fund	$999,215,650	$2,070,406,719
Seafarer Overseas Value Fund	7,412,928	611,713

5. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

6. Management and Related Party Transactions

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objectives, policies, limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the investment advisory agreement, the Funds, in the aggregate, pay the Adviser an annual management fee of 0.75% of the aggregate average daily net assets of the Funds up to $1.5 billion and 0.70% of the aggregate average daily net assets of the Funds over $1.5 billion. Each Fund pays the Adviser a monthly fee at the annual rate using the applicable management fee calculated based on the Fund’s pro rata share of the Funds’ combined average daily net assets. Prior to August 31, 2016, the Funds paid the Adviser an annual management fee of 0.75% of the aggregate average daily net assets of the Funds.

Effective September 1, 2014, the Adviser contractually agreed to limit certain Fund expenses (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.25% and 1.05% of the Funds’ average daily net assets in the Investor and Institutional share classes, respectively, through August 31, 2015. Effective September 1, 2015, the Adviser contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver / Expense Reimbursements (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Funds’ average daily net assets for the Investor and Institutional share classes respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2019. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Funds’ expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. The Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date of the waiver. This agreement may not be terminated or modified prior to August 31, 2019, except with the approval of the Funds’ Board. During the year ended April 30, 2019, the Adviser agreed that it will only seek to recoup waived management

Annual Report – April 30, 2019	47

Seafarer Funds	Notes to Financial Statements

April 30, 2019

fees and will not recoup any reimbursed expenses. As of April 30, 2019, the Adviser has recouped all available waived management fees from the Seafarer Overseas Growth and Income Fund.

For the year ended April 30, 2019, the fee waivers and/or reimbursements were as follows for the Seafarer Overseas Value Fund:

Fund	Fees Waived/ Reimbursed By Adviser	Recoupment of Past Waived Fees By Adviser
Seafarer Overseas Value Fund
Investor Class	$897	$28
Institutional Class	115,259	–

As of April 30, 2019, the balances of recoupable expenses for each class were as follows for the Funds:

Fund	Expires 2020	Expires 2021	Expires 2022	Total
Seafarer Overseas Growth and Income Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Seafarer Overseas Value Fund
Investor Class	$1,140	$1,723	$897	$3,760
Institutional Class	34,396	108,082	115,259	257,737

Fund Administrator

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) (an affiliate of ALPS Distributors, Inc.) provides administrative, fund accounting and other services to the Funds under the Administration, Bookkeeping and Pricing Services Agreement with the Trust.

The Funds’ administrative fee is accrued on a daily basis and paid monthly. The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses. Administration fees paid by the Funds for the year ended April 30, 2019 are disclosed in the Statements of Operations.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds (“Transfer Agent”). ALPS is paid an annual base fee per Fund and a fee based on the number of shareholder accounts. The Transfer Agent is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2019 are disclosed in the Statements of Operations.

Compliance Services

ALPS provides compliance services to the Funds under the Chief Compliance Officer Services Agreement with the Trust. ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in accordance with the requirements of Rule 38a-1 under the 1940 Act. ALPS is paid an annual base fee and is reimbursed for certain out-of-pocket expenses. Compliance service fees paid by the Funds for the year ended April 30, 2019 are disclosed in the Statements of Operations.

Principal Financial Officer

ALPS provides principal financial officer services to the Funds under the Principal Financial Officer Services Agreement with the Trust. Under this Agreement, ALPS is paid an annual base fee and is

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Seafarer Funds	Notes to Financial Statements

April 30, 2019

reimbursed for certain out-of-pocket expenses. Principal financial officer fees paid by the Funds for the year ended April 30, 2019 are disclosed in the Statements of Operations.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to the Distribution Agreement with the Trust. Under a side letter agreement, the Adviser pays ADI an annual base fee of $12,000 per Fund for the distribution services. The Adviser also reimburses ADI for certain out-of-pocket expenses. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of the Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Shareholder Service Plan for Investor Class and Institutional Class Shares

Each Fund has adopted a Shareholder Services Plan (a “Services Plan”) for each of its share classes. Under the Services Plan, each Fund is authorized to enter into shareholder service agreements with investment advisers, financial institutions and other service providers (“Participating Organizations”) to maintain and provide certain administrative and servicing functions in relation to the accounts of shareholders. Shareholder service arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, and disbursing cash dividends as well as other investment or administrative services required for a particular Participating Organizations’ products, programs, platform and accounts. The Services Plan will cause each Fund to pay an aggregate fee, not to exceed on an annual basis 0.15% and 0.05% of the average daily net asset value of the Investor and Institutional share classes, respectively. Such payments will be made on assets attributable to or held in the name of a Participating Organization, on behalf of its clients as compensation for providing service activities pursuant to an agreement with the Participating Organization. Any amount of such payment not paid to a Participating Organization for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees paid by the Funds for the year ended April 30, 2019 are disclosed in the Statements of Operations.

Trustees

The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations.

7. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under the applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. New Accounting Pronouncements

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to US GAAP for investment companies. Effective November 4, 2018, the Funds adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Funds’ adoption of those amendments, effective with the financial statements prepared as of April 30, 2019, had no effect on the Funds’ net assets or results of operations.

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any

Annual Report – April 30, 2019	49

Seafarer Funds	Notes to Financial Statements

April 30, 2019

eliminated or modified disclosures. The Funds adopted the disclosure requirements effective with the financial statements prepared as of April 30, 2019; doing so had no effect on the Funds’ net assets or results of operations.

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Seafarer Funds	Report of Independent Registered Public Accounting Firm

April 30, 2019

To the shareholders and the Board of Trustees of Financial Investors Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund (the "Funds"), two of the funds constituting the Financial Investors Trust, as of April 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for Seafarer Overseas Growth and Income Fund; the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from May 31, 2016 (inception) through April 30, 2017 for Seafarer Overseas Value Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Seafarer Overseas Growth and Income Fund as of April 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Seafarer Overseas Value Fund as of April 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from May 31, 2016 (inception) through April 30, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado
June 25, 2019

We have served as the auditor of one or more investment companies advised by Seafarer Capital Partners, LLC since 2012.

Annual Report – April 30, 2019	51

Seafarer Funds	Additional Information

April 30, 2019 (Unaudited)

ADDITIONAL INFORMATION

1. Fund Holdings

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year within 60 days after the end of the period. Copies of the Funds’ previously filed Form N-Qs are available without charge on the SEC website at http://www.sec.gov.

2. Fund Proxy Voting Policies, Procedures and Summaries

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling toll-free (855) 732-9220 and (2) on the SEC’s website at http://www.sec.gov.

3. Tax Designations (Unaudited)

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2018:

	Dividends Received Deduction	Qualified Dividend Income
Seafarer Overseas Growth and Income Fund	0.00%	100.00%
Seafarer Overseas Value Fund	0.00%	10.83%

In early 2019, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2018 via Form 1099. The Funds will notify shareholders in early 2020 of amounts paid to them by the Funds, if any, during the calendar year 2019.

The Funds designate the following as long-term capital gain distributions:

Long Term Capital Gain Distributions
Seafarer Overseas Growth and Income Fund	$130,795,114
Seafarer Overseas Value Fund	$62,777

The Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund designate foreign taxes paid in the amount of $9,960,853 and $18,442 and foreign source income in the amount of $72,767,857 and $916,280, respectively, for federal income tax purposes for the year ended April 30, 2019.

The Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund utilized equalization credits in the amounts of $3,077,439 and $38,130, respectively.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

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Seafarer Funds	Approval of Fund Advisory Agreement

April 30, 2019 (Unaudited)

DISCLOSURE REGARDING APPROVAL OF FUND

ADVISORY AGREEMENT

On December 11, 2018, the Trustees met in person to discuss, among other things, the approval of the Investment Advisory Agreement between and Seafarer Capital Partners, LLC (“Seafarer”) and the Trust, with respect to the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund (together, the “Seafarer Funds”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Investment Advisory Agreement with Seafarer, the Trustees, including the Independent Trustees, considered the following factors with respect to the Seafarer Funds:

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement

The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Seafarer Funds under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Seafarer in its presentation, including its Form ADV.

The Trustees reviewed and considered Seafarer’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Seafarer. The Trustees also reviewed the research and decision-making processes utilized by Seafarer, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Seafarer Funds.

The Trustees considered the background and experience of Seafarer’s management in connection with the Seafarer Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Seafarer Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Seafarer’s insider trading policies and procedures and its Code of Ethics.

Performance

The Trustees reviewed performance information for the Institutional Class shares of each Seafarer Fund for the 1-year, 2-year, 3-year, 4-year, 5-year and since inception periods ended September 30, 2018, as applicable. That review included a comparison of each Fund’s performance to the performance universe average of a group of funds selected by an independent provider of investment company data (the “Data Provider”). The Trustees noted the performance of the Seafarer Overseas Growth and Income Fund was above the universe average for the 1-year, 4-year, 5-year, and since inception periods ended September 30, 2018 and below the universe average for the 2-year and 3-year periods ended September 30, 2018. The Trustees also noted that the performance of the Seafarer Overseas Value Fund was above the universe average for the 1-year and 2-year periods ended September 30, 2018 and below the universe average for the since inception period ended September 30, 2018. The Trustees also considered Seafarer’s discussion of each Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as Seafarer’s performance and reputation generally and its investment techniques, risk management controls, and decision-making processes.

Investment Advisory Fee Rate

The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund, to Seafarer, respectively, of 0.75% of the Fund’s daily average net assets up to $1.5 billion and 0.70% over $1.5 billion, in light of the extent and quality of the advisory services provided by Seafarer to the Funds.

The Board received and considered information including a comparison of each Fund’s contractual and actual management fees and overall expenses with those of funds in the expense group and universe of funds selected by the Data Provider. The Trustees noted that the contractual and actual management

Annual Report – April 30, 2019	53

Seafarer Funds	Approval of Fund Advisory Agreement

April 30, 2019 (Unaudited)

fee rate for the Institutional Class shares of each Seafarer Fund was below the average and median contractual and actual management fee rates of the Data Provider peer group median.

Total Expense Ratios

The Trustees further reviewed and considered the total expense ratio (after waivers) of 0.874% for the Institutional Class of the Seafarer Overseas Growth and Income Fund and 1.045% for the Institutional Class of the Seafarer Overseas Value Fund, and noted that each Fund’s total expense ratio (after waivers) was below the total expense ratio of the Data Provider universe average and median (after waivers).

Comparable Accounts

The Trustees noted certain information provided by Seafarer regarding fees charged to other Seafarer clients and considered Seafarer’s statements indicating that there were no clients with investment mandates directly comparable to the Seafarer Funds.

Profitability

The Trustees received and considered a retrospective and projected profitability analysis prepared by Seafarer based on the fees payable under the Investment Advisory Agreement with respect to each Seafarer Fund. The Trustees considered the profits, if any, anticipated to be realized by Seafarer in connection with the operation of each Seafarer Fund. The Board then reviewed Seafarer’s audited financial statements for the year ended December 31, 2016 in order to analyze the financial condition and stability and profitability of Seafarer.

Economies of Scale

The Trustees considered whether economies of scale in the provision of services to the Seafarer Funds will be passed along to the shareholders under the Investment Advisory Agreement.

Other Benefits to the Adviser

The Trustees reviewed and considered any other incidental benefits derived or to be derived by Seafarer from its relationship with the Seafarer Funds, including whether soft dollar arrangements were used.

In renewing Seafarer as the investment adviser to the Seafarer Funds and renewing the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the nature, extent, and quality of services rendered by Seafarer under the Investment Advisory Agreement with respect to the Seafarer Funds were adequate;

●	the performance of the Seafarer Overseas Growth and Income Fund was above the universe average for the 1-year, 4-year, 5-year, and since inception periods ended September 30, 2018 and below the universe average for the 2-year and 3-year periods ended September 30, 2018; and the performance of the Seafarer Overseas Value Fund was above the universe average for the 1-year and 2-year periods ended September 30, 2018 and below the universe average for the since inception period ended September 30, 2018;

●	the contractual and actual management fee rate for the Institutional Class shares of each Seafarer Fund was below the average and median contractual and actual management fee rates of the Data Provider peer group median;

●	each Seafarer Fund’s total expense ratio (after waivers) was below the total expense ratio of the Data Provider universe average and median (after waivers);

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Seafarer Funds	Approval of Fund Advisory Agreement

April 30, 2019 (Unaudited)

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Seafarer’s other clients were not indicative of any unreasonableness with respect to the advisory fees payable by the Seafarer Funds;

●	the profit, if any, realized by Seafarer in connection with the operation of the Seafarer Funds is not unreasonable to the Funds; and

●	there were no material economies of scale or other incidental benefits accruing to Seafarer in connection with its relationship with the Seafarer Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Seafarer’s compensation for investment advisory services is consistent with the best interests of each Seafarer Fund and its shareholders.

Annual Report – April 30, 2019	55

Seafarer Funds	Trustees and Officers

April 30, 2019 (Unaudited)

Additional information regarding the Funds’ trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-732-9220.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	31	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	31	Mr. Deems is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

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Seafarer Funds	Trustees and Officers

April 30, 2019 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	31	Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); and Clough Global Opportunities Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	31	None.

Annual Report – April 30, 2019	57

Seafarer Funds	Trustees and Officers

April 30, 2019 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee and President^	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and ALPS Advisors, Inc. (“AAI”) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	31	Mr. Burke is a Trustee of ALPS ETF Trust (20 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

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Seafarer Funds	Trustees and Officers

April 30, 2019 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and ALPS Series Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.
Karen S. Gilomen, 1970	Secretary	Ms. Gilomen was elected Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.	Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of Reaves Utility Income Fund and the Assistant Secretary of the WesMark Funds.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Axonic Alternative Income Fund, Boulder Growth & Income Fund, Inc., Centre Funds, Index Funds, Reality Shares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust.
Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.

Annual Report – April 30, 2019	59

Seafarer Funds	Trustees and Officers

April 30, 2019 (Unaudited)

OFFICERS (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of ALPS ETF Trust, Clough Funds Trust and Principal Real Estate Income Fund.
Jennifer Craig, 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Sareena Khwaja- Dixon, 1980	Assistant Secretary	Ms. Khwaja- Dixon was elected Assistant Secretary of the Trust at the December 12, 2017 meeting of the Board of Trustees.	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc., Clough Funds Trust, Clough Dividend and Income Fund, Clough Global Opportunities Fund, and Clough Global Equity Fund.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust (currently 31) and any other investment companies for which any Trustee serves as trustee for and which Seafarer Capital Partners, LLC provides investment advisory services (currently none).
^	Effective June 12, 2019, Mr. Burke’s term as President of the Trust ended and Bradley J. Swenson was appointed President of the Trust.

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Seafarer Funds	Privacy Policy

April 30, 2019 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number and account transactions
● Account balances and transaction history
● Wire transfer instructions
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share:	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

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Seafarer Funds	Privacy Policy

April 30, 2019 (Unaudited)

Who We Are
Who is providing this notice?	Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund.

What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you
	●	open an account
	●	provide account information or give us your contact information
	●	make a wire transfer or deposit money
Why can't I limit all sharing?	Federal law gives you the right to limit only
	●	sharing for affiliates’ everyday business purposes-information about your creditworthiness
	●	affiliates from using your information to market to you
	●	sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
● The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
● The Funds do not jointly market.

Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

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VULCAN
VALUE
PARTNERS

VULCAN VALUE PARTNERS FUND
VULCAN VALUE PARTNERS SMALL CAP FUND

APRIL 30, 2019

ANNUAL REPORT

CONTENTS	PAGE
Shareholder Letter	1
Fund Overview
Vulcan Value Partners Fund	5
Vulcan Value Partners Small Cap Fund	8
Disclosure of Fund Expenses
Vulcan Value Partners Fund	7
Vulcan Value Partners Small Cap Fund	10
Statements of Investments
Vulcan Value Partners Fund	11
Vulcan Value Partners Small Cap Fund	14
Statements of Assets and Liabilities	17
Statements of Operations	18
Statements of Changes in Net Assets
Vulcan Value Partners Fund	19
Vulcan Value Partners Small Cap Fund	20
Financial Highlights
Vulcan Value Partners Fund	22
Vulcan Value Partners Small Cap Fund	24
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	35
Disclosure Regarding Approval of Fund Advisory Agreements	36
Additional Information	39
Trustees and Officers	40
Privacy Policy	45

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.vulcanvaluepartners.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.877.421.5078 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.vulcanvaluepartners.com.

www.vulcanvaluepartners.com

Shareholder Letter

April 30, 2019 (Unaudited)

Annual Shareholder Letter 04.30.2019

Vulcan Value Partners Fund returned 6.80% versus 9.06% for the Russell 1000® Value Index and 13.49% for the S&P 500® Index for the year ended April 30, 2019. The Vulcan Value Partners Small Cap Fund returned 4.76% versus 2.19% for the Russell 2000® Value Index and 4.61% for the Russell Value 2000® Index for the year ended April 30, 2019.

As we have often said, we place no weight on short-term results, good or bad, and neither should you. In fact, we have made and will continue to make decisions that could negatively impact short-term performance when we think we can improve our long-term returns and mitigate risk. We encourage you to place more weight on our longer-term historical results and a great deal of weight on our long-term prospects.

We generally define material contributors and detractors as companies having a greater than 1% impact on the portfolio.

Performance data quoted represents past performance. Past performance does not guarantee future results.

Vulcan Value Partners Large Cap Fund Review

In the discussion that follows, we highlight a few holdings in the Vulcan Value Partners Fund. Material contributors included Mastercard, Teradyne, Visa, Airbus and Hilton Worldwide Holdings. McKesson Corporation, National Oilwell Varco, and State Street Corporation were material detractors.

Mastercard is a company that we originally purchased during the financial crisis. Its weight in the portfolio has varied over our holding period. Mastercard’s value growth is among the highest of the companies we own due to the combination of consistent free cash flow production, strong double-digit bottom-line growth, and outstanding capital allocation. In fact, the value of Mastercard has compounded at a double-digit rate for over a decade. The value per share has compounded even faster because of outstanding capital allocation, all while the company continues to strengthen its competitive position.

As we have discussed in the past, Teradyne is the global leader in semiconductor test equipment. The business has generated excellent free cash flow and high returns on capital. In addition, Teradyne has a rapidly growing and underappreciated industrial automation business specializing in easy-to-operate robots, or “cobots”, that work alongside humans. The company’s stock price increased with the broader market rally during the period.

We have owned Airbus for several years and have been pleased with its performance. We added to our position during the period. We are gratified not only by the stock price, but also because our expectations for this company are coming to fruition. In previous commentary, we have stated,

“Airbus SE and Boeing are a global duopoly in commercial aviation. Also, both are leaders in the defense industry. As you know, we have owned Boeing in the portfolio for quite some time, but we sold it during the third quarter as its stock price reached our

Annual Report | April 30, 2019	1

Shareholder Letter

April 30, 2019 (Unaudited)

estimate of fair value. Airbus’ financial results remind us of where Boeing was two years ago. Both companies have approximately seven years of commercial backlog, which will keep their factories in production for years to come. However, Airbus is ramping up production and making progress on bringing its cost curve down with greater economies of scale. As production increases and costs fall, Airbus’ reported earnings, and much more importantly, free cash flow should expand dramatically.”

In fact, that is exactly what is happening at Airbus. Orders are up, backlogs are bigger, production rates are increasing, economies of scale are being realized, cost curves are coming down, and free cash flow is increasing. None of this is surprising to us, but it is gratifying as we are seeing the results of remaining patient and following our discipline.

Hilton Worldwide Holdings is one of the largest hospitality companies in the world. Similar to several other hotel companies that we admire, Hilton went through a multi-year transition to an asset light model, meaning that they transitioned to focus on managing and franchising hotels under their brands rather than owning the physical properties. Hilton is a company that is well known to us and one we have followed as analysts for decades. We were pleased to be able to increase our stake in this great business as it got cheaper during the period.

There has been volatility in McKesson’s stock price due to publicity concerning the opioid crisis and the associated litigation involving the drug distributors. McKesson has robust compliance and anti-diversion programs and is committed to addressing the problem. There may be headlines, but we do not feel that the headlines affect our long-term outlook, as we have captured the liability associated with the opioid litigation in our valuation.

National Oilwell Varco’s stock price can be affected by movements in oil prices, but the company’s long-term value is not. The products it provides to the oil industry are needed regardless of commodity price movements. We acknowledge that, in the near term, wide fluctuations in oil prices can impact demand at the margin. However, these short-term fluctuations in demand do not have bearing on the company’s value. We look forward to stock price volatility in stable value businesses because it allows us the opportunity to execute our discipline. We are pleased to have been able to, once again, follow our discipline and add to our position in this great company during the period.

Vulcan Value Partners Small Cap Fund Review

In the discussion that follows, we highlight a few holdings in the Vulcan Value Partners Small Cap Fund. Material contributors included Sleep Number Corporation, ACI Worldwide, Frontdoor, and Acuity Brands. Sleep Country Canada Holdings and Despegar.com were material detractors.

Sleep Number is a premium bedding company in a stable industry. Its value has compounded at a strong double-digit rate over the time we have owned it. The management team has excelled at capital allocation and has used the company’s free cash flow to repurchase its stock at extremely discounted prices. To paraphrase Benjamin Graham, in the short run, the stock market is a voting machine but, in the long run, it's a weighing machine. Price can increase or decrease drastically based on popular sentiment, as demonstrated by Sleep Number’s stock price volatility over the

2	www.vulcanvaluepartners.com

Shareholder Letter

April 30, 2019 (Unaudited)

years we have owned it. Following our discipline, we have raised and lowered Sleep Number’s weight in the portfolio according to its price to value ratio. We increased its weight in the fund during the period, and we have already been rewarded.

Frontdoor is the American Home Shield segment of ServiceMaster. It was spun out in the fourth quarter of 2018. Frontdoor is the largest provider of home service plans in the U.S. It insures the larger cost systems in its customers’ homes and has a nationwide network of more than 15,000 pre-qualified professional contractor firms that perform associated repairs. This network represents ease of repair for homeowners and a predictable revenue stream for the contractors. Frontdoor is also trying to monetize this growing network by eventually extending its offering to include a home repair services outside of its insurance business. The company generates robust free cash flow from its insurance premiums, which are paid far in advance of the associated repair outflows. We are pleased to be able to own this niche company with a growing network effect at a significant discount to our estimate of its fair value.

Closing

We feel our portfolios remain better positioned now than they have been in some time. The lower our price to value ratios, the higher our margin of safety. Our goal is to mitigate risk. We believe returns will take care of themselves over our five year horizon. It is very important to understand that market volatility is not risk. We define risk as the probability of permanently losing capital over our five-year time horizon. Our investment discipline requires us only to invest in companies that we believe have inherently stable values. As a result, market price volatility can create opportunities for us to mitigate risk by improving our price to value ratios. Your patient capital alongside of ours and our shared long-term time horizon allows us to execute our investment philosophy which is based upon using short-term market disruptions to improve our long-term prospects.

Thank you for the confidence you have placed in us.

C.T. Fitzpatrick

Chief Executive Officer

Vulcan Value Partners, LLC

Past performance does not guarantee future results. The Funds’ prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Funds’ prospectus. Please call 877.421.5078 to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of the Vulcan Value Partners, LLC and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the

Annual Report | April 30, 2019	3

Shareholder Letter

April 30, 2019 (Unaudited)

performance of the Funds or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Vulcan Value Partners, LLC nor the Funds accept any liability for losses either direct or consequential caused by the use of this information.

The Funds are distributed by ALPS Distributors, Inc.

The Funds are subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Funds may not achieve their objectives.

Diversification does not eliminate the risk of experiencing investment losses.

Price to value ratio compares a firm's market to book value by dividing price per share by book value per share. It is also known as the price-equity ratio.

Margin of safety is a principle of investing in which an investor only purchases securities when their market price is significantly below their intrinsic value. In other words, when the market price of a security is significantly below your estimation of its intrinsic value, the difference is the margin of safety. Because investors may set a margin of safety in accordance with their own risk preferences, buying securities when this difference is present allows an investment to be made with minimal downside risk.

4	www.vulcanvaluepartners.com

Fund Overview

April 30, 2019 (Unaudited)

VULCAN VALUE PARTNERS FUND

Annualized Total Returns (as of 4/30/19)

					Since	Expense Ratios(1)
	6 Month	1 Year	3 Year	5 Year	Inception*	Total	Net(2)
Vulcan Value Partners Fund	9.56%	6.80%	11.08%	8.37%	12.06%	1.09%	1.09%
S&P 500® Total Return Index(3)	9.76%	13.49%	14.87%	11.63%	13.18%
Russell 1000® Value Index(4)	7.90%	9.06%	10.97%	8.27%	11.53%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Fund inception date of 12/30/09.

(1)	Ratios as of the Prospectus dated August 31, 2018 and may differ from the ratios presented in the Financial Highlights.

(2)	Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through August 31, 2019. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Fund will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fees or expenses were foregone or reimbursed. The Adviser may not discontinue or modify this waiver prior to August 31, 2019 without the approval by the Fund’s Board of Trustees.

(3)	The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

(4)	The Russell 1000® Value Index is presented here as an additional index, and measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Annual Report | April 30, 2019	5

Fund Overview

April 30, 2019 (Unaudited)

Growth of $10,000 Initial Investment (for the period ended April 30, 2019)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)*

Top Ten Holdings (as a % of Net Assets)*

Skyworks Solutions, Inc.	5.98%
Qorvo, Inc.	5.95%
Mastercard, Inc.	5.22%
Hilton Worldwide Holdings, Inc.	5.11%
KKR & Co., Inc.	5.08%
National Oilwell Varco, Inc.	4.98%
Amazon.com, Inc.	4.82%
NVIDIA Corp.	4.62%
CVS Health Corp.	4.51%
McKesson Corp.	4.27%
Top Ten Holdings	50.54%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

6	www.vulcanvaluepartners.com

Disclosure of Fund Expenses

April 30, 2019 (Unaudited)

As a shareholder of the Vulcan Value Partners Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other fund operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2018 and held until April 30, 2019.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table below is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vulcan Value Partners Fund

	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Expense Ratio(a)	Expenses Paid During period 11/1/18 - 4/30/19(b)
Actual	$1,000.00	$1,095.60	1.09%	$5.66
Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	1.09%	$5.46

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

Annual Report | April 30, 2019	7

Fund Overview

April 30, 2019 (Unaudited)

VULCAN VALUE PARTNERS SMALL CAP FUND

Annualized Total Returns (as of 4/30/19)

					Since	Expense Ratios(1)
	6 Month	1 Year	3 Year	5 Year	Inception*	Total	Net(2)
Vulcan Value Partners Small Cap Fund	13.73%	4.76%	9.62%	6.73%	12.56%	1.27%	1.27%
Russell 2000® Value Index(3)	3.77%	2.19%	11.46%	6.94%	10.57%
Russell 2000® Index(4)	6.06%	4.61%	13.60%	8.63%	11.88%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Fund inception date of 12/30/09.

(1)	Ratios as of the Prospectus dated August 31, 2018 and may differ from the ratios presented in the Financial Highlights.

(2)	Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through August 31, 2019. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Fund will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fees or expenses were foregone or reimbursed. The Adviser may not discontinue or modify this waiver prior to August 31, 2019 without the approval by the Fund’s Board of Trustees.

(3)	The Russell 2000® Value Index is presented here as an additional index, and measures the performance of small-cap value segment of the U.S.equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

(4)	The Russell 2000® Index is presented here as an additional index, and measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

8	www.vulcanvaluepartners.com

Fund Overview

April 30, 2019 (Unaudited)

Growth of $10,000 Initial Investment (for the period ended April 30, 2019)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)*

Top Ten Holdings (as a % of Net Assets)*

Cushman & Wakefield PLC	6.81%
Coherent, Inc.	6.21%
Ibstock PLC	5.31%
Sotheby's	5.28%
Avast PLC	5.06%
Ituran Location and Control, Ltd.	5.05%
Jones Lang LaSalle, Inc.	4.90%
Despegar.com Corp.	4.27%
Sleep Country Canada Holdings, Inc.	4.26%
Virtus Investment Partners, Inc.	4.23%
Top Ten Holdings	51.38%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2019	9

Disclosure of Fund Expenses

April 30, 2019 (Unaudited)

As a shareholder of the Vulcan Value Partners Small Cap Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other fund operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2018 and held until April 30, 2019.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table below is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vulcan Value Partners Small Cap Fund

	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Expense Ratio(a)	Expenses Paid During period 11/1/18 - 4/30/19(b)
Actual	$1,000.00	$1,137.30	1.25%	$6.62
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

10	www.vulcanvaluepartners.com

Vulcan Value Partners Fund	Statement of Investments

April 30, 2019

	Shares	Value (Note 2)
COMMON STOCKS (98.77%)
Communications (13.22%)
Internet (13.22%)
Alphabet, Inc., Class C(a)	40,979	$48,702,722
Amazon.com, Inc.(a)	32,134	61,906,794
Booking Holdings Inc(a)	17,178	31,865,018
Facebook, Inc., Class A(a)	141,231	27,314,075
		169,788,609

TOTAL COMMUNICATIONS		169,788,609

Consumer, Cyclical (7.10%)
Lodging (7.10%)
Hilton Worldwide Holdings, Inc.	755,103	65,686,410
Marriott International, Inc., Class A	186,730	25,473,706
		91,160,116

TOTAL CONSUMER, CYCLICAL		91,160,116

Consumer, Non-cyclical (12.47%)
Commercial Services (3.73%)
S&P Global, Inc.	217,106	47,906,610

Healthcare-Services (2.16%)
Anthem, Inc.	105,330	27,704,950

Pharmaceuticals (6.58%)
AmerisourceBergen Corp.	396,675	29,655,423
McKesson Corp.	460,479	54,912,121
		84,567,544

TOTAL CONSUMER, NON-CYCLICAL		160,179,104

Energy (4.98%)
Oil & Gas Services (4.98%)
National Oilwell Varco, Inc.	2,448,079	63,992,785

TOTAL ENERGY		63,992,785

Financial (23.20%)
Diversified Financial Services (10.56%)
BlackRock, Inc.	31,690	15,377,255
Mastercard, Inc., Class A	263,577	67,011,816
Visa, Inc., Class A	324,120	53,295,052
		135,684,123

Annual Report | April 30, 2019	11

Statement of Investments	Vulcan Value Partners Fund

April 30, 2019

	Shares	Value (Note 2)
Financial (continued)
Insurance (7.56%)
Axis Capital Holdings, Ltd.	516,609	$29,369,222
Everest Re Group, Ltd.	128,179	30,186,154
Swiss Re AG	389,332	37,467,880
		97,023,256

Private Equity (5.08%)
KKR & Co., Inc., Class A	2,668,742	65,250,742

TOTAL FINANCIAL		297,958,121

Industrial (8.09%)
Aerospace/Defense (3.40%)
Airbus SE	319,848	43,723,438

Miscellaneous Manufactur (1.89%)
Parker-Hannifin Corp.	134,111	24,284,820

Transportation (2.80%)
United Parcel Service, Inc., Class B	338,298	35,934,014

TOTAL INDUSTRIAL		103,942,272

Pharmaceuticals (4.51%)
Pharmacy Services (4.51%)
CVS Health Corp.	1,066,231	57,981,642

TOTAL PHARMACEUTICALS		57,981,642

Technology (25.20%)
Semiconductors (19.49%)
NVIDIA Corp.	328,130	59,391,530
Qorvo, Inc.(a)	1,011,377	76,470,215
Skyworks Solutions, Inc.	870,905	76,796,403
Teradyne, Inc.	770,708	37,764,692
		250,422,840

Software (5.71%)
Microsoft Corp.	359,645	46,969,637

12	www.vulcanvaluepartners.com

Vulcan Value Partners Fund	Statement of Investments

April 30, 2019

	Shares	Value (Note 2)
Technology (continued)
Software (continued)
Oracle Corp.	475,772	$26,324,465
		73,294,102

TOTAL TECHNOLOGY		323,716,942

TOTAL COMMON STOCKS
(Cost $1,041,716,616)		1,268,719,591

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.46%)
Money Market Fund (0.46%)
Dreyfus Treasury & Agency Cash Management, Institutional Shares	2.300%	5,888,338	5,888,338

TOTAL SHORT TERM INVESTMENTS
(Cost $5,888,338)			5,888,338

TOTAL INVESTMENTS (99.23%)
(Cost $1,047,604,954)			$1,274,607,929

Other Assets In Excess Of Liabilities (0.77%)			9,948,309

NET ASSETS (100.00%)			$1,284,556,238

(a)	Non-Income Producing Security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2019	13

Statement of Investments	Vulcan Value Partners Small Cap Fund

April 30, 2019

	Shares	Value (Note 2)
COMMON STOCKS (98.19%)
Communications (4.27%)
Internet (4.27%)
Despegar.com Corp.(a)	1,589,866	$23,196,145

TOTAL COMMUNICATIONS		23,196,145

Consumer, Cyclical (12.85%)
Distribution/Wholesale (3.48%)
WESCO International, Inc.(a)	330,530	18,919,537

Home Furnishings (5.11%)
Howden Joinery Group PLC	1,578,321	10,455,312
Sleep Number Corp.(a)	496,110	17,264,628
		27,719,940

Retail (4.26%)
Sleep Country Canada Holdings, Inc.	1,667,646	23,128,210

TOTAL CONSUMER, CYCLICAL		69,767,687

Consumer, Non-cyclical (14.31%)
Commercial Services (12.21%)
Sabre Corp.	913,908	18,972,730
Savills PLC	1,586,099	18,655,840
Sotheby's(a)	680,301	28,695,096
		66,323,666

Food - Flour & Grain (2.10%)
Ebro Foods SA	536,986	11,392,158

TOTAL CONSUMER, NON-CYCLICAL		77,715,824

Financial (21.87%)
Diversified Financial Services (4.23%)
Virtus Investment Partners, Inc.	187,174	22,949,404

Insurance (5.93%)
Axis Capital Holdings, Ltd.	305,495	17,367,391
Everest Re Group, Ltd.	63,119	14,864,524
		32,231,915

Real Estate (11.71%)
Cushman & Wakefield PLC(a)	1,882,847	36,979,115

14	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statement of Investments

April 30, 2019

	Shares	Value (Note 2)
Financial (continued)
Real Estate (continued)
Jones Lang LaSalle, Inc.	172,299	$26,632,257
		63,611,372

TOTAL FINANCIAL		118,792,691

Industrial (32.06%)
Building Materials (5.31%)
Ibstock PLC	8,465,845	28,835,100

Electrical Components & Equipment (3.64%)
Acuity Brands, Inc.	135,112	19,770,939

Electronics (13.55%)
Coherent, Inc.(a)	227,897	33,731,035
Ituran Location and Control, Ltd.	745,972	27,429,390
Resideo Technologies, Inc.(a)	547,134	12,419,942
		73,580,367
Engineering & Construction (3.43%)
frontdoor, Inc.(a)	529,248	18,650,700

Machinery-Diversified (1.95%)
Concentric AB	658,493	10,566,784

Miscellaneous Manufacturing (4.18%)
Carlisle Cos., Inc.	86,234	12,195,212
Crane Co.	123,842	10,532,762
		22,727,974

TOTAL INDUSTRIAL		174,131,864

Retail (2.77%)
Industrial Services (2.77%)
MSC Industrial Direct Co., Inc., Class A	180,154	15,069,882

TOTAL RETAIL		15,069,882

Technology (10.06%)
Computers (5.06%)
Avast PLC(a)	6,957,500	27,489,941

Software (5.00%)
ACI Worldwide, Inc.(a)	463,909	16,478,048

Annual Report | April 30, 2019	15

Statement of Investments	Vulcan Value Partners Small Cap Fund

April 30, 2019

	Shares	Value (Note 2)
Technology (continued)
Software (continued)
Lectra	444,102	$10,684,353
		27,162,401

TOTAL TECHNOLOGY		54,652,342

TOTAL COMMON STOCKS
(Cost $460,346,100)		533,326,435

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (3.30%)
Money Market Fund (3.30%)
Dreyfus Treasury & Agency Cash Management, Institutional Shares	2.300%	17,916,676	17,916,676

TOTAL SHORT TERM INVESTMENTS
(Cost $17,916,676)			17,916,676

TOTAL INVESTMENTS (101.49%)
(Cost $478,262,776)			$551,243,111

Liabilities In Excess Of Other Assets (-1.49%)			(8,069,325)

NET ASSETS (100.00%)			$543,173,786

(a)	Non-Income Producing Security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

16	www.vulcanvaluepartners.com

Statements of Assets and Liabilities

April 30, 2019

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
ASSETS:
Investments, at value	$1,274,607,929	$551,243,111
Receivable for investments sold	17,104,665	2,552,951
Receivable for shares sold	1,735,664	155,064
Dividends receivable	2,925,607	851,319
Other assets	16,891	12,921
Total assets	1,296,390,756	554,815,366

LIABILITIES:
Payable for investments purchased	6,907,538	9,851,178
Payable for shares redeemed	3,675,163	1,114,152
Payable to adviser	1,054,739	558,014
Payable for administration fees	68,328	30,188
Payable for transfer agency fees	17,965	18,250
Payable for delegated transfer agent equivalent services fees	8,771	4,817
Payable for professional fees	26,203	23,349
Payable for trustee fees and expenses	11,622	4,778
Payable for principal financial officer fees	1,172	494
Accrued expenses and other liabilities	63,017	36,360
Total liabilities	11,834,518	11,641,580
NET ASSETS	$1,284,556,238	$543,173,786

NET ASSETS CONSIST OF:

Paid-in capital (Note 5)	$1,048,277,515	$463,538,971
Total distributable earnings	236,278,723	79,634,815
NET ASSETS	$1,284,556,238	$543,173,786

INVESTMENTS, AT COST	$1,047,604,954	$478,262,776

PRICING OF SHARES:
Net Asset Value, offering and redemption price per share	$21.05	$17.31
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	61,022,770	31,380,510

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2019	17

Statements of Operations

For the Year Ended April 30, 2019

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
INVESTMENT INCOME:
Dividends	$19,975,034	$15,373,947
Foreign taxes withheld	(490,905)	(821,407)
Total investment income	19,484,129	14,552,540

EXPENSES:
Investment advisory fees (Note 6)	13,366,761	9,349,426
Administrative fees	401,331	244,903
Transfer agency fees	99,623	102,782
Delegated transfer agent equivalent services fees	124,292	148,185
Professional fees	36,024	29,737
Custodian fees	204,562	138,717
Principal financial officer fees	6,326	3,674
Trustee fees and expenses	46,066	23,373
Recoupment of previously waived fees	–	49,307
ReFlow Fees (Note 2)	38,268	107,246
Other	82,321	79,381
Total expenses before waiver	14,405,574	10,276,731
Less fees waived/reimbursed by investment adviser (Note 6)	–	(136,637)
Total net expenses	14,405,574	10,140,094
NET INVESTMENT INCOME	5,078,555	4,412,446

Net realized gain on investments(a)	72,707,406	97,491,245
Net realized loss on foreign currency transactions	(89,551)	(62,782)
Net realized gain	72,617,855	97,428,463
Net change in unrealized depreciation of investments	(3,636,934)	(99,605,465)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(43,860)	22,873
Net change in unrealized depreciation	(3,680,794)	(99,582,592)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	68,937,061	(2,154,129)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$74,015,616	$2,258,317

(a)	See Note 2 for gain/(loss) on In-Kind transactions.

See Accompanying Notes to Financial Statements.

18	www.vulcanvaluepartners.com

Vulcan Value Partners Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
OPERATIONS:
Net investment income	$5,078,555	$6,077,602
Net realized gain	72,617,855	70,439,403
Net change in unrealized appreciation/(depreciation)	(3,680,794)	84,016,759
Net increase in net assets resulting from operations	74,015,616	160,533,764

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
Total distributions(a)	(98,666,500)	(22,197,741)
Net decrease in net assets from distributions	(98,666,500)	(22,197,741)

SHARE TRANSACTIONS (Note 5):
Proceeds from sales of shares	257,281,793	160,766,374
Issued to shareholders in reinvestment of distributions	85,760,192	17,693,956
Cost of shares redeemed, net of redemption fees	(348,353,451)	(286,946,421)
Net decrease from share transactions	(5,311,466)	(108,486,091)

Net increase/(decrease) in net assets	(29,962,350)	29,849,932

NET ASSETS:
Beginning of year	1,314,518,588	1,284,668,656
End of year	$1,284,556,238	$1,314,518,588

(a)	For the year ended April 30, 2018, Total Distributions consisted of Net Investment Income of $7,670,305, and Net Realized Gains of $14,527,436.

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2019	19

Statements of Changes in Net Assets	Vulcan Value Partners Small Cap Fund

	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
OPERATIONS:
Net investment income	$4,412,446	$943,927
Net realized gain	97,428,463	15,803,042
Net change in unrealized appreciation/(depreciation)	(99,582,592)	18,367,056
Net increase in net assets resulting from operations	2,258,317	35,114,025

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
Total distributions(a)	(91,839,425)	(72,595,325)
Net decrease in net assets from distributions	(91,839,425)	(72,595,325)

SHARE TRANSACTIONS (Note 5):
Proceeds from sales of shares	162,197,866	245,328,871
Issued to shareholders in reinvestment of distributions	79,373,996	58,614,533
Cost of shares redeemed, net of redemption fees	(805,375,212)	(325,509,690)
Net decrease from share transactions	(563,803,350)	(21,566,286)

Net decrease in net assets	(653,384,458)	(59,047,586)

NET ASSETS:
Beginning of year	1,196,558,244	1,255,605,830
End of year	$543,173,786	$1,196,558,244

(a)	For the year ended April 30, 2018, Total Distributions consisted of Net Investment Income of $2,029,542, and Net Realized Gains of $70,565,783.

See Accompanying Notes to Financial Statements.

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Intentionally Left Blank

Financial Highlights

For a share outstanding throughout the years presented.

NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF YEAR

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements
Net investment income to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.

See Accompanying Notes to Financial Statements.

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Vulcan Value Partners Fund

For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015
$21.39	$19.30	$17.17	$19.97	$18.20

0.08	0.09	0.18	0.20	0.22
1.13	2.35	2.18	(1.51)	2.77
1.21	2.44	2.36	(1.31)	2.99

(0.13)	(0.12)	(0.23)	(0.13)	(0.17)
(1.42)	(0.23)	–	(1.36)	(1.05)
(1.55)	(0.35)	(0.23)	(1.49)	(1.22)

0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
(0.34)	2.09	2.13	(2.80)	1.77
$21.05	$21.39	$19.30	$17.17	$19.97

6.80%	12.72%	13.85%	(6.49%)	16.61%

$1,284,556	$1,314,519	$1,284,669	$1,528,080	$1,770,104

1.08%	1.08%	1.07%	1.08%	1.08%
1.08%	1.08%	1.07%	1.08%	1.08%
0.38%	0.46%	1.01%	1.10%	1.12%

73%	50%	49%	85%	64%

Annual Report | April 30, 2019	23

Financial Highlights

For a share outstanding throughout the years presented.

NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF YEAR

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements
Net investment income to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.

See Accompanying Notes to Financial Statements.

24	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund

For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015
$19.52	$20.16	$16.58	$18.61	$18.74

0.10	0.02	0.03	0.10	0.10
0.38	0.59	3.61	(1.05)	1.77
0.48	0.61	3.64	(0.95)	1.87

(0.12)	(0.03)	(0.06)	(0.06)	(0.11)
(2.57)	(1.22)	–	(1.02)	(1.89)
(2.69)	(1.25)	(0.06)	(1.08)	(2.00)

0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
(2.21)	(0.64)	3.58	(2.03)	(0.13)
$17.31	$19.52	$20.16	$16.58	$18.61

4.76%	3.08%	21.97%	(5.04%)	10.74%

$543,174	$1,196,558	$1,255,606	$1,147,007	$1,133,122
1.27%	1.24%	1.25%	1.25%	1.26%
1.25%	1.24%	1.25%	1.25%	1.25%
0.54%	0.08%	0.18%	0.61%	0.56%

68%	68%	52%	80%	73%

Annual Report | April 30, 2019	25

Notes to Financial Statements

April 30, 2019

1. ORGANIZATION

Financial Investors Trust (the “Trust”) is organized as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund (each a “Fund” and collectively, the “Funds”). The Funds seek to achieve long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including policies specific to investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the quote supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a quote, or if the quote supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security.

Equity securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

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Notes to Financial Statements

April 30, 2019

When such prices or quotations are not available, or when Vulcan Value Partners, LLC (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value each Fund’s investments as of April 30, 2019:

Vulcan Value Partners Fund:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$1,268,719,591	$–	$–	$1,268,719,591
Short Term Investments	5,888,338	–	–	5,888,338
TOTAL	$1,274,607,929	$–	$–	$1,274,607,929

Vulcan Value Partners Small Cap Fund:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$533,326,435	$–	$–	$533,326,435
Short Term Investments	17,916,676	–	–	17,916,676
TOTAL	$551,243,111	$–	$–	$551,243,111

(a)	For detailed descriptions, see the accompanying Statements of Investments.

Annual Report | April 30, 2019	27

Notes to Financial Statements

April 30, 2019

For the year ended April 30, 2019, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or, for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

ReFlow Liquidity Program: Each Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. ReFlow will purchase shares of the Fund at net asset value and will not be subject to any investment minimums. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net subscriptions, at the end of a maximum holding period determined by ReFlow (currently 28 days), or at other times as the Fund may request. ReFlow may choose to redeem its position in the Fund with an in-kind transfer of securities, instead of cash, enabling the Fund to avoid a realization of capital gains on the securities it transfers. ReFlow will not be subject to any short-term redemption fees. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.20% of the value of the Fund shares purchased by ReFlow although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. There is no assurance that ReFlow will have sufficient funds available to meet the Funds’ liquidity needs on a particular day. During the year ended April 30, 2019, the Funds participated in ReFlow. Fees associated with ReFlow are disclosed in the Statements of Operations.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return

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Notes to Financial Statements

April 30, 2019

of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs generally will not be eligible for treatment as qualified dividend income. As the final character of the distributions is not known until reported by the REITs on their 1099s, the Funds utilize an average of the prior year’s reallocation information as an estimate for the current year character of distributions.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

In-Kind Redemptions: During the year ended April 30, 2019, the Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund distributed portfolio securities rather than cash as payment for certain redemptions of fund shares (in-kind redemptions) in the amount of $47,402,507 and $18,778,070, respectively. For financial reporting purposes, the Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund recognized gains on the in-kind redemptions in the amount of $18,277,073 and $10,160,499, respectively. For tax purposes, the gains are not recognized.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to a Fund are charged directly to that Fund.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for

Annual Report | April 30, 2019	29

Notes to Financial Statements

April 30, 2019

federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2019 permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to in-kind redemptions. The reclassifications were as follows:

Fund	Paid-in Capital	Distributable earnings
Vulcan Value Partners Fund	$10,160,499	$(10,160,499)
Vulcan Value Partners Small Cap Fund	18,277,174	(18,277,174)

Tax Basis of Investments: As of April 30, 2019, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for federal tax purposes was as follows:

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
Gross appreciation (excess of value over tax cost)	$249,722,178	$90,675,974
Gross depreciation (excess of tax cost over value)	(31,408,289)	(25,553,010)
Net (depreciation) of foreign currency	(59,635)	(8,500)
Net unrealized appreciation	$218,254,254	$65,114,464
Cost of investments for income tax purposes	$1,056,294,040	$486,120,147

Components of Earnings: As of April 30, 2019, components of distributable earnings were as follows:

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
Accumulated capital gains	18,024,469	14,520,351
Net unrealized appreciation on investments	218,254,254	65,114,464
Total	$236,278,723	$79,634,815

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Notes to Financial Statements

April 30, 2019

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2019 were as follows:

	Ordinary Income	Long-Term Capital Gain
2019
Vulcan Value Partners Fund	$56,597,050	$42,069,450
Vulcan Value Partners Small Cap Fund	10,950,971	80,888,454

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2018 were as follows

	Ordinary Income	Long-Term Capital Gain
2018
Vulcan Value Partners Fund	$22,197,741	$–
Vulcan Value Partners Small Cap Fund	59,551,178	13,044,147

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities and in-kind redemptions) during the year ended April 30, 2019 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Vulcan Value Partners Fund	$956,070,699	$1,019,193,894
Vulcan Value Partners Small Cap Fund	522,151,205	1,092,224,538

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Shares redeemed within 90 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. The Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund retained $16,120 and $22,728, respectively, for the year ended April 30, 2019, and $3,889

Annual Report | April 30, 2019	31

Notes to Financial Statements

April 30, 2019

and $11,246, respectively, for the year ended April 30, 2018, which is reflected in the “Cost of shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets.

Transactions in shares of capital stock for the dates listed below were as follows:

Vulcan Value Partners Fund

	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
Shares Sold	12,191,768	7,896,160
Shares Issued in Reinvestment of Dividends	4,689,102	870,263
Less Shares Redeemed	(17,310,102)	(13,886,874)
Net Decrease	(429,232)	(5,120,451)

Vulcan Value Partners Small Cap Fund

	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
Shares Sold	9,339,047	12,345,631
Shares Issued in Reinvestment of Dividends	5,297,515	3,018,064
Less Shares Redeemed	(44,554,915)	(16,352,775)
Net Decrease	(29,918,353)	(989,080)

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with each Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds pay the Adviser an annual management fee of 1.00% and 1.15% for Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund, respectively, based on each Fund’s average daily net assets. The management fee is paid on a monthly basis.

The Adviser has contractually agreed to limit each of the Fund’s total annual fund operating expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% of each Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect from September 1, 2018 through August 31, 2019. The prior Expense Agreement was in effect from September 1, 2017 through August 31, 2018. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Funds will not be obligated to pay any such fees and expenses more than three years after the date of the waiver or reimbursement. The Adviser may not discontinue or modify this waiver prior to August 31, 2019 without the approval by the Funds’ Board.

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Notes to Financial Statements

April 30, 2019

For the year ended April 30, 2019, the fee waivers and/or reimbursements and recoupment amounts were as follows:

Fund	Fees Waived/Reimbursed By Adviser	Recoupment of Previously Waived Fees by Adviser
Vulcan Value Partners Fund	$–	$–
Vulcan Value Partners Small Cap Fund	136,637	49,307

As of April 30, 2019, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2020	Expires 2021	Expires 2022	Total
Vulcan Value Partners Fund	$–	$–	$–	$–
Vulcan Value Partners Small Cap Fund	–	–	87,330	87,330

Fund Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2019 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2019 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Vulcan pays this fee on behalf of the Funds.

Principal Financial Officer: ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) (an affiliate of ADI) receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the year ended April 30, 2019 are disclosed in the Statements of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS Fund Services, Inc.) acts as the distributor of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission. Certain intermediaries may charge networking, omnibus account or other administrative fees with

Annual Report | April 30, 2019	33

Notes to Financial Statements

April 30, 2019

respect to transactions in shares of the Funds. Transactions may be processed through the National Securities Clearing Corporation (“NSCC”) or similar systems or processed on a manual basis. These fees are paid by the Funds to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Funds converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Funds may increase. Fees are disclosed on the Statements of Operations as “Delegated transfer agent equivalent services fees”.

Trustees: The fees and expenses of the independent trustees of the Board are presented in the Statement of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. RECENT ACCOUNTING PRONOUCEMENTS

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to US GAAP for investment companies. Effective November 4, 2018, the Funds adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Funds’ adoption of those amendments, effective with the financial statements prepared as of April 30, 2019, had no effect on the Funds’ net assets or results of operations.

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The Funds early adopted effective with the financial statements prepared as of April 30, 2019, and they had no effect on the Funds’ net assets or results of operations.

9. SUBSEQUENT EVENT

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

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Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund (the "Funds"), two of the funds constituting the Financial Investors Trust, as of April 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund of the Financials Investors Trust as of April 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
Denver, Colorado
June 25, 2019

We have served as the auditor of one or more investment companies advised by Vulcan Value Partners, LLC since 2010.

Annual Report | April 30, 2019	35

Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2019 (Unaudited)

Vulcan Funds

On December 11, 2018, the Trustees met in person to discuss, among other things, the approval of the Investment Advisory Agreement between Vulcan Value Partners, LLC (“Vulcan”) and the Trust, with respect to the Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund (together, the “Vulcan Funds”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Investment Advisory Agreement with Vulcan, the Trustees, including the Independent Trustees, considered the following factors with respect to the Vulcan Funds:

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the Vulcan Funds under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Vulcan in its presentation, including its Form ADV.

The Trustees reviewed and considered Vulcan’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Vulcan. The Trustees also reviewed the research and decision-making processes utilized by Vulcan, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Vulcan Funds.

The Trustees considered the background and experience of Vulcan’s management in connection with the Vulcan Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Vulcan Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Vulcan’s insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees reviewed performance information for each of the Vulcan Funds for the 3-month, 1-year, 3-year, 5-year, and since inception periods ended September 30, 2018. That review included a comparison of each Fund’s performance to the performance universe median of a group of funds selected by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the performance of the Vulcan Value Partners Fund was above its respective Data Provider universe median performance for the 3-month, 1-year, 3-year, 5-year, and since inception periods ended September 30, 2018, and the performance of the Vulcan Value Partners Small Cap Fund was above its respective Data Provider universe median performance for the 3-month and since inception periods ended September 30, 2018 and below its respective Data Provider universe median performance for the 1-year, 3-year, and 5-year periods ended September 30, 2018. The Trustees also considered Vulcan’s discussion of each Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as Vulcan’s performance and reputation generally and its investment techniques, risk management controls, and decision-making processes.

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the Vulcan Funds, to Vulcan of 1.00% of the Vulcan Value Partners Fund’s daily average net assets and 1.15% of the Vulcan Value Partners Small Cap

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Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2019 (Unaudited)

Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by Vulcan to the Vulcan Funds.

The Board received and considered information including a comparison of each Fund’s contractual and actual advisory fees and overall expenses with those of funds in the peer group and universe of funds selected by the Data Provider. The Trustees noted that the contractual advisory fee rate of both Vulcan Funds was above the respective Data Provider peer group median contractual advisory fee rate.

Total Expense Ratios: The Trustees further reviewed and considered the total expense ratio (after waivers) of 1.08% for the Vulcan Value Partners Fund and 1.24% for the Vulcan Value Partners Small Cap Fund. The Trustees noted that the total expense ratio (after waivers) of the Vulcan Value Partners Fund was the same as the Data Provider peer group median total expense ratio (after waivers) and the total expense ratio (after waivers) of the Vulcan Value Partners Small Cap Fund was below the Data Provider peer group median total expense ratio (after waivers).

Comparable Accounts: The Trustees noted certain information provided by Vulcan regarding fees charged to its other clients utilizing a strategy similar to that employed by the Vulcan Funds.

Profitability: The Trustees received and considered a retrospective and projected profitability analysis prepared by Vulcan based on the fees payable under the Investment Advisory Agreement with respect to each Vulcan Fund. The Trustees considered the profits, if any, anticipated to be realized by Vulcan in connection with the operation of each Vulcan Fund. The Board then reviewed Vulcan’s audited financial statements for the years ended December 31, 2017 and 2016, provided supplementally, in order to analyze the financial condition and stability and profitability of Vulcan.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Vulcan Funds will be passed along to the shareholders under the Investment Advisory Agreement.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Vulcan from its relationship with the Vulcan Funds, including whether soft dollar arrangements were used.

In renewing Vulcan as the investment adviser to the Vulcan Funds and renewing the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the nature, extent, and quality of services rendered by Vulcan under the Investment Advisory Agreement with respect to the Vulcan Funds were adequate;

●	the performance of the Vulcan Value Partners Fund was above its respective Data Provider universe median performance for the 3-month, 1-year, 3-year, 5-year, and

Annual Report | April 30, 2019	37

Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2019 (Unaudited)

since inception periods ended September 30, 2018, and the performance of the Vulcan Value Partners Small Cap Fund was above its respective Data Provider universe median performance for the 3-month and since inception periods ended September 30, 2018 and below its respective Data Provider universe median performance for the 1-year, 3-year, and 5-year periods ended September 30, 2018;

●	each Vulcan Fund’s contractual advisory fee rate was above its Data Provider peer group median contractual advisory fee rate;

●	the total expense ratio (after waivers) of the Vulcan Value Partners Fund was the same as the Data Provider peer group median total expense ratio (after waivers) and the total expense ratio (after waivers) of the Vulcan Value Partners Small Cap Fund was below the Data Provider peer group median total expense ratio (after waivers);

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Vulcan’s other clients employing a comparable strategy to one or more of the Vulcan Funds were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Vulcan Funds;

●	the profit, if any, realized by Vulcan in connection with the operation of each Vulcan Fund is not unreasonable to such Vulcan Fund; and

●	there were no material economies of scale or other incidental benefits accruing to Vulcan in connection with its relationship with the Vulcan Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Vulcan’s compensation for investment advisory services is consistent with the best interests of each Vulcan Fund and their shareholders.

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Additional Information

April 30, 2019 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year within 60 days after the end of the period. Copies of the Funds’ previously filed Form NQs are available without charge on the SEC website at http://www.sec.gov.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866)-759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Funds designate the following for federal income tax purposes for the calendar year ended December 31, 2018:

	Qualified Dividend Income	Dividend Received Deduction
Vulcan Value Partners Fund	29.26%	23.68%
Vulcan Value Partners Small Cap Fund	100.00%	36.87%

In early 2019, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2018 via Form 1099. The Funds will notify shareholders in early 2020 of amounts paid to them by the Funds, if any, during the calendar year 2019.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund designated $42,069,450 and $80,888,454 as long-term capital gain dividends.

Annual Report | April 30, 2019	39

Trustees and Officers

April 30, 2019 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 877-421-5078.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	31	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	31	Mr. Deems is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

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Trustees and Officers

April 30, 2019 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	31	Mr. Rutledge is a Trustee of Principal Real Estate Income Fund (1 fund); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); and Clough Global Opportunities Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	31	None.

Annual Report | April 30, 2019	41

Trustees and Officers

April 30, 2019 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee and President^	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and ALPS Advisors, Inc. (“AAI”) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	31	Mr. Burke is a Trustee of ALPS ETF Trust (20 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

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Trustees and Officers

April 30, 2019 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and ALPS Series Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.
Karen S. Gilomen, 1970	Secretary	Ms. Gilomen was elected Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.	Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of Reaves Utility Income Fund and the Assistant Secretary of the WesMark Funds.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Elevation ETF Trust, Index Funds, Reality Shares ETF Trust and Reaves Utility Income Fund.
Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.

Annual Report | April 30, 2019	43

Trustees and Officers

April 30, 2019 (Unaudited)

OFFICERS (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of ALPS ETF Trust, Clough Funds Trust and Principal Real Estate Income Fund.
Jennifer Craig, 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Sareena Khwaja-Dixon, 1980	Assistant Secretary	Ms. Khwaja-Dixon was elected Assistant Secretary of the Trust at the December 12, 2017 meeting of the Board of Trustees.	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc., Clough Funds Trust, Clough Dividend and Income Fund, Clough Global Opportunities Fund, and Clough Global Equity Fund.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex includes all series of the Trust (currently 31) and any other investment companies for which any Trustee serves as trustee for and which Vulcan Value Partners, LLC provides investment advisory services (currently none).

^	Effective June 12, 2019, Mr. Burke’s term as President of the Trust ended and Bradley J. Swenson was appointed President of the Trust.

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Privacy Policy

April 30, 2019 (Unaudited)

WHO WE ARE
Who is providing this notice?	Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund.
WHAT WE DO
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can‘t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates‘ everyday business purposes-information about your creditworthiness

● affiliates from using your information to market to you

● sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Annual Report | April 30, 2019	45

Privacy Policy

April 30, 2019 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and account transactions

● Account balances and transaction history

● Wire transfer instructions

HOW?	All financial companies need to share customers‘ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers‘ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates‘ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates‘ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

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Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics described in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics described in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended April 30, 2019 and April 30, 2018, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $338,280 and $368,680, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended April 30, 2019 and April 30, 2018, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended April 30, 2019 and April 30, 2018, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $96,055 and $97,875, respectively. The fiscal year 2018 and 2017 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended April 30, 2019 and April 30, 2018, no fees were billed to Registrant by the principal accountant for products and services, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s Audit Committee. The Chairman of the Audit Committee may pre-approve non-audit services to be performed by the Registrant’s principal accountant on an interim basis, subject to ratification by the Audit Committee at its next regularly scheduled meeting.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, were $133,562 in the fiscal year ended April 30, 2019 and $132,945 in the fiscal year ended April 30, 2018. These fees consisted of non-audit fees billed to (i) the Registrant of $96,055 in the fiscal year ended April 30, 2019 and $97,875 in fiscal year ended April 30, 2018 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $37,507 in the fiscal year ended April 30, 2019 and $35,070 in fiscal year ended April 30, 2018. The non-audit fees billed to AFS related to SSAE 16 services and other compliance-related matters.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is incorporated by reference to Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-8194, filed on January 9, 2017.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Brad Swenson
Brad Swenson (Principal Executive Officer) President

Date:	July 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Brad Swenson
Brad Swenson (Principal Executive Officer) President

Date:	July 8, 2019

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer) Treasurer

Date:	July 8, 2019